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                      NORWEST ASSET SECURITIES CORPORATION

                                    (Seller)

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                (Master Servicer)

                                       and

                     UNITED STATES TRUST COMPANY OF NEW YORK

                                    (Trustee)

                                       and

                            FIRST UNION NATIONAL BANK

                              (Trust Administrator)



                         POOLING AND SERVICING AGREEMENT

                         Dated as of September 30, 1997

                                 $345,286,973.13




                       Mortgage Pass-Through Certificates
                                 Series 1997-14


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                                TABLE OF CONTENTS

                                                                           Page

                                    ARTICLE I

                                   DEFINITIONS
Section 1.01. Definitions......................................................
Section 1.02. Acts of Holders..................................................
Section 1.03. Effect of Headings and Table of Contents.........................
Section 1.04. Benefits of Agreement............................................

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES
Section 2.01. Conveyance of Mortgage Loans.....................................
Section 2.02. Acceptance by Trust Administrator................................
Section 2.03. Representations and Warranties of the Master Servicer
                 and the Seller................................................
Section 2.04. Execution and Delivery of Certificates...........................
Section 2.05. Designation of Certificates; Designation of Startup Day
                 and Latest Possible Maturity Date.............................

                                   ARTICLE III

                       ADMINISTRATION OF THE TRUST ESTATE:
                         SERVICING OF THE MORTGAGE LOANS
Section 3.01. Certificate Account..............................................
Section 3.02. Permitted Withdrawals from the Certificate Account...............
Section 3.03. Advances by Master Servicer and Trust Administrator..............
Section 3.04. Trust Administrator to Cooperate;  Release of Owner
                 Mortgage Loan Files...........................................
Section 3.05. Reports to the Trustee and Trust Administrator;
                 Annual Compliance Statements..................................
Section 3.06. Title, Management and Disposition of Any REO Mortgage Loan.......
Section 3.07. Amendments to Servicing Agreements,  Modification of
                 Standard Provisions...........................................
Section 3.08. Oversight of Servicing...........................................
Section 3.09. Termination and Substitution of Servicing Agreements.............
Section 3.10. 1934 Act Reports.................................................

                                   ARTICLE IV

              DISTRIBUTIONS IN RESPECT OF CERTIFICATES; PAYMENTS TO
                   CERTIFICATEHOLDERS; STATEMENTS AND REPORTS
Section 4.01. Distributions....................................................
Section 4.02. Allocation of Realized Losses....................................
Section 4.03. Paying Agent.....................................................
Section 4.04. Statements to Certificateholders; Report to the Trust
                 Administrator and the Seller..................................
Section 4.05. Reports to Mortgagors and the Internal Revenue Service...........
Section 4.06. Calculation of Amounts; Binding Effect of Interpretations
                 and Actions of Master Servicer................................

                                    ARTICLE V

                                THE CERTIFICATES
Section 5.01. The Certificates.................................................
Section 5.02. Registration of Transfer and Exchange of Certificates............
Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates................
Section 5.04. Persons Deemed Owners............................................
Section 5.05. Access to List of Certificateholders' Names and Addresses........
Section 5.06. Maintenance of Office or Agency..................................
Section 5.07. Definitive Certificates..........................................
Section 5.08. Notices to Clearing Agency.......................................

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER
Section 6.01. Liability of the Seller and the Master Servicer..................
Section 6.02. Merger or Consolidation of the Seller or the Master Servicer.....
Section 6.03. Limitation on Liability of the Seller, the Master
                 Servicer and Others...........................................
Section 6.04. Resignation of the Master Servicer...............................
Section 6.05. Compensation to the Master Servicer..............................
Section 6.06. Assignment or Delegation of Duties by Master Servicer............
Section 6.07. Indemnification of Trustee, Trust Administrator and Seller
                  by Master Servicer...........................................

                                   ARTICLE VII

                                     DEFAULT
Section 7.01. Events of Default................................................
Section 7.02. Other Remedies of Trustee........................................
Section 7.03. Directions by Certificateholders and  Duties of Trustee
                 During Event of Default.......................................
Section 7.04. Action upon Certain Failures of the  Master Servicer and upon Event of Default.........................................
Section 7.05. Trust Administrator to Act; Appointment of Successor.............
Section 7.06. Notification to Certificateholders...............................

                                  ARTICLE VIII

               CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR
Section 8.01. Duties of Trustee and Trust Administrator........................
Section 8.02. Certain Matters Affecting the Trustee and the
                 Trustee Administrator.........................................
Section 8.03. Neither Trustee nor Trust Administrator Required to
                 Make Investigation............................................
Section 8.04. Neither Trustee Nor Trust Administrator Liable for
                 Certificates or Mortgage Loans................................
Section 8.05. Trustee and Trust Administrator May Own Certificates.............
Section 8.06. The Master Servicer to Pay Fees and Expenses.....................
Section 8.07. Eligibility Requirements.........................................
Section 8.08. Resignation and Removal..........................................
Section 8.09. Successor........................................................
Section 8.10. Merger or Consolidation..........................................
Section 8.11. Authenticating Agent.............................................
Section 8.12. Separate Trustees and Co-Trustees................................
Section 8.13. Appointment of Custodians........................................
Section 8.14. Tax Matters; Compliance with REMIC Provisions....................
Section 8.15. Monthly Advances.................................................

                                   ARTICLE IX

                                   TERMINATION
Section 9.01. Termination upon Purchase by the  Seller or Liquidation of All Mortgage Loans.........................................
Section 9.02. Additional Termination Requirements..............................

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS
Section 10.01. Amendment.......................................................
Section 10.02. Recordation of Agreement........................................
Section 10.03. Limitation on Rights of Certificateholders......................
Section 10.04. Governing Law; Jurisdiction.....................................
Section 10.05. Notices.........................................................
Section 10.06. Severability of Provisions......................................
Section 10.07. Special Notices to Rating Agencies..............................
Section 10.08. Covenant of Seller..............................................
Section 10.09. Recharacterization..............................................

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES
Section 11.01. Class A Fixed Pass-Through Rate.................................
Section 11.02. Cut-Off Date....................................................
Section 11.03. Cut-Off Date Aggregate Principal Balance........................
Section 11.04. Original Class A Percentage.....................................
Section 11.05. Original Class A Subclass Principal Balances....................
Section 11.06. Original Class A Non-PO Principal Balance.......................
Section 11.07. Original Class A-5 Notional Amount..............................
Section 11.08. Original Segment Principal Balances.............................
Section 11.09. Original Subordinated Percentage................................
Section 11.10. Original Class M Percentage.....................................
Section 11.11. Original Class M Principal Balance..............................
Section 11.12. Original Class M Fractional Interest............................
Section 11.13. Original Class B-1 Percentage...................................
Section 11.14. Original Class B-2 Percentage...................................
Section 11.15. Original Class B-3 Percentage...................................
Section 11.16. Original Class B-4 Percentage...................................
Section 11.17. Original Class B-5 Percentage...................................
Section 11.18. Original Class B Principal Balance..............................
Section 11.19. Original Class B Subclass Principal Balances....................
Section 11.20. Original Class B-1 Fractional Interest..........................
Section 11.21. Original Class B-2 Fractional Interest..........................
Section 11.22. Original Class B-3 Fractional Interest..........................
Section 11.23. Original Class B-4 Fractional Interest..........................
Section 11.24. Closing Date....................................................
Section 11.25. Right to Purchase...............................................
Section 11.26. Wire Transfer Eligibility.......................................
Section 11.27. Single Certificate..............................................
Section 11.28. Servicing Fee Rate..............................................
Section 11.29. Master Servicing Fee Rate.......................................

                                    EXHIBITS

EXHIBIT A-1   -  Form of Face of Class A-1 Certificate
EXHIBIT A-2   -  Form of Face of Class A-2 Certificate
EXHIBIT A-3   -  Form of Face of Class A-3 Certificate
EXHIBIT A-4   -  Form of Face of Class A-4 Certificate
EXHIBIT A-5   -  Form of Face of Class A-5 Certificate
EXHIBIT A-6   -  Form of Face of Class A-6 Certificate
EXHIBIT A-7   -  Form of Face of Class A-7 Certificate
EXHIBIT A-8   -  Form of Face of Class A-8 Certificate
EXHIBIT A-9   -  Form of Face of Class A-9 Certificate
EXHIBIT A-10  -  Form of Face of Class A-10 Certificate
EXHIBIT A-11  -  Form of Face of Class A-11 Certificate
EXHIBIT A-12  -  Form of Face of Class A-W10 Certificate
EXHIBIT A-PO  -  Form of Face of Class A-PO Certificate
EXHIBIT A-R   -  Form of Face of Class A-R Certificate
EXHIBIT A-LR  -  Form of Face of Class A-LR Certificate
EXHIBIT B-1   -  Form of Face of Class B-1 Certificate
EXHIBIT B-2   -  Form of Face of Class B-2 Certificate
EXHIBIT B-3   -  Form of Face of Class B-3 Certificate
EXHIBIT B-4   -  Form of Face of Class B-4 Certificate
EXHIBIT B-5   -  Form of Face of Class B-5 Certificate
EXHIBIT C     -  Form of Face of Class M Certificate
EXHIBIT D     -  Form of Reverse of Series 1997-14 Certificates
EXHIBIT E     -  Custodial Agreement
EXHIBIT F-1   -  Schedule of Mortgage Loans Serviced by Norwest Mortgage
                    from locations other than Frederick, Maryland
EXHIBIT F-2   -  Schedule of Mortgage Loans Serviced by Norwest Mortgage
                    in Frederick, Maryland
EXHIBIT F-3   -  Schedule of Mortgage Loans Serviced by Other Servicers
EXHIBIT G     -  Request for Release
EXHIBIT H     -  Affidavit Pursuant to Section 860E(e)(4) of the
                    Internal Revenue Code of 1986, as amended, and
                    for Non-ERISA Investors
EXHIBIT I     -  Letter from Transferor of Class [A-R] [A-LR] Certificate
EXHIBIT J     -  Transferee's Letter (Class [A-WIO] [A-PO] [B-3] [B-4]
                    [B-5] Certificates)
EXHIBIT K     -  Transferee's Letter (Class [M] [B-1] [B-2] Certificates)
EXHIBIT L     -  Servicing Agreements
EXHIBIT M     -  Form of Special Servicing Agreement

     This Pooling and Servicing Agreement, dated as of September 30, 1997 executed by NORWEST ASSET SECURITIES CORPORATION, as Seller, NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer, UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee and FIRST UNION NATIONAL BANK, as Trust Administrator.


                                WITNESSETH THAT:

     In consideration of the mutual agreements herein contained, the Seller, the Master Servicer, the Trustee and the Trust Administrator agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.     Definitions.

     Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

     Accretion Termination Date: The earlier of (i) the Distribution Date following the Distribution Date on which the Segment Principal Balance of the Scheduled Segment has been reduced to zero or (ii) the Cross-Over Date.

     Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

     Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

     Adjusted Principal Balance: As to any Distribution Date and the Class M Certificates or any Class B Subclass, the greater of (A) zero and (B) (i) the principal balance of such Class or Subclass with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less, with respect to the Class M Certificates, the Class B Principal Balance or, with respect to any Class B Subclass, the Class B Subclass Principal Balances for any Class B Subclasses with higher numerical designations.

     Adjustment Amount: For any Distribution Date, the difference between (A) the sum of the Class A Principal Balance, Class M Principal Balance and Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Class A Principal Balance, Class M Principal Balance and Class B Principal Balance as of the Determination Date succeeding such Distribution Date, (ii) the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Certificates with respect to such Distribution Date and (iii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a)(i) for such Distribution Date without regard to the provisos in the definitions of Class M Optimal Principal Amount, Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount and Class B-5 Optimal Principal Amount.

     Aggregate Current Bankruptcy Losses: With respect to any Distribution Date, the sum of all Bankruptcy Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

     Aggregate Current Fraud Losses: With respect to any Distribution Date, the sum of all Fraud Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

     Aggregate Current Special Hazard Losses: With respect to any Distribution Date, the sum of all Special Hazard Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

     Aggregate Foreclosure Profits: As to any Distribution Date, the aggregate amount of Foreclosure Profits with respect to all of the Mortgage Loans.

     Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

     Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended from time to time by the Master Servicer pursuant to Section 10.01(b) hereof.

     Authenticating  Agent:  Any  authenticating  agent  appointed  by the Trust
Administrator   pursuant  to  Section   8.11.   There  shall   initially  be  no
Authenticating Agent for the Certificates.

     Available Master Servicer Compensation: As to any Distribution Date, the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and (c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

     Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

     Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trust Administrator in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

     Bankruptcy Loss Amount: As of any Distribution Date prior to the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal $100,000 minus the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Cut-Off Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Bankruptcy Loss Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-Off Date coinciding with or preceding such Distribution Date (the "Relevant Anniversary") and (b) such lesser amount which, as determined on the Relevant Anniversary will not cause any rated Certificates to be placed on credit review status (other than for possible upgrading) by either Rating Agency minus (2) the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Relevant Anniversary. On and after the Cross-Over Date the Bankruptcy Loss Amount shall be zero.

     Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

     Book-Entry  Certificate:  Any of the  Class  A-1  Certificates,  Class  A-2
Certificates,   Class  A-3  Certificates,  Class  A-4  Certificates,  Class  A-6
Certificates,   Class  A-7  Certificates,  Class  A-8  Certificates,  Class  A-9
Certificates, Class A-10 Certificates or Class A-11 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

     Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota or State of North Carolina or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland, State of Minnesota or State of North Carolina are authorized or obligated by law or executive order to be closed.

     Certificate: Any one of the Class A Certificates, Class M Certificates or Class B Certificates.

     Certificate Account: The trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

     Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 5.02. The initial Certificate Registrar is the Trust Administrator.

     Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

     Class: All certificates whose form is identical except for (i) variations in the Percentage Interest evidenced thereby and (ii) in the case of the Class A Certificates and Class B Certificates, variations in Subclass designation and other Subclass characteristics.

     Class A Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5
Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-WIO Certificates, Class A-PO Certificates, Class A-R Certificate or Class A-LR Certificate.

     Class A Certificateholder: The registered holder of a Class A Certificate.

     Class A Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Subclasses of Class A Certificates pursuant to Paragraphs first, second, third and fourth of Section 4.01(a)(i) on such Distribution Date.

     Class A Fixed Pass-Through Rate: As to any Distribution Date, the rate per annum set forth in Section 11.01.

     Class A Interest Accrual Amount: As to any Distribution Date, the sum of the Class A Subclass Interest Accrual Amounts with respect to such Distribution Date.

     Class A Loss Denominator: As to any Determination Date, an amount equal to the sum of (i) the Class A Subclass Principal Balances of the Class A Certificates (other than the Class A-9 Certificates) and (ii) the lesser of the Class A Subclass Principal Balance of the Class A-9 Certificates and the Original Class A Subclass Principal Balance of the Class A-9 Certificates.

     Class A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Class A Interest Accrual Amount, (ii) the sum of the Class A Subclass Unpaid Interest Shortfalls for each Class A Subclass and
(iii) the Class A Non-PO Optimal Principal Amount.

     Class A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

          (i) the Class A Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class A Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan.

     Class A Non-PO Principal Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Class A Subclasses pursuant to Paragraph third clause (A) of Section 4.01(a)(i).

     Class A Non-PO Principal Balance: As of any date, an amount equal to the Class A Principal Balance less the Class A Subclass Principal Balance of the Class A-PO Certificates.

     Class A Non-PO Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Class A-9 Accrual Distribution Amount, if any, with respect to such Distribution Date and (ii) the Class A Non-PO Principal Amount with respect to such Distribution Date.

     Class A Percentage: As to any Distribution Date occurring on or prior to the Cross-Over Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Cross-Over Date, 100% or such lesser percentage which will cause the Class A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

     Class A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in September 2002, 100%. As to any Distribution Date subsequent to September 2002 to and including the Distribution Date in September 2003, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to September 2003 to and including the Distribution Date in September 2004, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to September 2004 to and including the Distribution Date in September 2005, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to September 2005 to and including the Distribution Date in September 2006, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to September 2006, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to Holders of Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of (a) Unscheduled
Principal Receipts distributable on such Distribution Date would reduce the Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Non-PO Principal Balance to zero and thereafter the Class A Prepayment
Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the September preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). In order for the reduction referred to in the second through sixth sentences to be applicable, with respect to any Distribution Date (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) must be less than 50% of the current Class M Principal Balance and the current Class B Principal Balance and (b) cumulative Realized Losses shall not exceed (1) 30% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including October 2002 and September 2003,
(2) 35% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including October 2003 and September 2004, (3) 40% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including October 2004 and September 2005, (4) 45% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including October 2005 and September 2006, and (5) 50% of the Original Subordinated Principal Balance if such Distribution Date occurs during or after October 2006. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trust Administrator, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

     Class A Principal Balance: As of any date, an amount equal to the sum of the Class A Subclass Principal Balances for the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9
Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-PO Certificates, Class A-R Certificate and Class A-LR Certificate.

     Class A Subclass: Any of the Subclasses of Class A Certificates consisting of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-PO Certificates, Class A-WIO Certificates, Class A-R Certificate and Class A-LR Certificate.

     Class A Subclass Distribution Amount: As to any Distribution Date and any Class A Subclass (other than the Class A-9 and Class A-PO Certificates), the amount distributable to such Class A Subclass pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a)(i). As to the Class A-9 Certificates, (a) as to any Distribution Date prior to the Accretion Termination Date, the amount distributable to the Class A-9 Certificates pursuant to the provisos in Paragraphs first and second of Section 4.01(a)(i) and Paragraph third clause (A) of Section 4.01(a)(i) and (b) as to any Distribution Date on or after the Accretion Termination Date, the amount distributable to the Class A-9 Certificates pursuant to Paragraphs first, second and third clause (A) of
Section 4.01(a)(i). As to any Distribution Date and the Class A-PO Certificates, the aggregate amount distributable to the Class A-PO Certificates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a)(i) on such Distribution Date.

     Class A Subclass Interest Accrual Amount: As to any Distribution Date and any Class A Subclass (other than the Class A-5, Class A-WIO and Class A-PO Certificates), (i) the product of (a) 1/12th of the Class A Subclass
Pass-Through  Rate  for  such  Class A  Subclass  and (b) the  Class A  Subclass
Principal Balance of such Class A Subclass as of the Determination Date preceding such Distribution Date minus (ii) the Class A Subclass Interest Percentage of such Class A Subclass of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date,
(y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e). As to any Distribution Date and the Class A-5 Certificates, the Class A-5 Interest Accrual Amount. As to any Distribution Date and the Class A-WIO Certificates, the Class A-WIO Interest Accrual Amount. The Class A-PO Certificates have no Class A Subclass Interest Accrual Amount.

     Class A Subclass Interest Percentage: As to any Distribution Date and any Class A Subclass, the percentage calculated by dividing the Class A Subclass Interest Accrual Amount of such Class A Subclass (determined without regard to clause (ii) of the definition thereof) by the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class A Subclass Interest Accrual Amount).

     Class A Subclass Interest Shortfall Amount: As to any Distribution Date and any Subclass of Class A Certificates, any amount by which the Class A Subclass Interest Accrual Amount of such Class A Subclass with respect to such Distribution Date exceeds the amount distributed in respect of such Class A Subclass on such Distribution Date pursuant to Paragraph first of Section 4.01(a)(i) including in the case of the Class A-9 Certificates prior to the Accretion Termination Date, the amount included in the Class A-9 Accrual Distribution Amount pursuant to clause (i) of the definition thereof.

     Class A Subclass Interest Shortfall Percentage: As to any Distribution Date and Class A Subclass, the percentage calculated by dividing the Class A Subclass Unpaid Interest Shortfall for such Class A Subclass by the Class A Unpaid Interest Shortfall, in each case determined as of the Business Day preceding the applicable Distribution Date.

     Class A Subclass Loss Percentage: As to any Determination Date and any Subclass of Class A Certificates (other than the Class A-9 and Class A-PO Certificates) then outstanding, the percentage calculated by dividing the Class A Subclass Principal Balance of such Subclass by the Class A Loss Denominator (determined without regard to any such Class A Subclass Principal Balance of any Class A Subclass not then outstanding), in each case determined as of the preceding Determination Date. As to the Class A-9 Certificates and any Determination Date, the Class A-9 Loss Percentage.

     Class A Subclass Pass-Through Rate: As to each Class A Subclass, other than the Class A-1, Class A-2, Class A-3, Class A-4, Class A-PO and Class A-WIO Certificates, the Class A Fixed Pass-Through Rate. As to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, 6.750% per annum. The Class A-PO Certificates are not entitled to interest and have no Class A Subclass
Pass-Through Rate. As to the Class A-WIO Certificates, the Class A-WIO Pass-Through Rate.

     Class A Subclass Principal Balance: As of the first Determination Date and as to any Class A Subclass (other than the Class A-5 and Class A-PO Certificates), the Original Class A Subclass Principal Balance of such Class A Subclass. As of any subsequent Determination Date prior to the Cross-Over Date and as to any Class A Subclass (other than the Class A-5, Class A-WIO and Class A-PO Certificates), the Original Class A Subclass Principal Balance of such Class A Subclass (increased in the case of the Class A-9 Certificates by the Class A-9 Principal Accretion Amount with respect to prior Distribution Dates) less the sum of (a) all amounts previously distributed in respect of such Class A Subclass on prior Distribution Dates (A) pursuant to Paragraph third clause
(A) of Section 4.01(a)(i) (B) as a result of a Principal Adjustment and (C) from the Class A-9 Accrual Distribution Amounts for such prior Distribution Dates and
(b) the Realized Losses allocated through such Determination Date to such Class A Subclass pursuant to Section 4.02(b). After the Cross-Over Date, each such Class A Subclass Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Class A Subclass Loss Percentage of such Class A Subclass and the excess, if any, of (i) the Class A Non-PO Principal Balance as of such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date. The Class A-5 and Class A-WIO Certificates have no Class A Subclass Principal Balance.

     As of any subsequent Determination Date prior to the Cross-Over Date and as to the Class A-PO Certificates, the Original Class A Subclass Principal Balance of such Class A Subclass less the sum of (a) all amounts previously distributed in respect of the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a)(i) and (b) the Realized Losses allocated through such Determination Date to the Class A-PO Certificates pursuant to Section 4.02(b). After the Cross-Over Date, such Class A Subclass Principal Balance will also be reduced on each Determination Date by an amount equal to the difference, if any, between such Class A Subclass Principal Balance as of such Determination Date without regard to this sentence and the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

     Class A Subclass Unpaid Interest Shortfall: As to any Distribution Date and Class A Subclass, the amount, if any, by which the aggregate of the Class A Subclass Interest Shortfall Amounts for such Class A Subclass for prior Distribution Dates is in excess of the amounts distributed in respect of such Class A Subclass (or in the case of the Class A-9 Certificates prior to the Accretion Termination Date, the amount included in the Class A-5 Accrual Distribution Amount pursuant to clause (ii) of the definition thereof) on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a)(i).

     Class A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Subclass Unpaid Interest Shortfalls for all the Class A Subclasses.

     Class A Voting Interest: The sum of (A) the product of (i) the then applicable Class A Percentage and (ii) the Non-PO Voting Interest and (B) the Pool Balance (PO Portion) divided by the Pool Balance (Non-PO Portion) and the Pool Balance (PO Portion).

     Class A-1 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit D hereto.

     Class  A-1  Certificateholder:   The  registered  holder  of  a  Class  A-1
Certificate.

     Class A-2 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit D hereto.

     Class  A-2  Certificateholder:   The  registered  holder  of  a  Class  A-2
Certificate.

     Class A-3 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-3 and Exhibit D hereto.

     Class  A-3  Certificateholder:   The  registered  holder  of  a  Class  A-3
Certificate.

     Class A-4 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-4 and Exhibit D hereto.

     Class  A-4  Certificateholder:   The  registered  holder  of  a  Class  A-4
Certificate.

     Class A-5 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-5 and Exhibit D hereto.

     Class  A-5  Certificateholder:   The  registered  holder  of  a  Class  A-5
Certificate.

     Class A-5 Interest Accrual Amount: As to any Distribution Date, (i) the product of (a) 1/12th of the Class A Subclass Pass-Through Rate for the Class A-5 Certificate and (b) the Class A-5 Notional Amount as of the Determination Date preceding such Distribution Date minus (ii) the Class A Subclass Interest Percentage of the Class A-5 Certificate of (x) any Non-Supported Interest
Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e).

     Class A-5 Notional Amount: As to any Distribution Date, the product of (i) 6.8965517241% and (ii) the sum of the Class A Subclass Principal Balances of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

     Class A-6 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-6 and Exhibit D hereto.

     Class  A-6  Certificateholder:   The  registered  holder  of  a  Class  A-6
Certificate.

     Class A-7 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-7 and Exhibit D hereto.

     Class  A-7  Certificateholder:   The  registered  holder  of  a  Class  A-7
Certificate.

     Class A-8 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-8 and Exhibit D hereto.

     Class  A-8  Certificateholder:   The  registered  holder  of  a  Class  A-8
Certificate.

     Class A-9 Accrual Distribution Amount: As to any Distribution Date prior to the Accretion Termination Date, an amount equal to the sum of (i) the Class A Subclass Interest Percentage of the Class A-9 Certificates of the Current Class A Interest Distribution Amount and (ii) the Class A Subclass Interest Shortfall Percentage of the Class A-9 Certificates of the amount distributed in respect of the Class A Subclasses pursuant to Paragraph second of Section 4.01(a)(i) on such Distribution Date. As to any Distribution Date on or after the Accretion Termination Date, zero.

     Class A-9 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-9 and Exhibit D hereto.

     Class  A-9  Certificateholder:   The  registered  holder  of  a  Class  A-9
Certificate.


     Class A-9 Loss Percentage: As to any Determination Date, the percentage calculated by dividing (i) the lesser of the Class A Subclass Principal Balance of the Class A-9 Certificates and the Original Class A Subclass Principal Balance of the Class A-9 Certificates by (ii) the Class A Loss Denominator (determined without regard to any Class A Subclass Principal Balance not then outstanding) determined as of the preceding Determination Date.

     Class A-9 Principal Accretion Amount: As to any Distribution Date prior to the Accretion Termination Date, an amount equal to the sum of the amounts calculated pursuant to clauses (i) and (ii) of the definition of Class A-9 Accrual Distribution Amount with respect to such Distribution Date.

     Class A-10 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-10 and Exhibit D hereto.

     Class A-10 Certificateholder: The registered holder of a Class A-10 Certificate.

     Class A-11 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-11 and Exhibit D hereto.

     Class A-11 Certificateholder: The registered holder of a Class A-11 Certificate.

     Class A-11 Percentage: The Class A Subclass Principal Balance of the Class A-11 Certificates divided by the Pool Balance (Non-PO Portion).

     Class A-11 Prepayment Shift Percentage: As to any Distribution Date, the percentage indicated below:

Distribution Date Occurring In            Class A-11 Prepayment Shift Percentage
------------------------------            --------------------------------------

October 1997 through September 2002                       0%
October 2002 through September 2003                      30%
October 2003 through September 2004                      40%
October 2004 through September 2005                      60%
October 2005 through September 2006                      80%
October 2006 and thereafter                             100%

     Class A-11 Priority Amount: For any Distribution Date, the lesser of (i) the Class A Subclass Principal Balance of the Class A-11 Certificates and (ii) the sum of (A) the product of (1) the Class A-11 Percentage, (2) the Class A-11 Shift Percentage and (3) the Scheduled Principal Amount and (B) the product of
(1) the Class A-11 Percentage, (2) the Class A-11 Prepayment Shift Percentage, and (3) the Unscheduled Principal Amount.

     Class A-11 Shift Percentage: As to any Distribution Date, the percentage indicated below:

Distribution Date Occurring In              Class A-11 Shift Percentage

October 1997 through September 2002                 0%
October 2002 and thereafter                       100%

     Class A-LIO Interest:  A regular  interest in the Lower-Tier REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L1 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L1 Interest Fraction: As of any Distribution Date, the fraction the numerator of which is an amount equal to the Class A Subclass Principal Balance of the Class A-1 Certificates and the denominator of which is the sum of the Class A Subclass Principal Balances of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

     Class A-L2 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L2 Interest Fraction: As of any Distribution Date, the fraction the numerator of which is an amount equal to the Class A Subclass Principal Balance of the Class A-2 Certificates and the denominator of which is the sum of the Class A Subclass Principal Balances of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

     Class A-L3 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L3 Interest Fraction: As of any Distribution Date, the fraction the numerator of which is an amount equal to the Class A Subclass Principal Balance of the Class A-3 Certificates and the denominator of which is the sum of the Class A Subclass Principal Balances of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

     Class A-L4 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L4 Interest Fraction: As of any Distribution Date, the fraction the numerator of which is an amount equal to the Class A Subclass Principal Balance of the Class A-4 Certificates and the denominator of which is the sum of the Class A Subclass Principal Balances of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

     Class A-L6 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L9 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-LPO Interest:  A regular  interest in the Lower-Tier REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-LR Certificate: The Certificate executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-LR and Exhibit D hereto.

     Class A-LR Certificateholder: The registered holder of the Class A-LR Certificate.

     Class A-LUR Interest:  A regular  interest in the Lower-Tier REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-PO Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-PO and Exhibit D hereto.

     Class A-PO Certificateholder: The registered holder of a Class A-PO Certificate.

     Class A-PO Deferred Amount: For any Distribution Date prior to the Cross-Over Date, the difference between (A) the sum of (x) the amount by which the sum of the Class A-PO Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class A-PO Certificates on such prior Distribution Dates pursuant to Paragraph third clause (B) of Section 4.01(a)(i) and (y) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time on or prior to the last day of the applicable Unscheduled Principal Receipt Period for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses and (B) amounts distributed on the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a)(i). On and after the Cross-Over Date, the Class A-PO Deferred Amount will be zero. No interest will accrue on any Class A-PO Deferred Amount.

     Class A-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum as to each Outstanding Mortgage Loan, of the product of (x) the PO Fraction with respect to such Mortgage Loan and (y) the sum of

          (i) (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to Section
     2.02 or 2.03;

          (iv) the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan.

     Class A-R Certificate: The Certificate executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit D hereto.

     Class A-R Certificateholder: The registered holder of the Class A-R Certificate.

     Class A-WIO Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-WIO and Exhibit D hereto.

     Class A-WIO Certificateholder: The registered holder of a Class A-WIO Certificate.

     Class A-WIO Interest Accrual Amount: As to any Distribution Date, (i) the product of (a) 1/12th of the Class A-WIO Pass-Through Rate and (b) the Class A-WIO Notional Amount as of the Determination Date preceding such Distribution Date minus (ii) the Class A Subclass Interest Percentage of the Class A-WIO Certificates of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e).

     Class A-WIO Notional  Amount:  As to any  Distribution  Date, the aggregate
Scheduled   Principal   Balance  of  the  Premium  Mortgage  Loans  as  of  such
Distribution Date.

     Class A-WIO Pass-Through Rate: As to any Distribution Date, a per annum rate equal to the Weighted Average Net Mortgage Interest Rate of the Premium Mortgage Loans minus 7.250%.

     Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates or Class B-5 Certificates.

     Class B Certificateholder: The registered holder of a Class B Certificate.

     Class B Interest Accrual Amount: As to any Distribution Date, the sum of the Class B Subclass Interest Accrual Amounts with respect to such Distribution Date.

     Class B Pass-Through Rate: As to any Distribution Date, 7.250% per annum.

     Class B Principal Balance: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance and Class B-5 Principal Balance.

     Class  B  Subclass:   Any  of  the  Class  B-1   Certificates,   Class  B-2
Certificates, Class B-3 Certificates, Class B-4 Certificates or Class B-5 Certificates.

     Class B Subclass Distribution Amount: Any of the Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Distribution Amounts.

     Class B Subclass Interest Accrual Amount: As to any Distribution Date and any Class B Subclass, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Class B Subclass Principal Balance of such Class B Subclass as of the Determination Date preceding such Distribution Date minus
(ii) the Class B Subclass Interest Percentage of such Class B Subclass of (x) any Non-Supported Interest Shortfall allocated to the Class B Certificates with respect to such Distribution Date and (y) the interest portion of any Excess
Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class B Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

     Class B Subclass Interest Percentage: As to any Distribution Date and any Class B Subclass, the percentage calculated by dividing the Class B Subclass Interest Accrual Amount of such Class B Subclass (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class B Subclass Interest Accrual Amount).

     Class B Subclass Interest Shortfall Amount: Any of the Class B-1 Interest Shortfall Amount, Class B-2 Interest Shortfall Amount, Class B-3 Interest
Shortfall Amount, Class B-4 Interest Shortfall Amount or Class B-5 Interest Shortfall Amount.

     Class B Subclass  Loss  Percentage:  As to any  Determination  Date and any
Class B Subclass then outstanding, the percentage calculated by dividing the Class B Subclass Principal Balance of such Class B Subclass by the Class B Principal Balance (determined without regard to any Class B Subclass Principal Balance of any Class B Subclass not then outstanding), in each case determined as of the preceding Determination Date.

     Class B Subclass Percentage: Any one of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage or Class B-5 Percentage.

     Class B Subclass  Prepayment  Percentage:  Any of the Class B-1  Prepayment
Percentage, Class B-2 Prepayment Percentage, Class B-3 Prepayment Percentage, Class B-4 Prepayment Percentage or Class B-5 Prepayment Percentage.

     Class B Subclass Principal Balance: Any of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance or Class B-5 Principal Balance.

     Class B Subclass Unpaid Interest Shortfall: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid
Interest Shortfall, Class B-4 Unpaid Interest Shortfall or Class B-5 Unpaid Interest Shortfall.

     Class B-1 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit D hereto.

     Class  B-1  Certificateholder:   The  registered  holder  of  a  Class  B-1
Certificate.

     Class B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a)(i).

     Class B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a)(i).

     Class B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-1 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-1 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-1 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

     Class B-1 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-1 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-1 Percentage for such Distribution Date will be zero.

     Class B-1 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-1 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-1 Prepayment Percentage for such Distribution Date will be zero.

     Class B-1 Principal Balance: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-1 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates (A) pursuant to Paragraph tenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-1 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance and the Class M Principal Balance as of such Determination Date.

     Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a)(i).

     Class B-2 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit D hereto.

     Class  B-2  Certificateholder:   The  registered  holder  of  a  Class  B-2
Certificate.

     Class B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a)(i).

     Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a)(i).

     Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-2 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-2 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-2 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

     Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

     Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

     Class B-2 Principal Balance: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-2 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates (A) pursuant to Paragraph thirteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-2 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance the Class M Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

     Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a)(i).

     Class B-3 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit D hereto.

     Class  B-3  Certificateholder:   The  registered  holder  of  a  Class  B-3
Certificate.

     Class B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs fourteenth, fifteenth and sixteenth of Section 4.01(a)(i).

     Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a)(i).

     Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-3 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-3 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-3 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

     Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

     Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

     Class B-3 Principal Balance: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-3 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates (A) pursuant to Paragraph sixteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses through such Determination Date allocated to the Class B-3 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

     Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a)(i).

     Class B-4 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit D hereto.

     Class  B-4  Certificateholder:   The  registered  holder  of  a  Class  B-4
Certificate.

     Class B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs seventeenth, eighteenth, and nineteenth of Section 4.01(a)(i).

     Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a)(i).

     Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-4 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-4 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-4 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

     Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

     Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

     Class B-4 Principal Balance: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-4 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates (A) pursuant to Paragraph nineteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-4 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

     Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a)(i).

     Class B-5 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit D hereto.

     Class  B-5  Certificateholder:   The  registered  holder  of  a  Class  B-5
Certificate.

     Class B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs twentieth, twenty-first, and twenty-second of Section 4.01(a)(i).

     Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a)(i).

     Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-5 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-5 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-5 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

     Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

     Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

     Class B-5 Principal Balance: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-5 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a)(i) and (b) the Realized Losses allocated through such Determination Date to the Class B-5 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

     Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a)(i).

     Class B-L1 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class B-L2 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class B-L3 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class B-L4 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class B-L5 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class M Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit C and Exhibit D hereto.

     Class M Certificateholder: The registered holder of a Class M Certificate.

     Class M Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class M Certificates pursuant to Paragraphs fifth, sixth and seventh of Section 4.01(a)(i).

     Class M Interest Accrual Amount: As to any Distribution Date, an amount equal to (i) the product of 1/12th of the Class M Pass-Through Rate and the Class M Principal Balance as of the Determination Date preceding such Distribution Date minus (ii) (x) any Non-Supported Interest Shortfall allocated to the Class M Certificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class M Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

     Class M Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class M Interest Accrual Amount with respect to such Distribution Date exceeds the amount distributed in respect of the Class M Certificates on such Distribution Date pursuant to Paragraph fifth of Section 4.01(a)(i).

     Class M Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class M Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class M Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class M Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class M Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by a Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan; provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class M Optimal Principal Amount will equal the lesser of (A) the Class M Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class M Certificates.


     Class M Pass-Through Rate: As to any Distribution Date, 7.250% per annum.


     Class M Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Percentage by either (a) if any Class B Certificates are eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d), a fraction, the numerator of which is the Class M Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (b) except as set forth in Section 4.01(d)(ii), if the Class B Certificates are not eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d)(i), one.


     Class M Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Prepayment Percentage by either (a) if any Class B Certificates are eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d), a fraction, the numerator of which is the Class M Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (b) except as set forth in Section 4.01(d)(ii), if the Class B Certificates are not eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d)(i), one.


     Class M Principal Balance: As to the first Determination Date, the Original Class M Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class M Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class M Certificates on prior Distribution Dates (A) pursuant to Paragraph seventh of Section 4.01(a)(i) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class M Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance as of such Determination Date.


     Class M Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class M Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class M Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a)(i).

     Class M-L Interest:  A regular  interest in the  Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

     Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

     Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.24.

     Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

     Compensating Interest: As to any Distribution Date, the lesser of (a) the product of (i) 1/12th of 0.20% and (ii) the Pool Scheduled Principal Balance for such Distribution Date and (b) the Available Master Servicing Compensation for such Distribution Date.

     Co-op Shares: Shares issued by private non-profit housing corporations.

     Corporate Trust Office: The principal office of the Trust Administrator or the Trustee, as the case may be, at which at any particular time its corporate trust business shall be administered, which office, with respect to the Trust Administrator, at the date of the execution of this instrument is located at 230 South Tryon Street, Charlotte, North Carolina 28288 and, with respect to the Trustee, at the date of the execution of this instrument is located at 114 West 47th Street, New York, New York 10036.

     Corresponding   Upper-Tier  Class:  As  to  the  following   Uncertificated
Lower-Tier Interests, the Corresponding Upper-Tier Class or Classes, as follows:

 Uncertificated Lower-Tier Interest   Corresponding Upper-Tier Class
 ----------------------------------   -------------------------------

 Class A-L1 Interest                 Class A-1 Certificates

 Class A-L2 Interest                 Class A-2 Certificates

 Class A-L3 Interest                 Class A-3 Certificates

 Class A-L4 Interest                 Class A-4 Certificates

 Class A-L6 Interest                 Class A-6 Certificates, Class A-7
                                     Certificates, Class A-8 Certificates,
                                     Class A-10 Certificates and Class A-11
                                     Certificates

 Class A-L9 Interest                 Class A-9 Certificates

 Class A-LPO Interest                Class A-PO Certificates

 Class A-LIO Interest                Class A-WIO Certificates

 Class A-LUR Interest                Class A-R Certificate

 Class B-L1 Interest                 Class B-1 Certificates

 Class B-L2 Interest                 Class B-2 Certificates

 Class B-L3 Interest                 Class B-3 Certificates

 Class B-L4 Interest                 Class B-4 Certificates

 Class B-L5 Interest                 Class B-5 Certificates

 Class M-L Interest                  Class M Certificates

     Cross-Over Date: The Distribution Date preceding the first Distribution Date on which the Class A Percentage (determined pursuant to clause (ii) of the definition thereof) equals or exceeds 100%.

     Cross-Over Date Interest Shortfall: With respect to any Distribution Date that occurs on or after the Cross-Over Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full):

     (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

     (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

     Current Class A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class A Subclasses pursuant to Paragraph first of Section 4.01(a)(i) on such Distribution Date.

     Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class B Certificates pursuant to Paragraphs eighth, eleventh, fourteenth, seventeenth and twentieth of Section 4.01(a)(i) on such Distribution Date.

     Current Class B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

     Current Class B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-3, Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

     Current Class B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

     Current Class B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Class B Subclass Principal Balance of the Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

     Current Class M Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class M Fractional Interest.

     Current Class M Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class M Certificates pursuant to Paragraph fifth of Section 4.01(a)(i) on such Distribution Date.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

     Custodial Agreement: The Custodial Agreement, if any, from time to time in effect between the Custodian named therein, the Seller, the Master Servicer and the Trust Administrator, substantially in the form of Exhibit E hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

     Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

     Custodian: Initially, the Trust Administrator, and thereafter the Custodian, if any, hereafter appointed by the Trust Administrator pursuant to
Section 8.13, or its successor in interest under the Custodial Agreement. The Custodian may (but need not) be the Trustee, the Trust Administrator or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither a Servicer, nor the Seller nor the Master Servicer nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

     Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.02.

     Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans is as set forth in Section 11.03.

     Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

     DCR: Duff & Phelps Credit Rating Co., or its successor in interest.

     Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

     Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive Certificates: As defined in Section 5.01(b).

     Denomination: The amount, if any, specified on the face of each Certificate (other than the Class A-5 and Class A-WIO Certificates) representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate. As to the Class A-5 Certificate, the amount specified on the face of such Certificate representing the portion of the Original Class A-5 Notional Amount evidenced by such Certificate. As to the Class A-WIO Certificates, the Percentage Interest specified on the face of each Class A-WIO Certificate.

     Determination  Date:  The  17th  day of the  month  in  which  the  related
Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

     Discount Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of less than 7.250%.

     Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

     Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

     Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each of the Rating Agencies, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trust Administrator, such that the Trust Administrator, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as two separate REMICs or result in the imposition of any federal tax on either of the Upper-Tier REMIC or the Lower-Tier REMIC.

     Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

          (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

          (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

          (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

          (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

          (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

          (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

          (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency; and

          (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency.

     In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA Prohibited Holder: As defined in Section 5.02(d).

     Errors  and  Omissions   Policy:  As  defined  in  each  of  the  Servicing
Agreements.

     Event of Default: Any of the events specified in Section 7.01.

     Excess Bankruptcy Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Bankruptcy Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date exceed the then-applicable Bankruptcy Loss Amount, then the portion of such Bankruptcy Loss represented by the ratio of (a) the excess of the Aggregate Current Bankruptcy Losses over the then-applicable Bankruptcy Loss Amount, divided by (b) the Aggregate Current Bankruptcy Losses or (ii) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date are less than or equal to the then-applicable Bankruptcy Loss Amount, then zero. In addition, any Bankruptcy Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Bankruptcy Loss.

     Excess Fraud Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Fraud Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Fraud Losses with respect to such Distribution Date exceed the then-applicable Fraud Loss Amount, then the portion of such Fraud Loss represented by the ratio of (a) the excess of the Aggregate Current Fraud Losses over the then-applicable Fraud Loss Amount, divided by (b) the Aggregate Current Fraud Losses, or (ii) if the Aggregate Current Fraud Losses with respect to such Distribution Date are less than or equal to the then-applicable Fraud Loss Amount, then zero. In addition, any Fraud Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Fraud Loss.

     Excess Special Hazard Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Special Hazard Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date exceed the then-applicable Special Hazard Loss Amount, then the portion of such Special Hazard Loss represented by the ratio of (a) the excess of the Aggregate Current Special Hazard Losses over the then-applicable Special Hazard Loss Amount, divided by (b) the Aggregate Current Special Hazard Losses, or (ii) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date are less than or equal to the then-applicable Special Hazard Loss Amount, then zero. In addition, any Special Hazard Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Special Hazard Loss.

     Exhibit F-1 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under the Norwest Servicing Agreement.

     Exhibit F-2 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under the Norwest Servicing Agreement.

     Exhibit F-3 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-3 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under an Other Servicing Agreement.

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

     FHLMC: The Federal Home Loan Mortgage Corporation or any successor thereto.

     Fidelity Bond: As defined in each of the Servicing Agreements.

     Final   Distribution  Date:  The  Distribution  Date  on  which  the  final distribution in respect of the Certificates is made pursuant to Section 9.01.

     FNMA: Fannie Mae or any successor thereto.

     Foreclosure  Profits:  As to any Distribution  Date, the excess, if any, of
(i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date over
(ii) the sum of the unpaid principal balance of each such Liquidated Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or, in the case of a Liquidated Loan that had been an REO Mortgage Loan, from the Due Date to which interest was last deemed to have been paid) to the first day of the month in which such Distribution Date occurs.

     Fraud Loss: A Liquidated Loan Loss as to which there was fraud in the origination of such Mortgage Loan.

     Fraud Loss Amount: As of any Distribution Date after the Cut-Off Date an amount equal to: (X) prior to the first anniversary of the Cut-Off Date an amount equal to $6,905,739.46 minus the aggregate amount of Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date, and (Y) from the first through fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the most recent anniversary of the Cut-Off Date. On and after the Cross-Over Date or after the fifth anniversary of the Cut-Off Date the Fraud Loss Amount shall be zero.

     Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

     Holder: See "Certificateholder."

     Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, trust administrator, partner, director or person performing similar functions.

     Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

     Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

     Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

     Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

     Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

     Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trust Administrator pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

     Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

     Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

     Lower-Tier Distribution Amount: As defined in Section 4.01(a)(ii).

     Lower-Tier REMIC: One of two separate REMICs comprising the Trust Estate, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

     Master Servicer: Norwest Bank Minnesota, National Association, or its successor in interest.

     Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

     Master Servicing Fee Rate: As set forth in Section 11.29.

     Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date (or, in the case of the first Distribution Date, from and including the Cut-Off Date) occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

     Monthly Payment: As to any Mortgage Loan (including any REO Mortgage Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

     Month End Interest: As defined in each Servicing Agreement.

     Moody's: Moody's Investors Service, Inc., or its successor in interest.

     Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

     Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

     Mortgage Loan Rider: The standard FNMA/FHLMC riders to the Mortgage Note and/or Mortgage riders required when the Mortgaged Property is a condominium unit or a unit in a planned unit development.

     Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trust Administrator on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1, F-2 and F-3, which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Section
2.02 or 2.03 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

          (i)       the Mortgage Loan identifying number;

          (ii)      the city, state and zip code of the Mortgaged Property;

          (iii)     the type of property;

          (iv)      the Mortgage Interest Rate;

          (v)       the Net Mortgage Interest Rate;

          (vi)      the Monthly Payment;

          (vii)     the original number of months to maturity;

          (viii)    the scheduled maturity date;

          (ix)      the Cut-Off Date Principal Balance;

          (x)       the Loan-to-Value Ratio at origination;

          (xi)      whether such Mortgage Loan is a Subsidy Loan;

          (xii) whether such Mortgage Loan is covered by primary mortgage insurance;

          (xiii)    the Servicing Fee Rate;

          (xiv)     whether such Mortgage Loan is a T.O.P. Mortgage Loan;

          (xv)      the Master Servicing Fee; and

          (xvi) for Mortgage Loans identified on Exhibit F-3, the name of the Servicer with respect thereto.

     Such schedule may consist of multiple reports that collectively set forth all of the information required.

     Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trust Administrator on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Section 2.02 or 2.03, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

     Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

     Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares or residential long-term leases.

     Mortgagor: The obligor on a Mortgage Note.

     Net Foreclosure Profits: As to any Distribution Date, the amount, if any, by which (i) Aggregate Foreclosure Profits with respect to such Distribution Date exceed (ii) Liquidated Loan Losses with respect to such Distribution Date.

     Net Liquidation Proceeds: As to any Liquidated Loan, Liquidation Proceeds net of Liquidation Expenses. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

     Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the Servicing Fee Rate, as set forth in Section 11.29 with respect to such Mortgage Loan and (b) the Master Servicing Fee Rate, as set forth in
Section 11.29 with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

     Net Partial Liquidation Proceeds: Partial Liquidation Proceeds with respect to a Mortgage Loan net of unreimbursed Liquidation Expenses incurred with respect to such Mortgage Loan. For all purposes of this Agreement, Net Partial Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

     Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

     Non-permitted Foreign Holder: As defined in Section 5.02(d).

     Non-PO Fraction: With respect to any Mortgage Loan, the lesser of (i) 1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 7.250%.

     Non-PO Voting Interest: The ratio obtained by dividing the Pool Balance (Non-PO Portion) by the sum of the Pool Balance (Non-PO Portion) and the Pool Balance (PO Portion).

     Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trust Administrator, as the case may be, and which the Servicer or the Master Servicer or the Trust Administrator determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trust Administrator (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trust Administrator or, in the case of a Master Servicer or Trust Administrator determination, an Officer's Certificate of the Master Servicer or the Trust Administrator delivered to the Trustee, in each case detailing the reasons for such determination.

     Non-Supported Interest Shortfall: With respect to any Distribution Date, the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans over the aggregate Compensating Interest with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the Cross-Over Date, the Non-Supported Interest Shortfall determined pursuant to the preceding sentence will be increased by the amount of any Cross-Over Date Interest Shortfall for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance, (b) the Class M Certificates according to the percentage obtained by dividing the Class M Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance and (c) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance.

     Non-U.S. Person: As defined in Section 4.01(g).

     Norwest Mortgage: Norwest Mortgage, Inc., or its successor in interest.

     Norwest Mortgage Correspondents: The entities, listed on the Mortgage Loan Schedule, from which Norwest Mortgage purchased the Mortgage Loans.

     Norwest Servicing Agreement: The Servicing Agreement providing for the servicing of the Exhibit F-1 and Exhibit F-2 Mortgage Loans initially by Norwest Mortgage.

     Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee or Trust Administrator, as the case may be.

     Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee, or acceptable to the Trust Administrator if such opinion is to be delivered to the Trust Administrator; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

     Optimal Adjustment Event: With respect to the Class M Certificates or any Class B Subclass and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class or Subclass if: (i) the principal balance of such Class or Subclass on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such principal balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii) (a) any Class A Subclass Principal Balance would be subject to further reduction as a result of the third or fifth sentences of the definition of Class A Subclass Principal Balance or (b) with respect to any Class B Subclass, the Class M Principal Balance or the Class B Subclass Principal Balance of a Class B Subclass with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of clause (ii) of the definition of Class M Principal Balance, Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance or Class B-5 Principal Balance.

     Original Class A Percentage: The Class A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

     Original Class A Non-PO Principal Balance: The sum of the (i) Original Class A Subclass Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-R and Class A-LR Certificates, as set forth in Section 11.05.

     Original Class A Subclass Principal Balance: Any of the Original Class A Subclass Principal Balances as set forth in Section 11.05.

     Original Class A-5 Notional Amount: The Original Class A-5 Notional Amount, as set forth in Section 11.07.

     Original Class B Principal Balance: The sum of the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3
Principal Balance, Original Class B-4 Principal Balance and Original Class B-5 Principal Balance, as set forth in Section 11.18.

     Original Class B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.20.

     Original Class B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-2 Fractional Interest is specified in Section 11.21.

     Original Class B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.22.

     Original Class B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-4 Fractional Interest is specified in Section 11.23.

     Original Class B-1 Percentage: The Class B-1 Percentage as of the Cut-Off Date, as set forth in Section 11.13.

     Original Class B-2 Percentage: The Class B-2 Percentage as of the Cut-Off Date, as set forth in Section 11.14.

     Original Class B-3 Percentage: The Class B-3 Percentage as of the Cut-Off Date, as set forth in Section 11.15.

     Original Class B-4 Percentage: The Class B-4 Percentage as of the Cut-Off Date, as set forth in Section 11.16.

     Original Class B-5 Percentage: The Class B-5 Percentage as of the Cut-Off Date, as set forth in Section 11.17.

     Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.19.

     Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.19.

     Original Class B-3 Principal Balance: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.19.

     Original Class B-4 Principal Balance: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.19.

     Original Class B-5 Principal Balance: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.19.

     Original Class M Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class M Fractional Interest is specified in Section 11.12.

     Original Class M Percentage: The Class M Percentage as of the Cut-Off Date, as set forth in Section 11.10.

     Original Class M Principal Balance: The Class M Principal Balance as of the Cut-Off Date, as set forth in Section 11.11.

     Original  Segment  Principal  Balance:   Either  of  the  Original  Segment
Principal Balances, as set forth in Section 11.08.

     Original Subordinated Percentage: The Subordinated Percentage as of the Cut-Off Date, as set forth in Section 11.09.

     Original Subordinated Principal Balance: The sum of the Original Class M Principal Balance and the Original Class B Principal Balance.

     Other Servicer: Any of the Servicers other than Norwest Mortgage.

     Other Servicing Agreements: The Servicing Agreements other than the Norwest Servicing Agreement.

     Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Section 2.02 or 2.03.

     Owner Mortgage Loan File: A file maintained by the Trust Administrator (or the Custodian, if any) for each Mortgage Loan that contains the documents specified in the Servicing Agreements under their respective "Owner Mortgage Loan File" definition or similar definition and/or other provisions requiring delivery of specified documents to the owner of the Mortgage Loan in connection with the purchase thereof, and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

     PAC Certificates: The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates or Class A-4 Certificates.

     PAC Principal Amount: As defined in Section 4.01(b).

     PAC Segment Principal Amount: As defined in Section 4.01(b).

     Partial Liquidation Proceeds: Liquidation Proceeds received by a Servicer prior to the month in which the related Mortgage Loan became a Liquidated Loan.

     Partial Unscheduled Principal Receipt: An Unscheduled Principal Receipt which is not a Full Unscheduled Principal Receipt.

     Paying Agent: The Person authorized on behalf of the Trust Administrator, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee or the Trust Administrator. The initial Paying Agent is appointed in Section 4.03(a).

     Payment Account: The account maintained pursuant to Section 4.03(b).

     Percentage Interest: With respect to a Class A Certificate (other than the Class A-5 or Class A-WIO Certificate), the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class A Subclass. With respect to a Class A-5 Certificate, the undivided percentage interest obtained by dividing the Original Class A-5 Notional Amount evidenced by such Certificate by the aggregate Original Class A-5 Notional Amount. With respect to a Class A-WIO Certificate, the percentage interest specified on the face of such Certificate. With respect to a Class M Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class. With respect to a Class B Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class B Subclass.

     Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trust Administrator hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the applicable Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trust Administrator and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trust Administrator, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trust Administrator to be Nonrecoverable Advances.

     Person:   Any   individual,   corporation,   partnership,   joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

     Plan: As defined in Section 5.02(c).

     PO Fraction: With respect to any Discount Mortgage Loan, the difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

     Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

     Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

     Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Holders of the Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made by a Servicer pursuant to the related Servicing Agreement or Periodic Advances made by the Master Servicer or the Trust Administrator pursuant to Section 3.03 and (iii) all other amounts required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trust Administrator on or prior to the Distribution Date, but excluding the following:

          (a) amounts received as late payments of principal or interest and respecting which the Master Servicer or the Trust Administrator has made one or more unreimbursed Periodic Advances;

          (b) the portion of Net Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Master Servicer or the Trust Administrator;

          (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the applicable Servicing Fee and (ii) the Master Servicing Fee;

          (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

          (e) all Unscheduled Principal Receipts received by the Servicers after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

          (f) all repurchase proceeds with respect to Mortgage Loans repurchased by the Seller pursuant to Section 2.02 or 2.03 on or following the Due Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan;

          (g) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee or Master Servicing Fee;

          (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

          (i) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Mortgage Loans, to the extent not covered by clauses (a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

          (j) Net Foreclosure Profits;

          (k) Month End Interest; and

          (l) the amount of any Recoveries in respect of principal which had previously been allocated as a loss to one or more Subclasses of Class A or Class B Certificates or the Class M Certificates pursuant to Section 4.02 other than Recoveries covered by the last sentence of Section 4.02(d).

     Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

     Premium Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of 7.250% or greater.

     Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

     Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

     Principal Adjustment: In the event that the Class M Optimal Principal Amount, Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount or Class B-5 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for the Class M Certificates or such Class B Subclass shall equal the difference between (i) the amount that would have been distributed to such Class or Subclass as principal in accordance with Section 4.01(a) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class or Subclass.

     Principal Balance: Each of the Class A Subclass Principal Balances, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance.

     Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

     Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

     Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

     Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

     Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates and Class M Certificates are DCR and Moody's. The Rating Agency for the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates is DCR. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee, the Trust Administrator and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean D-1+ in the case of DCR, P-1 in the case of Moody's and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA in the case of DCR, Aaa in the case of Moody's, and in the case of any other Rating Agency shall mean its equivalent of such rating without any plus or minus.

     Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) and (ii) Bankruptcy Losses incurred in the month preceding the month of such Distribution Date.

     Record Date: The last Business Day of the month preceding the month of the related Distribution Date.

     Recovery: Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Loan.

     Relevant Anniversary: See "Bankruptcy Loss Amount."

     REMIC:  A "real  estate  mortgage  investment  conduit"  as defined in Code
Section 860D.

     REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or, with respect to proposed regulations, are proposed to be in effect) from time to time.

     Remittance Date: As defined in each of the Servicing Agreements.

     REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

     REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

     Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

     Responsible Officer: When used with respect to the Trustee or the Trust Administrator, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee or the Trust Administrator, as the case may be, customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

     Scheduled Segment Principal Amount: As defined in Section 4.01(b).

     Scheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses y(i) and y(iv) of the definition of Class A Non-PO Optimal Principal Amount, but without that amount being multiplied by the Class A Percentage.

     Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the related Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

     Segment: Either of the PAC Segment or the Scheduled Segment

     Segment Principal Balance: As to the first Determination Date and either Segment, the Original Segment Principal Balance. As of any subsequent Determination Date, the Original Segment Principal Balance less all amounts previously distributed in respect of such Segment on prior Distribution Dates
(A) pursuant to Paragraph third clause (A) of Section 4.01(a)(i) and (B) from the Class A-9 Accrual Distribution Amounts for such prior Distribution Dates.

     Seller: Norwest Asset Securities Corporation, or its successor in interest.

     Senior Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (a) the Class A Non-PO Optimal Amount and (b) the Class A-PO Optimal Principal Amount.

     Servicer   Mortgage  Loan  File:  As  defined  in  each  of  the  Servicing
Agreements.

     Servicers: Each of Cimmarron Mortgage Corporation, Citicorp Mortgage, Inc., First Union Mortgage Corporation, The Huntington Mortgage Company, National City Mortgage Company, Norwest Mortgage Inc., FT Mortgage Companies, Boeing Employees' Credit Union and SunTrust Mortgage Inc. as Servicer under the related Servicing Agreement.

     Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

     Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

     Servicing  Fee Rate:  With  respect  to a  Mortgage  Loan,  as set forth in
Section 11.28.

     Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

     Similar Law: As defined in Section 5.02(e).

     Single Certificate: A Certificate of any Class or Subclass that evidences the smallest permissible Denomination for such Class or Subclass, as set forth in Section 11.27.

     Special Hazard Loss: (i) A Liquidated Loan Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement and (b) any loss caused by or resulting from:

          (1)  normal wear and tear;

          (2) infidelity, conversion or other dishonest act on the part of the Trustee, the Trust Administrator or the Servicer or any of their agents or employees; or

          (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues; or (ii) any Liquidated Loan Loss suffered by the Trust Estate arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement.

     Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $3,452,869.73 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) and (ii) the Special Hazard Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-Off Date, the Special Hazard Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Special Hazard Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (B) twice the outstanding principal balance of the Mortgage Loan in the Trust Estate which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary and (C) that which is necessary to maintain the original ratings on the Certificates, as evidenced by letters to that effect delivered by Rating Agencies to the Master Servicer and the Trust Administrator. On and or after the Cross-Over Date, the Special Hazard Loss Amount shall be zero.

     Special Hazard Percentage: As of each anniversary of the Cut-Off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

     Startup Day: As defined in Section 2.05.

     Subclass: Each subdivision of the Class A Certificates, denominated respectively as Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-WIO, Class A-PO, Class A-R and Class A-LR and each subdivision of the Class B Certificates, denominated respectively as Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5.

     Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Percentage for such date.

     Subordinated Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such date.

     Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

     Substitute Mortgage Loan: As defined in Section 2.02

     Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Section 2.03, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

     T.O.P. Mortgage Loan: Any Mortgage Loan that was originated by Norwest Mortgage or an affiliate thereof in connection with the "Title Option Plus" program and which is not covered by a title insurance policy. Each T.O.P. Mortgage Loan shall be identified as such in the Mortgage Loan Schedule.

     Trust  Administrator:   First  Union  National  Bank,  a  national  banking
association, or any successor trust administrator appointed as herein provided.

     Trust Estate: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans, such amounts as may be held from time to time in the Certificate Account, and the rights of the Trust Administrator, on behalf of the Trustee to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement, property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

     Trustee: United States Trust Company of New York, or any successor trustee appointed as herein provided.

     Uncertificated Lower-Tier Interests: Any of the Class A-L1, Class A-L2, Class A-L3, Class A-L4, Class A-L6, Class A-L9, Class A-LIO, Class A-LPO, Class A-LUR, Class M-L, Class B-L1, Class B-L2, Class B-L3, Class B-L4 and Class B-L5 Interests.

     Unpaid Interest Shortfalls: Each of the Class A Subclass Unpaid Interest Shortfalls, the Class M Unpaid Interest Shortfall, the Class B-1 Unpaid Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall and the Class B-5 Unpaid Interest Shortfall.

     Unscheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses y(ii) and y(iii) of the definition of Class A Non-PO Optimal Principal Amount, but without that amount being multiplied by the Class A Prepayment Percentage.

     Unscheduled Principal Receipt: Any Principal Prepayment or other recovery of principal on a Mortgage Loan, including, without limitation, Liquidation Proceeds, Net REO Proceeds and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices, but excluding any Net Foreclosure Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts. Except as set forth in the last sentence of Section 4.02(d), a Recovery shall not be treated as an Unscheduled Principal Receipt.

     Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

     Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class A-LR Certificate), the Class M Certificates and the Class B Certificates.

     Upper-Tier   Certificate   Account:   The  trust  account  established  and
maintained pursuant to Section 4.01(e).

     Upper-Tier  REMIC:  One of the two  separate  REMICs  comprising  the Trust
Estate, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

     U.S. Person: As defined in Section 4.01(g).

     Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, (a) the Holders of the Class A Certificates will collectively be entitled to the Class A Voting Interest, (b) the Holders of the Class M Certificates will collectively be entitled to the then applicable percentage of the aggregate Voting Interest represented by all Certificates equal to the product of (i) the ratio obtained by dividing the Class M Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance and (ii) the Non-PO Voting Interest and (c) the Holders of the Class B Certificates will collectively be entitled to the balance of the aggregate Voting Interest represented by all Series 1997-14 Certificates. The aggregate Voting Interests of each Subclass of Class A Certificates (other than the Class A-5, Class A-WIO and Class A-PO Certificates) on any date will be equal to the product of (a) 98% of the portion of the Class A Voting Interest represented by clause (A) of the definition thereof and (b) the fraction obtained by dividing the Class A
Subclass Principal Balance of such Class A Subclass by the Class A Non-PO Principal Balance on such date. The aggregate Voting Interest of each of the Class A-5 and A-WIO Certificates on any date will be 1% of the Class A Voting Interest on such date represented by clause (A) of the definition of Class A Voting Interest. The aggregate Voting Interests of the Class A-PO Certificates on any date will be equal to the Class A Voting Interest represented by clause
(B) of the definition thereof. The aggregate Voting Interests of each Subclass of Class B Certificates will equal such Subclass's pro rata portion of the Voting Interest allocated to the Class B Certificates based on such Subclass's outstanding principal balance. Each Certificateholder of a Class or Subclass will have a Voting Interest equal to the product of the Voting Interest to which such Class or Subclass is collectively entitled and the Percentage Interest in such Class or Subclass represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class or Subclass of Certificates or specified Classes or Subclasses of Certificates, each Certificateholder of a Class or Subclass will have a Voting Interest in such Class or Subclass equal to such Holder's Percentage Interest in such Class or Subclass.

     Weighted Average Net Mortgage Interest Rate: As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

Section 1.02.     Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Trust Administrator. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust Administrator, if made in the manner provided in this Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee, the Trust Administrator and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Trust Administrator, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Trust Administrator, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

Section 1.03.     Effect of Headings and Table of Contents.

     The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

Section 1.04.     Benefits of Agreement.

     Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates any benefit or any legal or equitable right, power, remedy or claim under this Agreement.


ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;
ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.

     The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans and
(d) proceeds of all the foregoing.

     In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Trust Administrator, as initial custodian, on or before the Closing Date, an Owner Mortgage Loan File. If any Mortgage or an assignment of a Mortgage to the Trust Administrator or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall deliver a copy thereof, certified by Norwest Mortgage or the applicable Norwest Mortgage Correspondent to be a true and complete copy of the document sent for recording, and the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Trust Administrator promptly following its recordation, but in no event later than one (1) year following the Closing Date. The Seller shall also cause to be delivered to the Trust Administrator any other original mortgage loan document to be included in the Owner Mortgage Loan File if a copy thereof has been delivered. The Seller shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate by reason of the failure of the Seller to cause to be delivered to the Trust Administrator within one (1) year following the Closing Date any original Mortgage or assignment of a Mortgage not delivered to the Trust Administrator on the Closing Date.

     In lieu of recording an assignment of any Mortgage the Seller may, to the extent set forth in any Servicing Agreement, deliver or cause to be delivered to the Trust Administrator the assignment of the Mortgage Loan from the Seller to the Trust Administrator in a form suitable for recordation, together with an Opinion of Counsel to the effect that recording is not required to protect the Trustee's right, title and interest in and to the related Mortgage Loan or, in case a court should recharacterize the sale of the Mortgage Loans as a financing, to perfect a first priority security interest in favor of the Trustee in the related Mortgage Loan. In the event that the Master Servicer receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Master Servicer shall promptly notify the Trust Administrator and the Trust Administrator shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Master Servicer and the Trust Administrator) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

Section 2.02.     Acceptance by Trust Administrator.

     The Trust Administrator on behalf of the Trustee, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents required to be delivered on the Closing Date pursuant to Section 2.01 above and declares that it holds and will hold such documents and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trust Administrator agrees, for the benefit of Certificateholders, to review each Owner Mortgage Loan File within 45 days after execution of this Agreement in order to ascertain that all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and in so doing the Trust Administrator may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45 day period the Trust Administrator finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trust Administrator shall promptly (and in no event more than 30 days after the discovery of such defect) notify the Seller, which shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trust Administrator's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate through the last day of the month in which such repurchase takes place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

     In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Trust Administrator and the Substitution Principal Amount, together with (i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by a Servicer, Master Servicer or Trust Administrator with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Trust Administrator of written notification of any such deposit signed by an officer of the Seller, or the new Owner Mortgage Loan File, as the case may be, the Trust Administrator shall release to the Seller the related Owner Mortgage Loan File and shall execute and deliver such instrument of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders, the Trust Administrator on behalf of the Trustee and the Trustee on behalf of the Certificateholders. The failure of the Trust Administrator to give any notice contemplated herein within forty-five (45) days after the execution of this Agreement shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

     The Trust Administrator may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Custodial Agreement substantially in the form of Exhibit E hereto pursuant to which the Trust Administrator appoints a Custodian to hold the Mortgage Notes, the Mortgages, the assignments and other documents related to the Mortgage Loans received by the Trust Administrator, as agent for the Trustee in trust for the benefit of all present and future Certificateholders, which may provide, among other things, that the Custodian shall conduct the review of such documents required under the first paragraph of this Section 2.02.

Section 2.03. Representations and Warranties of the Master Servicer and the Seller.

     (a) The Master Servicer hereby represents and warrants to the Trustee and the Trust Administrator for the benefit of Certificateholders that, as of the date of execution of this Agreement:

          (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

          (ii) The  execution  and  delivery  of this  Agreement  by the  Master
     Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Servicer or any of its assets;

          (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

          (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

     It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trust Administrator or the Custodian.

     (b) The Seller hereby represents and warrants to the Trustee and the Trust Administrator for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

          (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

          (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

          (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trust Administrator or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

          (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage
     Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trust Administrator or the Custodian pursuant to Section 2.01;

          (v) All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

          (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

          (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trust Administrator by the Seller;

          (viii) Except for Mortgage Loans secured by Co-op Shares and Mortgage Loans secured by residential long-term leases, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

          (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

          (x) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

          (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

          (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

          (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

          (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

          (xv) The Mortgage Loan (except any Mortgage Loan identified on the Mortgage Loan Schedule as a T.O.P. Mortgage Loan and any Mortgage Loan secured by Mortgaged Property located in Iowa, as to which an opinion of counsel of the type customarily rendered in such State in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan,
     (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trust Administrator, on behalf of the Trustee, of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trust Administrator on behalf of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

          (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to FNMA or FHLMC against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

          (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

          (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (xix) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

          (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

          (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

          (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

          (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code;

          (xxiv) With respect to each Mortgage where a lost note affidavit has been delivered to the Trust Administrator in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

          (xxv) In the event that the Mortgagor is an inter vivos "living" trust, (i) such trust is in compliance with FNMA or FHLMC standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated; and

          (xxvi) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

     Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

     It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Trust Administrator and shall inure to the benefit of the Trust Administrator, on behalf of the Trustee notwithstanding any restrictive or qualified endorsement or assignment.

     (c) Upon discovery by either the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, the Trust Administrator on behalf of the Trustee or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

Section 2.04.     Execution and Delivery of Certificates.

     The Trust Administrator acknowledges the assignment to it of the Mortgage Loans and the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery, (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and Certificateholders and (ii) has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate", receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

Section 2.05.    Designation of Certificates; Designation of
                 Startup Day and Latest Possible Maturity Date.

     The Seller hereby designates the Subclasses of Class A Certificates (other than the Class A-R and Class A-LR Certificates), the Class M Certificates, the Subclasses of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Seller hereby further designates the Class AL-1 Interest, Class A-L2 Interest, Class A-L3 Interest, Class A-L4 Interest, Class A-L6 Interest, Class A-L9 Interest, Class A-LPO, Class A-LIO Interest, Class A-LPO Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class M-L Interest as classes of "regular interests" and the Class A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is October 25, 2027 for purposes of Code Section 860G(a)(1).




ARTICLE III

ADMINISTRATION OF THE TRUST ESTATE:  SERVICING
OF THE MORTGAGE LOANS

Section 3.01.     Certificate Account.

     (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

     (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements, and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

          (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trust Administrator, if any; and

          (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Section 2.02 or 2.03 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

     (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause either of the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

Section 3.02.     Permitted Withdrawals from the Certificate Account.

     (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

          (i) to reimburse the Master Servicer, the Trust Administrator or any Servicer for Periodic Advances made by the Master Servicer or the Trust Administrator pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.08 or 9.01) respecting which any such Periodic Advance was made;

          (ii) to reimburse any Servicer, the Master Servicer or the Trust Administrator for any Periodic Advances determined in good faith to have become Nonrecoverable Advances;

          (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

          (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

          (v) to reimburse the Master Servicer, any Servicer or the Trust Administrator (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of Section 8.14(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

          (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.02 or 2.03 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

          (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

          (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

          (ix) to pay to the Master Servicer or any Servicer out of Net Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to such Servicer's Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

          (x) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein; and

          (xi) to clear  and  terminate  the  Certificate  Account  pursuant  to
     Section 9.01.

     (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

Section 3.03.     Advances by Master Servicer and Trust Administrator.

     (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In the event Norwest Mortgage fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the Norwest Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trust Administrator shall, to the extent required by Section 8.15, make such Periodic Advance to the extent provided hereby, provided that the Trust Administrator has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trust Administrator with respect to any such Distribution Date (i) the amount of Periodic Advances required of Norwest Mortgage or such Other Servicer, as the case may be, (ii) the amount actually advanced, (iii) the amount that the Trust Administrator or Master Servicer is required to advance hereunder and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trust Administrator or Master Servicer shall be deposited in the Certificate Account on the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trust Administrator will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trust Administrator may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

     (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent Norwest Mortgage fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the Norwest Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of Norwest Mortgage, certify to the Trust Administrator that such failure has occurred. Upon receipt of such certification, the Trust Administrator shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

     (c) The Master Servicer and the Trust Administrator shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and
(a)(ii). The Master Servicer and the Trust Administrator shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to
Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trust Administrator, withdraw from the Certificate Account and remit to the Trust Administrator any amounts to which the Trust Administrator is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and (v).

     (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trust Administrator shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

Section 3.04.     Trust Administrator to Cooperate;
                  Release of Owner Mortgage Loan Files.

     Upon the receipt by the Master Servicer of a Request for Release in connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer shall confirm to the Trust Administrator that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and shall deliver such Request for Release to the Trust Administrator. The Trust Administrator shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

     From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request to the Trust Administrator and the Trust Administrator shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return each and every document previously requested from the Owner Mortgage Loan File to the Trust Administrator by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation
Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trust Administrator a certificate of the Master Servicer or such Servicer certifying as to the name and address of the Person to which such Owner Mortgage Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's Certificate of the Master Servicer or such Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Request for Release shall be released by the Trust Administrator to the Master Servicer or such Servicer, as appropriate.

     Upon written certification of the Master Servicer or the Servicer of such Mortgage Loan, the Trust Administrator shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trust Administrator and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trust Administrator will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

Section 3.05. Reports to the Trustee and Trust Administrator; Annual Compliance Statements.

     (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee and the Trust Administrator a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current FNMA monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trust Administrator to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trust Administrator.

     (b) The Master Servicer shall deliver to the Trustee and the Trust Administrator on or before April 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii) (A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in (iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trust Administrator to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trust Administrator.

Section 3.06.     Title, Management and Disposition of Any REO Mortgage Loan.

     The Master Servicer shall ensure that each REO Mortgage Loan is administered by the related Servicer at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of REO Mortgage Loan, the Trust Administrator shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Trust Administrator shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trust Administrator, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

Section 3.07.     Amendments to Servicing Agreements,
                  Modification of Standard Provisions.

     (a) Subject to the prior written consent of the Trustee and the Trust Administrator pursuant to Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee and the Trust Administrator such Opinion of Counsel and an Officer's Certificate setting forth (i) the provision that is to be modified or amended, (ii) the modification or amendment that the Master Servicer desires to issue and (iii) the reason or reasons for such proposed amendment or modification.

     (b) The Trustee and the Trust Administrator shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee and the Trust Administrator of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, either the Trustee or the Trust Administrator may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

     (c)(i) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any
Certificateholder, the Trustee or the Trust Administrator, enter into an amendment (A) to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End Interest and (ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day) or (B) to the Norwest Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business Day).

          (ii) The Master Servicer may direct Norwest Mortgage to enter into an amendment to the Norwest Servicing Agreement for the purposes described in Sections 3.07(c)(i)(B) and 10.01(b)(iii).

Section 3.08.     Oversight of Servicing.

     The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's, the Trust Administrator's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates, (ii) the loss by the Upper-Tier REMIC or the Lower-Tier REMIC of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

     For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Trust Administrator or the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless (i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trust Administrator an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence.

     During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

     The relationship of the Master Servicer to the Trustee and the Trust Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trust Administrator on behalf of the Trustee shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

     The Seller shall be entitled, at its option, to repurchase any defaulted Mortgage Loan or any Mortgage Loan as to which default is reasonably foreseeable from the Trust Estate if, in the Seller's judgment, the default is not likely to be cured by the Mortgagor; provided, however, that the Cut-Off Date Principal Balances of the Mortgage Loans repurchased pursuant to this provision shall not exceed 2.5% of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trust Administrator the certification required by Section
3.04 and the Trust Administrator and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

     In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Trust Administrator shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Trust Administrator shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trust Administrator, the Master Servicer nor any Servicer, acting on behalf of the Trust Administrator, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

     The Master Servicer, on behalf of the Trust Administrator, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or (ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the Upper-Tier REMIC or Lower-Tier REMIC.

     The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class B Subclass or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

Section 3.09.     Termination and Substitution of Servicing Agreements.

     Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller, the Trust Administrator and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement. Notwithstanding the foregoing, in the event that (i) Norwest Mortgage fails to make any advance, as a consequence of which the Trust Administrator is obligated to make an advance pursuant to Section 3.03 and (ii) the Trust Administrator provides Norwest Mortgage written notice of the failure to make such advance and such failure shall continue unremedied for a period of 15 days after receipt of such notice, the Trust Administrator shall recommend to the Trustee the termination of the Norwest Servicing Agreement without the recommendation of the Master Servicer and upon such recommendation the Trustee shall terminate the Norwest Servicing Agreement. The Master Servicer shall indemnify the Trustee and the Trust Administrator and hold each harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee or the Trust Administrator in connection with termination of such Servicing Agreement at the direction of the Master Servicer. In addition, the Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee in connection with the termination of the Norwest Servicing Agreement as provided in the second preceding sentence. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Trust Administrator, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

Section 3.10.     1934 Act Reports.

     The Master Servicer shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A Certificates (other than the Class A-WIO and Class A-PO Certificates), the Class M
Certificates and the Class B-1 and Class B-2 Certificates pursuant to the Securities Exchange Act of 1934, as amended.


ARTICLE IV

DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
PAYMENTS TO CERTIFICATEHOLDERS;
STATEMENTS AND REPORTS

Section 4.01.     Distributions.

     (a)(i) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

          first, to the Subclasses of Class A Certificates, pro rata based on their respective Class A Subclass Interest Accrual Amounts in an aggregate amount up to the sum of the Class A Subclass Interest Accrual Amounts with respect to such Distribution Date; provided that prior to the Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest to the Class A-9 Certificates pursuant to this provision will instead be distributed in reduction of the Class A Subclass Principal Balance thereof and the Segment Principal Balance of the Scheduled Segment, in each case in accordance with Section 4.01(b);

          second, to the Subclasses of Class A Certificates, pro rata based on their respective Class A Subclass Unpaid Interest Shortfall, in an aggregate amount up to the sum of the Class A Subclass Unpaid Interest Shortfall; provided that prior to the Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest to the Class A-9 Certificates pursuant to this provision will instead be distributed in reduction of the Class A Subclass Principal Balance thereof and the Segment Principal Balance of the Scheduled Segment, in each case in accordance with Section 4.01(b);

          third, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Class A Non-PO Optimal Principal Amount and Class A-PO Optimal Principal Amount, (A) to the Subclasses of Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such Subclasses in accordance with Section 4.01(b) or Section 4.01(c), as applicable, and (B) to the Class A-PO Certificates in an amount up to the Class A-PO Optimal Principal Amount;

          fourth, to the Class A-PO Certificates in an amount up to the Class A-PO Deferred Amount from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-5 Certificates pursuant to Paragraph twenty-second, below, second to the Class B-4 Certificates pursuant to Paragraph nineteenth, below, third to the Class B-3
     Certificates pursuant to Paragraph sixteenth, below, fourth to the Class B-2 Certificates pursuant to Paragraph thirteenth, below, fifth to the Class B-1 Certificates pursuant to Paragraph tenth below, and sixth to the Class M Certificates pursuant to Paragraph seventh below;

          fifth, to the Class M Certificates in an amount up to the Class M Interest Accrual Amount with respect to such Distribution Date;

          sixth, to the Class M Certificates in an amount up to the Class M Unpaid Interest Shortfall;

          seventh, to the Class M Certificates in an amount up to the Class M Optimal Principal Amount; provided, however, that the amount distributable to the Class M Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class M Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

          eighth, to the Class B-1 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

          ninth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

          tenth, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

          eleventh, to the Class B-2 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

          twelfth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

          thirteenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

          fourteenth, to the Class B-3 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

          fifteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

          sixteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

          seventeenth, to the Class B-4 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

          eighteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

          nineteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

          twentieth, to the Class B-5 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

          twenty-first, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

          twenty-second, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above; and

          twenty-third, to the Holder of the Class A-R Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of the Class A-LR Certificate, any amounts remaining in the Payment Account.

     Notwithstanding the foregoing, after the Principal Balance or notional amount of any Class or Subclass (other than the Class A-R or Class A-LR Certificates) has been reduced to zero, such Class or Subclass will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls).

     In addition, Net Foreclosure Profits, if any, with respect to such Distribution Date minus any portion thereof payable to a Servicer pursuant to
Section 3.02(ix) hereof shall be distributed to the Holder of the Class A-LR Certificate.

     With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class B Subclass will be allocated pro rata based on principal balance among the Class A Certificates (other than the Class A-5, Class A-WIO and Class A-PO Certificates), the Class M Certificates and any Class B Subclass with a lower numerical designation and the amount of the Principal Adjustment, if any, attributable to the Class M Certificates will be allocated to the Subclasses of Class A Certificates (other than the Class A-5, Class A-WIO and Class A-PO Certificates) pro rata based on the Class A Subclass Principal Balances.

          (ii) Distributions on the Uncertificated Lower-Tier Interests. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class or Classes as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest (other than the class A-L1, Class A-L2, Class A-L3 and Class A-L4 Interests) shall receive distributions in respect of interest (or, in the case of the Class A-L9 Interest, as described below, shall have such amounts added to their principal balances) in an amount equal to the
     (i) Class A Subclass Interest Accrual Amount and Class A Subclass Unpaid Interest Shortfall, (ii) Class M Interest Accrual Amount and Class M Unpaid Interest Shortfall or (iii) Class B Subclass Interest Accrual Amount and Class B Subclass Unpaid Interest Shortfall, as the case may be, in respect of its Corresponding Upper-Tier Class or Classes, in each case to the extent actually distributed (or, in the case of the Class A-9 Certificates, added to their Class A Subclass Principal Balance) thereon. The Class A-L1 Interest shall receive distributions in respect of interest in an amount equal to the sum of (i) the amount of interest distributed on the Class A-1 Certificates and (ii) an amount equal to the product of the Class A-L1 Interest Fraction and the amount of interest distributed on the Class A-5 Certificates. The Class A-L2 Interest shall receive distributions in respect of interest in an amount equal to the sum of (i) the amount of interest distributed on the Class A-2 Certificates and (ii) an amount equal to the product of the Class A-L2 Interest Fraction and the amount of interest distributed on the Class A-5 Certificates. The Class A-L3 Interest shall receive distributions in respect of interest in an amount equal to the sum of (i) the amount of interest distributed in the Class A-3
     Certificates and (ii) an amount equal to the product of the Class A-L3 Interest Fraction and the amount of interest distributed on the Class A-5 Certificates. The Class A-L4 Interest shall receive distributions in respect of interest in an amount equal to the sum of (i) the amount of interest distributed on the Class A-L4 Certificates and (ii) an amount equal to the product of the Class A-L4 Interest Fraction and the amount of interest distributed on the Class A-5 Certificates. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

     As of any date, the principal balance of each Uncertificated Lower-Tier Interest (other than the Class A-LIO Interest) equals the Class A Subclass Principal Balances, Class M Principal Balance or Class B Subclass Principal Balances, as the case may be, of the respective Corresponding Upper-Tier Class or Classes. The Class A-LIO Interest has no principal balance. The notional amount of the Class A-LIO Interest equals the notional amount of its Corresponding Upper-Tier Class or Classes. The initial principal balance of each Uncertificated Lower-Tier Interest (other than the Class A-LIO Interest) equals the Original Class A Subclass Principal Balances, Original Class M Principal Balance, Original Class B-1 Principal Balance, Original Class B-2 Principal
Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance or Original Class B-5 Principal Balance as the case may be, of the respective Corresponding Upper-Tier Class or Classes. The initial notional amount of the Class A-LIO Interest equals the initial notional amount of its Corresponding Upper-Tier Class or Classes.

     The pass-through rate with respect to each Uncertificated Lower-Tier Interest (other than the Class A-LIO Interest and Class A-LPO Interest) shall be 7.250% per annum. Prior to the Accretion Termination Date, interest will accrue in respect of the Class A-L9 Interest and will be added to the principal balance thereof to the same extent that interest accrues and is added to the Class A Subclass Principal Balance of the Class A-9 Certificates. The pass-through rate with respect to the Class A-LIO Interest shall be the Class A-WIO Pass-Through Rate. The Class A-LPO Interest is a principal-only interest and is not entitled to distributions of interest. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

     (b)  The  Class  A-5  and  Class  A-WIO   Certificates  are   interest-only
Certificates and are not entitled to distributions in respect of principal.

     On each Distribution Date occurring prior to the Cross-Over Date, any principal payments allocated to the PAC Segment will be paid to the Class A-6, Class A-7 and Class A-8 Certificates as follows:

          first, concurrently, 34.1396899601% to the Class A-6 Certificates, 18.0814145834% to the Class A-7 Certificates and 47.7788954565% to the Class A-8 Certificates until the Class A-6 Certificates, the Class A-7 Certificates and the Class A-8 Certificates have received with respect to such Distribution Date and all prior Distribution Dates an amount equal to $8,261,805, $4,375,702 and $11,562,493, respectively, pursuant to this clause first; and

          second, concurrently, 31.2717403564% to the Class A-6 Certificates, 16.9356352357% to the Class A-7 Certificates and 51.7926244079% to the Class A-8 Certificates until the Class A-6 Certificates, the Class A-7 Certificates and the Class A-8 Certificates have received with respect to such Distribution Date and all prior Distribution Dates an amount equal to $2,772,553, $1,501,513 and $4,591,934, respectively, pursuant to this clause second.

     On each Distribution Date occurring prior to the Cross-Over Date, any principal payments allocated to the Scheduled Segment will be paid to the Class A-6, Class A-7 and Class A-8 Certificates as follows:

          first, concurrently, 20.4838139790% to the Class A-6 Certificates, 12.6257323905% to the Class A-7 Certificates and 66.8904536305% to the Class A-8 Certificates until the Class A-6 Certificates, the Class A-7 Certificates and the Class A-8 Certificates have received with respect to such Distribution Date and all prior Distribution Dates an amount equal to $14,137,519, $8,714,028 and $46,166,453, respectively, pursuant to this clause first; and

          second, concurrently, 8.2067851051% to the Class A-6 Certificates, 7.7209157599% to the Class A-7 Certificates and 84.0722991351% to the Class A-8 Certificates until the Class A-6 Certificates, the Class A-7 Certificates and the Class A-8 Certificates have received with respect to such Distribution Date and all prior Distribution Dates an amount equal to $5,749,124, $5,408,756 and $58,895,420, respectively, pursuant to this clause second.

     On each Distribution Date occurring prior to the Accretion Termination Date, an amount equal to the Class A-9 Accrual Distribution Amount, if any, for such Distribution Date will be allocated as follows: first, to the Scheduled Segment up to the Scheduled Segment Principal Amount for such Distribution Date and second, to the Class A-9 Certificates until the Class A Subclass Principal Balance thereof has been reduced to zero.

     On each Distribution Date occurring prior to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount (other than the Class A-9 Accrual Distribution Amount) will be allocated among and distributed in reduction of the Class A Subclass Principal Balances of the Subclasses of Class A Certificates (other than the Class A Subclass Principal Balance of the Class A-PO Certificates) as follows:

          first, to the Class A-11 Certificates up to the Class A-11 Priority Amount;

          second, concurrently, to the Class A-R and Class A-LR Certificates, pro rata, until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero;

          third, to the PAC Segment, up to the PAC Segment Principal Amount for such Distribution Date, until the PAC Segment has received with respect to such Distribution Date and all prior Distribution Dates an amount equal to $24,200,000 pursuant to this clause third and clause ninth;

          fourth,   concurrently,   43.6748768743%   to  the  PAC   Segment  and
     56.3251231527%  to the  Class  A-1  Certificates  up to their  PAC  Segment
     Principal Amount and PAC Principal Amount, respectively, for such Distribution Date;

          fifth, sequentially, to the Class A-2, Class A-3 and Class A-4 Certificates, up to their respective PAC Principal Amounts for such Distribution Date;

          sixth, to the Scheduled Segment, up to the Scheduled Segment Principal Amount for such Distribution Date;

          seventh, to the Class A-9 Certificates, until the Class A Subclass Principal Balance thereof has been reduced to zero;

          eighth, to the Scheduled Segment, without regard to the Scheduled Segment Principal Amount for such Distribution Date, until the Segment Principal Balance of the Scheduled Segment has been reduced to zero;

          ninth, to the PAC Segment, without regard to the PAC Segment Principal Amount for such Distribution Date, until the PAC Segment has received with respect to such Distribution Date and all prior Distribution Dates an amount equal to $24,200,000 pursuant to this clause ninth and clause third;

          tenth, concurrently, 43.6748768743% to the PAC Segment and 56.3251231527% to the Class A-1 Certificates without regard to the PAC Segment Principal Amount and PAC Principal Amount for such Distribution Date, until the Segment Principal Balance of the PAC Segment and the Class A Subclass Principal Balance of the Class A-1 Certificates have been reduced to zero;

          eleventh, sequentially, to the Class A-2, Class A-3 and Class A-4 Certificates, without regard to their PAC Principal Amounts, until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero;

          twelfth, to the Class A-10 Certificates, until the Class A Subclass Principal Balance thereof has been reduced to zero; and

          thirteenth, to the Class A-11 Certificates, without regard to the Class A-11 Priority Amount, until the Class A Subclass Principal Balance thereof has been reduced to zero.

     As used above, the "PAC Principal Amount" for any Distribution Date and any of the PAC Certificates means the amount, if any, that would reduce the Class A Subclass Principal Balance of such Subclass to the percentage of its Original Class A Subclass Principal Balance shown in the tables set forth below with respect to such Distribution Date.

     As used above, the "PAC Segment Principal Amount" for any Distribution Date means the amount, if any, that would reduce the Segment Principal Balance of the PAC Segment to the percentage of its Original Segment Principal Balance shown in the table set forth below with respect to such Distribution Date.

     As used above, the "Scheduled Segment Principal Amount" for any Distribution Date means the amount, if any, that would reduce the Segment Principal Balance of the Scheduled Segment to the percentage of its Original Segment Principal Balance shown in the table set forth below with respect to such Distribution Date.

     The following tables set forth for each Distribution Date the planned Class A Subclass Principal Balances for the PAC Certificates and planned Segment Principal Balance for the PAC Segment and the scheduled Segment Principal Balance for the Scheduled Segment, expressed as a percentage of the Original Class A Subclass Principal Balance or Original Segment Principal Balance of such Subclass or Segment.

           Planned Class A Subclass Principal Balances as Percentages of Initial Class A Subclass Principal Balance

                             Class A-1 Certificates


                         Percentage of                             Percentage of                             Percentage of
                        Initial Class A                           Initial Class A                           Initial Class A
                            Subclass                                  Subclass                                  Subclass
Distribution Date      Principal Balance   Distribution Date     Principal Balance   Distribution Date     Principal Balance
-----------------      -----------------   -----------------     -----------------   -----------------     -----------------
Up to and including                        January 2000........      63.52362751     July 2000...........       9.20939890
August 1999..........     100.00000000%    February 2000.......      54.40306769     August 2000.........       0.30611335
September 1999.......      98.12846510     March 2000..........      45.27326299     September 2000
October 1999.........      89.80832666     April 2000..........      36.18922660     and thereafter......       0.00000000
November 1999........      81.26040362     May 2000............      27.15072512
December 1999........      72.49447446     June 2000...........      18.15752624


                             Class A-2 Certificates

                         Percentage of                             Percentage of                             Percentage of
                        Initial Class A                           Initial Class A                           Initial Class A
                            Subclass                                  Subclass                                  Subclass
Distribution Date      Principal Balance   Distribution Date     Principal Balance   Distribution Date     Principal Balance
-----------------      -----------------   -----------------     -----------------   -----------------     -----------------
Up to and including                        January 2001........      62.54336165     July 2001...........      18.51183725
August 2000..........     100.00000000     February 2001.......      55.11236225     August 2001.........      11.30131398
September 2000.......      92.64334953     March 2001..........      47.71857932     September 2001......       4.12688504
October 2000.........      85.06156890     April 2001..........      40.36182339     October 2001
November 2000........      77.51777292     May 2001............      33.04190589     and thereafter......       0.00000000
December 2000........      70.01176801     June 2001...........      25.75863936

                             Class A-3 Certificates

                         Percentage of                             Percentage of                             Percentage of
                        Initial Class A                           Initial Class A                           Initial Class A
                            Subclass                                  Subclass                                  Subclass
Distribution Date      Principal Balance   Distribution Date     Principal Balance   Distribution Date     Principal Balance
-----------------      -----------------   -----------------     -----------------   -----------------     -----------------
Up to and including                        January 2002........      68.25335233     June 2002...........      22.84280883
September 2001.......     100.00000000     February 2002.......      59.07991189     July 2002...........      13.89654111
October 2001.........      96.05141428     March 2002..........      49.95236989     August 2002.........       4.99501833
November 2001........      86.73886722     April 2002..........      40.87049311     September 2002
December 2001........      77.47292556     May 2002............      31.83404967     and thereafter......       0.00000000



                   Planned Class A Subclass Principal Balances as Percentages of Initial Class A Subclass Principal Balance

                             Class A-4 Certificates

                         Percentage of                             Percentage of                             Percentage of
                        Initial Class A                           Initial Class A                           Initial Class A
                            Subclass                                  Subclass                                  Subclass
Distribution Date      Principal Balance   Distribution Date     Principal Balance   Distribution Date     Principal Balance
-----------------      -----------------   -----------------     -----------------   -----------------     -----------------
Up to and including                        January 2003........      63.16753607     July 2003...........      15.51867244
August 2002..........     100.00000000     February 2003.......      55.11091690     August 2003.........       7.73682714
September 2002.......      95.86215720     March 2003..........      47.10065494     September 2003
October 2002.........      87.61781994     April 2003..........      39.13652399     and thereafter......       0.00000000
November 2002........      79.42075810     May 2003............      31.21829893
December 2002........      71.27074018     June 2003...........      23.34575589


              Planned Segment Principal Balances of the PAC Segment
               as Percentages of Initial Segment Principal Balance

                         Percentage of                             Percentage of                             Percentage of
                            Initial                                   Initial                                   Initial
                            Segment                                   Segment                                   Segment
Distribution Date      Principal Balance   Distribution Date     Principal Balance   Distribution Date     Principal Balance
-----------------      -----------------   -----------------     -----------------   -----------------     -----------------
September 1997.......     100.00000000     September 1998......      74.97125957     September 1999......      26.31122519
October 1997.........      98.88627778     October 1998........      71.75700254     October 1999........      24.08034307
November 1997........      97.59364622     November 1998.......      68.37421681     November 1999.......      21.78838499
December 1997........      96.12302329     December 1998.......      64.82427481     December 1999.......      19.43797287
January 1998.........      94.47479211     January 1999........      61.10875092     January 2000........      17.03261604
February 1998........      92.64942775     February 1999.......      57.22933714     February 2000.......      14.58711662
March 1998...........      90.64749692     March 1999..........      53.18777079     March 2000..........      12.13913839
April 1998...........      88.46965790     April 1999..........      48.98660488     April 2000..........       9.70343201
May 1998.............      86.11666050     May 1999............      44.62778561     May 2000............       7.27993495
June 1998............      83.58934543     June 1999...........      40.11353496     June 2000...........       4.86858489
July 1998............      80.88864417     July 1999...........      35.44590108     July 2000...........       2.46931988
August 1998..........      78.01557845     August 1999.........      30.62825358     August 2000.........       0.08207830
                                                                                     September 2000
                                                                                     and thereafter......       0.00000000


          Scheduled Segment Principal Balances Of the Scheduled Segment as Percentages of Initial Segment Principal Balance

                         Percentage of                             Percentage of                             Percentage of
                            Initial                                   Initial                                   Initial
                           Segment                                   Segment                                   Segment
Distribution Date      Principal Balance   Distribution Date     Principal Balance   Distribution Date     Principal Balance
-----------------      -----------------   -----------------     -----------------   -----------------     -----------------
September 1997.......     100.00000000     November 2000.......      59.32141754     January 2004........      27.10621596
October 1997.........      99.80820460     December 2000.......      58.07282452     February 2004.......      25.95345321
November 1997........      99.55368239     January 2001........      56.85209576     March 2004..........      24.81886182
December 1997........      99.23649486     February 2001.......      55.65879117     April 2004..........      23.70216920
January 1998.........      98.85681970     March 2001..........      54.49247684     May 2004............      22.60310647
February 1998........      98.41494617     April 2001..........      53.35272503     June 2004...........      21.52140847
March 1998...........      97.91127542     May 2001............      52.23911399     July 2004...........      20.45681367
April 1998...........      97.34632050     June 2001...........      51.15122795     August 2004.........      19.40906411
May 1998.............      96.72070615     July 2001...........      50.08865704     September 2004......      18.37790539
June 1998............      96.03516832     August 2001.........      49.05099715     October 2004........      17.49799595
July 1998............      95.29055341     September 2001......      48.03784991     November 2004.......      16.63188945
August 1998..........      94.48781723     October 2001........      47.04882255     December 2004.......      15.77936542
September 1998.......      93.62802374     November 2001.......      46.08352792     January 2005........      14.94020653
October 1998.........      92.71238528     December 2001.......      45.14158429     February 2005.......      14.11419854
November 1998........      91.74221929     January 2002........      44.22261537     March 2005..........      13.30113024
December 1998........      90.71889918     February 2002.......      43.32625020     April 2005..........      12.50079344
January 1999.........      89.64393981     March 2002..........      42.45212305     May 2005............      11.71298292
February 1999........      88.51896324     April 2002..........      41.59987342     June 2005...........      10.93749636
March 1999...........      87.34567026     May 2002............      40.76914591     July 2005...........      10.17413433
April 1999...........      86.12610797     June 2002...........      39.95959013     August 2005.........       9.42270022
May 1999.............      84.86215940     July 2002...........      39.17086070     September 2005......       8.68300025
June 1999............      83.55585733     August 2002.........      38.40261713     October 2005........       8.07015132
July 1999............      82.20922282     September 2002......      37.65452377     November 2005.......       7.46603951
August 1999..........      80.82477942     October 2002........      37.07996198     December 2005.......       6.87051907
September 1999.......      79.40511197     November 2002.......      36.52377299     January 2006........       6.28344639
October 1999.........      77.95260287     December 2002.......      35.98563852     February 2006.......       5.70467993
November 1999........      76.47003408     January 2003........      35.46524481     March 2006..........       5.13408022
December 1999........      74.96091531     February 2003.......      34.96228262     April 2006..........       4.57150983
January 2000.........      73.42942551     March 2003..........      34.47644712     May 2006............       4.01683331
February 2000........      71.88845198     April 2003..........      34.00743786     June 2006...........       3.46991721
March 2000                 70.36820719     May 2003............      33.55495866     July 2006...........       2.93062999
April 2000...........      68.88008179     June 2003...........      33.11871761     August 2006.........       2.39884206
May 2000.............      67.42357576     July 2003...........      32.69842696     September 2006......       1.87442569
June 2000............      65.99819606     August 2003.........      32.29380311     October 2006........       1.45214181
July 2000............      64.60345663     September 2003......      31.90456651     November 2006.......       1.03433816
August 2000..........      63.23887822     October 2003........      30.67631562     December 2006.......       0.62094401
September 2000.......      61.90398836     November 2003.......      29.46736498     January 2007........       0.21188951
October 2000.........      60.59832122     December 2003.......      28.27742646     February 2007
                                                                                     and thereafter......       0.00000000


     (c) Notwithstanding the foregoing, on each Distribution Date occurring on or subsequent to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount shall be distributed among the Subclasses of Class A Certificates (other than the Class A-PO Certificates) pro rata in accordance with their outstanding Class A Subclass Principal Balances without regard to either the proportions or the priorities set forth in Section 4.01(b).

     (d) (i) For purposes of determining whether the Subclasses of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

          (A) if the Current Class M Fractional Interest is less than the Original Class M Fractional Interest and the Class M Principal Balance is greater than zero, the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

          (B) if the Current Class B-1 Fractional Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

          (C) if the Current Class B-2 Fractional Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

          (D) if the Current Class B-3 Fractional Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

          (E) if the Current Class B-4 Fractional Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 Certificates shall not be eligible to receive distributions of principal.

     (ii)  Notwithstanding  the  foregoing,  if on  any  Distribution  Date  the aggregate distributions to Holders of the Class M Certificates and/or the Subclasses of Class B Certificates entitled to receive distributions of principal would reduce the Class M Principal Balance and/or the Class B Subclass Principal Balances of the Subclasses of Class B Certificates entitled to receive distributions of principal below zero, first the Class M Prepayment Percentage and/or the Class B Subclass Prepayment Percentage of any affected Class B Subclass for such Distribution Date beginning with the affected Subclass with the lowest numerical Subclass designation and then, if necessary, the Class M Percentage and/or the Class B Subclass Percentage of such Subclass of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Class M Principal Balance and/or the Class B Subclass Principal Balance of such Class B Subclass to zero. The Class B Subclass Prepayment Percentages and the Class B Subclass Percentages of the remaining Class B Subclasses will be recomputed substituting for the
Subordinated Prepayment Percentage and Subordinated Percentage in such computations the difference between (A) the Subordinated Prepayment Percentage or Subordinated Percentage, as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Class M Principal Balance and/or the Class B Subclass Principal Balances of the affected Class B Subclasses to zero; provided, however, that if the Class B
Subclass Principal Balances of all the Class B Subclasses eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Class B Subclass Prepayment Percentage and the Class B Subclass Percentage of the Class B Subclass with the lowest numerical Subclass designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Subordinated Prepayment Percentage for such Distribution Date minus the sum of the Class M Prepayment Percentage and the Class B Subclass Prepayment Percentages of the Class B Subclasses having lower numerical Subclass designations, if any, and the remainder of the Subordinated Percentage for such Distribution Date minus the sum of the Class M Percentage and the Class B Subclass Percentages of the Class B Subclasses having lower numerical Subclass designations, if any, respectively. Any entitlement of any Class B Subclass to principal payments solely pursuant to this clause (ii) shall not cause such Subclass to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Subclass Percentage or Class B Subclass Prepayment Percentage.

     (e) The Trust Administrator shall establish and maintain the Upper-Tier Certificate Account, which shall be a separate trust account and an Eligible Account. On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds available on deposit in the Payment Account, (i) deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account the Lower-Tier Distribution Amount and (ii) distribute to the Class A-LR Certificateholder (other than as provided in Section 9.01 respecting the final distribution to Certificateholders) by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, the Class A Subclass Distribution Amount with respect to the Class A-LR Certificate and all other amounts distributable to the Class A-LR Certificate. The Trust Administrator may clear and terminate the Upper-Tier Certificate Account pursuant to Section 9.01.

     (f) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record (other than the Class A-LR Certificateholder) on the preceding Record Date (other than as provided in Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this
Section 4.01(f) respecting the final distribution in respect of any Class or Subclass) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in Section 11.26, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share (based on, with respect to each Class or Subclass, the aggregate of the Percentage Interests represented by Certificates of the applicable Class or Subclass of Certificates held by such Holder of the Class A Subclass Distribution Amount with respect to each Subclass of Class A Certificates, the Class M Distribution Amount with respect to the Class M Certificates and the Class B Subclass Distribution Amount with respect to each such Subclass of Class B Certificates.

     In the event that, on any Distribution Date prior to the Final Distribution Date, the Class A Subclass Principal Balance of any Subclass of Class A Certificates (other than the Class A-5, Class A-WIO, Class A-R or A-LR Certificates), the Class M Principal Balance of the Class M Certificates or the Class B Subclass Principal Balance of any Subclass of Class B Certificates would be reduced to zero, in the case of the Class A-5 Certificates, the Class A-5 Notional Amount would be reduced to zero, or in the case of the Class A-WIO Certificates, the Class A-WIO Notional Amount would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trust Administrator. The Trust Administrator will then send a notice to each Certificateholder of such Class or Subclass with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class or Subclass will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trust Administrator therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with
Section 4.01(a)(i).

     (g) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Persons other than U.S. Persons ("Non-U.S. Persons"). Amounts withheld pursuant to this Section 4.01(f) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "U.S. Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to United States federal income tax regardless of the source of its income or a trust if (i) for taxable years beginning after December 31, 1996 (or for taxable years ending after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more U.S. Persons have the authority to control all substantial decisions of such trust or (ii) for all other taxable years, such trust is subject to United States federal income tax regardless of the source of its income.

Section 4.02.     Allocation of Realized Losses.

     (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated as follows:

     first, to the Class B-5 Certificates until the Class B-5 Principal Balance has been reduced to zero;

     second, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

     third, to the Class B-3 Certificates until the Class B-3 Principal Balance has been reduced to zero;

     fourth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

     fifth, to the Class B-1 Certificates until the Class B-1 Principal Balance has been reduced to zero;

     sixth, to the Class M Certificates until the Class M Principal Balance has been reduced to zero; and

     seventh, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and Class A-PO Certificates, pro rata, based on the Non-PO Fraction and the PO Fraction, respectively.

     This allocation of Realized Losses will be effected through the reduction of the applicable Class's or Subclass's Principal Balance.

     (b) With respect to any Distribution Date, the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses
occurring with respect to any Mortgage Loan allocable to the Class A-PO Certificates will equal the product of the amount of any such principal loss and the PO Fraction for such Mortgage Loan. The principal portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses remaining after allocation to the Class A-PO Certificates in accordance with the preceding sentence shall be allocated pro rata among the Class A Certificates (other than the Class A-PO Certificates), Class M Certificates and Class B Certificates based on the Class A Non-PO Principal Balance, Class M Principal Balance and the Class B Principal Balance, respectively. Any such loss allocated to the Class A Certificates shall be allocated on the subsequent Determination Date among the outstanding Subclasses of Class A Certificates (other than the Class A-PO Certificates) in accordance with the Class A Subclass Loss Percentages as of such Determination Date. Any such loss allocated to the Class B Certificates shall be allocated pro rata among the outstanding Subclasses of Class B Certificates based on their Class B Subclass Principal Balances.

     (c) Any Realized Losses allocated to a Subclass of Class A Certificates or Class B Certificates or to the Class M Certificates pursuant to Section 4.02(a) or Section 4.02(b) shall be allocated among the Certificates of such Subclass or Class based on their Percentage Interests.

     (d) In the event that there is a Recovery of an amount in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Subclasses of Class A Certificates, the Class M Certificates or any Subclasses of Class B Certificates, each outstanding Class or Subclass to which such Realized Loss had previously been allocated shall be entitled to its share (with respect to the Class A-PO Certificates, based on the PO Fraction of such Mortgage Loan and, with respect to the Class A Certificates (other than the Class A-PO Certificates), Class M Certificates and Class B Certificates, based on their pro rata share of the Non-PO Fraction of such Mortgage Loan) of such Recovery up to the amount of such Realized Loss previously allocated to such Class or Subclass on the Distribution Date in the month following the month in which such recovery is received. When the Principal Balance of a Class or Subclass of Certificates has been reduced to zero, such Class or Subclass shall not be entitled to any share of such Recovery. In the event that the amount of such recovery exceeds the amount of such Recovery allocated to each outstanding Class or Subclass in accordance with the preceding provisions, each outstanding Class or Subclass shall be entitled to its pro rata share (determined as described above) of such excess up to the amount of any unrecovered Realized Loss previously allocated to such Class or Subclass. Notwithstanding the foregoing provisions, but subject to the following proviso, if such Recovery occurs within two years of the realization of such loss and (i) is the result of an event that would have given rise to the repurchase of the related Mortgage Loan by the Seller pursuant to Section 2.02 or 2.03, or (ii) represents in whole or part funds which the applicable Servicer had received in respect of a Liquidated Loan but failed to remit to the Certificate Account on or prior to the Business Day preceding the Distribution Date following the Applicable Unscheduled Principal Receipt Period in which the Mortgage Loan became a
Liquidated Loan such Recovery may, at the sole discretion of the Master Servicer, be treated as a repurchase or an Unscheduled Principal Receipt with respect to such Mortgage Loan, as the case may be, the Realized Loss previously recognized may be reversed and treated for all subsequent purposes as if it had never occurred and the Master Servicer may make such adjustments to interest or principal distributions on the Certificates and to the principal balances of the Certificates as the Master Servicer in its good faith judgment and sole discretion deems necessary or desirable to effectuate the reversal of the Realized Loss and the treatment of such amount as a repurchase or as an Unscheduled Principal Receipt, as the case may be; provided that such actions do not result in the aggregate distributions made in respect of each Class and Subclass of Certificates whose principal balances were previously reduced as a result of such Realized Loss being less than such Class or Subclass would have received if such Recovery had been deposited in the Certificate Account on or prior to the Business Day preceding the Distribution Date following the Applicable Unscheduled Principal Receipt Period in which the Mortgage Loan became a Liquidated Loan.

     (e) The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated among the Class A Certificates, Class M Certificates and Class B Certificates, pro rata based on the Class A Interest Accrual Amount, the Class M Interest Accrual Amount and the Class B Interest Accrual Amount for the related Distribution Date, without regard to any reduction pursuant to this sentence. Any such loss allocated to the Class A Certificates shall be allocated among the outstanding Subclasses of Class A Certificates based on their Class A Subclass Interest Percentages. Any such loss allocated to the Class B Certificates will be allocated among the outstanding Subclasses of Class B Certificates based on their Class B Subclass Interest Percentages. In addition, after the Class M Principal Balance and the Class B Principal Balance have been reduced to zero, the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated among the outstanding Subclasses of Class A Certificates based on their Class A Subclass Interest Percentages.

     (f) Realized Losses allocated in accordance with this Section 4.02 will be allocated on the Determination Date in the second month following the month in which such loss was incurred with respect to the preceding Distribution Date.

     (g) With respect to any Distribution Date, the principal portion of Realized Losses and recoveries attributable to previously allocated Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class or Classes as provided above.

     With respect to any Distribution Date, the interest portion of Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

Section 4.03.     Paying Agent.

     (a) The Master Servicer hereby appoints the Trust Administrator as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by
Section 4.04 as agent of the Master Servicer.

     The Master Servicer may, at any time, remove or replace the Paying Agent.

     The Master Servicer shall cause any Paying Agent that is not the Trust Administrator to execute and deliver to the Trust Administrator an instrument in which such Paying Agent agrees with the Trust Administrator that such Paying Agent shall:

          (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

          (ii) give the Trust Administrator notice of any default by the Master Servicer in remitting any required amount; and

          (iii) at any time during the continuance of any such default, upon the written request of the Trust Administrator, forthwith pay to the Trust Administrator all amounts held in trust by such Paying Agent.

     (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, (a) an amount equal to the Pool Distribution Amount, (b) Net Foreclosure Profits, if any, with respect to such Distribution Date and (c) the amount of any recovery in respect of a Realized Loss. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trust Administrator, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

Section 4.04.     Statements to Certificateholders;
                  Report to the Trust Administrator and the Seller.

     Concurrently with each distribution pursuant to Section 4.01(f), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate and the Seller a statement setting forth:

          (i) the amount of such distribution to Holders of each Class A Subclass allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

          (ii) (a) the amount of such distribution to Holders of each Subclass of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each Class A Subclass, (c) any Class A Subclass Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Subclass Unpaid Interest Shortfall with respect to each Subclass after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class A Subclass for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Subclass for such Distribution Date;

          (iii) the amount of such distribution to Holders of the Class M Certificates allocable to principal, identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

          (iv) (a) the amount of such distribution to Holders of the Class M Certificates allocable to interest, (b) the amount of the Current Class M Interest Distribution Amount, (c) any Class M Interest Shortfall Amount arising with respect to such Distribution Date and any remaining Class M Unpaid Interest Shortfall after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to the Class M Certificates for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class M Certificates for such Distribution Date;

          (v) the amount of such distribution to Holders of each Class B Subclass allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

          (vi) (a) the amount of such distribution to Holders of each Class B Subclass allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class B Subclass and the Pass-Through Rate applicable to such Distribution Date, (c) any Class B Subclass Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Subclass Unpaid Interest Shortfall with respect to each Class B Subclass after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class B Subclass for such Distribution Date, and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class B Subclass for such Distribution Date;

          (vii) the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trust Administrator pursuant to the Servicing Agreements or this Agreement;

          (viii) the number of Mortgage Loans outstanding as of the preceding Determination Date;

          (ix) the Class A Principal Balance, the Class A Subclass Principal Balance of each Subclass of Class A Certificates, the Segment Principal Balance of each Segment, the Class M Principal Balance, the Class B Principal Balance and the Class B Subclass Principal Balance of each Subclass of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

          (x) the Adjusted Pool Amount, the Adjusted Pool Amount (PO Portion), the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Discount Mortgage Loans for such Distribution Date;

          (xi) the aggregate Scheduled Principal Balances of the Mortgage Loans serviced by Norwest Mortgage and, collectively, by the Other Servicers as of such Distribution Date;

          (xii) the Class A Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xiii) the Class A Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xiv) the Class M Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xv) the Class M Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xvi) the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xvii) the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Prepayment Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xviii) the number and aggregate principal balances of Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

          (xix) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the preceding Determination Date;

          (xx) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

          (xxi) the amount of the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount as of the close of business on such Distribution Date;

          (xxii) the principal and interest portions of Realized Losses allocated as of such Distribution Date and the amount of such Realized Losses constituting Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses;

          (xxiii) the aggregate amount of Bankruptcy Losses allocated to each Subclass of Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Relevant Anniversary;

          (xxiv) the amount by which the Class B Subclass Principal Balance of each Subclass of Class B Certificates and the Class M Principal Balance has been reduced as a result of Realized Losses allocated as of such Distribution Date;

          (xxv) the unpaid principal balance of any Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

          (xxvi) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

          (xxvii) in the case of the Class A-5 Certificates, the Class A-5 Notional Amount;

          (xxviii) in the case of the Class A-WIO Certificates, the Class A-WIO Notional Amount and Class A-WIO Pass-Through Rate for such Distribution Date;

          (xxix) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

and shall deliver a copy of each type of statement to the Trust Administrator, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

     In the case of information furnished with respect to a Subclass of Class A Certificates pursuant to clauses (i) and (ii) above, with the Class M
Certificates pursuant to clauses (iii) and (iv) above and with respect to a Class B Subclass pursuant to clauses (v) and (vi) above, the amounts shall be expressed as a dollar amount per Class A, Class M or Class B Certificate (other than the Class A-R and Class A-LR Certificates) with a $1,000 Denomination, as a dollar amount per Class A-R and Class A-LR Certificate with a $100 Denomination and as a dollar amount per Class A-WIO Certificate with a 1% Denomination.

     Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder, the information set forth in clauses (iii) and (iv)(a) above in the case of a Class M Certificateholder and the information contained in clauses (v) and (vi)(a) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code from time to time in force.

     Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trust Administrator, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Master Servicer on written request) setting forth the Class A Subclass Distribution Amount with respect to each Class A Subclass, the Class M Distribution Amount and the Class B Subclass Distribution Amount with respect to each Class B Subclass. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trust Administrator and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

     In addition to the reports required pursuant to this Section 4.04, the Master Servicer shall make available upon request to each Holder and each proposed transferee of a Class A-WIO, Class A-PO, Class B-3, Class B-4 or Class B-5 Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A.

Section 4.05.     Reports to Mortgagors and the Internal Revenue Service.

     The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trust Administrator acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

Section 4.06      Calculation of Amounts; Binding Effect of
                  Interpretations and Actions of Master Servicer.

     The Master Servicer will compute the amount of all distributions to be made on the Certificates and all losses to be allocated to the Certificates. In the event that the Master Servicer concludes that any ambiguity or uncertainty exists in any provisions of this Agreement relating to distributions to be made on the Certificates or the allocation of losses to the Certificates, the interpretation of such provisions and any actions taken by the Master Servicer in good faith to implement such interpretation shall be binding upon Certificateholders.


ARTICLE V

THE CERTIFICATES

Section 5.01.     The Certificates.

     (a) Except as set forth in the next sentence, the Class A, Class M and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Class A-R and Class A-LR Certificates, integral multiples of $1,000 in excess thereof or, in the case of the Class A-WIO Certificates, 1% Percentage Interest in excess thereof (except, if necessary, for one Certificate of each Class or Subclass (other than the Class A-WIO, Class A-R or Class A-LR Certificates) that evidences one Single Certificate plus such additional principal portion or notional amount as is required in order for all Certificates of such Class or Subclass to equal the aggregate Original Class A Subclass Principal Balance (or Original Class A-5 Notional Amount in the case of the Class A-5 Certificates), Original Class M Principal Balance or the aggregate Original Class B Subclass Principal Balance of such Class or Subclass, as the case may be), and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-WIO, A-PO,
A-R, A-LR, B-1, B-2, B-3, B-4, B-5, C, and D (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Trust Administrator to or upon the order of the Seller upon receipt by the Trust Administrator or the Custodian of the documents specified in Section 2.01. The aggregate principal portion (or notional amount) evidenced by the Class A, Class M and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Administrator by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trust Administrator shall bind the Trust Administrator notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trust Administrator, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Until such time as Definitive Certificates are issued pursuant to Section 5.07, each Book-Entry Certificate shall bear the following legend:

     "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Trust Administrator or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

     (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

          (i) the provisions of this Section 5.01(b) shall be in full force and effect;

          (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trust Administrator may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

          (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

          (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

          (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

     For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

     Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trust Administrator at the Corporate Trust Office.

Section 5.02.     Registration of Transfer and Exchange of Certificates.

     (a) The Trust Administrator shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trust Administrator shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trust Administrator shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class or Subclass.

     At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class or Subclass upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trust Administrator shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trust Administrator) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any transfer or exchange of Certificates, but the Trust Administrator or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Trust Administrator or the Authenticating Agent in accordance with their standard procedures.

     (b) No transfer of a Class A-WIO, Class A-PO Class B-3, Class B-4 or Class B-5 Certificate shall be made (other than the transfer of the Class A-WIO and Class A-PO Certificates to an affiliate of the Seller on the Closing Date) unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trust Administrator or the Seller may, if such transfer is to be made within three years after the later of (i) the date of the initial sale of Certificates or
(ii) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class A-WIO, Class A-PO, Class B-3, Class B-4 or Class B-5 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer, and (ii) the Trust Administrator shall require the transferee to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trust Administrator the facts surrounding such transfer, which investment letter shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer. The Holder of a Class A-WIO, Class A-PO, Class B-3, Class B-4 or Class B-5 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust Administrator, the Trustee, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trust Administrator is under an obligation to register the Class A-WIO, Class A-PO, Class B-3, Class B-4 or Class B-5 Certificates under said Act or any other securities law.

     (c) No transfer of a Class A-WIO, Class A-PO, Class M or Class B Certificate shall be made (other than the transfer of the Class A-WIO and Class A-PO Certificates to an affiliate of the Seller on the Closing Date) unless the Trust Administrator shall have received (i) a representation letter from the transferee in the form of Exhibit J hereto, in the case of a Class A-WIO, Class A-PO, Class B-3, Class B-4 or Class B-5 Certificate, or in the form of Exhibit K hereto, in the case of a Class M, Class B-1 or Class B-2 Certificate, to the effect that either (a) such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Code Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, or subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer or (b) (other than with respect to a Class A-WIO or Class A-PO Certificate) if such transferee is an insurance company, the source of funds used to purchase the Class M or Class B Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (ii) in the case of any such Class A-WIO, Class A-PO, Class M or Class B Certificate presented for registration in the name of a Plan, or a trustee of any such Plan, (A) an Opinion of Counsel satisfactory to the Trust Administrator and the Seller to the effect that the purchase or holding of such Class A-WIO, Class A-PO, Class M or Class B Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trust Administrator, the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer and (B) such other opinions of counsel, officer's certificates and agreements as the Seller or the Master Servicer may require in connection with such transfer, which opinions of counsel, officers' certificates and agreements shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer. The Class A-WIO, Class A-PO, Class M and Class B Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

     (d) No legal or beneficial interest in all or any portion of the Class A-R or Class A-LR Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person investing the assets of a Plan (such plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R or Class A-LR Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trust Administrator with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trust Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R or Class A-LR Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R or Class A-LR Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or
(iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trust Administrator shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R or Class A-LR Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trust Administrator shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R or Class A-LR Certificate, unless the transferor shall have provided to the Trust Administrator an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R or Class A-LR Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that (i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the transferee intends to pay taxes associated with holding the residual interest as they become due and (iv) the transferee will not transfer the Class A-R or Class A-LR Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

     The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R or Class A-LR Certificate, shall be accompanied by a written statement in the form attached as Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R and Class A-LR Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

     Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class A-R or Class A-LR Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R or Class A-LR Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of such Class A-R or Class A-LR Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to Class A-R or Class A-LR Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R or Class A-LR Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R or Class A-LR Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

     If (i) any mutilated Certificate is surrendered to the Trust Administrator or the Authenticating Agent, or the Trust Administrator or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trust Administrator or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trust Administrator or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trust Administrator shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class or Subclass. Upon the issuance of any new Certificate under this Section, the Trust Administrator or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trust Administrator or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

Section 5.04.     Persons Deemed Owners.

     Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee, the Trust Administrator, or the Certificate Registrar shall be affected by notice to the contrary.

Section 5.05.     Access to List of Certificateholders' Names and Addresses.

     (a) If the Trust Administrator is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trust Administrator, within 15 days after receipt by the Certificate Registrar of a request by the Trust Administrator in writing, a list, in such form as the Trust Administrator may reasonably require, of the names and addresses of the Certificateholders of each Class or Subclass as of the most recent Record Date.

     (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trust Administrator, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trust Administrator shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trust Administrator. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trust Administrator is not the Certificate Registrar, the Trust Administrator shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

     (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar, the Trust Administrator and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar, the Trust Administrator nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

Section 5.06.     Maintenance of Office or Agency.

     The Trust Administrator will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trust Administrator initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

Section 5.07.     Definitive Certificates.

     If (i)(A) the Master Servicer advises the Trust Administrator in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and
(B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trust Administrator in writing that it elects to terminate the book-entry system through the Clearing Agency or
(iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Subclass of Book-Entry Certificates advise the Trust Administrator through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners, the Trust Administrator shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trust Administrator by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trust Administrator shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer, the Trustee nor the Trust Administrator shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

Section 5.08.     Notices to Clearing Agency.

     Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trust Administrator shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.


ARTICLE VI

THE SELLER AND THE MASTER SERVICER

Section 6.01.     Liability of the Seller and the Master Servicer.

     The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

     Section 6.02. Merger or Consolidation of the Seller or the Master Servicer.

     Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for FNMA or FHLMC.

Section 6.03. Limitation on Liability of the Seller, the Master Servicer and Others.

     Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A, Class M and Class B Certificates in the same manner as Realized Losses are allocated pursuant to
Section 4.02(a).

Section 6.04.     Resignation of the Master Servicer.

     The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Trust Administrator. No such resignation shall become effective until the Trustee, the Trust Administrator or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

Section 6.05.     Compensation to the Master Servicer.

     The Master Servicer shall be entitled to receive a monthly fee equal to the Master Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement and any investment income on funds on deposit in the Certificate Account as additional compensation.

Section 6.06.     Assignment or Delegation of Duties by Master Servicer.

     The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee and the Trust Administrator, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee or the Trust Administrator (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is satisfactory to the Trustee and the Trust Administrator, in the exercise of its reasonable judgment, and executes and delivers to the Trustee and the Trust Administrator an agreement, in form and substance reasonably satisfactory to the Trustee and the Trust Administrator, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee, the Trust Administrator or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

Section 6.07. Indemnification of Trustee, Trust Administrator and Seller by Master Servicer.

     The Master Servicer shall indemnify and hold harmless the Trustee, the Trust Administrator and the Seller and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee, the Trust Administrator or the Seller shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.


ARTICLE VII

DEFAULT

Section 7.01.     Events of Default.

     In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

          (i) any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

          (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or

          (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property; or

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

          (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

          (vii) the Master Servicer and any subservicer appointed by it becomes ineligible to service for both FNMA and FHMLC, which ineligibility continues unremedied for a period of 90 days.


then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer and the Trust Administrator (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trust Administrator on behalf of the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trust Administrator on behalf of the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trust Administrator and the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trust Administrator on behalf of the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

Section 7.02.     Other Remedies of Trustee.

     During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 7.03.     Directions by Certificateholders and
                  Duties of Trustee During Event of Default.

     During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

Section 7.04.     Action upon Certain Failures of the
                  Master Servicer and upon Event of Default.

     In the event that the Trustee or the Trust Administrator shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or
(ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee or Trust Administrator may, but need not if the Trustee or Trust Administrator, as the case may be, deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee or the Trust Administrator, the Trustee or the Trust Administrator, as the case may be, shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

Section 7.05.     Trust Administrator to Act; Appointment of Successor.

     When the Master Servicer receives notice of termination pursuant to Section
7.01 or the Trustee or the Trust Administrator receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trust Administrator on behalf of the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trust Administrator is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trust Administrator shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trust Administrator and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trust Administrator may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trust Administrator shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trust
Administrator is required to solicit bids as provided above, the Trust Administrator shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trust Administrator shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trust Administrator shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trust Administrator from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trust Administrator to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trust Administrator and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trust Administrator and any successor servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trust Administrator or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trust Administrator or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trust Administrator nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section
7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trust Administrator) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

Section 7.06.     Notification to Certificateholders.

     Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trust Administrator shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trust Administrator shall also, within 45 days after the occurrence of any Event of Default known to the Trust Administrator, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.



ARTICLE VIII

CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR

Section 8.01.     Duties of Trustee and Trust Administrator.

     The Trustee and the Trust Administrator, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee and the Trust Administrator, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

     The Trustee and the Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Trust Administrator, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee and the Trust
Administrator shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Master Servicer or the Servicers pursuant to Articles III, IV and IX.

     No provision of this Agreement shall be construed to relieve the Trustee and the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Trust Administrator shall be determined solely by the express provisions of this Agreement, the Trustee and the Trust Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trust Administrator and, in the absence of bad faith on the part of the Trustee and the Trust Administrator, the Trustee and the Trust Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the Trust Administrator, and conforming to the requirements of this Agreement;

          (ii) The Trustee and the Trust Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of
     Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee and the Trust Administrator, or exercising any trust or power conferred upon the Trustee and the Trust Administrator, under this Agreement; and

          (iii) The Trustee and the Trust Administrator shall not be liable for any error of judgment made in good faith by any of their respective Responsible Officers, unless it shall be proved that the Trustee or the Trust Administrator or such Responsible Officer, as the case may be, was negligent in ascertaining the pertinent facts.

     None of the provisions contained in this Agreement shall require the Trustee or the Trust Administrator to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 8.02.     Certain Matters Affecting the Trustee and the
                  Trust Administrator.

     Except as otherwise provided in Section 8.01:

          (i) Each of the Trustee and the Trust Administrator may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) Each of the Trustee and the Trust Administrator may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) Neither of the Trustee nor the Trust Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

          (iv) Each of the Trustee and the Trust Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

Section 8.03. Neither Trustee nor Trust Administrator Required to Make Investigation.

     Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, neither the Trustee nor the Trust Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee or the Trust Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Trust Administrator, not reasonably assured to the Trustee or the Trust Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Trust Administrator may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee or the Trust Administrator, shall be repaid by the Master Servicer upon demand.

Section 8.04. Neither Trustee nor Trust Administrator Liable for Certificates or Mortgage Loans.

     The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and neither the Trustee nor the Trust Administrator assumes responsibility as to the correctness of the same. Neither the Trustee nor the Trust Administrator makes any representation for the correctness of the same. Neither the Trustee nor the Trust Administrator makes any representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, neither the Trustee nor the Trust Administrator shall be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

Section 8.05.     Trustee and Trust Administrator May Own Certificates.

     Each of the Trustee, the Trust Administrator and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, Trust Administrator or such agent.

Section 8.06.     The Master Servicer to Pay Fees and Expenses.

     The Master Servicer covenants and agrees to pay to each of the Trustee and the Trust Administrator from time to time, and each of the Trustee and the Trust Administrator shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee or the Trust Administrator, as the case may be, and the Master Servicer will pay or reimburse the Trustee or the Trust Administrator, as the case may be, upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith.

Section 8.07.     Eligibility Requirements.

     Each of the Trustee and the Trust Administrator hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section, such entity shall resign immediately in the manner and with the effect specified in
Section 8.08.

Section 8.08.     Resignation and Removal.

     Either of the Trustee or the Trust Administrator may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Trust
Administrator, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor trustee or trust administrator.

     If at any time the  Trustee or the Trust  Administrator  shall  cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee or the Trust Administrator shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Trust Administrator or of the property or affairs of the Trustee or the Trust Administrator for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and/or the Trust Administrator, as the case may be, and appoint a successor trustee and/or successor trust administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee or Trust Administrator so removed and one copy to the successor trustee or successor trust administrator, as the case may be.

     The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and/or the Trust Administrator and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

     Any resignation or removal of the Trustee or the Trust Administrator and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

Section 8.09.     Successor.

     Any successor trustee or successor trust administrator appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee or trust administrator, as the case may be, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or trust administrator shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or trust administrator, as the case may be, herein. The predecessor trustee or trust administrator shall deliver to its successor all Owner Mortgage Loan Files and related documents and statements held by it hereunder (other than any Owner Mortgage Loan Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or successor trust administrator, as the case may be, all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07

     Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee or trust administrator hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee or trust administrator, as the case may be, the successor trustee or trust administrator shall cause such notice to be mailed at the expense of the Master Servicer.

Section 8.10.     Merger or Consolidation.

     Any Person into which either the Trustee or the Trust Administrator may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee or the Trust Administrator shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee or Trust Administrator, as the case may be, hereunder; provided, however, that (i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and (ii) the Trustee or the Trust Administrator, as the case may be, shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal, state or local tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee or the Trust Administrator, as the case may be.

Section 8.11.     Authenticating Agent.

     The Trust Administrator may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trust Administrator in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trust Administrator or the Trust Administrator's countersignature, such reference shall be deemed to include authentication on behalf of the Trust Administrator by the Authenticating Agent and a certificate of authentication executed on behalf of the Trust Administrator by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trust Administrator or the Authenticating Agent.

     The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Trust Administrator, the Seller and the Master Servicer. The Trust Administrator may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trust Administrator promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

     The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trust Administrator. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

Section 8.12.     Separate Trustees and Co-Trustees.

     The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

          (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

          (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

          (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

     Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

     No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under
Section 8.09 hereof.

     The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

     The  Master   Servicer  shall  pay  the  reasonable   compensation  of  the
co-trustees to the extent,  and in accordance  with the standards,  specified in
Section 8.06 hereof.

Section 8.13.     Appointment of Custodians.

     The Trust Administrator may at any time on or after the Closing Date, with the consent of the Master Servicer and the Seller, appoint one or more Custodians to hold all or a portion of the Owner Mortgage Loan Files as agent for the Trust Administrator, by entering into a Custodial Agreement. Subject to this Article VIII, the Trust Administrator agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Owner Mortgage Loan File. Each Custodial Agreement may be amended only as provided in
Section 10.01(a).

Section 8.14.     Tax Matters; Compliance with REMIC Provisions.

     (a) Each of the Trustee, the Trust Administrator and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any action that would (i) affect the determination of the Trust Estate's status as two separate REMICs; or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer, or, in the case of any tax return or other action required by law to be performed directly by the Trust Administrator, the Trust Administrator, shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns for each of the Upper-Tier REMIC and the Lower-Tier REMIC using a calendar year as the taxable year and the accrual method of accounting; (ii) in the first such federal tax returns, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat each of the Upper-Tier REMIC and the Lower-Tier REMIC as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the Trust Estate, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trust Administrator and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions); (v) file Forms SS-4 and 8811 and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the Upper-Tier REMIC and the Lower-Tier REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans, other assets and liabilities of each REMIC, and the fair market value and adjusted basis of the property of each REMIC determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in either the Upper-Tier REMIC or the Lower-Tier REMIC within the meaning of Code Section 860D(a)(2) other than the interests in the Upper-Tier REMIC represented by the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-WIO, Class A-PO and Class A-R Certificates, the Class M Certificates and the Class B-l, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates and the interests in the Lower-Tier REMIC represented by the Class A-L1, Class A-L2, Class A-L3, Class A-L4, Class A-L6, Class A-L9, Class A-LPO, A-LIO, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class M-L Interests and the Class A-LR Certificate; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code
Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee and the Trust Administrator that such occurrence would not (a) result in a taxable gain, (b) otherwise subject either the Upper-Tier REMIC or Lower-Tier REMIC or the Trust Estate to tax or (c) cause the Trust Estate to fail to qualify as two separate REMICs; (ix) exercise reasonable care not to allow either the Upper-Tier REMIC or the Lower-Tier REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; (x) pay (on behalf of the Upper-Tier REMIC or the Lower-Tier REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the Upper-Tier REMIC or Lower-Tier REMIC, as the case may be, when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and (xi) if required or permitted by the Code and applicable law, act as "tax matters person" for the Upper-Tier REMIC or the Lower-Tier REMIC within the meaning of Treasury Regulations Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class A-R and Class A-LR Certificateholders for such purpose (or if the Master Servicer is not so permitted, the Holders of the Class A-R and Class A-LR Certificates shall be tax matters persons in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to
Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee's sole duties with respect to the Upper-Tier REMIC and Lower Tier REMIC are to sign the tax returns referred to in clause (i) of the second preceding sentence and to comply with written directions from the Master Servicer or the Trust Administrator.

     In order to enable the Master Servicer, the Trust Administrator or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class and Subclass of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer, the Trust Administrator or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer, the Trust Administrator or the Trustee, as the case may be, may from time to time, request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer, the Trust Administrator or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Master Servicer, the Trust Administrator or the Trustee arising from any errors or miscalculations by the Master Servicer, the Trust Administrator or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer, the Trust Administrator or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller, the Trust Administrator and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller, the Trust Administrator or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of the REMIC as described above. In the event that the Trust Administrator prepares any of the federal, state and local tax returns of the REMIC as described above, the Trust Administrator hereby indemnifies the Seller, the Master Servicer and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller, the Master Servicer or the Trustee arising from the Trust Administrator's willful misfeasance, bad faith or negligence in connection with such preparation.

     (b) Notwithstanding anything in this Agreement to the contrary, the Master Servicer, the Trust Administrator and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer, the Trust Administrator or the Trustee, respectively, to perform its obligations under this Section 8.14.

Section 8.15.     Monthly Advances.

     In the event that Norwest Mortgage fails to make a Periodic Advance required to be made pursuant to the Norwest Servicing Agreement on or before the Distribution Date, the Trust Administrator shall make a Periodic Advance as required by Section 3.03 hereof; provided, however, the Trust Administrator shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by Norwest Mortgage, the Trust Administrator shall be entitled, pursuant to Section 3.02(a)(i), (ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.



ARTICLE IX

TERMINATION

Section 9.01.     Termination upon Purchase by the
                  Seller or Liquidation of All Mortgage Loans.

     Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer, the Trust Administrator and the Trustee created hereby (other than the obligation of the Trust Administrator to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.14 hereof) shall terminate upon the last action required to be taken by the Trust Administrator on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     The right of the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to Section 9.02 and conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in
Section 11.25. In the case of any purchase by the Seller pursuant to said clause
(i), the Seller shall provide to the Trust Administrator the certification required by Section 3.04 and the Trust Administrator and the Custodian shall, promptly following payment of the purchase price, release to the Seller the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

     Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trust Administrator for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Estate) or by the Trust Administrator (in any other case) by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trust Administrator therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trust Administrator therein specified. If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trust Administrator and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

     Upon presentation and surrender of the Certificates, the Trust Administrator shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to (i) as to the Subclasses of Class A Certificates, the respective Class A Subclass Principal Balance together with any related Class A Subclass
Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Class A Subclass Interest Accrual Amount, (ii) as to the Class M Certificates, the Class M Principal Balance together with any related Class M Unpaid Interest Shortfall and one month's interest at the Class M Pass-Through Rate on the Class M Principal Balance, (iii) as to the Subclasses of Class B Certificates, the respective Class B Subclass Principal Balance together with any related Class B Subclass Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Class B Subclass Interest Accrual Amount and (iv) as to the Class A-R and Class A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Such amount shall be distributed in respect of interest and principal in respect of the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class or Classes in the manner specified in Section 4.01(a)(ii). Notwithstanding the foregoing, if the price paid pursuant to clause (i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trust Administrator of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i), (ii) and (iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Sections 4.02(b) and 4.02(g) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

     In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trust Administrator shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Estate) or the Trust Administrator (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trust Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

Section 9.02.     Additional Termination Requirements.

     In the event of a termination of the Trust Estate upon the exercise by the Seller of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trust Administrator has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal tax or cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

          (i) The notice given by the Master Servicer under Section 9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the Upper-Tier REMIC and Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax returns of the Upper-Tier REMIC and Lower-Tier REMIC; and

          (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trust Administrator shall sell all of the assets of the Trust Estate to the Seller for cash at the purchase price specified in Section 9.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.



ARTICLE X

MISCELLANEOUS PROVISIONS

Section 10.01.    Amendment.

     (a) This Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Trust Administrator and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein,
(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as two separate REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate, the Upper-Tier REMIC or the Lower-Tier REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Upper-Tier Certificate Account and Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Certificates as evidenced by a letter from each Rating Agency to such effect,
(v) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Upper-Tier REMIC or the Lower-Tier REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

     This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class or Subclass of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class or Subclass; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class or Subclass in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class or Subclass evidencing, as to such Class or Subclass, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class or Subclass the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class or Subclass then outstanding.

     Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the Trust Administrator shall consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trust Administrator shall furnish written notification of the substance of such amendment to each Certificateholder.

     It shall not be necessary for the consent of Certificateholders  under this
Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

     (b) Notwithstanding any contrary provision of this Agreement, the Master Servicer may, from time to time, amend Schedule I hereto without the consent of any Certificateholder, the Trust Administrator or the Trustee; provided, however, (i) that such amendment does not conflict with any provisions of the related Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled Principal Receipts received by such Servicer during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of:

          (a) changing the Applicable Unscheduled Principal Receipt Period for Exhibit F-1 Mortgage Loans to a Mid-Month Receipt Period with respect to all Unscheduled Principal Receipts; or

          (b) changing the Applicable Unscheduled Principal Receipt Period for all Mortgage Loans serviced by any Servicer to a Mid-Month Receipt Period with respect to Full Unscheduled Principal Receipts and to a Prior Month Receipt Period with respect to Partial Unscheduled Principal Receipts.

     A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trust Administrator.

Section 10.02.    Recordation of Agreement.

     This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trust Administrator, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 10.03.    Limitation on Rights of Certificateholders.

     The death or  incapacity  of any  Certificateholder  shall not  operate  to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trust Administrator a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trust Administrator to institute such action, suit or proceeding in its own name as Trust Administrator hereunder and shall have offered to the Trust Administrator such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trust Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trust Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trust Administrator shall be entitled to such relief as can be given either at law or in equity.

Section 10.04.    Governing Law; Jurisdiction.

     This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 10.05.    Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Norwest Asset Securities Corporation, 7485 New Horizon Way,
Frederick, Maryland 21703, Attention: Chief Executive Officer, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Norwest Bank Minnesota, National Association, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer, (iii) in the case of the Trustee, to the Corporate Trust Office and (iv) in the case of the Trust Administrator, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee or the Trust Administrator, in each case Attention: Corporate Trust Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer, the Trust Administrator or the Trustee shall not be effective until received.

     For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, the Trust Administrator, such Servicer or a Certificateholder.

Section 10.06.    Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 10.07.    Special Notices to Rating Agencies.

     (a) The Trust Administrator shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

          (i) any amendment to this Agreement pursuant to Section 10.01(a);

          (ii) any sale or  transfer  of the Class B  Certificates  pursuant  to
     Section 5.02 to an affiliate of the Seller;

          (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

          (iv) any resignation of the Master Servicer pursuant to Section 6.04;

          (v) the  occurrence  of any of the  Events  of  Default  described  in
     Section 7.01;

          (vi) any notice of termination given to the Master Servicer pursuant to Section 7.01;

          (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or

          (viii) the making of a final payment pursuant to Section 9.01.

     (b) The Master Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

          (i) the appointment of a Custodian pursuant to Section 2.02;

          (ii)  the   resignation  or  removal  of  the  Trustee  or  the  Trust
     Administrator pursuant to Section 8.08;

          (iii) the appointment of a successor trustee or trust administrator pursuant to Section 8.09; or

          (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

     (c) The Master Servicer shall deliver to each Rating Agency:

          (i) reports prepared pursuant to Section 3.05; and

          (ii) statements prepared pursuant to Section 4.04.

Section 10.08.    Covenant of Seller.

     The  Seller  shall  not  amend   Article  Third  of  its   Certificate   of
Incorporation without the prior written consent of each Rating Agency rating the Certificates.

Section 10.09.    Recharacterization.

     The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.


ARTICLE XI

TERMS FOR CERTIFICATES

Section 11.01.    Class A Fixed Pass-Through Rate.

     The Class A Fixed Pass-Through Rate is 7.250% per annum.

Section 11.02.    Cut-Off Date.

     The Cut-Off Date for the Certificates is September 1, 1997.

Section 11.03.    Cut-Off Date Aggregate Principal Balance.

     The Cut-Off Date Aggregate Principal Balance is $345,286,973.13.

Section 11.04.    Original Class A Percentage.

     The Original Class A Percentage is 95.74732505%.

Section 11.05.    Original Class A Subclass Principal Balances.

     As to the following Subclasses of Class A Certificates, the Class A Subclass Principal Balance of such Subclass as of the Cut-Off Date, as follows:

                                           Original Class A
   Class A Subclass                        Subclass Principal Balance
   ----------------                        --------------------------
     Class A-1                                 $      11,434,000.00
     Class A-2                                 $      23,600,000.00
     Class A-3                                 $      18,000,000.00
     Class A-4                                 $      16,800,000.00
     Class A-6                                 $      30,921,000.00
     Class A-7                                 $      20,000,000.00
     Class A-8                                 $     121,216,300.00
     Class A-9                                 $       8,932,000.00
     Class A-10                                $      12,508,500.00
     Class A-11                                $      67,000,000.00
     Class A-PO                                $         199,525.68
     Class A-LR                                $             100.00
     Class A-R                                 $             100.00

Section 11.06.    Original Class A Non-PO Principal Balance.

     The Original Class A Non-PO Principal Balance is $330,412,000.00

Section 11.07.    Original Class A-5 Notional Amount.

     The Original Class A-5 Notional Amount is $4,816,137.93.

Section 11.08.  Original Segment Principal Balances.

     As to the following Segments, the Segment Principal Balance of such Segment as of the Cut-Off Date, as follows:

                                               Original Segment
   Segment                                     Principal Balance
   -------                                     -----------------
   PAC Segment                                   $33,066,000.00
   Scheduled Segment                             $139,071,300.00


Section 11.09.    Original Subordinated Percentage.

     The Original Subordinated Percentage is 4.25267495%.

Section 11.10.    Original Class M Percentage.

     The Original Class M Percentage is 1.50106880%.

Section 11.11.    Original Class M Principal Balance.

     The Original Class M Principal Balance is $5,180,000.00.

Section 11.12.    Original Class M Fractional Interest.

     The Original Class M Fractional Interest is 2.75160615%.

Section 11.13.    Original Class B-1 Percentage.

     The Original Class B-1 Percentage is 1.30053992%.

Section 11.14.    Original Class B-2 Percentage.

     The Original Class B-2 Percentage is 0.50045286%.

Section 11.15.    Original Class B-3 Percentage.

     The Original Class B-3 Percentage is 0.40018842%.

Section 11.16.    Original Class B-4 Percentage.

     The Original Class B-4 Percentage is 0.25008154%.

Section 11.17.    Original Class B-5 Percentage.

     The Original Class B-5 Percentage is 0.30034342%.

Section 11.18.    Original Class B Principal Balance.

     The Original Class B Principal Balance is $9,495,447.45.

Section 11.19.    Original Class B Subclass Principal Balances.

     As to any Class B Certificate, the Class B Subclass Principal Balance of such Subclass as of the Cut-Off Date, is as follows:

                                         Original Class B
 Class B Subclass                        Subclass Principal Balance
 ----------------                        --------------------------
   Class B-1                                 $       4,488,000.00
   Class B-2                                 $       1,727,000.00
   Class B-3                                 $       1,381,000.00
   Class B-4                                 $         863,000.00
   Class B-5                                 $       1,036,447.45

Section 11.20.    Original Class B-1 Fractional Interest.

     The Original Class B-1 Fractional Interest is 1.45106624%.

Section 11.21.    Original Class B-2 Fractional Interest.

     The Original Class B-2 Fractional Interest is 0.95061338%.

Section 11.22.    Original Class B-3 Fractional Interest.

     The Original Class B-3 Fractional Interest is 0.55042496%.

Section 11.23.    Original Class B-4 Fractional Interest.

     The Original Class B-4 Fractional Interest is 0.30034342%.

Section 11.24.    Closing Date.

     The Closing Date is September 30, 1997.

Section 11.25.    Right to Purchase.

     The right of the Seller to purchase all of the Mortgage  Loans  pursuant to
Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans being less than $34,528,697.31 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

Section 11.26.    Wire Transfer Eligibility.

     With respect to the Class A Certificates (other than the Class A-5, Class A-WIO, Class A-PO, Class A-R and Class A-LR Certificates), Class M Certificates and Class B Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is $500,000. With respect to the Class A-5 Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is 100% Percentage Interest. With respect to the Class A-WIO Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is 25% Percentage Interest. The Class A-PO, Class A-R and Class A-LR Certificates are not eligible for wire transfer.

Section 11.27.    Single Certificate.

     A Single Certificate for each Subclass of Class A Certificates (other than the Class A-5, Class A-WIO, Class A-R and Class A-LR Certificates), the Class M Certificates and the Class B Certificates (other than the Class B-3, Class B-4, and Class B-5 Certificates) represents a $100,000 Denomination. A Single Certificate for the Class A-5 Certificates represents a $2,400,000 Denomination. A Single Certificate for the Class A-WIO Certificates represents 25% Percentage Interest. A Single Certificate for the Class A-R and Class A-LR Certificates represents a $100 Denomination. A Single Certificate for the Class B-3, Class B-4 and Class B-5 Certificates represents a $250,000 Denomination.

Section 11.28.    Servicing Fee Rate.

     The rate used to calculate the Servicing Fee is equal to 0.250% per annum.

Section 11.29.    Master Servicing Fee Rate.

     The rate used to calculate the Master Servicing Fee for each Mortgage Loan is 0.016% per annum.

     IN WITNESS WHEREOF, the Seller, the Master Servicer, the Trust Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                    NORWEST ASSET SECURITIES CORPORATION
                                    as Seller

                                    By:-------------------------
                                      Name:
                                      Title:

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION
                                    as Master Servicer

                                    By:-------------------------
                                      Name:
                                      Title:

                                    FIRST UNION NATIONAL BANK
                                    as Trust Administrator

                                    By:-------------------------
                                      Name:
                                      Title:

Attest:
By:---------------------------
Name:-------------------------
Title:------------------------


                                    UNITED STATES TRUST COMPANY OF NEW YORK
                                    as Trustee

                                    By:-------------------------
                                      Name:
                                      Title:

                                    By:-------------------------
                                      Name:
                                      Title:

STATE OF NEW YORK       )
                           ss.:
COUNTY OF NEW YORK      )

     On this 30th day of September, 1997, before me, a notary public in and for the State of New York, personally Alan McKenney, known to me who, being by me duly sworn, did depose and say that he resides at McLean, Virginia; that he is a Assistant Vice President of Norwest Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public


[NOTARIAL SEAL]

STATE OF NEW YORK        )
                            ss.:
COUNTY OF NEW YORK       )

     On this 30th day of September, 1997, before me, a notary public in and for the State of New York, personally appeared Edward M. Frere, Jr., known to me who, being by me duly sworn, did depose and say that he resides at Frederick, Maryland; that he is a Vice President of Norwest Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public


[NOTARIAL SEAL]

STATE OF NORTH CAROLINA     )
                              ss.:
COUNTY OF                   )

     On this 30th day of September, 1997, before me, a notary public in and for the State of North Carolina, personally appeared -------------------, known to me who, being by me duly sworn, did depose and say that s/he resides at -----------------, North Carolina; that s/he is a -------------------- of First
Union National Bank of North Carolina, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public


[NOTARIAL SEAL]

STATE OF NORTH CAROLINA     )
                               ss.:
COUNTY OF                   )

     On this 30th day of September, 1997, before me, a notary public in and for the State of North Carolina, personally appeared ---------------------, known to me who, being by me duly sworn, did depose and say that he resides at ------------------, North Carolina; that he is a --------------------- of First
Union National Bank of North Carolina, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public


[NOTARIAL SEAL]

STATE OF NEW YORK        )
                           ss.:
COUNTY OF                )

     On this 30th day of September, 1997, before me, a notary public in and for the State of New York, personally appeared -------------------, known to me who, being by me duly sworn, did depose and say that s/he resides at ----------------, New York; that s/he is a -------------------- of United States
Trust Company of New York, a ------------------------, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public


[NOTARIAL SEAL]

STATE OF NEW YORK       )
                          ss.:
COUNTY OF               )

     On this 30th day of September, 1997, before me, a notary public in and for the State of New York, personally appeared -------------------, known to me who, being by me duly sworn, did depose and say that s/he resides at ----------------, New York; that s/he is a -------------------- of United States
Trust Company of New York, a ------------------------, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public


[NOTARIAL SEAL]

                                   SCHEDULE I

 Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates,
                                 Series 1997-14
                 Applicable Unscheduled Principal Receipt Period

                                        Full Unscheduled     Partial Unscheduled
Servicer                                Principal Receipts   Principal Receipts
--------                                ------------------   ------------------

Cimarron Mortgage Corp.                 Prior Month          Prior Month

Citicorp Mortgage, Inc.                 Prior Month          Prior Month

National City Mortgage Compeny          Prior Month          Prior Month

First Union Mortgage Corporation        Prior Month          Prior Month

First Bank National Association         Prior Month          Prior Month

Boeing Employees' Credit Union          Mid-Month            Prior Month

FT Mortgage Companies                   Mid-Month            Prior Month

The Huntington Mortgage Company         Prior Month          Prior Month

National City Mortgage Company          Prior Month          Prior Month

Norwest Mortgage, Inc. (Exhibit F-1)    Prior Month          Prior Month

Norwest Mortgage, Inc. (Exhibit F-2)    Mid-Month            Mid-Month

Suntrust Mortgage, Inc.                 Prior Month          Prior Month

                                   EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR
  REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS
   REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
        MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR
     VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED
               OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-14 CLASS A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date:   September 1, 1997

CUSIP No.:                        First Distribution Date:  October 27, 1997

Percentage Interest evidenced     Denomination:  $
by this Certificate: %



     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be 6.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator

                               By----------------------------
                                 Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
                       AN AUTHORIZED REPRESENTATIVE OF THE
  DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER,
    PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
     WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
                                    HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-14 CLASS A-2

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date:   September 1, 1997

CUSIP No.:                        First Distribution Date:  October 27, 1997

Percentage Interest evidenced     Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be 6.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator

                               By----------------------------
                                 Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                   EXHIBIT A-3
                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
                       AN AUTHORIZED REPRESENTATIVE OF THE
  DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER,
    PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
     WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
                                    HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-14 CLASS A-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date:   September 1, 1997

CUSIP No.:                            First Distribution Date:  October 27, 1997

Percentage Interest evidenced         Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-3 Certificates required to be distributed to Holders of Class A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date will be 6.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator

                               By----------------------------
                                 Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
                       AN AUTHORIZED REPRESENTATIVE OF THE
  DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER,
    PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
     WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
                                    HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-14 CLASS A-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE,THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date:   September 1, 1997

CUSIP No.:                        First Distribution Date:  October 27, 1997

Percentage Interest evidenced     Denomination:  $
by this Certificate: %



     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-4 Certificates required to be distributed to Holders of Class A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-4 Certificates applicable to each Distribution Date will be 6.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-4 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator

                               By----------------------------
                                 Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                   EXHIBIT A-5
                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-14 CLASS A-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   September 1, 1997

CUSIP No.:                           First Distribution Date:  October 27, 1997

Percentage Interest evidenced        Denomination:  $       (initial Class A-5
by this Certificate: %                                       Notional Amount)




     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-5 Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-5 Certificate required to be distributed to the Holder of the Class A-5 Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-5 Certificate is not entitled to distributions in respect of principal. Interest will accrue on the Class A-5 Certificate each month in an amount equal to the product of (i) 1/12th of 7.250% and (ii) the Class A-5 Notional Amount as of the related Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-5 Certificate, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on September 30, 1997, at an issue price of 22.80278% of the initial Class A-5 Notional Amount, including accrued interest, and a stated redemption price at maturity equal to all interest distributions hereon, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 250% SPA (as defined in the Prospectus Supplement dated September 25, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-R, Class A-LR, Class M, Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial Class A-5 Notional Amount is approximately 6.89147249%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 12.66%; and (iii) the amount of OID allocable to the short first accrual period (September 30, 1997 to October 25, 1997) as a percentage of the initial Class A-5 Notional Amount, calculated using the exact method, is approximately 0.20031476%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator

                               By----------------------------
                                 Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                   EXHIBIT A-6
                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR
                    ITS AGENT FOR REGISTRATION OF TRANSFER,
 EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF
                        CEDE & CO. OR SUCH OTHER NAME AS
  REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
   ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED
               OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-14 CLASS A-6

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   September 1, 1997

CUSIP No.:                           First Distribution Date:  October 27, 1997

Percentage Interest evidenced        Denomination:  $
by this Certificate: %




     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-6 Certificates required to be distributed to Holders of Class A-6 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-6 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-6 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator

                               By----------------------------
                                 Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator
By ------------------------
   Authorized Officer

                                   EXHIBIT A-7
                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
           REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST
            ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER,
    EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
                  THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS
  REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
   ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED
               OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-14 CLASS A-7

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   September 1, 1997

CUSIP No.:                           First Distribution Date:  October 27, 1997

Percentage Interest evidenced        Denomination:  $
by this Certificate: %



     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-7 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-7 Certificates required to be distributed to Holders of Class A-7 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-7 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-7 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator

                               By----------------------------
                                 Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                   EXHIBIT A-8
                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR
                   OR ITS AGENT FOR REGISTRATION OF TRANSFER,
 EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME
                       OF CEDE & CO. OR SUCH OTHER NAME AS
  REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
   ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED
               OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-14 CLASS A-8

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date:   September 1, 1997

CUSIP No.:                            First Distribution Date:  October 27, 1997

Percentage Interest evidenced         Denomination:  $
by this Certificate: %




     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-8 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-8 Certificates required to be distributed to Holders of Class A-8 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-8 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-8 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator

                               By----------------------------
                                 Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                   EXHIBIT A-9
                     [FORM OF FACE OF CLASS A-9 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
                       AN AUTHORIZED REPRESENTATIVE OF THE
  DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER,
    PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
     WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
                                    HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-14 CLASS A-9

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     UNTIL THE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY

Certificate No.                   Cut-Off Date:   September 1, 1997

CUSIP No.:                        First Distribution Date:  October 27, 1997

Percentage Interest evidenced     Denomination:  $
by this Certificate: %



     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-9 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-9 Certificates required to be distributed to Holders of Class A-9 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-9 Certificates applicable to each Distribution Date will be 7.250% per annum. Prior to the Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Class A Subclass Principal Balance of the Class A-9 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-9 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on September 30, 1997, at an issue price of 95.58403%, including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 250% SPA (as defined in the Prospectus Supplement dated September 25, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-R, Class A-LR, Class M, Class B-1 and Class B-2 Certificates) used to price this Certificate:(i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 129.54729331%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.67%; and (iii) the amount of OID allocable to the short first accrual period (September 30, 1997 to October 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.50871991%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator

                               By----------------------------
                                 Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                  EXHIBIT A-10
                    [FORM OF FACE OF CLASS A-10 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR
                   OR ITS AGENT FOR REGISTRATION OF TRANSFER,
 EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME
                       OF CEDE & CO. OR SUCH OTHER NAME AS
  REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
   ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED
               OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-14 CLASS A-10

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date:   September 1, 1997

CUSIP No.:                            First Distribution Date:  October 27, 1997

Percentage Interest evidenced         Denomination:  $
by this Certificate: %



     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-10 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-10 Certificates required to be distributed to Holders of Class A-10 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-10 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-10 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator

                               By----------------------------
                                 Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                  EXHIBIT A-11
                    [FORM OF FACE OF CLASS A-11 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR
                   OR ITS AGENT FOR REGISTRATION OF TRANSFER,
 EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME
                       OF CEDE & CO. OR SUCH OTHER NAME AS
  REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
   ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED
               OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-14 CLASS A-11

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   September 1, 1997

CUSIP No.:                         First Distribution Date:  October 27, 1997

Percentage Interest evidenced      Denomination:  $
by this Certificate: %



     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-11 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-11 Certificates required to be distributed to Holders of Class A-11 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-11 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-11 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator

                               By----------------------------
                                 Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                  EXHIBIT A-WIO
                    [FORM OF FACE OF CLASS A-WIO CERTIFICATE]


THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 1997-14 CLASS A-WIO

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

Certificate No.                     Cut-Off Date:   September 1, 1997

CUSIP No.:                          First Distribution Date:  October 27, 1997

Percentage Interest evidenced
by this Certificate:      %



     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-WIO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-WIO Certificates required to be distributed to Holders of Class A-WIO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-WIO Certificates will not be entitled to distributions in respect of principal. Interest will accrue on the Class A-WIO Certificates during each month in an amount equal to the product of (A) 1/12th of (i) the Weighted Average Net Mortgage Interest Rate of the Premium Mortgage Loans on the first day of such month minus (ii) 7.250% and (B) the Class A-WIO Notional Amount as of the related Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-WIO Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No transfer of a Class A-WIO Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of a Plan,
(a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and
(b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on September 30, 1997, at an issue price of 1.94273% of the initial Class A-WIO Notional Amount, including accrued interest, and a stated redemption price at maturity equal to all interest distributions hereon, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming (a) that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 250% SPA (as defined in the Prospectus Supplement dated September 25, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-R, Class A-LR, Class M, Class B-1 and Class B-2 Certificates) used to price this Certificate and (b) that the Pass-Through Rate on this Certificate changes in accordance with the Prepayment Assumption: (i) the amount of OID as a percentage of the initial Class A-WIO Notional Amount is approximately 1.29905508%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 11.94%; and (iii) the amount of OID allocable to the short first accrual period (September 30, 1997 to October 25, 1997) as a percentage of the initial Class A-WIO Notional Amount, calculated using the exact method, is approximately 0.01610168%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator

                               By----------------------------
                                 Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator
By ------------------------
   Authorized Officer

                                  EXHIBIT A-PO
                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 1997-14, CLASS A-PO

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date:   September 1, 1997

CUSIP No.:                            First Distribution Date:  October 27, 1997

Percentage Interest evidenced         Denomination:  $
by this Certificate: %



     THIS CERTIFIES THAT ---------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-PO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), United States Trust Company of New York, as trustee (the "Trustee"), and First Union National Bank, as trust administrator (the "Trust Administrator"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A-PO
Distribution Amount required to be distributed to Holders of Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-PO Certificates will not be entitled to distributions in respect of interest.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No transfer of a Class A-PO Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of a Plan,
(a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and
(b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on September 30, 1997, at an issue price of 59.31250% and a stated redemption price at maturity equal to its initial principal balance, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 250% SPA (as defined in the Prospectus Supplement dated September 25, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-R, Class A-LR, Class M, Class B-1 and Class B-2 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 40.67850000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 9.38%; and
(iii) the amount of OID allocable to the short first accrual period (September 30, 1997 to October 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.38618679%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator

                               By----------------------------
                                 Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator
By ------------------------
   Authorized Officer

                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUST ADMINISTRATOR TO THE EFFECT THAT, AMONG OTHER THINGS,
IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN
SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE UPPER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE UPPER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-14, CLASS A-R


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   September 1, 1997

CUSIP No.:                           First Distribution Date:  October 27, 1997

Percentage Interest evidenced        Denomination:  $100.00
by this Certificate: 100%



     THIS CERTIFIES THAT -------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-R Certificate required to be distributed to the Holders of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates will not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator


                               By----------------------------
                                 Authorized Officer

Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                  EXHIBIT A-LR
                    [Form of Face of Class A-LR Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUST ADMINISTRATOR TO THE EFFECT THAT, AMONG OTHER THINGS,
IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN
SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-LR CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE LOWER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE LOWER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 1997-14, CLASS A-LR


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   September 1, 1997

CUSIP No.:                          First Distribution Date:  October 27, 1997

Percentage Interest evidenced       Denomination:  $100.00
by this Certificate: 100%



     THIS CERTIFIES THAT -------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-LR Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-LR Certificate required to be distributed to the Holders of the Class A-LR Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates will not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-LR Certificate applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-LR Certificate, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator


                               By----------------------------
                                 Authorized Officer

Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS M CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-14, CLASS B-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date:   September 1, 1997

CUSIP No.:                            First Distribution Date:  October 27, 1997

Percentage Interest evidenced         Denomination:  $
by this Certificate: %



     THIS CERTIFIES THAT ---------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and the Class M Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No  transfer  of a Class B-1  Certificate  will be made  unless  the Holder hereof desiring to make any such transfer shall deliver to the Trust Administrator (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator

                               By----------------------------
                                 Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator


By ------------------------
   Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS   CERTIFICATE  IS   SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS  A
CERTIFICATES, THE CLASS M CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-14, CLASS B-2

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date:   September 1, 1997

CUSIP No.:                        First Distribution Date:  October 27, 1997

Percentage Interest evidenced     Denomination:  $
by this Certificate: %



     THIS CERTIFIES THAT ---------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No  transfer  of a Class B-2  Certificate  will be made  unless  the Holder hereof desiring to make any such transfer shall deliver to the Trust Administrator (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator

                               By----------------------------
                                 Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator


By ------------------------
   Authorized Officer

                                   EXHIBIT B-3
                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-14, CLASS B-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   September 1, 1997

CUSIP No.:                           First Distribution Date:  October 27, 1997

Percentage Interest evidenced        Denomination:  $
by this Certificate: %



     THIS CERTIFIES THAT ---------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No transfer of a Class B-3 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on September 30, 1997, and based on its issue price of 82.58403%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus five days of interest at the Pass-Through Rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 250% SPA (as defined in the Prospectus Supplement dated September 25, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-R, Class A-LR, Class M, Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 17.51666667%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 10.00%; and (iii) the amount of OID allocable to the short first accrual period (September 30, 1997 to October 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.06959319%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator

                               By----------------------------
                                 Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator


By ------------------------
   Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-14, CLASS B-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date:   September 1, 1997

CUSIP No.:                            First Distribution Date:  October 27, 1997

Percentage Interest evidenced         Denomination:  $
by this Certificate: %



     THIS CERTIFIES THAT ---------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on September 30, 1997, and based on its issue price of 57.08403%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus five days of interest at the Pass-Through Rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 250% SPA (as defined in the Prospectus Supplement dated September 25, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-R, Class A-LR, Class M, Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 43.01666667%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 16.06%; and (iii) the amount of OID allocable to the short first accrual period (September 30, 1997 to October 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.13252896%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator

                               By----------------------------
                                 Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator


By ------------------------
   Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-14, CLASS B-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date:   September 1, 1997

CUSIP No.:                            First Distribution Date:  October 27, 1997

Percentage Interest evidenced         Denomination:  $
by this Certificate: %





     THIS CERTIFIES THAT ---------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on September 30, 1997, and based on its issue price of 34.58403%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus five days of interest at the Pass-Through Rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 250% SPA (as defined in the Prospectus Supplement dated September 25, 1997 with respect to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-R, Class A-LR, Class M, Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 65.51666667%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 26.64%; and (iii) the amount of OID allocable to the short first accrual period (September 30, 1997 to October 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.13505487%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator

                               By----------------------------
                                 Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator


By ------------------------
   Authorized Officer

                                    EXHIBIT C

                      [Form of Face of Class M Certificate]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-14, CLASS M


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   September 1, 1997

CUSIP No.:                           First Distribution Date:  October 27, 1997

Percentage Interest evidenced        Denomination:  $
by this Certificate: %




     THIS CERTIFIES THAT ------------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class M Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of September 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class M Distribution Amount required to be distributed to Holders of Class M Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The Class M Pass-Through Rate applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class M Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No transfer of a Class M Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trust Administrator (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, or is acting on behalf of or using the assets of a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:

                               First Union National Bank,
                               Trust Administrator

                               By----------------------------
                                 Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator


By ------------------------
   Authorized Officer

                                    EXHIBIT D


                [Form of Reverse of Series 1997-14 Certificates]


                      NORWEST ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1997-14

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes and Subclasses designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trust Administrator, such advances are reimbursable to such Servicer, the Master Servicer or the Trust Administrator to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

     As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trust Administrator, as applicable, of advances made by such Servicer, the Master Servicer or the Trust Administrator.

     The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer, the Trust Administrator, and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class or Subclass of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trust Administrator, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Seller, the Master Servicer, the Trust Administrator, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trust Administrator, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trust Administrator, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trust Administrator on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ---------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the  beneficial   interest   evidenced  by  the  within  Mortgage   Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class or Subclass, to the above named assignee and deliver such Certificate to the following address:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Social Security or other Identifying Number of Assignee:

--------------------------------------------------------------------------------


Dated:

                                     -----------------------------------
                                     Signature by or on behalf of assignor

                                     -----------------------------------
                                     Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to --------------------------------------------- for the account of  -----------------------------------------------  account  number
-------------, or, if mailed by check, to  ------------------------------------.
Applicable statements should be mailed to --------------------------------------
--------------------------------------------------.

     This information is provided by ----------------------, the assignee named above, or -----------------------------------, as its agent.

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

     THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of -------------, by and among FIRST UNION NATIONAL BANK, not individually, but solely as Trust Administrator (including its successors under the Pooling and Servicing Agreement defined below, the "Trust Administrator"), NORWEST ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and --------------------------- (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                         W I T N E S S E T H   T H A T

     WHEREAS, the Seller, the Master Servicer, the Trust Administrator and United States Trust Company of New York, as trustee, have entered into a Pooling and Servicing Agreement dated as of September 30, 1997 relating to the issuance of Mortgage Pass-Through Certificates, Series 1997-14 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

     WHEREAS, the Custodian has agreed to act as agent for the Trust Administrator for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trust Administrator, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

     Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

     Section 2.1. Custodian to Act as Agent; Acceptance of Custodial Files. The Custodian, as the duly appointed agent of the Trust Administrator for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trust Administrator subsequent to the date hereof (the "Custodial Files") as agent for the Trust Administrator, in trust, for the use and benefit of all present and future Certificateholders.

     Section 2.2. Recordation of Assignments. If any Custodial File includes one or more assignments to the Trust Administrator of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

     Section 2.3. Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of
Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trust Administrator.

     Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Master Servicer and the Trust Administrator.

     Section 2.5. Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

     From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

     Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            Concerning the Custodian

     Section 3.1. Custodian a Bailee and Agent of the Trust Administrator. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trust Administrator, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

     Section 3.2. Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

     Section  3.3.  Custodian  May  Own  Certificates.   The  Custodian  in  its
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

     Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

     Section 3.5. Custodian May Resign; Trust Administrator May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trust Administrator shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trust Administrator shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

     The Trust Administrator may remove the Custodian at any time. In such event, the Trust Administrator shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

     Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trust Administrator shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trust Administrator without the prior approval of the Seller and the Master Servicer.

     Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                   ARTICLE IV

                            Miscellaneous Provisions

     Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

     Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trust Administrator shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trust Administrator shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

     Section 4.3. Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

     Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trust Administrator, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.


     IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                  FIRST UNION NATIONAL BANK

230 South Tryon Street                    By:-----------------------
Charlotte, North Carolina,  28288         Name:-----------------------
                                          Title:-----------------------



Address:                                  NORWEST ASSET SECURITIES
                                          CORPORATION
7485 New Horizon Way
Frederick, Maryland  21703                By:-----------------------
                                          Name:-----------------------
                                          Title:-----------------------



Address:                                  NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION
7485 New Horizon Way
Frederick, Maryland  21703                By:-----------------------
                                          Name:-----------------------
                                          Title:-----------------------


Address:                                  [CUSTODIAN]

                                          By:-----------------------
                                          Name:-----------------------
                                          Title:-----------------------





STATE OF         )
                 :  ss.:
COUNTY OF        )

     On this ---- day of ---------, 19--, before me, a notary public in and for the State of ------------, personally appeared ---------------, known to me who, being by me duly sworn, did depose and say that he resides at --------------------------; that he is the ---------- of Norwest Asset
Securities Corporation a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                             -----------------------
                                                  Notary Public



[NOTARIAL SEAL]



STATE OF              )
                      :  ss.:
COUNTY OF             )

     On this ---- day of ---------, 19--, before me, a notary public in and for the State of ------------, personally appeared ---------------, known to me who, being by me duly sworn, did depose and say that he resides at --------------------------; that he is the ---------- of Norwest Bank Minnesota,
National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                         -----------------------
                                               Notary Public



[NOTARIAL SEAL]



STATE OF              )
                      :  ss.:
COUNTY OF             )

     On this --- day of --------, 19--, before me, a notary public in and for the State of ------------, personally appeared ---------- ---------, known to me who, being by me duly sworn, did depose and say that he resides at --------------------------; that he is the -------------------- of First Union
National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.


                                   -----------------------
                                         Notary Public




[NOTARIAL SEAL]





STATE OF                )
                        :  ss.:
COUNTY OF               )

     On this ---- day of --------, 19 , before me, a notary public in and for the State of ----------, personally appeared ---------- ----------, known to me who, being by me duly sworn, did depose and say that he resides at
--------------------------;   that   he  is   the   -----------------------   of
----------------------,  a  -------------------------,  one of the parties  that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.


                                     -----------------------
                                          Notary Public

 [NOTARIAL SEAL]

                                   EXHIBIT F-1

            [Schedule of Mortgage Loans Serviced by Norwest Mortgage
                 from locations other than Frederick, Maryland]

NASCOR
NMI / 1997-14  Exhibit F-1
20 & 30 YEAR FIXED RATE NON-RELOCATION LOANS




                                                                     NET                                         CUT-OFF
MORTGAGE                                              MORTGAGE    MORTGAGE     CURRENT   ORIGINAL  SCHEDULED       DATE
 LOAN                                   ZIP  PROPERTY INTEREST    INTEREST     MONTHLY    TERM TO  MATURITY     PRINCIPAL
NUMBER            CITY           STATE  CODE  TYPE      RATE        RATE       PAYMENT   MATURITY    DATE        BALANCE
------            ----           -----  ----  ----      ----        ----       -------   --------    ----        -------
2139994 COLORADO SPRINGS         CO     80904  SFD      8.250       7.984     $4,845.67     360    1-Jun-27   $ 643,757.62
2147071 CLIO                     CA     96106  SFD      8.500       8.234     $2,229.85     360    1-May-27   $ 289,289.77
2170749 WAUCONDA                 IL     60084  SFD      8.375       8.109     $1,915.38     360    1-Jun-27   $ 251,526.83
3515972 LLANO MESA               NM     87575  SFD      8.000       7.734     $1,834.41     360    1-Apr-27   $ 249,150.03
6064415 SALEM                    OR     97306  SFD      8.500       8.234     $2,872.66     360    1-Jul-27   $ 373,145.74
6073249 CROSS RIVER              NY     10606  SFD      8.000       7.734     $3,404.67     360    1-Jul-27   $ 463,375.25
6090614 MEDIA                    PA     19063  SFD      8.125       7.859     $1,930.49     360    1-Jun-27   $ 259,486.33
6133882 ORANGE                   CA     92867  SFD      7.875       7.609     $2,725.54     360    1-Apr-27   $ 374,589.44
6159477 WOODBURY                 MN     55125  SFD      7.625       7.359     $3,193.98     360    1-Sep-27   $ 451,258.00
6176368 VIENNA                   VA     22120  SFD      7.500       7.234     $2,287.83     360    1-Jun-27   $ 326,466.95
6176865 AUSTIN                   TX     78735  SFD      8.375       8.109     $4,803.66     360    1-May-27   $ 630,107.95
6177754 OCEAN CITY               NJ     08226  PUD      8.500       8.234     $2,460.52     360    1-Jul-27   $ 319,610.92
6187290 BETHESDA                 MD     20816  SFD      7.875       7.609     $2,314.42     360    1-Jul-27   $ 318,759.22
6188329 LOWER MERION TWP         PA     19010  SFD      8.250       7.984     $3,756.33     360    1-Aug-27   $ 499,681.17
6193311 ANAHEIM                  CA     92808  SFD      8.250       7.984     $2,247.79     360    1-Jul-27   $ 298,817.11
6196972 LONG BEACH               NJ     08008  SFD      8.000       7.734     $1,890.18     360    1-May-27   $ 256,887.73
6232462 HOUSTON                  TX     77024  SFD      8.000       7.734     $3,257.91     360    1-Jun-27   $ 443,100.29
6255622 MISSOURI CITY            TX     77459  SFD      7.875       7.609     $2,523.46     360    1-May-27   $ 347,062.48
6255942 HIGHLAND VILLAGE         TX     75067  SFD      8.500       8.234     $1,716.52     360    1-Jun-27   $ 222,813.22
6260084 TEMPE                    AZ     85284  SFD      8.000       7.734     $1,981.16     360    1-Jun-27   $ 269,452.89
6261277 COLLIERVILLE             TN     38017  SFD      7.375       7.109     $2,333.48     360    1-Jun-27   $ 337,079.01
6270979 SAVAGE                   MN     55378  SFD      8.125       7.859     $3,266.99     360    1-Aug-27   $ 439,712.18
6271395 WASHINGTON TWP           NJ     07853  SFD      8.375       8.109     $2,265.02     360    1-Jul-27   $ 297,628.25
6273801 SAN JOSE                 CA     95138  SFD      7.875       7.609     $3,731.93     360    1-Aug-27   $ 514,345.79
6273845 GROSSE POINTE PK         MI     48230  SFD      8.000       7.734     $1,526.23     360    1-Aug-27   $ 207,860.44
6274292 FALLBROOK                CA     92028  SFD      8.250       7.984     $3,485.88     360    1-Jul-27   $ 462,406.21
6281284 BRYN MAWR                PA     19010  SFD      7.750       7.484     $4,463.25     360    1-Aug-27   $ 622,560.29
6282772 WEST BLOOMFIELD          MI     48323  SFD      8.375       8.109     $1,763.37     360    1-Jul-27   $ 231,710.59
6285041 BETHESDA                 MD     20814  SFD      7.750       7.484     $1,718.67     360    1-Jul-27   $ 239,560.27
6288375 UPPER HOLLAND            PA     19053  SFD      7.500       7.234     $2,398.31     360    1-Jul-27   $ 342,489.29
6288936 ALAMEDA                  CA     94592  SFD      8.000       7.734     $1,907.79     360    1-Jul-27   $ 259,649.92
6291340 MINNEAPOLIS              MN     55419  SFD      8.000       7.734     $1,655.37     360    1-Sep-27   $ 225,600.00
6293296 SAN MATEO                CA     94402  SFD      8.000       7.734     $1,614.28     360    1-Aug-27   $ 219,852.39
6294587 CONCORD                  MA     01742  SFD      8.625       8.359     $2,551.15     360    1-May-27   $ 327,115.57
6296829 SAN JOSE                 CA     95132  SFD      7.625       7.359     $1,804.87     360    1-Jul-27   $ 254,629.71
6297388 LAGUNA BEACH             CA     92677  SFD      7.750       7.484     $3,066.24     360    1-Aug-27   $ 427,697.93
6297636 SAN JOSE                 CA     95138  SFD      8.250       7.984     $2,253.80     360    1-Jun-27   $ 299,422.14
6301096 ALAMEDA                  CA     94502  SFD      7.750       7.484     $2,865.65     360    1-Jul-27   $ 399,433.54
6301611 BELLEVUE                 WA     98006  SFD      8.000       7.734     $2,242.38     360    1-Aug-27   $ 305,394.95
6303713 BLACKLICK                OH     43004  SFD      7.875       7.609     $1,904.39     360    1-Jun-27   $ 262,104.18
6304349 NORTH HAMPTON            NH     03862  SFD      8.125       7.859     $3,842.42     360    1-May-27   $ 516,132.13
6304681 GLEN RIDGE               NJ     07028  SFD      8.125       7.859     $1,856.24     360    1-Jul-27   $ 249,671.83
6305747 ASPEN                    CO     81611  PUD      8.250       7.984     $3,050.14     360    1-Jul-27   $ 405,480.44
6306120 SAN JOSE                 CA     95132  SFD      7.750       7.484     $2,406.79     360    1-Aug-27   $ 335,712.89
6307577 TRABUCO CANYON           CA     92679  SFD      8.625       8.359     $1,909.08     360    1-Jul-27   $ 245,159.14
6308383 CHICAGO                  IL     60614  LCO      8.125       7.859     $4,826.23     360    1-Jul-27   $ 649,146.74
6309458 FALLS CHURCH             VA     22046  SFD      7.750       7.484     $2,054.67     360    1-Jul-27   $ 286,393.85
6309702 TRABUCO CANYON           CA     92679  SFD      8.000       7.734     $1,632.26     360    1-Jun-27   $ 221,999.23
6311013 CHARLOTTE                NC     28277  SFD      7.750       7.484     $2,332.64     360    1-Aug-27   $ 325,370.19
6313473 HOPKINTON                MA     01748  SFD      8.250       7.984     $3,155.32     360    1-Jul-27   $ 419,462.52
6314591 LANCASTER                PA     17601  SFD      7.750       7.484     $3,152.21     360    1-Jul-27   $ 439,376.91
6314854 AUSTIN                   TX     78735  SFD      8.000       7.734     $3,087.68     360    1-Aug-27   $ 420,517.65
6319474 BILLINGS                 MT     59106  SFD      8.500       8.234     $2,934.17     360    1-May-27   $ 380,665.44
6321333 DANVILLE                 CA     94506  PUD      8.000       7.734     $2,524.15     360    1-Aug-27   $ 343,769.18
6322080 BENICIA                  CA     94510  SFD      7.500       7.234     $1,619.64     360    1-Sep-27   $ 231,637.00
6323849 RENO                     NV     89511  SFD      8.500       8.234     $1,906.91     360    1-May-27   $ 247,089.42
6324812 SEATTLE                  WA     98199  SFD      8.125       7.859     $1,971.33     360    1-Jul-27   $ 265,151.48
6325684 BLAIRSTOWN               NJ     07825  SFD      8.625       8.359      $272.23      360    1-Jul-27    $ 34,958.51
6325723 VIENNA                   VA     22182  SFD      7.750       7.484     $2,113.42     360    1-Jul-27   $ 294,582.23
6326482 NOTTINGHAM               PA     19362  SFD      7.875       7.609     $1,790.92     360    1-Jul-27   $ 246,658.92
6329019 GRAND JUNCTION           CO     81503  SFD      7.875       7.609     $2,285.42     360    1-Aug-27   $ 314,983.08
6336786 SAN FRANCISCO            CA     94118  SFD      7.750       7.484     $1,922.85     360    1-Aug-27   $ 268,210.57
6337988 COON RAPIDS              MN     55433  SFD      8.000       7.734     $1,643.63     360    1-Jul-27   $ 223,698.40
6338306 IRVING                   TX     75063  SFD      7.875       7.609     $2,668.26     360    1-Aug-27   $ 367,746.74
6339384 CLIFTON                  VA     22024  SFD      7.625       7.359     $1,755.33     360    1-Jul-27   $ 247,639.86
6341113 GREENWICH                CT     06878  SFD      8.000       7.734     $7,337.65     360    1-Aug-27   $ 999,329.02
6341532 SAN DIEGO                CA     92130  SFD      7.375       7.109     $2,238.13     360    1-Jun-27   $ 323,305.73
6342354 SALEM                    OR     97301  SFD      8.375       8.109     $2,280.22     360    1-Jul-27   $ 299,625.76
6343423 BETHESDA                 MD     20816  SFD      7.875       7.609     $3,509.34     360    1-Aug-27   $ 483,666.91
6343561 FREMONT                  CA     94536  SFD      7.750       7.484     $2,587.32     360    1-Sep-27   $ 361,150.00
6343900 REDMOND                  WA     98052  SFD      8.375       8.109     $2,351.36     360    1-Jul-27   $ 308,974.09
6345325 SAN JOSE                 CA     95135  SFD      7.875       7.609     $3,147.89     360    1-Aug-27   $ 433,851.22
6347416 BEVERLY                  MA     01915  SFD      8.500       8.234     $1,881.15     360    1-Jul-27   $ 244,151.11
6347451 AVON                     CO     81632  SFD      8.000       7.734     $5,503.23     360    1-Aug-27   $ 749,496.77
6348204 CAMARILLO                CA     93012  SFD      7.875       7.609     $1,740.17     360    1-Aug-27   $ 239,717.17
6351937 BETHESDA                 MD     20817  SFD      7.750       7.484     $1,791.03     360    1-Jul-27   $ 249,465.03
6352930 PARKER                   CO     80134  SFD      8.000       7.734     $2,030.69     360    1-Jul-27   $ 276,377.38
6354317 IRVINE                   CA     92604  SFD      8.000       7.734     $1,783.05     360    1-Jul-27   $ 242,672.81
6356280 BETHESDA                 MD     20814  PUD      8.000       7.734      $962.70      360    1-Jul-27   $ 130,974.89
6356688 SALT LAKE CITY           UT     84124  SFD      8.250       7.984     $2,374.00     360    1-Jul-27   $ 315,595.61
6356969 FAYETTEVILLE             GA     30215  SFD      8.125       7.859     $1,930.49     360    1-Jun-27   $ 259,284.97
6357326 INTERLAKEN               NJ     07712  SFD      7.875       7.609      $989.72      360    1-Jul-27   $ 136,211.50
6358762 WHITE BEAR LAKE          MN     55110  SFD      7.875       7.609     $1,812.67     360    1-Aug-27   $ 249,827.96
6362241 FISHERS                  IN     46038  SFD      8.250       7.984     $1,712.89     360    1-Jul-27   $ 227,708.22
6362351 HONOLULU                 HI     96825  SFD      8.000       7.734     $3,404.67     360    1-Jul-27   $ 463,375.25
6362944 BRAWLEY                  CA     92227  SFD      8.500       8.234     $1,153.37     360    1-Jul-27   $ 149,817.62
6363015 CASTLE ROCK              CO     80104  SFD      8.000       7.734     $1,961.24     360    1-Aug-27   $ 267,105.66
6363596 CARY                     NC     27511  SFD      8.000       7.734     $1,628.41     360    1-Jul-27   $ 221,627.20
6364003 LUBBOCK                  TX     79424  PUD      8.750       8.484     $1,868.41     360    1-Jul-27   $ 237,225.72
6364887 MCLEAN                   VA     22102  PUD      7.750       7.484     $2,195.80     360    1-Aug-27   $ 306,283.68
6365123 SCOTTSDALE               AZ     85259  SFD      7.875       7.609     $1,740.17     360    1-Jul-27   $ 239,668.58
6368281 WASHINGTON               DC     20015  SFD      8.125       7.859     $2,898.71     360    1-Aug-27   $ 390,144.62
6368604 LAGUNA BEACH             CA     92651  SFD      8.125       7.859     $6,942.35     360    1-Jul-27   $ 933,772.62
6369521 DANVILLE                 CA     94526  SFD      8.250       7.984     $1,953.29     360    1-Aug-27   $ 259,834.21
6370135 DECATUR                  GA     30030  SFD      7.750       7.484     $1,765.96     360    1-Sep-27   $ 246,500.00
6370369 ISSAQUAH                 WA     98027  SFD      8.375       8.109     $1,710.16     360    1-Jul-27   $ 224,719.33
6370873 ANAHEIM                  CA     92808  SFD      8.250       7.984     $1,772.99     360    1-Jul-27   $ 235,697.99
6371029 OMAHA                    NE     68118  SFD      8.125       7.859     $1,960.19     360    1-Jul-27   $ 263,653.45
6371374 ESTES PARK               CO     80517  SFD      7.750       7.484     $1,576.11     360    1-Aug-27   $ 219,844.72
6371604 NORTHBOROUGH             MA     01532  SFD      8.000       7.734     $1,695.00     360    1-Jul-27   $ 230,688.97
6371685 AUSTIN                   TX     78731  SFD      8.250       7.984     $2,253.80     360    1-Jun-27   $ 299,422.14
6372575 NORTHVILLE               MI     48167  SFD      7.375       7.109     $1,726.69     360    1-Jul-27   $ 249,618.37
6372845 SAN JOSE                 CA     95132  SFD      7.750       7.484     $1,991.63     360    1-Aug-27   $ 277,803.79
6374950 MEDFORD                  OR     97504  SFD      7.625       7.359     $3,397.41     360    1-Aug-27   $ 479,652.59
6375098 ELIZABETH                CO     80107  SFD      7.875       7.609     $1,664.18     360    1-Sep-27   $ 229,520.00
6375496 MONTCLAIR                NJ     07042  SFD      8.625       8.359     $2,333.37     360    1-Aug-27   $ 299,822.88
6376133 ST PAUL                  MN     55105  SFD      8.000       7.734     $1,357.46     360    1-Aug-27   $ 184,875.87
6378513 INVER GROVE HEIGH        MN     55077  SFD      8.000       7.734     $1,834.41     360    1-Jul-27   $ 249,662.80
6378827 COLLEYVILLE              TX     76034  SFD      8.250       7.984     $1,361.30     360    1-Aug-27   $ 181,084.45
6379151 AVALON                   NJ     08202  SFD      8.375       8.109     $2,620.73     360    1-Sep-27   $ 344,800.00
6379644 DENVILLE                 NJ     07834  SFD      7.375       7.109     $3,315.24     360    1-Aug-27   $ 479,634.76
6379825 ALPHARETTA               GA     30201  SFD      7.875       7.609     $3,625.35     360    1-Aug-27   $ 499,655.90
6381049 BEND                     OR     97701  SFD      8.250       7.984     $1,663.91     360    1-Aug-27   $ 221,338.77
6383024 CLOSTER                  NJ     07624  SFD      7.500       7.234     $1,468.35     360    1-Jul-27   $ 209,687.33
6383226 REDONDO BEACH            CA     90277  SFD      7.750       7.484     $2,888.57     360    1-Aug-27   $ 402,915.43
6383433 CAMARILLO                CA     93012  SFD      7.500       7.234     $1,744.89     360    1-Sep-27   $ 249,550.00
6383519 ANKENY                   IA     50021  SFD      8.375       8.109     $1,900.18     360    1-Aug-27   $ 249,844.61
6383981 BOXFORD                  MA     01921  SFD      7.750       7.484     $2,206.55     360    1-Jul-27   $ 307,563.83
6385284 COLORADO SPRINGS         CO     80919  SFD      8.125       7.859     $1,930.49     360    1-Aug-27   $ 259,829.93
6386105 MISSION VIEJO            CA     92691  SFD      7.875       7.609     $1,656.06     360    1-Jul-27   $ 227,983.95
6387635 OAKDALE                  CA     95361  SFD      7.750       7.484     $1,576.11     360    1-Sep-27   $ 220,000.00
6388017 SCOTTSDALE               AZ     85251  SFD      7.875       7.609      $927.51      360    1-Aug-27   $ 127,831.97
6389132 PLYMOUTH                 MN     55442  SFD      8.000       7.734     $1,902.28     360    1-Sep-27   $ 259,250.00
6389460 MINNETONKA               MN     55305  SFD      8.000       7.734     $2,935.06     360    1-Jul-27   $ 399,461.43
6390138 COLORADO SPRINGS         CO     80906  SFD      8.250       7.984     $2,451.20     360    1-Jul-27   $ 325,857.45
6390225 SAN DIEGO                CA     92128  SFD      7.875       7.609     $3,262.81     360    1-Aug-27   $ 449,690.32
6390296 IRWIN                    PA     15642  SFD      8.125       7.859     $1,692.89     360    1-Jul-27   $ 227,700.71
6391363 SUPERIOR                 CO     80027  SFD      7.500       7.234     $2,433.27     360    1-Aug-27   $ 347,741.73
6391581 NEW SMYRNA BCH           FL     32169  HCO      8.250       7.984     $3,155.32     360    1-Aug-27   $ 419,732.18
6392248 MINNEAPOLIS              MN     55416  SFD      7.875       7.609     $2,610.25     360    1-Aug-27   $ 359,752.25
6392475 MINNEAPOLIS              MN     55410  SFD      8.250       7.984     $1,878.17     360    1-Jul-27   $ 249,680.06
6393200 INVER GROVE HGTS         MN     55077  SFD      8.125       7.859     $1,748.95     360    1-Aug-27   $ 235,395.92
6393367 CHARLOTTE                NC     28277  SFD      8.000       7.734     $1,650.97     360    1-Aug-27   $ 224,849.03
6393531 ALISO VIEJO AREA         CA     92656  SFD      7.500       7.234     $1,789.99     360    1-Jul-27   $ 255,598.75
6394420 LAWRENCE                 NJ     08648  LCO      8.000       7.734      $271.49      360    1-Aug-27    $ 36,975.18
6395322 ENGLEWOOD                CO     80111  SFD      7.625       7.359     $2,477.28     360    1-Aug-27   $ 349,746.68
6396491 SPRINGBORO               OH     45066  SFD      8.250       7.984     $1,859.38     360    1-Aug-27   $ 247,342.18
6396690 MINOT                    ND     58701  SFD      8.125       7.859     $2,024.42     360    1-Aug-27   $ 272,471.65
6397101 EDINA                    MN     55436  SFD      8.125       7.859     $1,764.17     360    1-Aug-27   $ 237,444.58
6398219 LOS ANGELES              CA     90027  SFD      7.500       7.234     $2,008.14     360    1-Aug-27   $ 286,986.86
6399079 SOLOMONS                 MD     20688  SFD      7.625       7.359     $2,001.31     360    1-Aug-27   $ 282,549.36
6399156 SOMERVILLE               NJ     08876  LCO      8.500       8.234      $648.19      360    1-Aug-27    $ 84,248.93
6399276 PHOENIX                  AZ     85016  SFD      8.375       8.109     $2,350.90     360    1-Jul-27   $ 308,914.17
6400650 WOODINVILLE              WA     98072  SFD      8.125       7.859     $2,288.23     360    1-Aug-27   $ 307,978.41
6401302 THOUSAND OAKS            CA     91320  SFD      8.125       7.859     $1,847.70     360    1-Jul-27   $ 248,523.34
6401688 CASTRO VALLEY            CA     94552  SFD      7.875       7.609     $2,186.81     360    1-Aug-27   $ 301,392.44
6402933 SACKETS HARBOR           NY     13685  SFD      8.375       8.109     $1,276.92     360    1-Aug-27   $ 167,895.58
6403250 EGG HARBOR TWP           NJ     08234  SFD      7.625       7.359     $2,123.38     360    1-Jul-27   $ 299,564.36
6403771 WOODBURY                 MN     55125  SFD      8.000       7.734     $1,783.05     360    1-Aug-27   $ 242,836.95
6404030 CARY                     IL     60013  SFD      7.750       7.484     $1,874.14     360    1-Aug-27   $ 260,415.36
6404551 DELAFIELD                WI     53108  SFD      8.250       7.984     $3,192.88     360    1-Aug-27   $ 424,729.00
6405626 DENVER                   CO     80220  SFD      7.750       7.484     $2,771.80     360    1-Aug-27   $ 386,626.93
6406471 COTO DE CAZA             CA     92679  SFD      7.875       7.609     $1,892.79     360    1-Jul-27   $ 260,689.52
6406592 ALPINE                   CA     91901  SFD      7.750       7.484     $1,862.67     360    1-Aug-27   $ 259,816.50
6406768 BOULDER                  CO     80301  SFD      7.875       7.609     $2,059.20     360    1-Jul-27   $ 283,607.82
6406915 OCEAN CITY               NJ     08226  LCO      8.250       7.984     $1,803.04     360    1-Jul-27   $ 239,449.28
6407132 CRANFORD                 NJ     07016  SFD      7.875       7.609     $1,812.67     360    1-Sep-27   $ 250,000.00
6407466 ARLINGTON                VA     22207  SFD      7.500       7.234     $1,817.96     360    1-Aug-27   $ 259,807.04
6407756 SANTA CRUZ               CA     95062  SFD      8.125       7.859      $742.50      360    1-Aug-27    $ 99,934.58
6408459 RENO                     NV     89511  SFD      7.875       7.609     $2,428.98     360    1-Aug-27   $ 334,769.46
6408608 SIOUX FALLS              SD     57105  SFD      8.375       8.109     $2,094.00     360    1-Jul-27   $ 275,156.33
6408639 DELLWOOD                 MN     55110  SFD      7.875       7.609     $2,001.19     360    1-Jul-27   $ 275,611.09
6408901 BOULDER                  CO     80302  SFD      7.875       7.609     $2,378.23     360    1-Aug-27   $ 327,774.27
6409525 HOUSTON                  TX     77024  SFD      7.625       7.359     $2,472.78     360    1-Jul-27   $ 348,857.68
6410402 WHITE BEAR LAKE          MN     55110  SFD      7.875       7.609     $2,621.85     360    1-Aug-27   $ 361,351.15
6410687 HORSESHOE BAY            TX     78657  PUD      8.500       8.234     $1,845.39     360    1-Aug-27   $ 239,854.61
6412704 SAN JOSE                 CA     95136  SFD      7.875       7.609     $1,571.95     360    1-Aug-27   $ 216,650.80
6412973 ROWLAND HEIGHTS          CA     91748  PUD      7.875       7.609     $2,869.10     360    1-Aug-27   $ 395,427.68
6413149 UPPER MONTCLAIR          NJ     07043  SFD      8.500       8.234     $2,383.63     360    1-Jul-27   $ 309,623.07
6414869 SANTA CLARITA            CA     91351  SFD      8.000       7.734     $1,632.63     360    1-Jul-27   $ 222,200.41
6416684 EVANSTON                 IL     60201  SFD      8.000       7.734     $1,830.01     360    1-Aug-27   $ 249,232.66
6418759 BENICIA                  CA     94510  SFD      7.875       7.609     $2,075.15     360    1-Aug-27   $ 285,982.27
6419005 WILLIAMS                 AZ     86046  SFD      8.125       7.859      $389.81      360    1-Aug-27    $ 52,441.10
6420998 OXNARD                   CA     93035  SFD      8.000       7.734     $2,729.60     360    1-Aug-27   $ 371,750.40
6421181 SEATTLE                  WA     98112  SFD      8.000       7.734     $3,169.86     360    1-Sep-27   $ 431,200.00
6421478 MEDICINE LAKE            MN     55441  SFD      7.875       7.609     $2,447.11     360    1-Aug-27   $ 337,267.73
6422437 LITTLETON                CO     80127  PUD      7.625       7.359     $2,477.28     360    1-Aug-27   $ 349,746.68
6422833 MERCER ISLAND            WA     98040  SFD      7.375       7.109     $2,072.03     360    1-Sep-27   $ 300,000.00
6423183 SANTA MARIA              CA     93455  SFD      7.750       7.484     $1,897.06     360    1-Aug-27   $ 264,613.11
6423834 FT WAYNE                 IN     46804  SFD      8.000       7.734     $1,645.10     360    1-Aug-27   $ 224,049.57
6424615 MIDDLETOWN               NJ     07738  SFD      8.375       8.109      $760.07      360    1-Sep-27   $ 100,000.00
6424750 BELLEVUE                 WA     98004  LCO      7.750       7.484     $1,689.30     360    1-Sep-27   $ 235,800.00
6424992 BURR RIDGE               IL     60521  SFD      8.250       7.984     $3,005.07     360    1-Aug-27   $ 399,744.93
6425598 EDEN PRAIRIE             MN     55346  SFD      7.875       7.609     $1,647.36     360    1-Aug-27   $ 227,043.64
6426954 OMAHA                    NE     68154  PUD      8.000       7.734     $1,620.15     360    1-Aug-27   $ 220,137.31
6427958 RICHMOND                 TX     77469  SFD      7.625       7.359     $1,896.89     360    1-Aug-27   $ 267,806.03
6428004 RANCHO CUCAMONGA         CA     91730  SFD      8.375       8.109     $1,860.12     360    1-Aug-27   $ 244,577.89
6428310 PASO ROBLES              CA     93446  SFD      8.250       7.984     $2,787.20     360    1-Aug-27   $ 370,763.43
6428413 FORT COLLINS             CO     80525  SFD      7.750       7.484     $1,683.57     360    1-Sep-27   $ 235,000.00
6428885 EDEN PRAIRIE             MN     55344  SFD      7.750       7.484     $2,245.95     360    1-Aug-27   $ 313,278.74
6429122 HUNTINGTON BEACH         CA     92646  SFD      7.875       7.609     $2,153.46     360    1-Aug-27   $ 296,795.60
6434497 LAKE FOREST              IL     60045  SFD      8.000       7.734     $2,017.85     360    1-Aug-27   $ 274,815.48
6434596 MINNETONKA               MN     55343  SFD      7.750       7.484     $1,742.31     360    1-Aug-27   $ 243,028.36
6442208 PLYMOUTH                 MN     55447  SFD      7.875       7.609     $1,927.24     360    1-Aug-27   $ 265,617.07
6461645 MORGAN HILL              CA     95037  SFD      7.375       7.109     $1,623.09     360    1-Sep-27   $ 235,000.00
6992332 DENVER                   CO     80218  SFD      8.000       7.734     $7,337.65     360    1-Sep-26   $ 991,272.04
6992469 DENVER                   CO     80218  SFD      8.500       8.234     $3,306.33     360    1-Sep-26   $ 426,749.33
6993987 EAST GREENWICH           RI     02818  SFD      7.875       7.609     $1,812.67     360    1-Dec-26   $ 248,410.33
6995084 KIRKLAND                 WA     98033  SFD      7.875       7.609     $2,465.24     360    1-Jan-27   $ 338,084.51
6995381 CORONADO                 CA     92118  SFD      7.625       7.359     $2,202.65     360    1-Feb-27   $ 309,593.01
6995596 CORONADO                 CA     92118  HCO      8.000       7.734     $3,404.67     360    1-Feb-27   $ 461,673.19
6995855 CAVE CREEK               AZ     85331  SFD      7.875       7.609     $1,722.76     360    1-Feb-27   $ 196,038.04
6996211 PARK CITY                UT     84060  SFD      8.250       7.984    $11,269.00     360    1-Jan-27  $1,492,161.32
6996939 S SEASIDE PARK           NJ     08752  SFD      8.250       7.984     $2,253.80     360    1-Apr-27   $ 299,030.25
6997015 ST PAUL                  MN     55105  SFD      8.125       7.859     $1,826.55     360    1-Apr-27   $ 245,184.40
6997289 PLYMOUTH                 MN     55447  SFD      8.000       7.734     $1,435.24     360    1-Apr-27   $ 194,935.00
6997354 SOQUEL                   CA     95073  SFD      8.250       7.984     $4,603.76     360    1-Apr-27   $ 610,819.15
6997727 SEA ISLE CITY            NJ     08243  LCO      8.500       8.234     $1,297.93     360    1-May-27   $ 168,386.58
6997728 BURLINGAME               CA     94010  SFD      8.125       7.859     $2,858.61     360    1-May-27   $ 383,982.37
6997731 SAN FRANCISCO            CA     94121  SFD      8.500       8.234     $2,529.73     360    1-May-27   $ 328,194.23
6997733 BLOOMFIELD HILLS         MI     48301  SFD      8.250       7.984     $2,246.29     360    1-May-27   $ 298,229.44
6997737 ESCONDIDO                CA     92027  SFD      8.375       8.109     $1,949.59     360    1-May-27   $ 255,831.95
6998613 PALM COAST               FL     32137  SFD      8.750       8.484     $1,010.91     360    1-Feb-27   $ 127,971.03
6998718 SAN JOSE                 CA     95125  SFD      8.375       8.109     $1,878.90     360    1-May-27   $ 246,578.94
6998728 DENVER                   CO     80209  SFD      8.250       7.984     $2,253.80     360    1-May-27   $ 299,226.87
6998736 USAPPA ISLAND            FL     33924  PUD      7.750       7.484     $2,149.24     360    1-Jun-27   $ 299,360.67
6998739 OVERGAARD                AZ     85933  SFD      8.500       8.234     $2,645.06     360    1-Jun-27   $ 343,370.38
6998741 BLOOMINGTON              MN     55438  SFD      8.250       7.984     $1,909.72     360    1-Jun-27   $ 253,710.37
6998747 PETALUMA                 CA     94954  SFD      8.000       7.734     $1,529.17     360    1-Jul-27   $ 208,116.46
6998754 ANAHEIM                  CA     92808  SFD      8.250       7.984     $1,846.99     360    1-Jun-27   $ 245,376.45
6998755 SIMI VALLEY              CA     93065  SFD      8.000       7.734     $1,854.15     360    1-Jun-27   $ 252,177.95
6998760 MANDEVILLE               LA     70448  LCO      8.375       8.109     $1,675.96     360    1-Jun-27   $ 220,085.97
6998762 DETROIT                  MI     48221  SFD      8.750       8.484     $1,799.97     360    1-Jun-27   $ 228,402.18
6998818 LAS VEGAS                NV     89134  PUD      8.375       8.109     $2,660.25     360    1-Oct-26   $ 347,521.77
6998821 SYRACUSE                 NY     13209  SFD      8.000       7.734     $2,054.54     360    1-Jan-27   $ 278,461.47
6998834 GILROY                   CA     95020  SFD      8.375       8.109     $2,888.27     360    1-Jul-27   $ 379,525.98
6998835 UNIVERSITY PARK          TX     75205  SFD      8.375       8.109     $3,883.97     360    1-Jul-27   $ 510,362.55
6998836 DOWNINGTOWN              PA     19335  SFD      8.250       7.984     $2,501.72     360    1-Apr-27   $ 331,923.60
6998842 LIVERMORE                CA     94550  SFD      8.250       7.984     $2,154.26     360    1-Jul-27   $ 286,383.04
6998844 NASHVILLE                TN     37221  SFD      7.875       7.609     $1,993.94     360    1-Apr-27   $ 274,041.25
6998847 CHANHASSEN               MN     55317  SFD      8.125       7.859     $1,971.33     360    1-May-27   $ 264,798.22
6998848 FREEHOLD                 NJ     07728  SFD      8.375       8.109     $2,439.83     360    1-Jul-27   $ 320,599.57
6998853 CROSS RIVER              NY     10518  SFD      7.750       7.484     $4,126.53     360    1-Aug-27   $ 575,593.47
6998854 STEAMBOAT SPRINGS        CO     80477  SFD      8.250       7.984     $2,667.00     360    1-Aug-27   $ 354,773.63
6998860 WINNEMUCCA               NV     89446  SFD      8.500       8.234     $2,283.67     360    1-Aug-27   $ 296,820.08
6998869 BLAIRSTOWN               NJ     07825  SFD      8.750       8.484     $1,734.67     360    1-Jun-27   $ 219,859.80
6998870 TRABUCO CANYON  AREA     CA     92679  SFD      7.500       7.234     $1,823.55     360    1-Jul-27   $ 260,411.69
6998873 NISSEQUOGUE              NY     11780  SFD      8.500       8.234     $2,575.86     360    1-Jul-27   $ 334,592.68
6998876 FRANKLIN                 MA     02038  SFD      7.750       7.484     $1,805.36     360    1-Jul-27   $ 251,643.13
6998881 TUSTIN                   CA     92782  PUD      7.625       7.359     $1,896.89     360    1-Aug-27   $ 267,806.03
6998882 IJAMSVILLE               MD     21754  SFD      8.500       8.234     $1,893.45     360    1-Jul-27   $ 245,950.58
6998884 WESTMINSTER              CO     80020  PUD      8.125       7.859     $1,760.46     360    1-Aug-27   $ 236,944.90
6998889 MINNETONKA               MN     55305  SFD      7.500       7.234     $3,496.07     360    1-Sep-27   $ 500,000.00
6998904 CARSON CITY              NV     89704  SFD      8.125       7.859     $2,494.79     360    1-Jul-27   $ 335,558.93
6998905 ORLANDO                  FL     32836  SFD      7.750       7.484     $1,879.58     360    1-Aug-27   $ 262,174.83
6998908 BERNARDS TWP             NJ     07920  SFD      8.000       7.734     $1,796.99     360    1-Aug-27   $ 244,735.68
6998910 SAN JOSE                 CA     95123  SFD      7.875       7.609     $1,819.56     360    1-Aug-27   $ 250,777.30
6998912 DOYLESTOWN               PA     18901  SFD      8.250       7.984     $1,715.22     360    1-Jun-27   $ 227,870.22
6998914 LIVERMORE                CA     94550  SFD      8.375       8.109      $570.05      360    1-Jul-27    $ 74,705.75
6998915 CARLSBAD                 CA     92008  SFD      8.125       7.859     $1,967.62     360    1-Jul-27   $ 264,612.98
6998916 IJAMSVILLE               MD     21754  SFD      7.875       7.609     $2,108.23     360    1-Jun-27   $ 290,157.74
6998925 PARADISE VALLEY          AZ     85262  SFD      7.750       7.484     $3,940.27     360    1-Jul-27   $ 549,221.12
6998928 TEWKSBURY                NJ     08858  SFD      8.375       8.109     $3,116.30     360    1-Aug-27   $ 409,745.16
6998929 MONTE SERENO             CA     95030  SFD      8.000       7.734     $7,337.65     360    1-Jul-27   $ 998,653.56
6998931 SAN JOSE                 CA     95138  SFD      7.875       7.609     $4,712.95     360    1-Aug-27   $ 649,552.68
6998933 FRESNO                   TX     77545  SFD      8.000       7.734     $3,008.43     360    1-Jul-27   $ 409,447.97
6998934 FLAGSTAFF                AZ     86001  SFD      8.000       7.734     $2,935.06     360    1-Aug-27   $ 399,731.61
6998935 SADDLE RIVER             NJ     07458  SFD      7.125       6.859     $2,998.05     360    1-Sep-27   $ 445,000.00
6998937 GAITHERSBURG             MD     20879  SFD      7.750       7.484     $1,902.07     360    1-May-27   $ 263,933.46
6998939 TUSTIN                   CA     92782  SFD      7.875       7.609     $2,842.27     360    1-Jul-27   $ 391,458.69
6998941 ST PAUL                  MN     55105  SFD      7.875       7.609     $3,262.81     360    1-Aug-27   $ 449,690.32
6998942 PLYMOUTH                 MN     55447  SFD      7.750       7.484     $2,104.82     360    1-Aug-27   $ 293,592.64
6998943 HAM LAKE                 MN     55304  SFD      7.875       7.609     $2,537.74     360    1-Aug-27   $ 349,759.14
6998945 EAST GULL LAKE           MN     56401  SFD      7.875       7.609     $3,262.81     360    1-Sep-27   $ 450,000.00
6998946 SOLOMONS                 MD     20688  SFD      7.750       7.484     $1,939.90     360    1-Jul-27   $ 270,396.54
6998947 SCOTTSDALE               AZ     85255  SFD      7.750       7.484     $2,794.01     360    1-Aug-27   $ 389,724.74
6998948 WHEATON                  IL     60187  SFD      8.250       7.984     $2,922.43     360    1-Aug-27   $ 388,751.95
6998966 BENICIA                  CA     94510  SFD      7.500       7.234     $1,734.77     360    1-Sep-27   $ 248,102.00
6998983 SOUTHAMPTON              NY     11968  SFD      8.375       8.109     $2,614.65     360    1-Sep-27   $ 344,000.00

                                                                                                           $ 86,039,197.02

COUNT:                       269
WAC:                           8.010310429
WAM:                         357.8098954
WALTV:                        75.99019075



MORTGAGE                                                                      MORTGAGE              T.O.P.       MASTER
 LOAN                                   ZIP  PROPERTY                         INSURANCE   SERVICE  MORTGAGE      SERVICE
NUMBER            CITY           STATE  CODE  TYPE       LTV       SUBSIDY      CODE        FEE      LOAN          FEE
------            ----           -----  ----  ----       ---       -------      ----        ---      ----          ---
2139994 COLORADO SPRINGS         CO     80904  SFD        76.88                              0.250                  0.016
2147071 CLIO                     CA     96106  SFD        72.50                              0.250                  0.016
2170749 WAUCONDA                 IL     60084  SFD        84.99                  33          0.250                  0.016
3515972 LLANO MESA               NM     87575  SFD        59.52                              0.250                  0.016
6064415 SALEM                    OR     97306  SFD        80.00                              0.250                  0.016
6073249 CROSS RIVER              NY     10606  SFD        80.00                              0.250                  0.016
6090614 MEDIA                    PA     19063  SFD        78.38                              0.250                  0.016
6133882 ORANGE                   CA     92867  SFD        80.00                              0.250                  0.016
6159477 WOODBURY                 MN     55125  SFD        80.00                              0.250                  0.016
6176368 VIENNA                   VA     22120  SFD        80.00                              0.250                  0.016
6176865 AUSTIN                   TX     78735  SFD        80.00                              0.250                  0.016
6177754 OCEAN CITY               NJ     08226  PUD        80.00                              0.250                  0.016
6187290 BETHESDA                 MD     20816  SFD        80.00                              0.250                  0.016
6188329 LOWER MERION TWP         PA     19010  SFD        48.78                              0.250                  0.016
6193311 ANAHEIM                  CA     92808  SFD        94.98                  13          0.250                  0.016
6196972 LONG BEACH               NJ     08008  SFD        80.00                              0.250                  0.016
6232462 HOUSTON                  TX     77024  SFD        80.00                              0.250                  0.016
6255622 MISSOURI CITY            TX     77459  SFD        84.89                  33          0.250                  0.016
6255942 HIGHLAND VILLAGE         TX     75067  SFD        95.00                  33          0.250                  0.016
6260084 TEMPE                    AZ     85284  SFD        64.29                              0.250                  0.016
6261277 COLLIERVILLE             TN     38017  SFD        80.00                              0.250                  0.016
6270979 SAVAGE                   MN     55378  SFD        80.00                              0.250                  0.016
6271395 WASHINGTON TWP           NJ     07853  SFD        80.00                              0.250                  0.016
6273801 SAN JOSE                 CA     95138  SFD        80.00                              0.250                  0.016
6273845 GROSSE POINTE PK         MI     48230  SFD        52.66                              0.250                  0.016
6274292 FALLBROOK                CA     92028  SFD        80.00                              0.250                  0.016
6281284 BRYN MAWR                PA     19010  SFD        70.00                              0.250                  0.016
6282772 WEST BLOOMFIELD          MI     48323  SFD        80.00                              0.250                  0.016
6285041 BETHESDA                 MD     20814  SFD        79.99                              0.250                  0.016
6288375 UPPER HOLLAND            PA     19053  SFD        79.99                              0.250                  0.016
6288936 ALAMEDA                  CA     94592  SFD        52.53                              0.250                  0.016
6291340 MINNEAPOLIS              MN     55419  SFD        80.00                              0.250                  0.016
6293296 SAN MATEO                CA     94402  SFD        70.74                              0.250                  0.016
6294587 CONCORD                  MA     01742  SFD        38.54                              0.250                  0.016
6296829 SAN JOSE                 CA     95132  SFD        65.05                              0.250                  0.016
6297388 LAGUNA BEACH             CA     92677  SFD        80.00                              0.250                  0.016
6297636 SAN JOSE                 CA     95138  SFD        72.36                              0.250                  0.016
6301096 ALAMEDA                  CA     94502  SFD        61.68                              0.250                  0.016
6301611 BELLEVUE                 WA     98006  SFD        80.00                              0.250                  0.016
6303713 BLACKLICK                OH     43004  SFD        79.99                              0.250                  0.016
6304349 NORTH HAMPTON            NH     03862  SFD        75.00                              0.250                  0.016
6304681 GLEN RIDGE               NJ     07028  SFD        40.65                              0.250                  0.016
6305747 ASPEN                    CO     81611  PUD        70.00                              0.250                  0.016
6306120 SAN JOSE                 CA     95132  SFD        79.99                              0.250                  0.016
6307577 TRABUCO CANYON           CA     92679  SFD        89.98                  11          0.250                  0.016
6308383 CHICAGO                  IL     60614  LCO        56.03                              0.250                  0.016
6309458 FALLS CHURCH             VA     22046  SFD        80.00                              0.250                  0.016
6309702 TRABUCO CANYON           CA     92679  SFD        79.98                              0.250                  0.016
6311013 CHARLOTTE                NC     28277  SFD        80.00                              0.250                  0.016
6313473 HOPKINTON                MA     01748  SFD        80.00                              0.250                  0.016
6314591 LANCASTER                PA     17601  SFD        80.00                              0.250                  0.016
6314854 AUSTIN                   TX     78735  SFD        80.00                              0.250                  0.016
6319474 BILLINGS                 MT     59106  SFD        90.00                  33          0.250                  0.016
6321333 DANVILLE                 CA     94506  PUD        80.00                              0.250                  0.016
6322080 BENICIA                  CA     94510  SFD        80.00                              0.250                  0.016
6323849 RENO                     NV     89511  SFD        80.00                              0.250                  0.016
6324812 SEATTLE                  WA     98199  SFD        90.00                  06          0.250                  0.016
6325684 BLAIRSTOWN               NJ     07825  SFD        20.59                              0.250                  0.016
6325723 VIENNA                   VA     22182  SFD        66.29                              0.250                  0.016
6326482 NOTTINGHAM               PA     19362  SFD        95.00                  06          0.250                  0.016
6329019 GRAND JUNCTION           CO     81503  SFD        80.00                              0.250                  0.016
6336786 SAN FRANCISCO            CA     94118  SFD        80.00                              0.250                  0.016
6337988 COON RAPIDS              MN     55433  SFD        80.00                              0.250                  0.016
6338306 IRVING                   TX     75063  SFD        80.00                              0.250                  0.016
6339384 CLIFTON                  VA     22024  SFD        80.00                              0.250                  0.016
6341113 GREENWICH                CT     06878  SFD        74.07                              0.250                  0.016
6341532 SAN DIEGO                CA     92130  SFD        80.00                              0.250                  0.016
6342354 SALEM                    OR     97301  SFD        80.00                              0.250                  0.016
6343423 BETHESDA                 MD     20816  SFD        80.00                              0.250                  0.016
6343561 FREMONT                  CA     94536  SFD        78.32                              0.250                  0.016
6343900 REDMOND                  WA     98052  SFD        80.00                              0.250                  0.016
6345325 SAN JOSE                 CA     95135  SFD        80.00                              0.250                  0.016
6347416 BEVERLY                  MA     01915  SFD        79.91                              0.250                  0.016
6347451 AVON                     CO     81632  SFD        58.87                              0.250                  0.016
6348204 CAMARILLO                CA     93012  SFD        80.00                              0.250                  0.016
6351937 BETHESDA                 MD     20817  SFD        69.44                              0.250                  0.016
6352930 PARKER                   CO     80134  SFD        90.00                  33          0.250                  0.016
6354317 IRVINE                   CA     92604  SFD        93.46                  13          0.250                  0.016
6356280 BETHESDA                 MD     20814  PUD        80.00                              0.250                  0.016
6356688 SALT LAKE CITY           UT     84124  SFD        80.00                              0.250                  0.016
6356969 FAYETTEVILLE             GA     30215  SFD        78.79                              0.250                  0.016
6357326 INTERLAKEN               NJ     07712  SFD        70.00                              0.250                  0.016
6358762 WHITE BEAR LAKE          MN     55110  SFD        51.73                              0.250                  0.016
6362241 FISHERS                  IN     46038  SFD        80.00                              0.250                  0.016
6362351 HONOLULU                 HI     96825  SFD        80.00                              0.250                  0.016
6362944 BRAWLEY                  CA     92227  SFD        49.18                              0.250                  0.016
6363015 CASTLE ROCK              CO     80104  SFD        90.00                  12          0.250                  0.016
6363596 CARY                     NC     27511  SFD        90.00                  13          0.250                  0.016
6364003 LUBBOCK                  TX     79424  PUD        95.00                  17          0.250                  0.016
6364887 MCLEAN                   VA     22102  PUD        69.98                              0.250                  0.016
6365123 SCOTTSDALE               AZ     85259  SFD        80.00                              0.250                  0.016
6368281 WASHINGTON               DC     20015  SFD        80.00                              0.250                  0.016
6368604 LAGUNA BEACH             CA     92651  SFD        71.92                              0.250                  0.016
6369521 DANVILLE                 CA     94526  SFD        54.74                              0.250                  0.016
6370135 DECATUR                  GA     30030  SFD        85.00                  17          0.250                  0.016
6370369 ISSAQUAH                 WA     98027  SFD        90.00                  33          0.250                  0.016
6370873 ANAHEIM                  CA     92808  SFD        80.00                              0.250                  0.016
6371029 OMAHA                    NE     68118  SFD        80.00                              0.250                  0.016
6371374 ESTES PARK               CO     80517  SFD        67.28                              0.250                  0.016
6371604 NORTHBOROUGH             MA     01532  SFD        73.92                              0.250                  0.016
6371685 AUSTIN                   TX     78731  SFD        78.95                              0.250                  0.016
6372575 NORTHVILLE               MI     48167  SFD        50.51                              0.250                  0.016
6372845 SAN JOSE                 CA     95132  SFD        89.68                  11          0.250                  0.016
6374950 MEDFORD                  OR     97504  SFD        80.00                              0.250                  0.016
6375098 ELIZABETH                CO     80107  SFD        80.00                              0.250                  0.016
6375496 MONTCLAIR                NJ     07042  SFD        90.83                  12          0.250                  0.016
6376133 ST PAUL                  MN     55105  SFD        48.05                              0.250                  0.016
6378513 INVER GROVE HEIGH        MN     55077  SFD        69.44                              0.250                  0.016
6378827 COLLEYVILLE              TX     76034  SFD        80.00                              0.250                  0.016
6379151 AVALON                   NJ     08202  SFD        80.00                              0.250                  0.016
6379644 DENVILLE                 NJ     07834  SFD        80.00                              0.250                  0.016
6379825 ALPHARETTA               GA     30201  SFD        75.82                              0.250                  0.016
6381049 BEND                     OR     97701  SFD        95.00                  17          0.250                  0.016
6383024 CLOSTER                  NJ     07624  SFD        37.17                              0.250                  0.016
6383226 REDONDO BEACH            CA     90277  SFD        80.00                              0.250                  0.016
6383433 CAMARILLO                CA     93012  SFD        80.00                              0.250                  0.016
6383519 ANKENY                   IA     50021  SFD        57.21                              0.250                  0.016
6383981 BOXFORD                  MA     01921  SFD        80.00                              0.250                  0.016
6385284 COLORADO SPRINGS         CO     80919  SFD        80.00                              0.250                  0.016
6386105 MISSION VIEJO            CA     92691  SFD        94.97                  11          0.250                  0.016
6387635 OAKDALE                  CA     95361  SFD        75.34                              0.250                  0.016
6388017 SCOTTSDALE               AZ     85251  SFD        79.95                              0.250                  0.016
6389132 PLYMOUTH                 MN     55442  SFD        85.00                  16          0.250                  0.016
6389460 MINNETONKA               MN     55305  SFD        80.00                              0.250                  0.016
6390138 COLORADO SPRINGS         CO     80906  SFD        68.69                              0.250                  0.016
6390225 SAN DIEGO                CA     92128  SFD        59.02                              0.250                  0.016
6390296 IRWIN                    PA     15642  SFD        95.00                  33          0.250                  0.016
6391363 SUPERIOR                 CO     80027  SFD        80.00                              0.250                  0.016
6391581 NEW SMYRNA BCH           FL     32169  HCO        70.00                              0.250                  0.016
6392248 MINNEAPOLIS              MN     55416  SFD        80.00                              0.250                  0.016
6392475 MINNEAPOLIS              MN     55410  SFD        79.37                              0.250                  0.016
6393200 INVER GROVE HGTS         MN     55077  SFD        90.00                  12          0.250                  0.016
6393367 CHARLOTTE                NC     28277  SFD        76.27                              0.250                  0.016
6393531 ALISO VIEJO AREA         CA     92656  SFD        75.97                              0.250                  0.016
6394420 LAWRENCE                 NJ     08648  LCO        42.53                              0.250                  0.016
6395322 ENGLEWOOD                CO     80111  SFD        66.67                              0.250                  0.016
6396491 SPRINGBORO               OH     45066  SFD        90.00                  12          0.250                  0.016
6396690 MINOT                    ND     58701  SFD        95.00                  33          0.250                  0.016
6397101 EDINA                    MN     55436  SFD        90.00                  13          0.250                  0.016
6398219 LOS ANGELES              CA     90027  SFD        80.00                              0.250                  0.016
6399079 SOLOMONS                 MD     20688  SFD        95.00                  24          0.250                  0.016
6399156 SOMERVILLE               NJ     08876  LCO        79.98                              0.250                  0.016
6399276 PHOENIX                  AZ     85016  SFD        79.31                              0.250                  0.016
6400650 WOODINVILLE              WA     98072  SFD        94.82                  06          0.250                  0.016
6401302 THOUSAND OAKS            CA     91320  SFD        94.98                  11          0.250                  0.016
6401688 CASTRO VALLEY            CA     94552  SFD        80.00                              0.250                  0.016
6402933 SACKETS HARBOR           NY     13685  SFD        64.62                              0.250                  0.016
6403250 EGG HARBOR TWP           NJ     08234  SFD        69.93                              0.250                  0.016
6403771 WOODBURY                 MN     55125  SFD        79.93                              0.250                  0.016
6404030 CARY                     IL     60013  SFD        80.00                              0.250                  0.016
6404551 DELAFIELD                WI     53108  SFD        72.47                              0.250                  0.016
6405626 DENVER                   CO     80220  SFD        89.98                  11          0.250                  0.016
6406471 COTO DE CAZA             CA     92679  SFD        79.99                              0.250                  0.016
6406592 ALPINE                   CA     91901  SFD        60.47                              0.250                  0.016
6406768 BOULDER                  CO     80301  SFD        80.00                              0.250                  0.016
6406915 OCEAN CITY               NJ     08226  LCO        72.73                              0.250                  0.016
6407132 CRANFORD                 NJ     07016  SFD        80.00                              0.250                  0.016
6407466 ARLINGTON                VA     22207  SFD        80.00                              0.250                  0.016
6407756 SANTA CRUZ               CA     95062  SFD        35.71                              0.250                  0.016
6408459 RENO                     NV     89511  SFD        79.95                              0.250                  0.016
6408608 SIOUX FALLS              SD     57105  SFD        95.00                  33          0.250                  0.016
6408639 DELLWOOD                 MN     55110  SFD        79.88                              0.250                  0.016
6408901 BOULDER                  CO     80302  SFD        80.00                              0.250                  0.016
6409525 HOUSTON                  TX     77024  SFD        77.64                              0.250                  0.016
6410402 WHITE BEAR LAKE          MN     55110  SFD        80.00                              0.250                  0.016
6410687 HORSESHOE BAY            TX     78657  PUD        80.00                              0.250                  0.016
6412704 SAN JOSE                 CA     95136  SFD        80.00                              0.250                  0.016
6412973 ROWLAND HEIGHTS          CA     91748  PUD        90.00                  13          0.250                  0.016
6413149 UPPER MONTCLAIR          NJ     07043  SFD        89.86                  17          0.250                  0.016
6414869 SANTA CLARITA            CA     91351  SFD        85.00                  11          0.250                  0.016
6416684 EVANSTON                 IL     60201  SFD        79.99                              0.250                  0.016
6418759 BENICIA                  CA     94510  SFD        90.00                  12          0.250                  0.016
6419005 WILLIAMS                 AZ     86046  SFD        70.00                              0.250                  0.016
6420998 OXNARD                   CA     93035  SFD        80.00                              0.250                  0.016
6421181 SEATTLE                  WA     98112  SFD        80.00                              0.250                  0.016
6421478 MEDICINE LAKE            MN     55441  SFD        90.00                  06          0.250                  0.016
6422437 LITTLETON                CO     80127  PUD        73.90                              0.250                  0.016
6422833 MERCER ISLAND            WA     98040  SFD        80.00                              0.250                  0.016
6423183 SANTA MARIA              CA     93455  SFD        80.00                              0.250                  0.016
6423834 FT WAYNE                 IN     46804  SFD        95.00                  24          0.250                  0.016
6424615 MIDDLETOWN               NJ     07738  SFD        43.48                              0.250                  0.016
6424750 BELLEVUE                 WA     98004  LCO        90.00                  11          0.250                  0.016
6424992 BURR RIDGE               IL     60521  SFD        72.73                              0.250                  0.016
6425598 EDEN PRAIRIE             MN     55346  SFD        79.93                              0.250                  0.016
6426954 OMAHA                    NE     68154  PUD        80.00                              0.250                  0.016
6427958 RICHMOND                 TX     77469  SFD        80.00                              0.250                  0.016
6428004 RANCHO CUCAMONGA         CA     91730  SFD        95.00                  33          0.250                  0.016
6428310 PASO ROBLES              CA     93446  SFD        70.00                              0.250                  0.016
6428413 FORT COLLINS             CO     80525  SFD        62.67                              0.250                  0.016
6428885 EDEN PRAIRIE             MN     55344  SFD        75.00                              0.250                  0.016
6429122 HUNTINGTON BEACH         CA     92646  SFD        90.00                  13          0.250                  0.016
6434497 LAKE FOREST              IL     60045  SFD        64.71                              0.250                  0.016
6434596 MINNETONKA               MN     55343  SFD        95.00                  06          0.250                  0.016
6442208 PLYMOUTH                 MN     55447  SFD        78.18                              0.250                  0.016
6461645 MORGAN HILL              CA     95037  SFD        59.49                              0.250                  0.016
6992332 DENVER                   CO     80218  SFD        56.34                              0.250                  0.016
6992469 DENVER                   CO     80218  SFD        68.25                              0.250                  0.016
6993987 EAST GREENWICH           RI     02818  SFD        68.12                              0.250                  0.016
6995084 KIRKLAND                 WA     98033  SFD        80.00                              0.250                  0.016
6995381 CORONADO                 CA     92118  SFD        80.00                              0.250                  0.016
6995596 CORONADO                 CA     92118  HCO        69.77                              0.250                  0.016
6995855 CAVE CREEK               AZ     85331  SFD        79.98                              0.250                  0.016
6996211 PARK CITY                UT     84060  SFD        65.22                              0.250                  0.016
6996939 S SEASIDE PARK           NJ     08752  SFD        80.00                              0.250                  0.016
6997015 ST PAUL                  MN     55105  SFD        87.86                  12          0.250                  0.016
6997289 PLYMOUTH                 MN     55447  SFD        80.00                              0.250                  0.016
6997354 SOQUEL                   CA     95073  SFD        80.00                              0.250                  0.016
6997727 SEA ISLE CITY            NJ     08243  LCO        80.00                              0.250                  0.016
6997728 BURLINGAME               CA     94010  SFD        77.78                              0.250                  0.016
6997731 SAN FRANCISCO            CA     94121  SFD        73.11                              0.250                  0.016
6997733 BLOOMFIELD HILLS         MI     48301  SFD        39.87                              0.250                  0.016
6997737 ESCONDIDO                CA     92027  SFD        90.00                  24          0.250                  0.016
6998613 PALM COAST               FL     32137  SFD        42.83                              0.250                  0.016
6998718 SAN JOSE                 CA     95125  SFD        80.00                              0.250                  0.016
6998728 DENVER                   CO     80209  SFD        69.77                              0.250                  0.016
6998736 USAPPA ISLAND            FL     33924  PUD        52.66                              0.250                  0.016
6998739 OVERGAARD                AZ     85933  SFD        80.00                              0.250                  0.016
6998741 BLOOMINGTON              MN     55438  SFD        80.00                              0.250                  0.016
6998747 PETALUMA                 CA     94954  SFD        79.79                              0.250                  0.016
6998754 ANAHEIM                  CA     92808  SFD        89.99                  13          0.250                  0.016
6998755 SIMI VALLEY              CA     93065  SFD        94.34                  13          0.250                  0.016
6998760 MANDEVILLE               LA     70448  LCO        90.00                  33          0.250                  0.016
6998762 DETROIT                  MI     48221  SFD        69.33                              0.250                  0.016
6998818 LAS VEGAS                NV     89134  PUD        55.02                              0.250                  0.016
6998821 SYRACUSE                 NY     13209  SFD        80.00                              0.250                  0.016
6998834 GILROY                   CA     95020  SFD        65.52                              0.250                  0.016
6998835 UNIVERSITY PARK          TX     75205  SFD        68.13                              0.250                  0.016
6998836 DOWNINGTOWN              PA     19335  SFD        90.00                  33          0.250                  0.016
6998842 LIVERMORE                CA     94550  SFD        79.99                              0.250                  0.016
6998844 NASHVILLE                TN     37221  SFD        65.66                              0.250                  0.016
6998847 CHANHASSEN               MN     55317  SFD        88.69                  33          0.250                  0.016
6998848 FREEHOLD                 NJ     07728  SFD        79.93                              0.250                  0.016
6998853 CROSS RIVER              NY     10518  SFD        80.00                              0.250                  0.016
6998854 STEAMBOAT SPRINGS        CO     80477  SFD        61.74                              0.250                  0.016
6998860 WINNEMUCCA               NV     89446  SFD        90.00                  12          0.250                  0.016
6998869 BLAIRSTOWN               NJ     07825  SFD        70.00                              0.250                  0.016
6998870 TRABUCO CANYON  AREA     CA     92679  SFD        80.00                              0.250                  0.016
6998873 NISSEQUOGUE              NY     11780  SFD        74.44                              0.250                  0.016
6998876 FRANKLIN                 MA     02038  SFD        80.00                              0.250                  0.016
6998881 TUSTIN                   CA     92782  PUD        58.26                              0.250                  0.016
6998882 IJAMSVILLE               MD     21754  SFD        94.99                  33          0.250                  0.016
6998884 WESTMINSTER              CO     80020  PUD        79.99                              0.250                  0.016
6998889 MINNETONKA               MN     55305  SFD        76.93                              0.250                  0.016
6998904 CARSON CITY              NV     89704  SFD        80.00                              0.250                  0.016
6998905 ORLANDO                  FL     32836  SFD        84.59                  33          0.250                  0.016
6998908 BERNARDS TWP             NJ     07920  SFD        77.77                              0.250                  0.016
6998910 SAN JOSE                 CA     95123  SFD        79.99                              0.250                  0.016
6998912 DOYLESTOWN               PA     18901  SFD        90.00                  06          0.250                  0.016
6998914 LIVERMORE                CA     94550  SFD        15.45                              0.250                  0.016
6998915 CARLSBAD                 CA     92008  SFD        94.98                  11          0.250                  0.016
6998916 IJAMSVILLE               MD     21754  SFD        79.13                              0.250                  0.016
6998925 PARADISE VALLEY          AZ     85262  SFD        55.00                              0.250                  0.016
6998928 TEWKSBURY                NJ     08858  SFD        74.55                              0.250                  0.016
6998929 MONTE SERENO             CA     95030  SFD        60.79                              0.250                  0.016
6998931 SAN JOSE                 CA     95138  SFD        80.00                              0.250                  0.016
6998933 FRESNO                   TX     77545  SFD        79.30                              0.250                  0.016
6998934 FLAGSTAFF                AZ     86001  SFD        66.67                              0.250                  0.016
6998935 SADDLE RIVER             NJ     07458  SFD        60.54                              0.250                  0.016
6998937 GAITHERSBURG             MD     20879  SFD        90.00                  06          0.250                  0.016
6998939 TUSTIN                   CA     92782  SFD        80.00                              0.250                  0.016
6998941 ST PAUL                  MN     55105  SFD        69.23                              0.250                  0.016
6998942 PLYMOUTH                 MN     55447  SFD        69.99                              0.250                  0.016
6998943 HAM LAKE                 MN     55304  SFD        66.67                              0.250                  0.016
6998945 EAST GULL LAKE           MN     56401  SFD        66.67                              0.250                  0.016
6998946 SOLOMONS                 MD     20688  SFD        80.00                              0.250                  0.016
6998947 SCOTTSDALE               AZ     85255  SFD        77.23                              0.250                  0.016
6998948 WHEATON                  IL     60187  SFD        58.32                              0.250                  0.016
6998966 BENICIA                  CA     94510  SFD        80.00                              0.250                  0.016
6998983 SOUTHAMPTON              NY     11968  SFD        80.00                              0.250                  0.016


                                   EXHIBIT F-2

                 [Schedule of Mortgage Loans Serviced by Norwest
                        Mortgage in Frederick, Maryland]


NASCOR
NMI / 1997-14  Exhibit F-2
20 & 30 YEAR FIXED RATE NON-RELOCATION LOANS



                                                                      NET
MORTGAGE                                                MORTGAGE   MORTGAGE   CURRENT  ORIGINAL  SCHEDULE      CUT-OFF
  LOAN                                ZIP   PROPERTY    INTEREST   INTEREST   MONTHLY   TERM TO  MATURITY     PRINCIPAL
 NUMBER           CITY          STATE CODE    TYPE        RATE       RATE     PAYMENT  MATURITY    DATE        BALANCE
 ------           ----          ----------    ----        ----       ----     -------  --------    ----        -------
4477855  ALTA                   WY    83422    SFD        7.875      7.609   $1,268.88    360    1-Aug-27       $174,879.56
4491598  AMAGANSETT             NY    11930    SFD        8.000      7.734   $2,825.00    360    1-Aug-27       $384,741.67
4502721  BRIARCLIFF MANOR       NY    10510    LCO        8.375      8.109   $1,102.11    360    1-Sep-27       $145,000.00
4505054  WALNUT CREEK           CA    94598    SFD        7.500      7.234   $1,622.18    360    1-Mar-26       $228,730.47
4532487  BRIDGEHAMPTON          NY    11932    SFD        8.125      7.859   $2,932.87    360    1-Jul-27       $394,481.46
4540528  FARMINGTON HILLS       MI    48334    SFD        8.125      7.859   $1,803.53    360    1-Aug-27       $242,740.49
4546786  VERONA                 NJ    07044    SFD        8.375      8.109   $2,432.24    360    1-Jan-27       $316,505.05
4556196  OMAHA                  NE    68136    SFD        8.000      7.734   $1,905.59    360    1-Aug-27       $259,525.74
4557161  GAMBRILLS              MD    21054    SFD        8.000      7.734   $1,644.73    360    1-Aug-27       $223,999.60
4557315  ATLANTA                GA    30327    SFD        8.000      7.734   $6,558.02    360    1-Sep-27       $893,750.00
4557385  PHOENIXVILLE           PA    19460    SFD        7.500      7.234   $2,377.33    360    1-Sep-27       $340,000.00
4558938  SADDLE RIVER           NJ    07458    SFD        8.375      8.109   $2,325.82    360    1-Feb-27       $304,640.44
4563299  GLENWOOD               MD    21738    SFD        8.000      7.734   $3,228.57    360    1-Jul-27       $439,407.56
4563461  HONOLULU               HI    96822    SFD        7.500      7.234   $4,523.92    360    1-Feb-27       $643,575.13
4563486  SAN JOSE               CA    95132    SFD        7.875      7.609   $1,860.53    360    1-Feb-27       $255,135.29
4565992  LONG VALLEY            NJ    07853    SFD        7.875      7.609   $2,403.17    240    1-Sep-17       $290,000.00
4567316  BORING                 OR    97009    SFD        8.125      7.859   $2,412.38    360    1-Feb-27       $323,381.69
4571372  CHESTERFIELD           MO    63017    SFD        7.875      7.609   $2,320.23    360    1-Aug-27       $319,779.77
4572001  GRASS VALLEY           CA    95945    SFD        8.125      7.859   $2,844.67    348    1-Jan-26       $376,922.18
4574336  CORAM                  NY    11727    SFD        8.000      7.734    $807.15     360    1-Sep-27       $110,000.00
4574780  CARLSBAD               CA    92009    SFD        8.500      8.234   $2,454.76    360    1-Jul-27       $318,861.81
4574874  VINELAND               NJ    08360    SFD        8.250      7.984   $1,405.62    360    1-Aug-27       $186,976.29
4576127  BOCA RATON             FL    33431    LCO        8.625      8.359   $2,628.93    360    1-Apr-27       $336,987.79
4576128  NAGS HEAD              NC    27959    LCO        7.875      7.609   $1,703.92    360    1-Mar-27       $234,013.55
4578437  TULSA                  OK    74137    SFD        8.250      7.984   $3,035.12    360    1-Jul-27       $403,482.99
4578441  CYPRESS                CA    90630    SFD        8.125      7.859   $1,731.14    360    1-Mar-27       $231,735.71
4578498  CORONA                 CA    91719    SFD        7.875      7.609   $2,109.96    360    1-Mar-27       $288,352.70
4578885  NEW CASTLE             NY    10549    SFD        7.875      7.609   $3,335.32    360    1-Aug-27       $459,683.43
4579046  ASBURY                 NJ    08802    SFD        8.250      7.984   $1,688.85    360    1-Aug-27       $224,656.65
4579521  CONCORD TOWNSHIP       PA    19342    SFD        7.875      7.609   $1,899.69    360    1-Aug-27       $261,819.69
4580297  MADISON                NJ    07940    SFD        7.750      7.484   $1,644.89    360    1-Aug-27       $229,437.94
4580391  YORBA LINDA            CA    92887    SFD        7.875      7.609   $2,392.73    360    1-Aug-27       $329,772.90
4581736  CEDAR GROVE            NJ    07009    LCO        8.000      7.734   $2,348.05    360    1-Aug-27       $319,785.28
4583139  MERRITT ISLAND         FL    32953    LCO        8.625      8.359    $528.90     360    1-May-27        $67,837.66
4583207  MONSEY                 NY    10952    SFD        8.000      7.734   $1,761.04    360    1-Sep-27       $240,000.00
4584570  LAKE ARROWHEAD         CA    92352    SFD        8.500      8.234   $2,076.07    360    1-Jul-27       $269,671.71
4584720  GYPSUM                 CO    81637    SFD        8.500      8.234   $2,729.64    360    1-Jul-27       $354,568.37
4586372  WOODLAND HILLS         CA    91367    LCO        8.250      7.984    $727.23     360    1-May-27        $96,550.53
4586591  OAKLAND                CA    94611    SFD        7.750      7.484   $2,237.36    360    1-Aug-27       $312,079.58
4587243  METUCHEN BOROUGH       NJ    08840    SFD        8.250      7.984   $1,720.41    360    1-Aug-27       $228,853.97
4587292  HUNTINGTON             NY    11743    SFD        7.500      7.234   $2,223.51    360    1-Sep-27       $318,000.00
4588340  AUDUBON                PA    19403    SFD        8.375      8.109   $1,808.98    360    1-Aug-27       $237,852.06
4590185  DIX HILLS              NY    11746    SFD        7.875      7.609   $1,848.93    360    1-Sep-27       $255,000.00
4591431  ARLINGTON              VA    22202    SFD        8.000      7.734   $2,753.46    360    1-Jun-27       $374,489.58
4591468  DOVE CANYON AREA       CA    92679    SFD        8.375      8.109   $1,883.46    360    1-Jun-27       $247,334.70
4593226  HARLEYSVILLE           PA    19438    SFD        7.250      6.984   $1,513.41    360    1-Sep-27       $221,850.00
4593987  PROVO                  UT    84604    SFD        8.000      7.734   $1,656.11    360    1-Jun-27       $225,242.64
4593989  PHOENIX                AZ    85048    SFD        8.000      7.734   $1,790.39    360    1-Jun-27       $243,282.27
4594783  MERRICK                NY    11566    SFD        7.875      7.609   $2,501.49    360    1-Sep-27       $345,000.00
4594790  SAN JOSE               CA    95132    SFD        7.875      7.609   $2,318.05    360    1-Aug-27       $319,479.98
4594825  MOUNTAINSIDE           NJ    07092    SFD        8.125      7.859   $1,930.50    360    1-Sep-27       $260,000.00
4595337  TENAFLY                NJ    07670    SFD        8.500      8.234   $2,076.07    360    1-Sep-27       $270,000.00
4595437  STEVENSON RANCH        CA    91381    SFD        8.125      7.859   $1,833.23    360    1-Jul-27       $246,575.89
4595508  CHESTER TOWNSHIP       NJ    07930    SFD        7.625      7.359   $2,887.80    360    1-Sep-27       $408,000.00
4595653  MONMOUTH JUNCTION      NJ    08852    SFD        7.625      7.359   $1,766.66    360    1-Aug-27       $249,419.34
4595695  VALHALLA               NY    10595    SFD        8.375      8.109   $2,462.64    360    1-Aug-27       $323,798.61
4595932  FISHKILL               NY    12524    LCO        8.750      8.484    $512.93     360    1-Jun-27        $65,086.63
4596310  HUNTINGTON STATION     NY    11746    SFD        8.000      7.734   $1,954.75    360    1-Aug-27       $266,221.25
4596347  GREAT NECK             NY    11021    SFD        7.875      7.609   $2,871.28    360    1-Sep-27       $396,000.00
4597031  CRANFORD               NJ    07016    SFD        8.000      7.734   $1,736.83    360    1-Aug-27       $236,541.17
4597469  STATEN ISLAND          NY    10309    SFD        7.875      7.609   $2,392.73    360    1-Sep-27       $330,000.00
4597574  MERION STATION         PA    19066    SFD        7.750      7.484   $1,576.11    360    1-Jul-27       $219,688.44
4597786  BROOKLYN               NY    11204    SFD        8.000      7.734   $2,436.10    360    1-Aug-27       $331,777.23
4598817  STILLWATER             OK    74074    SFD        8.375      8.109   $1,900.18    360    1-Jul-27       $249,688.14
4599075  IRVINE                 CA    92620    SFD        8.500      8.234   $2,139.89    360    1-Jun-27       $277,790.62
4599373  CARLSBAD               CA    92009    SFD        7.750      7.484   $1,727.99    360    1-Aug-27       $241,029.76
4599383  MONTVALE               NJ    07645    SFD        8.000      7.734   $1,834.42    360    1-Aug-27       $249,832.25
4599386  MINNETONKA             MN    55391    SFD        8.125      7.859   $2,090.88    360    1-Aug-27       $281,415.79
4599394  LEBANON                TN    37087    SFD        8.250      7.984   $3,095.22    360    1-Aug-27       $411,737.28
4599436  CARLSBAD               CA    92009    SFD        8.375      8.109   $2,660.25    360    1-Jul-27       $349,563.40
4599484  NORTH FALMOUTH         MA    02556    SFD        8.250      7.984   $1,863.15    360    1-Jul-27       $247,682.61
4599600  NEW ROCHELLE           NY    10801    SFD        8.250      7.984   $1,748.58    360    1-Aug-27       $232,601.58
4599919  SUFFERN                NY    10901    SFD        8.625      8.359   $1,263.14    360    1-Jul-27       $162,207.53
4599965  OAKLAND                CA    94610    LCO        8.500      8.234    $768.91     360    1-Jun-27        $99,816.98
4600019  ELMHURST               IL    60126    SFD        8.500      8.234   $1,230.27    360    1-Jun-27       $159,707.13
4600121  NEWBURGH               NY    12550    SFD        8.375      8.109    $190.40     360    1-Aug-27        $25,034.43
4600211  SHREWSBURY             MA    01545    SFD        8.125      7.859   $2,159.96    360    1-Aug-27       $290,621.06
4600438  YORKTOWN               VA    23693    SFD        7.750      7.484   $1,820.76    360    1-Aug-27       $253,970.63
4600890  WOODINVILLE            WA    98072    SFD        8.125      7.859   $2,009.20    360    1-Jul-27       $270,244.77
4600921  HOUSTON                TX    77030    SFD        8.000      7.734   $3,081.82    360    1-Sep-27       $420,000.00
4600924  MERRICK                NY    11566    SFD        8.125      7.859   $2,116.12    360    1-Aug-27       $284,813.57
4601121  LEBANON                NJ    08833    SFD        7.875      7.609   $2,319.86    360    1-Aug-27       $319,729.82
4601136  NORTH MASSAPEQUA       NY    11758    SFD        8.000      7.734    $924.55     360    1-Aug-27       $125,915.45
4601154  KIDDER TOWNSHIP        PA    18624    SFD        8.500      8.234   $1,207.20    360    1-Jun-27       $155,712.62
4601235  VIRGINIA BEACH         VA    23455    SFD        8.500      8.234   $1,899.22    360    1-Jul-27       $246,699.66
4601240  LOS ANGELES            CA    91326    SFD        8.125      7.859   $2,544.54    360    1-Jul-27       $342,250.13
4601637  RANDOLPH TOWNSHIP      NJ    07869    SFD        7.750      7.484   $2,005.96    360    1-Aug-27       $279,802.38
4601679  MENDHAM TOWNSHIP       NJ    07926    SFD        8.375      8.109   $2,633.66    360    1-Aug-27       $346,284.62
4602030  PHOENIX                AZ    85020    SFD        8.375      8.109   $1,901.71    360    1-Jul-27       $249,887.87
4602069  CASTRO VALLEY          CA    94546    SFD        8.125      7.859   $2,338.87    360    1-Aug-27       $314,793.94
4602150  NEW ORLEANS            LA    70124    SFD        8.375      8.109   $1,867.50    360    1-Jun-27       $245,238.64
4602288  PLAINVIEW              NY    11803    SFD        7.875      7.609   $1,290.63    360    1-Sep-27       $178,000.00
4602530  HAYMARKET              VA    20169    SFD        8.500      8.234   $4,459.70    360    1-Jul-27       $575,599.14
4602616  PORT JEFFERSON         NY    11777    SFD        8.500      8.234   $2,729.65    360    1-Jul-27       $354,568.34
4602681  PHOENIX                AZ    85044    SFD        8.250      7.984   $1,980.34    360    1-Jul-27       $263,262.66
4602696  WESTON                 CT    06883    SFD        8.250      7.984   $2,031.43    360    1-Aug-27       $270,227.57
4602885  SEATTLE                WA    98199    SFD        8.000      7.734   $2,201.29    360    1-Jun-27       $299,392.10
4602926  LEONIA                 NJ    07605    SFD        7.625      7.359   $1,840.27    360    1-Sep-27       $260,000.00
4603069  LITHONIA               GA    30058    SFD        8.000      7.734   $3,023.12    360    1-Aug-27       $411,723.55
4603224  KEY WEST               FL    33040    SFD        8.375      8.109   $2,816.07    360    1-Jun-27       $369,804.29
4603266  BEVERLY HILLS          CA    90211    SFD        7.875      7.609   $4,712.96    360    1-Jul-27       $649,102.40
4603322  HOLLAND                PA    18966    SFD        8.500      8.234   $2,468.98    360    1-Jul-27       $320,709.58
4603716  BASKING RIDGE          NJ    07920    SFD        7.750      7.484   $2,794.01    360    1-Sep-27       $390,000.00
4603748  NEWTOWN                PA    18940    SFD        8.125      7.859   $3,972.36    360    1-Aug-27       $534,650.04
4603948  BROOKLYN               NY    11218    SFD        8.000      7.734   $2,113.25    360    1-Jul-27       $287,612.21
4604053  OGDEN                  UT    84404    SFD        8.250      7.984   $1,703.88    360    1-Jul-27       $226,509.75
4604219  GARDEN CITY            NY    11530    SFD        7.875      7.609   $2,465.24    360    1-Aug-27       $339,766.01
4604480  STATEN ISLAND          NY    10304    SFD        7.875      7.609   $1,711.17    360    1-Aug-27       $235,837.58
4604543  EDMOND                 OK    73003    SFD        8.250      7.984   $2,844.30    360    1-Sep-27       $378,600.00
4604569  NEW ROCHELLE           NY    10804    SFD        7.875      7.609   $1,653.16    360    1-Jul-27       $227,685.15
4604624  MONTVILLE              NJ    07045    SFD        8.375      8.109   $1,003.30    360    1-Sep-27       $132,000.00
4604805  LAKE WORTH             FL    33467    SFD        8.250      7.984   $1,262.13    360    1-Aug-27       $167,892.87
4604937  HENDERSON              NV    89014    SFD        7.750      7.484   $2,077.60    360    1-Aug-27       $289,795.32
4604961  DOWNINGTOWN            PA    19335    SFD        7.750      7.484   $2,364.16    360    1-Aug-27       $329,767.09
4604966  BREWSTER               NY    10509    SFD        7.750      7.484   $3,044.76    360    1-Aug-27       $424,700.03
4605022  NAPERVILLE             IL    60564    SFD        8.125      7.859   $1,856.25    360    1-Jul-27       $249,671.81
4605270  ORLANDO                FL    32836    SFD        8.125      7.859   $1,940.52    360    1-Jul-27       $261,006.91
4605428  LOS ALTOS              CA    94024    SFD        7.875      7.609   $3,676.11    360    1-Aug-27       $506,651.08
4605592  SILVER SPRING          MD    20905    SFD        7.875      7.609   $3,295.08    360    1-Sep-27       $454,450.00
4605603  DERWOOD                MD    20855    SFD        8.250      7.984   $1,700.50    360    1-Aug-27       $226,205.66
4605671  RICHMOND               VA    23229    SFD        7.875      7.609   $1,703.91    360    1-Jul-27       $234,675.50
4605687  FLORIDA                NY    10921    PUD        8.625      8.359    $504.01     360    1-Jul-27        $64,723.21
4605827  KENT                   WA    98042    SFD        8.000      7.734   $2,166.81    360    1-Jul-27       $294,902.39
4605830  LARCHMONT              NY    10538    SFD        8.125      7.859   $4,640.61    360    1-Aug-27       $624,591.16
4606071  SPOKANE                WA    99206    SFD        8.125      7.859   $1,841.39    360    1-Jul-27       $247,674.46
4606150  NASHVILLE              TN    37205    SFD        8.000      7.734   $2,227.71    360    1-Aug-27       $303,396.29
4606306  VALLEY STREAM          NY    11580    SFD        8.000      7.734   $1,044.89    360    1-Aug-27       $142,304.44
4606376  EAST HAMPTON           NY    11937    SFD        8.375      8.109    $456.05     360    1-Aug-27        $59,962.70
4606440  MOULTONBORO            NH    03254    SFD        8.250      7.984   $1,712.89    360    1-Jul-27       $227,708.22
4606596  SOUTHAMPTON            NY    11968    SFD        8.000      7.734   $3,989.85    360    1-Sep-27       $543,750.00
4606630  MOHAVE VALLEY          AZ    86440    SFD        8.625      8.359   $2,321.70    360    1-Jul-27       $298,146.26
4606807  WALNUT CREEK           CA    94598    SFD        8.250      7.984   $1,840.61    360    1-Aug-27       $244,843.77
4606809  SEATTLE                WA    98199    SFD        7.875      7.609   $1,682.16    360    1-Aug-27       $231,840.34
4607074  BREWSTER               NY    10509    SFD        8.000      7.734   $1,643.64    360    1-Sep-27       $224,000.00
4607129  STAMFORD               CT    06902    SFD        7.750      7.484   $3,582.07    360    1-Aug-27       $499,647.10
4607191  LEXINGTON              MA    02173    SFD        7.875      7.609   $1,812.68    360    1-Jul-27       $249,654.76
4607441  PARKTON                MD    21120    SFD        7.875      7.609   $1,712.98    360    1-Jul-27       $235,923.76
4607563  ASHBURN                VA    20147    SFD        8.000      7.734   $2,140.40    360    1-Jul-27       $291,307.23
4607694  UNION TOWNSHIP         NJ    08827    SFD        8.250      7.984   $1,757.97    360    1-Aug-27       $233,850.78
4607768  RYE                    NY    10580    SFD        8.125      7.859   $2,227.50    360    1-Aug-27       $299,803.75
4607915  ISSAQUAH               WA    98027    SFD        8.125      7.859   $3,203.88    360    1-Jul-27       $430,933.56
4608036  SALT LAKE CITY         UT    84109    SFD        8.125      7.859   $1,930.50    360    1-Aug-27       $259,829.92
4608133  NEW ROCHELLE CITY      NY    10806    SFD        8.250      7.984   $1,791.78    360    1-Aug-27       $238,347.91
4608228  GARDEN CITY            NY    11530    SFD        8.000      7.734   $2,164.61    360    1-Aug-27       $294,802.06
4608266  SHARON                 MA    02067    SFD        8.125      7.859   $1,763.44    360    1-Aug-27       $237,344.63
4608301  SANDY                  UT    84092    SFD        7.875      7.609   $2,633.46    360    1-Jul-27       $362,698.44
4608419  EAST ROCKAWAY          NY    11518    SFD        8.375      8.109   $1,064.11    360    1-Aug-27       $139,912.97
4608554  ALPHARETTA             GA    30202    SFD        8.250      7.984   $2,392.41    360    1-Jul-27       $318,042.48
4608757  GLENDALE               CA    91207    SFD        8.000      7.734   $3,522.07    360    1-Aug-27       $479,677.93
4608874  ARLINGTON              VA    22207    SFD        7.750      7.484   $2,149.24    360    1-Aug-27       $299,788.26
4608944  MANHASSET              NY    11030    SFD        8.500      8.234   $2,691.20    360    1-Sep-27       $350,000.00
4608955  WHITE PLAINS           NY    10605    SFD        8.125      7.859   $2,696.75    360    1-Sep-27       $363,200.00
4609037  EL CAJON               CA    92020    SFD        8.375      8.109   $1,689.64    360    1-Aug-27       $222,161.83
4609118  WOODBURY               MN    55125    SFD        7.625      7.359   $2,163.02    360    1-Jul-27       $305,156.22
4609164  PELHAM MANOR           NY    10803    SFD        8.500      8.234   $1,960.73    360    1-Aug-27       $254,845.52
4609191  PHOENIX                AZ    85023    SFD        8.375      8.109   $2,280.22    360    1-Aug-27       $299,813.53
4609216  BROOKLYN               NY    11235    SFD        8.000      7.734   $1,502.75    360    1-Aug-27       $204,662.58
4609258  OREM                   UT    84058    SFD        8.250      7.984   $2,112.94    360    1-Jul-27       $280,890.07
4609309  METUCHEN               NJ    08840    SFD        8.125      7.859   $1,782.00    360    1-Aug-27       $239,843.00
4609353  GREERS FERRY           AR    72067    SFD        8.125      7.859   $1,781.99    360    1-Jul-27       $239,684.96
4609519  EAST HAMPTON           NY    11937    SFD        8.375      8.109   $1,915.39    360    1-Sep-27       $252,000.00
4609753  ROCKFORD               MI    49341    SFD        8.125      7.859   $2,177.75    360    1-Jul-27       $292,914.98
4610005  UPPER BROOKVILLE       NY    11771    SFD        8.625      8.359   $3,500.06    360    1-Sep-27       $450,000.00
4610053  ACTON AREA             CA    93510    SFD        8.750      8.484   $1,948.66    360    1-Jun-27       $247,267.99
4610076  GAITHERSBURG           MD    20877    SFD        8.250      7.984   $1,690.35    360    1-Jun-27       $224,566.62
4610112  BRIARWOOD              NY    11435    SFD        8.625      8.359   $1,736.42    360    1-Aug-27       $223,118.19
4610199  BETHESDA               MD    20817    SFD        7.750      7.484   $2,435.23    360    1-Aug-27       $339,680.09
4610336  DANVILLE               CA    94506    PUD        7.875      7.609   $2,155.64    360    1-Sep-27       $297,300.00
4610386  VIRGINIA BEACH         VA    23456    SFD        8.000      7.734    $796.87     360    1-Jul-27       $108,453.78
4610506  EDISON                 NJ    08818    SFD        8.250      7.984   $1,199.03    360    1-Aug-27       $159,498.22
4610534  BAYSIDE                NY    11361    SFD        7.875      7.609   $1,807.60    360    1-Aug-27       $249,128.43
4610546  WOODINVILLE            WA    98072    SFD        7.750      7.484   $2,181.48    360    1-Aug-27       $304,285.08
4610577  KNOXVILLE              TN    37922    SFD        7.875      7.609   $1,601.32    360    1-Aug-27       $220,698.01
4610588  LOS ANGELES            CA    90027    SFD        8.375      8.109    $741.07     360    1-Jul-27        $97,319.02
4610594  EAST NORTHPORT         NY    11731    SFD        8.250      7.984   $1,481.50    360    1-Sep-27       $197,200.00
4610675  HUNTINGTON BEACH       CA    92646    SFD        8.125      7.859   $1,737.45    360    1-Aug-27       $233,846.92
4610832  LEBANON                NJ    08833    SFD        7.625      7.359   $2,831.18    360    1-Aug-27       $399,710.49
4610840  MAPLE VALLEY           WA    98038    SFD        8.250      7.984   $2,021.66    360    1-Jul-27       $267,698.02
4611064  NAPLES                 FL    34104    LCO        8.375      8.109    $488.62     360    1-Aug-27        $64,245.04
4611128  REDDING                CT    06896    SFD        8.125      7.859   $2,187.40    360    1-Sep-27       $294,600.00
4611167  SMITHTOWN              NY    11787    SFD        7.875      7.609    $725.07     360    1-Aug-27        $99,931.18
4611196  PLEASANTVILLE          NY    10570    SFD        8.750      8.484   $4,531.39    360    1-Jul-27       $575,334.80
4611224  BETHPAGE               NY    11714    SFD        8.000      7.734    $901.07     360    1-Aug-27       $122,717.60
4611235  GLENDALE               CA    91202    SFD        8.000      7.734   $1,834.41    360    1-Aug-27       $249,832.26
4611356  STAMFORD               CT    06903    SFD        7.500      7.234   $2,377.33    360    1-Aug-27       $339,747.67
4611365  BASKING RIDGE          NJ    07920    SFD        7.750      7.484   $1,970.14    360    1-Sep-27       $275,000.00
4611487  NIWOT                  CO    80503    SFD        8.000      7.734   $3,583.71    360    1-Aug-27       $488,072.29
4611512  MARTINEZ               CA    94553    SFD        8.000      7.734   $1,937.14    360    1-Jul-27       $263,644.54
4611529  SCOTTSDALE             AZ    85260    SFD        7.750      7.484   $3,037.59    360    1-Aug-27       $423,700.74
4611552  WEST HARRISON          NY    10604    SFD        7.750      7.484   $1,197.85    360    1-Sep-27       $167,200.00
4611584  EL GRANADA             CA    94018    SFD        7.875      7.609   $1,711.16    360    1-Jul-27       $235,674.12
4611601  OLD FIELD              NY    11733    SFD        7.875      7.609   $2,864.03    360    1-Sep-27       $395,000.00
4611822  BETHLEHEM TWP          PA    18045    SFD        7.500      7.234   $1,627.77    360    1-Aug-27       $232,627.23
4611841  WOODMERE               NY    11598    SFD        8.125      7.859   $1,425.59    360    1-Aug-27       $191,874.41
4611919  HACKETTSTOWN           NJ    07840    SFD        7.875      7.609    $674.32     360    1-Aug-27        $92,935.99
4611942  BALTIMORE              MD    21210    SFD        8.000      7.734   $1,761.04    360    1-Aug-27       $239,838.96
4611971  GREENVILLE             MS    38701    SFD        8.000      7.734   $2,344.38    360    1-Jul-27       $319,069.81
4611987  PLEASANTON             CA    94588    SFD        8.000      7.734   $1,831.48    360    1-Aug-27       $249,432.52
4611998  LAKEWOOD               CO    80228    SFD        7.500      7.234   $2,202.53    360    1-Jul-27       $314,530.98
4612019  CUMMING                GA    30040    SFD        8.000      7.734   $2,053.45    360    1-Aug-27       $279,662.22
4612297  OCEANSIDE              NY    11572    SFD        7.750      7.484   $1,611.93    360    1-Sep-27       $225,000.00
4612320  DALLAS                 TX    75287    SFD        7.750      7.484   $2,057.54    360    1-Aug-27       $286,997.29
4612325  ISSAQUAH               WA    98029    SFD        8.250      7.984   $3,005.07    360    1-Jul-27       $399,488.11
4612392  TEMPE                  AZ    85284    SFD        7.875      7.609   $2,674.06    360    1-Aug-27       $368,546.19
4612405  UNIVERSITY PARK        TX    75225    SFD        8.000      7.734   $3,846.77    360    1-Aug-27       $523,898.23
4612484  SAINT LOUIS            MO    63141    SFD        8.000      7.734   $1,937.14    360    1-Sep-27       $264,000.00
4612527  WOODRIDGE              IL    60517    SFD        8.375      8.109    $950.09     360    1-Aug-27       $124,922.31
4612535  HICKSVILLE             NY    11801    SFD        8.250      7.984   $1,065.09    240    1-Sep-17       $125,000.00
4612570  MERCER ISLAND          WA    98040    SFD        7.750      7.484   $2,220.88    360    1-Jul-27       $309,560.99
4612577  MENLO PARK             CA    94025    SFD        7.875      7.609   $1,812.68    360    1-Sep-27       $250,000.00
4612637  SELDEN                 NY    11784    SFD        8.250      7.984    $450.76     360    1-Sep-27        $60,000.00
4612796  TOWACO                 NJ    07082    SFD        8.000      7.734   $2,054.55    360    1-Sep-27       $280,000.00
4612835  SAN ANTONIO            TX    78258    SFD        7.875      7.609   $3,103.30    360    1-Jul-27       $427,408.97
4612893  CRANBERRY TOWNSHIP     PA    16066    SFD        8.250      7.984   $1,652.79    360    1-Aug-27       $219,859.71
4612943  WEST TISBURY           MA    02575    SFD        8.250      7.984   $2,319.54    360    1-Jul-27       $308,354.88
4612946  NEW YORK               NY    10021    HCO        8.500      8.234   $2,114.51    360    1-Aug-27       $274,833.41
4612991  TUCSON                 AZ    85718    SFD        7.750      7.484   $2,038.19    360    1-Aug-27       $284,299.21
4613087  WOODCLIFF LAKE         NJ    07675    SFD        8.000      7.734   $2,634.95    360    1-Sep-27       $359,100.00
4613140  BEDFORD                NH    03110    SFD        7.750      7.484   $1,826.86    360    1-Aug-27       $254,820.01
4613155  PORTLAND               OR    97229    SFD        7.750      7.484   $1,711.87    360    1-Sep-27       $238,950.00
4613210  HUNTINGTON BEACH       CA    92646    SFD        7.750      7.484   $1,934.32    360    1-Aug-27       $269,809.43
4613245  BELLEVUE               WA    98004    SFD        7.875      7.609   $2,175.21    360    1-Aug-27       $299,793.54
4613254  LIVINGSTON             NJ    07039    SFD        8.125      7.859   $1,798.70    360    1-Aug-27       $242,091.53
4613364  COS COB                CT    06807    LCO        7.750      7.484   $1,818.26    360    1-Sep-27       $253,800.00
4613485  STATELINE              NV    89449    SFD        7.875      7.609   $1,783.68    360    1-Aug-27       $245,830.70
4613499  ARCADIA                CA    91006    SFD        7.875      7.609   $1,975.82    360    1-Aug-27       $272,312.46
4613546  SONOMA                 CA    95476    SFD        7.625      7.359   $3,680.53    360    1-Sep-27       $520,000.00
4613559  AUSTIN                 TX    78746    SFD        7.750      7.484   $2,154.97    360    1-Sep-27       $300,800.00
4613809  MELVILLE               NY    11747    SFD        7.875      7.609   $2,900.28    360    1-Sep-27       $400,000.00
4613880  ALTON BAY              NH    03810    SFD        7.875      7.609   $1,598.78    360    1-Sep-27       $220,500.00
4613916  EAST HAMPTON           NY    11937    SFD        8.375      8.109   $1,368.14    360    1-Sep-27       $180,000.00
4613939  BISMARCK               ND    58504    SFD        8.000      7.734   $1,643.63    360    1-Aug-27       $223,849.71
4613955  BALDWIN                NY    11510    SFD        8.375      8.109   $1,124.91    360    1-Aug-27       $147,908.01
4614005  PHOENIX                AZ    85013    SFD        7.875      7.609   $1,787.30    360    1-Aug-27       $246,330.36
4614018  BASALT                 CO    81621    SFD        8.125      7.859   $2,227.50    360    1-Jul-27       $299,606.17
4614255  MUKILTEO               WA    98275    SFD        7.750      7.484   $2,871.38    360    1-Aug-27       $400,517.12
4614260  ASTORIA                NY    11102    HCO        8.500      8.234    $848.89     360    1-Aug-27       $110,333.11
4614331  SOUTHAMPTON            NY    11968    SFD        8.250      7.984   $1,953.30    360    1-Aug-27       $259,834.20
4614444  EAST MEADOW            NY    11554    SFD        8.250      7.984   $1,126.90    360    1-Sep-27       $150,000.00
4614445  BROOKLYN               NY    11230    LCO        7.875      7.609   $1,957.69    360    1-Jul-27       $269,627.15
4614473  PALM SPRINGS           CA    92262    SFD        8.375      8.109   $2,318.22    360    1-May-27       $303,830.95
4614576  ROSWELL                GA    30075    SFD        8.125      7.859    $712.80     360    1-Jul-27        $95,873.98
4614634  COLLIERVILLE           TN    38017    SFD        8.125      7.859   $1,939.78    360    1-Aug-27       $261,079.10
4614650  WAYNE                  NJ    07470    THS        8.000      7.734   $1,159.35    360    1-Aug-27       $157,893.98
4614662  CHAPPAQUA              NY    10514    SFD        8.000      7.734   $3,169.87    360    1-Sep-27       $432,000.00
4614667  COLUMBIA               MO    65201    SFD        8.000      7.734   $2,804.26    360    1-Aug-27       $381,918.57
4614690  SCOTTSDALE             AZ    85254    SFD        7.875      7.609   $2,006.99    360    1-Sep-27       $276,800.00
4614800  SAN MATEO              CA    94402    SFD        7.750      7.484   $2,614.90    360    1-Aug-27       $364,742.39
4614821  REDONDO BEACH          CA    90278    SFD        7.875      7.609   $1,680.35    360    1-Aug-27       $231,590.51
4614831  SCOTTSDALE             AZ    85255    SFD        7.875      7.609   $2,392.73    360    1-Aug-27       $329,772.90
4614876  LYNN                   MA    01904    SFD        8.500      8.234    $422.90     360    1-Aug-27        $54,966.69
4614877  ROSLYN HEIGHTS         NY    11577    SFD        7.875      7.609   $2,392.73    360    1-Sep-27       $330,000.00
4614880  ROCKFORD               MI    49341    SFD        8.125      7.859   $1,917.87    360    1-Aug-27       $258,131.04
4614903  SAGAPONACK             NY    11962    SFD        8.000      7.734   $1,518.89    360    1-Aug-27       $206,861.11
4614983  UPPER MERION TOWNSHIP  PA    19087    SFD        7.750      7.484   $1,891.33    360    1-Jul-27       $263,394.48
4615067  GRANITE BAY            CA    95746    SFD        8.375      8.109   $2,827.47    360    1-Jul-27       $371,535.95
4615091  CLARKSVILLE            AR    72830    SFD        7.875      7.609   $2,138.96    360    1-Aug-27       $294,796.98
4615137  ARGYLE                 TX    76226    SFD        8.125      7.859   $1,176.12    360    1-Jul-27       $158,192.06
4615152  ALAMO                  CA    94507    SFD        7.625      7.359   $3,078.91    360    1-Aug-27       $434,685.15
4615181  AUBURN                 NY    13021    SFD        7.875      7.609    $652.57     360    1-Sep-27        $90,000.00
4615214  SOUTHBOROUGH           MA    01745    SFD        8.000      7.734   $2,127.92    360    1-Aug-27       $289,805.42
4615451  SANTA BARBARA          CA    93103    SFD        8.125      7.859   $1,782.00    360    1-Sep-27       $240,000.00
4615463  IRVINGTON              NY    10533    SFD        7.875      7.609   $2,465.24    360    1-Sep-27       $340,000.00
4615545  SALT LAKE CITY         UT    84117    SFD        8.125      7.859   $1,728.16    360    1-Jul-27       $232,444.48
4615558  FOUNTAIN HILLS         AZ    85268    SFD        8.500      8.234    $876.56     360    1-Jul-27       $113,861.39
4615560  PORT WASHINGTON        NY    11050    SFD        8.000      7.734   $1,669.32    360    1-Jul-27       $227,193.68
4615628  MONTAUK                NY    11954    SFD        8.375      8.109    $826.96     360    1-Aug-27       $108,732.37
4615812  VERNON HILLS           IL    60061    LCO        8.375      8.109    $888.53     360    1-Jul-27       $116,754.17
4615859  PORTLAND               OR    97206    SFD        8.500      8.234    $645.89     360    1-Aug-27        $83,841.46
4615862  ATLANTA                GA    30327    SFD        8.250      7.984   $2,150.13    360    1-Aug-27       $286,017.50
4615866  NEW YORK               NY    10024    LCO        8.500      8.234   $1,897.30    360    1-Sep-27       $246,750.00
4616035  ELLICOTT CITY          MD    21042    SFD        7.875      7.609   $1,993.95    360    1-Aug-27       $274,810.74
4616048  SOUTHLAKE              TX    76092    SFD        7.625      7.359   $2,250.79    360    1-Aug-27       $317,769.84
4616104  HILLSDALE              NJ    07642    SFD        8.375      8.109   $2,052.20    360    1-Aug-27       $269,832.18
4616144  TEMPE                  AZ    85283    SFD        8.000      7.734   $1,621.62    360    1-Aug-27       $220,851.69
4616188  CHATSWORTH             CA    91311    SFD        8.375      8.109   $2,057.90    360    1-Aug-27       $270,581.71
4616216  PASADENA               CA    91105    SFD        8.000      7.734   $2,421.42    360    1-Aug-27       $329,778.58
4616220  FULTON                 MD    20759    SFD        7.875      7.609   $2,291.22    360    1-Aug-27       $315,782.53
4616221  WAYZATA                MN    55391    PUD        7.875      7.609   $2,320.22    360    1-Aug-27       $319,779.78
4616222  OLD HICKORY            TN    37138    SFD        8.000      7.734   $2,576.98    360    1-Jul-27       $350,727.14
4616399  GRANITE FALLS          WA    98252    SFD        7.875      7.609   $1,957.69    360    1-Aug-27       $269,814.19
4616401  NEWHALL                CA    91321    SFD        7.750      7.484   $2,435.81    360    1-Aug-27       $339,760.02
4616418  FORT COLLINS           CO    80524    SFD        7.750      7.484   $1,791.04    360    1-Aug-27       $249,823.54
4616508  MAPLEWOOD              NJ    07040    SFD        8.125      7.859   $2,212.65    360    1-Sep-27       $298,000.00
4616544  MARIETTA               GA    30066    SFD        7.875      7.609   $1,957.69    360    1-Aug-27       $269,814.19
4616547  PELHAM                 NY    10803    SFD        7.750      7.484   $2,829.83    360    1-Sep-27       $395,000.00
4616592  MAHWAH                 NJ    07430    LCO        8.125      7.859   $1,730.02    360    1-Aug-27       $232,847.58
4616690  HUDSON                 MA    01749    SFD        8.125      7.859   $1,937.18    360    1-Jul-27       $260,557.51
4617079  WYCKOFF                NJ    07481    SFD        8.125      7.859   $2,079.00    360    1-Jul-27       $279,632.42
4617264  ATLANTA                GA    30319    PUD        7.875      7.609   $1,812.68    360    1-Sep-27       $250,000.00
4617301  MIDWAY                 UT    84049    SFD        8.000      7.734   $1,907.79    360    1-Aug-27       $259,825.54
4617307  PLANO                  TX    75093    SFD        8.125      7.859   $3,047.21    360    1-Jul-27       $409,861.26
4617314  BROOKEVILLE            MD    20833    SFD        7.875      7.609   $1,706.82    360    1-Jul-27       $235,074.92
4617330  GOLDEN                 CO    80403    SFD        7.875      7.609   $2,167.96    360    1-Aug-27       $298,794.23
4617360  MOUNTAIN GREEN         UT    84050    SFD        8.000      7.734    $997.92     360    1-Aug-27       $135,908.75
4617396  ALAMEDA                CA    94501    SFD        7.875      7.609   $1,844.58    360    1-Aug-27       $254,224.92
4617428  SUN LAKES              AZ    85248    SFD        7.875      7.609   $1,631.41    360    1-Aug-27       $224,845.15
4617663  HAMPTON                VA    23664    SFD        7.750      7.484   $2,164.97    350    1-Oct-26       $299,772.53
4617751  HAYDEN                 ID    83835    SFD        7.875      7.609   $1,695.94    360    1-Jul-27       $233,577.00
4617769  ALPHARETTA             GA    30202    SFD        7.875      7.609   $2,066.45    360    1-Aug-27       $284,803.86
4617773  SOUTH ORANGE           NJ    07079    SFD        7.875      7.609   $1,885.19    360    1-Sep-27       $260,000.00
4617781  SAN DIEGO              CA    92128    PUD        8.125      7.859   $1,707.75    360    1-Aug-27       $229,849.54
4617790  APPLE VALLEY           MN    55124    SFD        7.875      7.609   $2,079.07    360    1-Aug-27       $286,542.67
4617934  CUMMING                GA    30130    SFD        8.500      8.234   $1,922.29    360    1-Aug-27       $249,848.54
4618086  LOS ANGELES            CA    90039    SFD        8.250      7.984   $1,983.35    360    1-Aug-27       $263,831.65
4618154  SCOTTSDALE             AZ    85255    SFD        8.000      7.734   $2,274.68    360    1-Aug-27       $309,791.99
4618170  CLOSTER                NJ    07624    SFD        8.000      7.734   $1,599.61    360    1-Sep-27       $218,000.00
4618254  NEW CITY               NY    10956    SFD        7.625      7.359   $1,875.66    360    1-Sep-27       $265,000.00
4618304  ELWOOD                 IL    60421    SFD        8.000      7.734   $2,384.74    360    1-Sep-27       $325,000.00
4618426  CARTERSVILLE           GA    30120    SFD        8.000      7.734   $2,436.10    360    1-Aug-27       $331,777.23
4618438  MASSAPEQUA             NY    11758    SFD        7.875      7.609   $1,769.17    360    1-Aug-27       $243,832.08
4618514  PHOENIX                AZ    85045    SFD        7.875      7.609   $2,052.31    360    1-Aug-27       $282,855.21
4618519  PHOENIX                AZ    85045    SFD        7.875      7.609   $1,845.30    360    1-Aug-27       $254,324.86
4618531  OKLAHOMA CITY          OK    73132    SFD        8.500      8.234    $615.14     360    1-Sep-27        $80,000.00
4618544  AUSTIN                 TX    78731    SFD        7.875      7.609   $2,205.67    360    1-Aug-27       $303,990.64
4618571  SIMI VALLEY            CA    93065    PUD        7.875      7.609   $2,186.09    360    1-Aug-27       $301,292.50
4618579  LEVITTOWN              NY    11756    SFD        7.750      7.484    $594.63     360    1-Sep-27        $83,000.00
4618623  MORGAN HILL            CA    95037    SFD        8.125      7.859   $2,755.78    360    1-Aug-27       $370,907.22
4618647  FALMOUTH               MA    02540    SFD        7.750      7.484   $1,719.39    360    1-Aug-27       $239,830.61
4618659  MOUNT VERNON           WA    98274    SFD        8.000      7.734   $1,822.68    360    1-Aug-27       $248,233.32
4618796  EDINBURG               TX    78539    SFD        8.000      7.734   $1,614.28    360    1-Aug-27       $219,852.39
4618835  LOVELAND               CO    80537    SFD        7.750      7.484   $2,364.16    360    1-Sep-27       $330,000.00
4618859  PHOENIX                AZ    85018    SFD        7.875      7.609   $1,775.33    360    1-Aug-27       $244,681.50
4618990  KIRKLAND               WA    98034    SFD        8.125      7.859   $3,712.49    360    1-Aug-27       $499,672.93
4619026  AVALON                 CA    90704    LCO        8.250      7.984    $859.27     360    1-Aug-27       $114,302.06
4619075  ROSWELL                GA    30075    SFD        8.000      7.734   $1,884.31    360    1-Aug-27       $256,627.69
4619097  PHOENIX                AZ    85022    SFD        8.000      7.734   $1,773.88    360    1-Aug-27       $241,587.79
4619116  LAKE OSWEGO            OR    97035    SFD        8.000      7.734   $2,036.20    360    1-Aug-27       $277,313.80
4619119  PASEO VERDES ESTATES   CA    90274    SFD        8.500      8.234   $7,689.14    360    1-Aug-27       $999,394.19
4619137  LOCUST VALLEY          NY    11560    SFD        8.125      7.859   $2,979.27    360    1-Sep-27       $401,250.00
4619161  BRIDGEHAMPTON          NY    11932    SFD        8.250      7.984   $3,005.07    360    1-Aug-27       $399,744.93
4619166  PLAYA DEL REY          CA    90293    MF2        8.125      7.859   $2,079.00    360    1-Aug-27       $279,816.83
4619285  BRIDGEWATER            NJ    08807    SFD        7.625      7.359   $2,123.39    360    1-Sep-27       $300,000.00
4619309  SCOTTSDALE             AZ    85254    SFD        7.875      7.609   $1,683.25    360    1-Aug-27       $231,990.23
4619353  TRUMBULL               CT    06611    SFD        7.625      7.359   $2,406.50    360    1-Jul-27       $339,506.26
4619363  COTO DE CAZA           CA    92679    SFD        7.875      7.609   $1,798.18    360    1-Aug-27       $247,627.50
4619371  WOLFEBORO              NH    03894    SFD        7.875      7.609   $1,558.90    360    1-Sep-27       $215,000.00
4619413  LAKE ORION             MI    48362    SFD        8.125      7.859   $2,305.45    360    1-Aug-27       $310,296.89
4619431  HOUSTON                TX    77019    SFD        7.875      7.609   $2,925.24    240    1-Aug-17       $352,391.32
4619574  LOS ANGELES            CA    90036    SFD        8.250      7.984   $1,947.29    360    1-Aug-27       $259,034.71
4619576  ROSLYN HEIGHTS         NY    11577    SFD        8.625      8.359   $2,916.71    360    1-Aug-27       $374,778.61
4619775  SEATTLE                WA    98103    SFD        7.875      7.609   $1,631.41    360    1-Aug-27       $224,845.16
4619836  STAMFORD               CT    06905    LCO        8.625      8.359    $816.68     360    1-Sep-27       $105,000.00
4619846  GRANADA HILLS          CA    91344    SFD        8.000      7.734    $901.07     360    1-Aug-27       $122,717.60
4619863  FALMOUTH               MA    02540    SFD        7.500      7.234   $1,817.96    360    1-Sep-27       $260,000.00
4619885  WESTHAMPTON BEACH      NY    11978    SFD        8.125      7.859   $2,316.60    360    1-Sep-27       $312,000.00
4619891  PHOENIX                AZ    85044    SFD        7.875      7.609   $3,248.32    360    1-Sep-27       $448,000.00
4619971  VICTOR                 ID    83455    SFD        8.000      7.734   $2,568.18    360    1-Sep-27       $350,000.00
4620031  SPOKANE                WA    99203    SFD        7.875      7.609   $1,693.76    360    1-Aug-27       $233,439.24
4620079  PHOENIX                AZ    85045    SFD        7.750      7.484   $1,955.81    360    1-Aug-27       $272,807.31
4620113  SILVER SPRING          MD    20905    SFD        7.750      7.484   $1,945.78    360    1-Aug-27       $271,408.30
4620144  RICHMOND               VA    23229    SFD        7.750      7.484   $2,865.65    360    1-Sep-27       $400,000.00
4620176  HALLSVILLE             TX    75650    SFD        8.125      7.859   $2,227.50    360    1-Aug-27       $299,803.75
4620188  CONCORD                CA    94521    SFD        7.875      7.609   $1,840.23    360    1-Sep-27       $253,800.00
4620228  NORCROSS               GA    30092    SFD        8.375      8.109   $2,447.06    360    1-Aug-27       $321,749.89
4620313  SEATTLE                WA    98146    SFD        7.750      7.484   $1,647.75    360    1-Aug-27       $229,837.67
4620521  INDIAN HEAD PARK       IL    60525    SFD        8.000      7.734   $2,378.86    360    1-Aug-27       $323,982.47
4620728  MILL CREEK             WA    98012    SFD        8.000      7.734   $2,202.39    360    1-Jun-27       $299,389.79
4620797  SARATOGA               NC    27873    SFD        8.375      8.109    $668.87     360    1-Aug-27        $87,945.30
4620803  SANDY                  UT    84092    SFD        7.875      7.609   $2,399.98    360    1-Aug-27       $330,772.21
4620817  CITY ISLAND            NY    10464    SFD        8.375      8.109   $1,124.91    360    1-Sep-27       $148,000.00
4620818  SAN ANTONIO            TX    78212    SFD        7.875      7.609   $1,653.16    360    1-Aug-27       $227,331.25
4620844  YORBA LINDA            CA    92886    SFD        8.125      7.859   $2,358.92    360    1-Aug-27       $317,492.17
4620903  SCOTTSDALE             AZ    85259    SFD        7.875      7.609   $2,094.01    360    1-Aug-27       $288,601.24
4621016  LOWER TWP              NJ    08260    LCO        8.500      8.234    $499.80     360    1-Aug-27        $64,960.62
4621081  BAKERSFIELD            CA    93311    PUD        8.125      7.859    $801.90     360    1-Aug-27       $107,863.50
4621338  SKILLMAN               NJ    08558    SFD        7.375      7.109   $1,736.02    360    1-Sep-27       $251,350.00
4621372  CASTRO VALLEY          CA    94552    SFD        7.750      7.484   $1,960.11    360    1-Sep-27       $273,600.00
4621445  SARASOTA               FL    34238    SFD        7.625      7.359   $1,846.99    360    1-Aug-27       $260,761.13
4621548  LOVELADIES             NJ    08008    SFD        7.875      7.609   $1,761.92    360    1-Sep-27       $243,000.00
4621639  RALEIGH                NC    27613    SFD        8.750      8.484   $1,416.07    360    1-Aug-27       $179,896.43
4621672  WEST ISLIP             NY    11795    SFD        8.000      7.734   $1,643.64    360    1-Sep-27       $224,000.00
4621673  HOUSTON                TX    77077    SFD        7.625      7.359   $1,768.43    360    1-Aug-27       $249,669.16
4621682  NEW ROCHELLE           NY    10804    SFD        7.750      7.484   $2,149.24    360    1-Sep-27       $300,000.00
4621727  ALEXANDRIA             VA    22309    SFD        7.875      7.609   $2,719.01    360    1-Aug-27       $374,741.93
4621739  NEW ORLEANS            LA    70118    SFD        7.750      7.484   $2,149.24    360    1-Aug-27       $299,788.26
4621905  BELLINGHAM             WA    98226    SFD        7.625      7.359   $1,749.67    360    1-Sep-27       $247,200.00
4621924  DANA POINT             CA    92629    SFD        7.750      7.484   $1,735.51    360    1-Aug-27       $242,079.02
4621992  LEAWOOD                KS    66209    SFD        7.750      7.484   $1,576.11    360    1-Sep-27       $220,000.00
4622021  DOWNERS GROVE          IL    60516    SFD        7.875      7.609   $1,740.17    360    1-Aug-27       $239,834.83
4622088  SAN JOSE               CA    95123    SFD        7.625      7.359   $1,826.11    360    1-Sep-27       $258,000.00
4622116  SMITHTOWN              NY    11787    SFD        8.250      7.984   $1,998.37    360    1-Aug-27       $265,830.38
4622133  BROOKLYN               NY    11235    SFD        8.125      7.859   $2,138.40    360    1-Sep-27       $288,000.00
4622142  SAN BRUNO              CA    94066    SFD        7.625      7.359   $2,144.62    360    1-Aug-27       $302,780.69
4622204  MILLBRAE               CA    94030    SFD        8.125      7.859   $2,079.00    360    1-Aug-27       $279,816.83
4622247  GIG HARBOR             WA    98335    SFD        7.875      7.609   $2,204.21    360    1-Aug-27       $303,790.79
4622271  NORTH POTOMAC          MD    20878    SFD        7.750      7.484   $1,748.05    360    1-Aug-27       $243,827.78
4622282  ENGLEWOOD              NJ    07631    SFD        8.000      7.734   $4,255.83    360    1-Aug-27       $579,610.84
4622325  DANA POINT             CA    92629    SFD        7.875      7.609   $1,826.82    360    1-Aug-27       $251,776.60
4622377  GARDEN CITY            NY    11530    SFD        7.625      7.359   $1,769.49    360    1-Aug-27       $249,819.05
4622385  FREEHOLD               NJ    07728    SFD        7.875      7.609   $1,986.69    360    1-Aug-27       $273,811.44
4622392  DELRAY BEACH           FL    33484    SFD        8.000      7.734   $2,421.43    360    1-Aug-27       $329,778.57
4622465  LARCHMONT              NY    10538    SFD        8.375      8.109   $1,921.47    360    1-Aug-27       $252,642.86
4622478  SAN CLEMENTE           CA    92672    SFD        7.750      7.484   $1,899.93    360    1-Sep-27       $265,200.00
4622612  CHESTNUT RIDGE         NY    10977    SFD        8.250      7.984   $1,262.13    360    1-Sep-27       $168,000.00
4622644  WOODLAND PARK          CO    80863    SFD        7.750      7.484   $1,998.80    360    1-Aug-27       $278,803.07
4622719  HILTON HEAD ISLAND     SC    29928    SFD        8.250      7.984   $1,006.70    360    1-Aug-27       $133,914.55
4622752  SLIDELL                LA    70461    SFD        7.875      7.609   $2,181.01    360    1-Aug-27       $300,592.99
4622837  MADISON                MS    39110    SFD        8.000      7.734   $2,568.18    360    1-Jul-27       $349,528.75
4622873  WINTERS                CA    95694    SFD        7.750      7.484   $2,758.19    360    1-Sep-27       $385,000.00
4622896  MADISON                NJ    07940    SFD        7.500      7.234   $2,729.74    360    1-Sep-27       $390,400.00
4622915  RIDGEFIELD             CT    06877    SFD        8.125      7.859   $1,559.25    360    1-Aug-27       $209,862.63
4622917  ENCINO                 CA    91316    SFD        7.875      7.609   $2,109.96    360    1-Sep-27       $291,000.00
4622925  THOUSAND OAKS          CA    91320    SFD        8.500      8.234   $1,879.22    360    1-Aug-27       $244,251.95
4622936  SETAUKET               NY    11733    SFD        8.375      8.109   $1,689.65    360    1-Sep-27       $222,300.00
4623002  SAINT MICHAELS         MD    21663    SFD        7.875      7.609   $1,921.44    360    1-Sep-27       $265,000.00
4623044  PLACERVILLE            CO    81430    SFD        7.875      7.609   $3,958.88    360    1-Aug-27       $545,624.25
4623139  WILMINGTON             DE    19806    THS        7.625      7.359   $1,627.93    360    1-Sep-27       $230,000.00
4623147  ROSWELL                GA    30076    SFD        7.625      7.359   $2,689.62    360    1-Aug-27       $379,724.96
4623150  HILLSBORO              OR    97123    SFD        7.875      7.609   $1,598.78    360    1-Aug-27       $220,348.25
4623208  HANOVER TOWNSHIP       NJ    07927    SFD        7.750      7.484   $1,683.57    360    1-Sep-27       $235,000.00
4623216  ROWLAND HEIGHTS AREA   CA    91748    SFD        7.750      7.484   $1,719.39    360    1-Aug-27       $239,830.61
4623224  LONG BEACH             CA    90814    SFD        7.750      7.484   $2,005.96    360    1-Aug-27       $279,802.37
4623232  FAIRFAX STATION        VA    22039    SFD        7.750      7.484   $2,550.43    360    1-Aug-27       $355,748.74
4623236  SCARSDALE              NY    10583    SFD        8.125      7.859   $1,262.25    360    1-Sep-27       $170,000.00
4623269  DALLAS                 TX    75225    SFD        8.125      7.859   $1,941.64    360    1-Sep-27       $261,500.00
4623292  DEARBORN               MI    48124    SFD        8.250      7.984   $1,858.64    360    1-Sep-27       $247,400.00
4623309  REDDING                CT    06896    SFD        7.875      7.609   $1,341.38    360    1-Sep-27       $185,000.00
4623315  TENAFLY                NJ    07670    SFD        8.500      8.234   $1,537.83    360    1-Aug-27       $199,878.84
4623415  POWAY                  CA    92064    SFD        7.875      7.609   $2,457.99    360    1-Sep-27       $339,000.00
4623420  OXNARD AREA            CA    93035    SFD        8.125      7.859   $2,947.72    360    1-Aug-27       $396,740.31
4623445  HIGHLAND PARK          TX    75205    SFD        8.125      7.859   $3,278.87    360    1-Aug-27       $441,311.13
4623459  DEXTER                 MI    48130    SFD        8.375      8.109   $1,732.21    360    1-Aug-27       $227,758.34
4623463  TENAFLY                NJ    07670    SFD        7.750      7.484   $2,693.71    360    1-Sep-27       $376,000.00
4623494  COLOGNE                NJ    08213    SFD        8.000      7.734   $1,981.16    360    1-Aug-27       $269,818.84
4623520  POTOMAC                MD    20854    SFD        7.750      7.484   $2,292.52    360    1-Aug-27       $319,774.15
4623561  LAS VEGAS              NV    89107    SFD        7.500      7.234   $1,796.99    360    1-Aug-27       $256,809.26
4623566  THOUSAND OAKS          CA    91362    SFD        7.875      7.609   $2,348.87    360    1-Sep-27       $323,950.00
4623597  COLLIERVILLE           TN    38017    SFD        7.875      7.609   $2,807.47    360    1-Aug-27       $386,933.53
4623907  LAKE FOREST            CA    92630    SFD        8.125      7.859   $1,707.01    360    1-Aug-27       $229,749.61
4624007  PARK CITY              UT    84060    PUD        7.875      7.609   $2,283.97    360    1-Aug-27       $314,783.22
4624067  SIERRA MADRE           CA    91024    SFD        7.500      7.234   $1,931.93    360    1-Sep-27       $276,300.00
4624095  LAKE GROVE             NY    11755    SFD        7.875      7.609   $1,368.94    360    1-Aug-27       $188,670.06
4624115  SCOTTSDALE             AZ    85258    SFD        8.000      7.734   $2,384.13    360    1-Aug-27       $324,782.54
4624117  NEW ORLEANS            LA    70131    SFD        7.875      7.609   $2,632.00    360    1-Aug-27       $362,750.19
4624124  ARCADIA                CA    91007    SFD        7.750      7.484   $2,622.07    360    1-Aug-27       $365,741.68
4624170  HIGHLAND               CA    92346    SFD        8.000      7.734   $1,650.98    360    1-Aug-27       $224,749.02
4624238  LITTLE RIVER           SC    29566    LCO        8.500      8.234    $397.15     360    1-Aug-27        $51,618.70
4624265  LITTLE RIVER           SC    29566    LCO        8.375      8.109    $717.70     360    1-Aug-27        $94,366.31
4624313  SCOTTSDALE             AZ    85254    SFD        7.875      7.609   $1,624.16    360    1-Aug-27       $223,845.84
4624316  LOS ALTOS              CA    94022    SFD        7.500      7.234   $3,160.45    360    1-Aug-27       $451,664.55
4624323  FRESNO                 CA    93711    SFD        8.125      7.859   $1,848.82    360    1-Sep-27       $249,000.00
4624337  OVERLAND PARK          KS    66213    SFD        7.750      7.484   $1,586.14    360    1-Aug-27       $221,243.74
4624358  NEWTOWN SQUARE         PA    19073    SFD        7.875      7.609   $2,399.98    360    1-Sep-27       $331,000.00
4624416  BRIELLE                NJ    08730    SFD        8.250      7.984   $1,840.61    360    1-Aug-27       $244,843.77
4624564  FLORAL PARK            NY    11004    SFD        7.750      7.484   $1,587.57    360    1-Sep-27       $221,600.00
4624565  VISTA                  CA    92083    SFD        7.875      7.609    $928.82     360    1-Aug-27       $128,011.84
4624588  METAIRIE               LA    70005    SFD        7.875      7.609   $2,874.90    360    1-Sep-27       $396,500.00
4624599  SANDY                  UT    84092    SFD        8.125      7.859   $2,672.99    360    1-Aug-27       $359,764.51
4624616  SANIBEL                FL    33957    SFD        8.375      8.109   $1,064.11    360    1-Sep-27       $140,000.00
4624626  BAYSIDE                NY    11360    SFD        8.375      8.109   $1,613.26    360    1-Aug-27       $212,118.07
4624658  SUN VALLEY             ID    83353    LCO        8.250      7.984    $458.28     360    1-Aug-27        $60,961.10
4624694  SNOHOMISH              WA    98296    SFD        7.500      7.234   $1,722.51    360    1-Aug-27       $245,848.18
4624815  SALINAS                CA    93908    SFD        7.875      7.609   $2,175.21    360    1-Aug-27       $299,793.54
4624817  FAIRFAX                VA    22030    SFD        7.625      7.359   $2,010.14    360    1-Aug-27       $283,794.44
4624832  LOS ANGELES            CA    90056    SFD        7.875      7.609   $2,830.68    360    1-Aug-27       $390,131.32
4624837  FREMONT                CA    94539    SFD        8.250      7.984   $1,746.70    360    1-Aug-27       $232,351.74
4624964  FLORHAM PARK           NJ    07932    SFD        7.875      7.609   $1,812.68    360    1-Aug-27       $249,827.95
4625003  FRESNO                 CA    93711    SFD        8.000      7.734   $6,126.94    360    1-Sep-27       $835,000.00
4625169  BALTIMORE              MD    21202    HCO        8.500      8.234    $409.06     360    1-Aug-27        $53,167.78
4625198  LOS ANGELES            CA    90077    SFD        8.125      7.859   $2,208.93    360    1-Aug-27       $297,305.40
4625199  POMONA                 NY    10970    SFD        8.000      7.734   $1,357.47    360    1-Aug-27       $184,875.87
4625295  AUSTIN                 TX    78730    SFD        8.375      8.109   $2,424.64    360    1-Aug-27       $318,801.71
4625313  PLAINVIEW              NY    11803    SFD        8.125      7.859    $891.00     360    1-Sep-27       $120,000.00
4625350  SAN CLEMENTE           CA    92672    SFD        7.875      7.609   $1,827.18    360    1-Sep-27       $252,000.00
4625361  MARIETTA               GA    30067    SFD        7.750      7.484   $2,067.39    360    1-Aug-27       $288,371.33
4625369  BIRMINGHAM             AL    35213    SFD        7.875      7.609   $2,012.07    360    1-Aug-27       $277,309.02
4625373  HAYWARD                CA    94542    LCO        8.125      7.859    $873.18     360    1-Sep-27       $117,600.00
4625388  BORING                 OR    97009    SFD        7.875      7.609   $1,658.96    360    1-Sep-27       $228,800.00
4625470  LYNBROOK               NY    11563    SFD        8.000      7.734    $770.46     360    1-Sep-27       $105,000.00
4625492  NEW ORLEANS            LA    70128    SFD        7.625      7.359   $1,896.89    360    1-Aug-27       $267,806.03
4625507  MAUMELLE               AR    72113    SFD        8.500      8.234   $2,395.17    360    1-Aug-27       $311,311.29
4625552  PLACITAS               NM    87043    SFD        8.250      7.984   $1,953.29    360    1-Jul-27       $259,667.28
4625556  COLLEGE STATION        TX    77845    SFD        8.000      7.734    $372.76     360    1-Aug-27        $50,765.91
4625593  FISHERS                IN    46038    SFD        7.750      7.484   $1,650.62    360    1-Aug-27       $230,237.38
4625602  HALESITE               NY    11743    SFD        8.000      7.734   $1,087.38    240    1-Sep-17       $130,000.00
4625628  BATON ROUGE            LA    70810    SFD        7.750      7.484   $2,220.88    360    1-Aug-27       $309,781.20
4625681  RHINEBECK              NY    12572    SFD        8.125      7.859   $1,104.25    360    1-Aug-27       $148,622.71
4625708  HENDERSON              NV    89014    SFD        7.750      7.484   $2,715.21    360    1-Aug-27       $378,732.50
4625753  NORTH KINGSTOWN        RI    02852    SFD        8.250      7.984   $2,022.79    360    1-Aug-27       $269,078.30
4625819  MENDHAM                NJ    07945    SFD        7.875      7.609   $1,930.50    360    1-Aug-27       $266,066.77
4625908  MANHATTAN BEACH        CA    90266    SFD        8.000      7.734   $4,769.47    360    1-Sep-27       $650,000.00
4625939  WEBSTER                MN    55088    SFD        7.750      7.484   $1,755.21    360    1-Aug-27       $244,827.09
4625971  BEAVERCREEK            OR    97004    SFD        7.750      7.484   $1,853.72    360    1-Sep-27       $258,750.00
4626025  BIRMINGHAM             AL    35242    SFD        7.250      6.984   $1,705.44    360    1-Aug-27       $249,804.98
4626095  WARSON WOODS           MO    63122    SFD        8.125      7.859   $1,395.89    360    1-Aug-27       $187,877.03
4626135  CORNWALL               NY    12518    SFD        7.625      7.359   $1,628.28    360    1-Sep-27       $230,050.00
4626150  DALLAS                 TX    75238    SFD        8.000      7.734    $584.08     360    1-Aug-27        $79,546.59
4626197  SAN JOSE               CA    95133    SFD        7.750      7.484   $2,303.99    360    1-Aug-27       $321,373.01
4626296  HUNTINGTON             NY    11743    SFD        8.125      7.859   $2,101.27    360    1-Sep-27       $283,000.00
4626342  BARRINGTON             IL    60010    SFD        7.625      7.359   $1,804.88    360    1-Sep-27       $255,000.00
4626392  CENTER MORICHES        NY    11934    SFD        8.000      7.734    $550.33     360    1-Sep-27        $75,000.00
4626492  LOS ANGELES            CA    90025    LCO        8.250      7.984   $1,788.02    360    1-Aug-27       $237,848.23
4626516  THE WOODLANDS          TX    77381    SFD        7.750      7.484   $2,378.49    360    1-Aug-27       $331,765.68
4626525  HOOVER                 AL    35242    SFD        7.500      7.234   $1,887.88    360    1-Aug-27       $269,799.62
4626583  ASHBURN                VA    20148    SFD        7.500      7.234   $1,690.00    360    1-Aug-27       $241,520.63
4626640  LA CRESCENTA AREA      CA    91214    SFD        7.875      7.609   $1,709.71    360    1-Aug-27       $235,637.73
4626656  CHARLOTTE              NC    28226    SFD        7.500      7.234   $2,237.49    360    1-Sep-27       $320,000.00
4626683  LAWRENCEVILLE          GA    30043    SFD        8.125      7.859    $840.88     360    1-Aug-27       $113,175.92
4626689  LOS ANGELES            CA    90066    SFD        7.500      7.234   $1,675.32    360    1-Sep-27       $239,600.00
4626703  BOULDER                CO    80301    SFD        7.500      7.234   $1,625.67    360    1-Aug-27       $232,327.46
4626706  MORGAN HILL            CA    95037    SFD        8.000      7.734   $2,557.90    360    1-Sep-27       $348,600.00
4626725  POTOMAC                MD    20854    SFD        7.750      7.484   $1,837.60    360    1-Sep-27       $256,500.00
4626783  GREAT FALLS            VA    22066    SFD        7.500      7.234   $2,111.63    360    1-Aug-27       $301,775.87
4626785  DEMAREST               NJ    07627    SFD        8.375      8.109   $3,344.32    360    1-Jun-27       $439,173.80
4626815  HASTINGS-ON-HUDSON     NY    10706    SFD        8.000      7.734   $2,120.58    360    1-Sep-27       $289,000.00
4626844  THE WOODLANDS          TX    77381    SFD        7.500      7.234   $1,559.25    360    1-Aug-27       $222,834.50
4626885  MIAMI                  FL    33157    SFD        7.250      6.984   $1,800.95    360    1-Aug-27       $263,794.05
4626895  VILLA PARK             CA    92861    SFD        7.750      7.484   $2,579.09    360    1-Sep-27       $360,000.00
4626900  POCONO PINES           PA    18350    SFD        7.375      7.109   $2,072.03    360    1-Sep-27       $300,000.00
4627027  PORT WASHINGTON        NY    11050    MF2        8.125      7.859   $2,298.78    360    1-Sep-27       $309,600.00
4627109  DACULA                 GA    30211    SFD        7.625      7.359   $1,769.48    360    1-Aug-27       $249,819.07
4627255  HOLLYWOOD              FL    33019    SFD        7.875      7.609   $3,625.35    360    1-Aug-27       $499,655.90
4627282  LAKE WORTH             FL    33467    SFD        8.250      7.984   $1,111.88    360    1-Sep-27       $148,000.00
4627613  LAGUNA BEACH           CA    92651    SFD        7.625      7.359   $1,804.88    360    1-Aug-27       $254,815.43
4627702  LAKE GROVE             NY    11755    SFD        8.125      7.859   $1,971.34    360    1-Aug-27       $265,326.32
4627761  NEW BERLIN             WI    53151    SFD        7.750      7.484   $1,898.50    360    1-Sep-27       $265,000.00
4628002  MCLEAN                 VA    22101    SFD        7.625      7.359   $2,300.33    360    1-Sep-27       $325,000.00
4628109  CLIFTON                VA    20124    SFD        7.500      7.234   $1,957.80    360    1-Aug-27       $279,792.20
4628243  TUALATIN               OR    97062    SFD        8.000      7.734   $1,650.98    360    1-Sep-27       $225,000.00
4628301  SUN VALLEY             ID    83353    LCO        7.750      7.484   $3,223.86    360    1-Aug-27       $449,682.39
4628329  TOWN AND COUNTRY       MO    63131    SFD        7.750      7.484   $2,288.94    360    1-Aug-27       $319,274.50
4628382  SAN DIEGO              CA    92037    LCO        8.375      8.109    $626.30     360    1-Aug-27        $82,348.78
4628411  LINDON                 UT    84042    SFD        7.750      7.484   $1,911.39    360    1-Mar-27       $265,651.76
4628470  SANDY                  UT    84093    SFD        8.000      7.734   $3,155.19    360    1-Sep-27       $430,000.00
4628471  SOUTH JORDAN           UT    84095    SFD        8.000      7.734   $2,230.65    360    1-Sep-27       $304,000.00
4628493  SOUTH RIDING           VA    20152    SFD        8.375      8.109   $2,196.61    360    1-Aug-27       $288,820.37
4628503  DALLAS                 TX    75214    SFD        8.000      7.734   $2,113.25    360    1-Sep-27       $288,000.00
4628511  BIG BEAR LAKE          CA    92315    SFD        8.250      7.984   $1,676.83    360    1-Sep-27       $223,200.00
4628561  CHESTER                MD    21619    SFD        7.750      7.484    $666.27     360    1-Aug-27        $91,927.90
4628650  LAGUNA HILLS           CA    92656    SFD        7.875      7.609   $1,742.35    360    1-Aug-27       $240,134.62
4628771  ORLANDO                FL    32832    SFD        7.625      7.359   $1,946.44    360    1-Sep-27       $275,000.00
4628850  ANNAPOLIS              MD    21401    SFD        7.875      7.609   $2,361.19    360    1-Aug-27       $325,425.89
4628925  LOXAHATCHEE            FL    33470    SFD        8.000      7.734    $997.92     360    1-Sep-27       $136,000.00
4628926  CHARLOTTESVILLE        VA    22911    SFD        8.375      8.109   $2,223.22    360    1-Aug-27       $292,318.19
4628961  BIRMINGHAM             AL    35244    SFD        7.625      7.359   $1,840.26    360    1-Sep-27       $260,000.00
4629026  ATLANTA                GA    30328    SFD        7.875      7.609   $1,464.64    360    1-Aug-27       $201,860.99
4629073  EDMONDS                WA    98020    SFD        7.375      7.109   $1,878.64    360    1-Aug-27       $271,793.03
4629080  CLINTON                WA    98236    SFD        7.875      7.609   $1,631.41    360    1-Aug-27       $224,845.15
4629152  SANTA ANA              CA    92706    SFD        7.875      7.609   $1,276.13    360    1-Aug-27       $175,878.87
4629163  NEW YORK               NY    10024    MF2        8.500      8.234   $3,124.17    240    1-Sep-17       $360,000.00
4629215  SAN DIEGO              CA    92130    SFD        8.000      7.734   $2,575.52    360    1-Sep-27       $351,000.00
4629289  DUNWOODY               GA    30338    SFD        8.250      7.984   $1,031.49    360    1-Sep-27       $137,300.00
4629317  HARLINGEN              TX    78550    SFD        7.750      7.484   $2,005.96    360    1-Sep-27       $280,000.00
4629321  DALLAS                 TX    75230    SFD        7.875      7.609   $1,328.33    360    1-Sep-27       $183,200.00
4629388  GOLDEN                 CO    80401    LCO        7.625      7.359   $1,868.58    360    1-Aug-27       $263,808.92
4629402  LAUREL                 MD    20707    SFD        8.500      8.234   $1,993.02    360    1-Sep-27       $259,200.00
4629434  GATLINBURG             TN    37738    SFD        7.625      7.359   $1,591.90    360    1-Sep-27       $224,910.00
4629571  UNIVERSITY PARK        TX    75225    SFD        7.875      7.609   $3,081.55    360    1-Sep-27       $425,000.00
4630100  FOUNTAIN VALLEY        CA    92708    SFD        7.750      7.484   $1,853.72    360    1-Sep-27       $258,750.00
4630200  MYRTLE CREEK           OR    97457    SFD        7.875      7.609   $2,102.71    360    1-Sep-27       $290,000.00
4630385  PARAMUS                NJ    07652    SFD        8.000      7.734   $1,731.69    360    1-Sep-27       $236,000.00
4630407  CHARLOTTESVILLE        VA    22903    SFD        8.000      7.734   $2,228.81    360    1-Jun-27       $303,134.49
4630502  SARASOTA               FL    34232    SFD        8.125      7.859    $668.25     360    1-Sep-27        $90,000.00
4630666  EAST NORTHPORT         NY    11731    SFD        8.500      8.234    $915.01     360    1-Sep-27       $119,000.00
4630708  FOSTER CITY            CA    94404    PUD        8.000      7.734   $2,806.65    360    1-Sep-27       $382,500.00
4630754  ATLANTA                GA    30324    SFD        7.875      7.609    $735.95     360    1-Sep-27       $101,500.00
4630797  WOODBINE               MD    21797    SFD        7.750      7.484   $1,816.11    360    1-Sep-27       $253,500.00
4631081  HUNTINGTON BEACH       CA    92647    SFD        8.000      7.734   $1,769.84    360    1-Sep-27       $241,200.00
4631114  SANDY                  UT    84092    SFD        8.000      7.734   $1,834.42    360    1-Sep-27       $250,000.00
4631225  HOUSTON                TX    77025    SFD        7.750      7.484   $1,669.25    360    1-Sep-27       $233,000.00
4631458  RIVERSIDE              CA    92504    SFD        7.875      7.609   $1,901.86    360    1-Aug-27       $262,119.48
4631478  JUPITER                FL    33458    SFD        7.875      7.609   $3,222.94    360    1-Sep-27       $444,500.00
4631502  MIDLOTHIAN             VA    23113    SFD        7.875      7.609   $1,798.18    360    1-Aug-27       $247,829.32
4631505  MIDLOTHIAN             VA    23113    SFD        7.750      7.484   $1,822.55    360    1-Sep-27       $254,400.00
4631547  EUGENE                 OR    97401    SFD        7.375      7.109   $2,900.84    360    1-Sep-27       $420,000.00
4631762  LAGUNA NIGUEL          CA    92677    SFD        8.250      7.984   $2,667.00    360    1-Sep-27       $355,000.00
4631839  WESTLAKE VILLAGE       CA    91362    SFD        8.250      7.984   $1,893.20    360    1-Sep-27       $252,000.00
4631999  FISHERS                IN    46038    SFD        7.750      7.484   $2,650.73    360    1-Sep-27       $370,000.00
4632255  AUSTIN                 TX    78731    SFD        7.875      7.609   $1,993.95    360    1-Sep-27       $275,000.00
4632389  EUGENE                 OR    97408    SFD        7.500      7.234   $2,412.30    360    1-Sep-27       $345,000.00
4632446  ENGLEWOOD              CO    80111    SFD        8.000      7.734   $1,834.42    360    1-Sep-27       $250,000.00
4632490  PELHAM                 NY    10803    SFD        8.625      8.359   $1,088.91    360    1-Sep-27       $140,000.00
4632513  ANAHEIM                CA    92808    PUD        7.875      7.609   $3,045.30    360    1-Sep-27       $420,000.00
4632731  SAN JOSE               CA    95129    SFD        7.875      7.609   $1,870.68    360    1-Sep-27       $258,000.00
4632844  AUSTIN                 TX    78703    SFD        7.500      7.234   $2,447.26    360    1-Sep-27       $350,000.00
4633728  HUNTINGTON BAY         NY    11743    SFD        8.250      7.984   $2,028.42    360    1-Aug-27       $269,827.83
4633740  COLD SPRING HARBOR     NY    11724    SFD        8.125      7.859   $2,598.74    360    1-Aug-27       $349,064.04
4633836  SEVIERVILLE            TN    37862    SFD        8.250      7.984    $647.97     360    1-Sep-27        $86,250.00
4633922  LIVERMORE              CA    94550    SFD        8.375      8.109   $2,298.46    360    1-Sep-27       $302,400.00
4633948  CLIFFSIDE PARK         NJ    07010    HCO        8.250      7.984   $1,558.88    360    1-Sep-27       $207,500.00
4633950  ROCKY RIVER            OH    44116    SFD        8.375      8.109   $2,135.81    360    1-Sep-27       $281,000.00
4633986  SAN CLEMENTE           CA    92673    LCO        7.750      7.484   $2,620.64    360    1-Aug-27       $365,541.82
4633998  PALATINE               IL    60067    SFD        8.125      7.859   $1,485.00    360    1-Sep-27       $200,000.00
4634113  TORRANCE               CA    90505    SFD        7.750      7.484   $1,965.84    360    1-Aug-27       $274,206.33
4634201  SEASIDE                OR    97138    SFD        8.250      7.984   $2,103.55    360    1-Aug-27        $79,821.45
4634203  PROVO                  UT    84606    LCO        8.625      8.359    $665.02     360    1-Sep-27        $85,500.00
4634280  DALY CITY              CA    94014    SFD        7.625      7.359   $1,683.14    360    1-Sep-27       $237,800.00
4634347  NORTHRIDGE             CA    91324    LCO        8.250      7.984    $901.52     360    1-Aug-27       $119,923.48
4634444  CRESTED BUTTE          CO    81224    SFD        8.000      7.734    $843.83     360    1-Sep-27       $115,000.00
4634485  CINCINNATI             OH    45244    SFD        7.375      7.109   $1,757.77    360    1-Sep-27       $254,500.00
4634559  FAIRFIELD              CT    06430    SFD        8.000      7.734    $851.17     360    1-Sep-27       $116,000.00
4634717  GARDEN CITY            NY    11530    SFD        8.500      8.234   $1,153.37    360    1-Aug-27       $149,909.13
4634828  AUSTIN                 TX    78730    SFD        7.625      7.359   $1,911.05    360    1-Sep-27       $270,000.00
4635070  PORT ORCHARD           WA    98366    SFD        8.125      7.859    $787.05     360    1-Sep-27       $106,000.00
4635656  ATLANTA                GA    30342    SFD        7.625      7.359   $4,423.72    360    1-Sep-27       $625,000.00
4635657  LAKE FOREST            CA    92630    PUD        7.750      7.484   $1,719.39    360    1-Aug-27       $239,830.61
4636010  NANUET                 NY    10954    SFD        8.500      8.234   $1,174.90    360    1-Sep-27       $152,800.00
4636062  SAN DIEGO              CA    92101    SFD        7.875      7.609   $1,160.12    360    1-Aug-27       $159,889.88
4636705  WILLISTON PARK         NY    11591    SFD        8.625      8.359    $871.13     360    1-Sep-27       $112,000.00
4636876  ASPEN                  CO    81611    LCO        8.000      7.734   $1,834.42    360    1-Sep-27       $250,000.00
4637445  BOXBOROUGH             MA    01719    SFD        8.000      7.734   $1,775.72    360    1-Aug-27       $241,837.61
4638668  VISTA                  CA    92084    SFD        8.000      7.734   $4,769.29    360    1-Aug-27       $649,538.88
4639322  CAMERON PARK           CA    95682    SFD        7.750      7.484   $1,722.18    360    1-Sep-27       $240,390.00
4639804  MERCER ISLAND          WA    98040    SFD        7.750      7.484   $1,727.63    360    1-Sep-27       $241,150.00
4640827  SAN JUAN CAPISTRANO    CA    92675    SFD        8.250      7.984   $2,253.05    360    1-Sep-27       $299,900.00
6073294  ENGLEWOOD              CO    80110    SFD        7.875      7.609   $4,712.95    360    1-Aug-27       $649,552.68
6118739  LIVERMORE              CA    94550    SFD        7.875      7.609   $1,812.67    360    1-Jul-27       $249,654.79
6146367  PHOENIX                AZ    85020    SFD        7.875      7.609   $2,300.28    360    1-Aug-27       $317,031.67
6311547  REDMOND                WA    98052    SFD        8.000      7.734   $2,201.29    360    1-Jul-27       $299,596.08
6319749  SANTA BARBARA          CA    93105    PUD        8.250      7.984   $1,833.09    360    1-Jul-27       $243,687.75
6343740  SCOTTSDALE             AZ    85259    PUD        7.750      7.484   $2,935.86    360    1-Jul-27       $409,219.66
6344595  ARDEN HILLS            MN    55112    SFD        8.000      7.734   $1,944.48    360    1-Jul-27       $264,592.86
6350548  LOUISVILLE             CO    80027    SFD        8.000      7.734   $1,981.16    360    1-Jul-27       $269,636.47
6354581  SAN JOSE               CA    95123    SFD        7.750      7.484   $1,908.52    360    1-Aug-27       $266,120.50
6366257  CLIFTON                VA    22024    SFD        7.500      7.234   $1,677.56    360    1-Jul-27       $239,562.77
6366550  APPLE VALLEY           MN    55124    SFD        7.625      7.359   $1,585.46    360    1-Aug-27       $223,837.87
6369501  IPSWICH                MA    01938    SFD        8.125      7.859   $2,051.15    360    1-Jul-27       $275,887.36
6373225  PARK CITY              UT    84098    SFD        7.875      7.609   $3,045.29    360    1-Jul-27       $419,420.02
6374065  VOORHEES TWP           NJ    08043    SFD        8.375      8.109   $1,696.48    360    1-Sep-27       $223,200.00
6375383  REDDING                CA    96001    SFD        7.875      7.609   $2,128.80    360    1-Jul-27       $293,194.57
6392952  CHANHASSEN             MN    55317    SFD        7.875      7.609   $2,175.21    360    1-Jul-27       $299,585.73
6395614  SOUTH JORDAN           UT    84095    SFD        8.500      8.234   $2,037.62    360    1-Jul-27       $264,677.79
6401874  OAKTON                 VA    22124    SFD        7.500      7.234   $1,851.52    360    1-Aug-27       $264,603.48
6403196  OCEAN CITY             NJ    08226    SFD        8.250      7.984   $2,332.68    360    1-Aug-27       $310,302.01
6404698  KIRKLAND               WA    98033    LCO        8.000      7.734   $1,643.63    360    1-Jul-27       $223,698.40
6404922  LOS ANGELES            CA    91607    SFD        7.875      7.609   $1,656.78    360    1-Aug-27       $228,342.75
6406295  LAVERNE                CA    91750    SFD        8.125      7.859   $2,450.24    360    1-Jul-27       $329,566.80
6409043  ALPHARETTA             GA    30202    SFD        7.875      7.609   $1,972.19    360    1-Sep-27       $272,000.00
6410672  AVALON                 NJ    08202    SFD        8.250      7.984   $2,434.10    360    1-Aug-27       $323,793.40
6414129  ALAMO                  CA    94507    SFD        7.750      7.484   $3,266.84    360    1-Aug-27       $455,678.16
6414632  MILL VALLEY            CA    94941    SFD        7.875      7.609   $5,945.57    360    1-Jul-27       $818,867.66
6415850  PETALUMA               CA    94954    SFD        7.875      7.609   $1,657.51    360    1-Jul-27       $228,284.33
6424494  DENVER                 CO    80206    HCO        7.750      7.484   $1,690.73    360    1-Aug-27       $235,833.44
6430289  GERMANTOWN             TN    38138    SFD        7.750      7.484   $2,339.70    240    1-Sep-17       $285,000.00
6431079  EAGLE                  ID    83616    SFD        7.750      7.484   $2,200.82    360    1-Aug-27       $306,983.18
6431499  WEST DES MOINES        IA    50266    SFD        7.875      7.609   $1,835.51    360    1-Aug-27       $252,800.43
6432001  OJAI                   CA    93023    SFD        7.875      7.609   $2,610.25    360    1-Aug-27       $359,752.25
6432101  MOORPARK               CA    93021    SFD        7.750      7.484   $1,611.93    360    1-Sep-27       $225,000.00
6432279  HOOPER                 UT    84315    SFD        8.500      8.234    $868.87     360    1-Aug-27       $112,931.55
6432455  LONGBOAT KEY           FL    34228    SFD        8.000      7.734   $1,672.40    360    1-Aug-27       $227,767.07
6432501  ROSWELL                GA    30075    SFD        7.500      7.234   $1,686.51    360    1-Sep-27       $241,200.00
6433320  MAMMOTH LAKES          CA    93546    SFD        7.875      7.609   $1,841.68    360    1-Sep-27       $254,000.00
6433628  SCOTTSDALE             AZ    85259    PUD        7.750      7.484   $2,572.82    360    1-Sep-27       $359,125.00
6433631  RENO                   NV    89511    SFD        7.875      7.609   $4,712.95    360    1-Aug-27       $649,552.68
6433920  HIGHLANDS RANCH        CO    80126    SFD        7.875      7.609   $1,617.70    360    1-Aug-27       $222,956.46
6436789  OAKVIEW                CA    93022    SFD        7.750      7.484   $1,697.90    360    1-Aug-27       $236,780.62
6436907  AVALON                 NJ    08202    SFD        8.000      7.734   $2,220.37    360    1-Sep-27       $302,600.00
6437083  CORONADO               CA    92118    SFD        7.875      7.609   $3,642.15    300    1-Aug-22       $476,488.16
6437490  RANDOLPH               NJ    07869    SFD        7.875      7.609   $1,812.67    360    1-Aug-27       $249,827.96
6437576  ST JAMES               NY    11780    SFD        7.375      7.109   $2,072.03    360    1-Sep-27       $300,000.00
6437657  CHARLOTTE              NC    28270    SFD        7.625      7.359   $1,946.43    360    1-Aug-27       $274,800.97
6437786  OTIS                   OR    97368    SFD        7.875      7.609   $2,936.53    360    1-Aug-27       $404,721.28
6437905  PHOENIX                AZ    85018    SFD        7.750      7.484   $4,471.69    360    1-Aug-27       $623,738.47
6438588  SAN CARLOS             CA    94070    SFD        7.875      7.609   $2,963.36    360    1-Aug-27       $408,418.73
6439165  WAYLAND                MA    01778    LCO        8.000      7.734   $2,320.90    360    1-Aug-27       $316,087.77
6439311  RENO                   NV    89511    PUD        8.000      7.734   $2,047.20    360    1-Aug-27       $278,812.80
6440281  PORTLAND               OR    97225    SFD        7.875      7.609   $2,552.24    360    1-Aug-27       $351,757.76
6440579  TUSTIN                 CA    92782    SFD        7.250      6.984   $1,705.44    360    1-Sep-27       $250,000.00
6441258  MOUNT VERNON           WA    98273    SFD        7.500      7.234   $1,622.18    360    1-Aug-27       $231,827.82
6442249  FT LAUDERDALE          FL    33316    SFD        8.250      7.984   $7,512.67    360    1-Aug-27       $999,362.33
6443057  NEWPORT BEACH          CA    92660    SFD        8.000      7.734   $7,154.20    360    1-Sep-27       $975,000.00
6444011  HILLSBORO              OR    97123    SFD        7.750      7.484   $1,921.42    360    1-Aug-27       $268,010.70
6447051  WAYZATA                MN    55391    SFD        7.625      7.359   $4,529.88    360    1-Aug-27       $639,536.79
6448041  WALPOLE                MA    02081    LCO        8.500      8.234    $815.05     360    1-Sep-27       $106,000.00
6448481  VIENNA                 VA    22182    SFD        7.875      7.609   $1,774.24    360    1-Aug-27       $244,531.60
6449214  RANCHO SANTA FE        CA    92067    SFD        8.125      7.859   $7,424.97    360    1-Aug-27       $999,345.86
6450010  PLEASANTON             CA    94566    SFD        7.875      7.609   $7,250.69    360    1-Sep-27     $1,000,000.00
6451131  DANVILLE               CA    94506    PUD        7.875      7.609   $7,250.69    360    1-Sep-27     $1,000,000.00
6451537  SAN JOSE               CA    95138    SFD        7.875      7.609   $2,349.22    360    1-Aug-27       $323,777.03
6453111  SAN ANTONIO            TX    78209    SFD        7.750      7.484   $3,582.06    360    1-Sep-27       $500,000.00
6454099  SIOUX FALLS            SD    57105    SFD        8.000      7.734   $3,023.11    360    1-Sep-27       $412,000.00
6454886  SAN JOSE               CA    95138    PUD        7.375      7.109   $3,111.49    360    1-Aug-27       $450,157.21
6456911  INCLINE VILLAGE        NV    89451    SFD        7.750      7.484   $2,637.79    360    1-Sep-27       $368,195.00
6461130  BRUSH PRAIRIE          WA    98606    SFD        8.125      7.859   $1,989.15    360    1-Sep-27       $267,900.00
6462930  MUKILTEO               WA    98275    SFD        7.625      7.359   $2,321.56    360    1-Sep-27       $328,000.00
6468536  SALT LAKE CITY         UT    84117    SFD        7.625      7.359   $1,783.64    360    1-Sep-27       $252,000.00

                                                                                                            $191,999,444.31

COUNT:                      677
WAC:                          7.966180153
WAM:                        357.8472567
WALTV:                       75.633522



MORTGAGE                                                                     MORTGAGE             T.O.P.      MASTER
  LOAN                                ZIP   PROPERTY                         INSURANCE  SERVICE  MORTGAGE     SERVICE
 NUMBER           CITY          STATE CODE    TYPE         LTV      SUBSIDY    CODE       FEE      LOAN         FEE
 ------           ----          ----------    ----         ---      -------    ----       ---      ----         ---
4477855  ALTA                   WY    83422    SFD        70.00                          0.250                 0.016
4491598  AMAGANSETT             NY    11930    SFD        58.87                          0.250                 0.016
4502721  BRIARCLIFF MANOR       NY    10510    LCO        67.85                          0.250                 0.016
4505054  WALNUT CREEK           CA    94598    SFD        80.00                          0.250                 0.016
4532487  BRIDGEHAMPTON          NY    11932    SFD        67.52                          0.250                 0.016
4540528  FARMINGTON HILLS       MI    48334    SFD        90.00                 01       0.250                 0.016
4546786  VERONA                 NJ    07044    SFD        80.00                          0.250                 0.016
4556196  OMAHA                  NE    68136    SFD        68.34                          0.250                 0.016
4557161  GAMBRILLS              MD    21054    SFD        89.99                 13       0.250                 0.016
4557315  ATLANTA                GA    30327    SFD        65.00                          0.250                 0.016
4557385  PHOENIXVILLE           PA    19460    SFD        73.91                          0.250                 0.016
4558938  SADDLE RIVER           NJ    07458    SFD        90.00                 12       0.250                 0.016
4563299  GLENWOOD               MD    21738    SFD        80.00                          0.250                 0.016
4563461  HONOLULU               HI    96822    SFD        77.95                          0.250                 0.016
4563486  SAN JOSE               CA    95132    SFD        80.00                          0.250                 0.016
4565992  LONG VALLEY            NJ    07853    SFD        65.91                          0.250                 0.016
4567316  BORING                 OR    97009    SFD        95.00                 06       0.250                 0.016
4571372  CHESTERFIELD           MO    63017    SFD        62.03                          0.250                 0.016
4572001  GRASS VALLEY           CA    95945    SFD        79.50                          0.250                 0.016
4574336  CORAM                  NY    11727    SFD        76.12                          0.250                 0.016
4574780  CARLSBAD               CA    92009    SFD        74.52                          0.250                 0.016
4574874  VINELAND               NJ    08360    SFD        79.99                          0.250                 0.016
4576127  BOCA RATON             FL    33431    LCO        69.69                          0.250                 0.016
4576128  NAGS HEAD              NC    27959    LCO        79.93                          0.250                 0.016
4578437  TULSA                  OK    74137    SFD        78.45                          0.250                 0.016
4578441  CYPRESS                CA    90630    SFD        81.15                          0.250                 0.016
4578498  CORONA                 CA    91719    SFD        79.73                          0.250                 0.016
4578885  NEW CASTLE             NY    10549    SFD        85.98                 06       0.250                 0.016
4579046  ASBURY                 NJ    08802    SFD        80.00                          0.250                 0.016
4579521  CONCORD TOWNSHIP       PA    19342    SFD        89.97                 12       0.250                 0.016
4580297  MADISON                NJ    07940    SFD        80.00                          0.250                 0.016
4580391  YORBA LINDA            CA    92887    SFD        77.65                          0.250                 0.016
4581736  CEDAR GROVE            NJ    07009    LCO        69.41                          0.250                 0.016
4583139  MERRITT ISLAND         FL    32953    LCO        49.28                          0.250                 0.016
4583207  MONSEY                 NY    10952    SFD        80.00                          0.250                 0.016
4584570  LAKE ARROWHEAD         CA    92352    SFD        90.00                 13       0.250                 0.016
4584720  GYPSUM                 CO    81637    SFD        88.75                 11       0.250                 0.016
4586372  WOODLAND HILLS         CA    91367    LCO        80.00                          0.250                 0.016
4586591  OAKLAND                CA    94611    SFD        90.00                          0.250                 0.016
4587243  METUCHEN BOROUGH       NJ    08840    SFD        69.39                          0.250                 0.016
4587292  HUNTINGTON             NY    11743    SFD        80.00                          0.250                 0.016
4588340  AUDUBON                PA    19403    SFD        89.85                          0.250                 0.016
4590185  DIX HILLS              NY    11746    SFD        62.96                          0.250                 0.016
4591431  ARLINGTON              VA    22202    SFD        95.00                 11       0.250                 0.016
4591468  DOVE CANYON AREA       CA    92679    SFD        89.99                 13       0.250                 0.016
4593226  HARLEYSVILLE           PA    19438    SFD        79.99                          0.250                 0.016
4593987  PROVO                  UT    84604    SFD        71.88                          0.250                 0.016
4593989  PHOENIX                AZ    85048    SFD        80.00                          0.250                 0.016
4594783  MERRICK                NY    11566    SFD        69.42                          0.250                 0.016
4594790  SAN JOSE               CA    95132    SFD        79.99                          0.250                 0.016
4594825  MOUNTAINSIDE           NJ    07092    SFD        80.00                          0.250                 0.016
4595337  TENAFLY                NJ    07670    SFD        90.00                 06       0.250                 0.016
4595437  STEVENSON RANCH        CA    91381    SFD        90.00                 13       0.250                 0.016
4595508  CHESTER TOWNSHIP       NJ    07930    SFD        80.00                          0.250                 0.016
4595653  MONMOUTH JUNCTION      NJ    08852    SFD        80.00                          0.250                 0.016
4595695  VALHALLA               NY    10595    SFD        90.00                          0.250                 0.016
4595932  FISHKILL               NY    12524    LCO        80.00                          0.250                 0.016
4596310  HUNTINGTON STATION     NY    11746    SFD        90.00                          0.250                 0.016
4596347  GREAT NECK             NY    11021    SFD        80.00                          0.250                 0.016
4597031  CRANFORD               NJ    07016    SFD        90.00                          0.250                 0.016
4597469  STATEN ISLAND          NY    10309    SFD        79.52                          0.250                 0.016
4597574  MERION STATION         PA    19066    SFD        61.11                          0.250                 0.016
4597786  BROOKLYN               NY    11204    SFD        80.00                          0.250                 0.016
4598817  STILLWATER             OK    74074    SFD        79.37                          0.250                 0.016
4599075  IRVINE                 CA    92620    SFD        89.99                 13       0.250                 0.016
4599373  CARLSBAD               CA    92009    SFD        90.00                 06       0.250                 0.016
4599383  MONTVALE               NJ    07645    SFD        89.29                 06       0.250                 0.016
4599386  MINNETONKA             MN    55391    SFD        80.00                          0.250                 0.016
4599394  LEBANON                TN    37087    SFD        80.00                          0.250                 0.016
4599436  CARLSBAD               CA    92009    SFD        55.56                          0.250                 0.016
4599484  NORTH FALMOUTH         MA    02556    SFD        80.00                          0.250                 0.016
4599600  NEW ROCHELLE           NY    10801    SFD        95.00                 06       0.250                 0.016
4599919  SUFFERN                NY    10901    SFD        80.00                          0.250                 0.016
4599965  OAKLAND                CA    94610    LCO        73.53                          0.250                 0.016
4600019  ELMHURST               IL    60126    SFD        54.79                          0.250                 0.016
4600121  NEWBURGH               NY    12550    SFD        79.90                          0.250                 0.016
4600211  SHREWSBURY             MA    01545    SFD        89.93                 06       0.250                 0.016
4600438  YORKTOWN               VA    23693    SFD        80.00                          0.250                 0.016
4600890  WOODINVILLE            WA    98072    SFD        79.98                          0.250                 0.016
4600921  HOUSTON                TX    77030    SFD        80.00                          0.250                 0.016
4600924  MERRICK                NY    11566    SFD        79.17                          0.250                 0.016
4601121  LEBANON                NJ    08833    SFD        80.00                          0.250                 0.016
4601136  NORTH MASSAPEQUA       NY    11758    SFD        67.92                          0.250                 0.016
4601154  KIDDER TOWNSHIP        PA    18624    SFD        67.53                          0.250                 0.016
4601235  VIRGINIA BEACH         VA    23455    SFD        95.00                 06       0.250                 0.016
4601240  LOS ANGELES            CA    91326    SFD        94.99                 01       0.250                 0.016
4601637  RANDOLPH TOWNSHIP      NJ    07869    SFD        80.00                          0.250                 0.016
4601679  MENDHAM TOWNSHIP       NJ    07926    SFD        90.00                 06       0.250                 0.016
4602030  PHOENIX                AZ    85020    SFD        90.00                 01       0.250                 0.016
4602069  CASTRO VALLEY          CA    94546    SFD        90.00                          0.250                 0.016
4602150  NEW ORLEANS            LA    70124    SFD        90.00                 01       0.250                 0.016
4602288  PLAINVIEW              NY    11803    SFD        79.82                          0.250                 0.016
4602530  HAYMARKET              VA    20169    SFD        80.00                          0.250                 0.016
4602616  PORT JEFFERSON         NY    11777    SFD        89.87                 11       0.250                 0.016
4602681  PHOENIX                AZ    85044    SFD        80.00                          0.250                 0.016
4602696  WESTON                 CT    06883    SFD        80.00                          0.250                 0.016
4602885  SEATTLE                WA    98199    SFD        79.16                          0.250                 0.016
4602926  LEONIA                 NJ    07605    SFD        89.97                 06       0.250                 0.016
4603069  LITHONIA               GA    30058    SFD        80.00                          0.250                 0.016
4603224  KEY WEST               FL    33040    SFD        95.00                 11       0.250                 0.016
4603266  BEVERLY HILLS          CA    90211    SFD        69.74                          0.250                 0.016
4603322  HOLLAND                PA    18966    SFD        95.00                 17       0.250                 0.016
4603716  BASKING RIDGE          NJ    07920    SFD        78.39                          0.250                 0.016
4603748  NEWTOWN                PA    18940    SFD        65.09                          0.250                 0.016
4603948  BROOKLYN               NY    11218    SFD        90.00                 11       0.250                 0.016
4604053  OGDEN                  UT    84404    SFD        90.00                 01       0.250                 0.016
4604219  GARDEN CITY            NY    11530    SFD        79.07                          0.250                 0.016
4604480  STATEN ISLAND          NY    10304    SFD        80.00                          0.250                 0.016
4604543  EDMOND                 OK    73003    SFD        79.99                          0.250                 0.016
4604569  NEW ROCHELLE           NY    10804    SFD        80.00                          0.250                 0.016
4604624  MONTVILLE              NJ    07045    SFD        80.00                          0.250                 0.016
4604805  LAKE WORTH             FL    33467    SFD        78.97                          0.250                 0.016
4604937  HENDERSON              NV    89014    SFD        74.36                          0.250                 0.016
4604961  DOWNINGTOWN            PA    19335    SFD        78.57                          0.250                 0.016
4604966  BREWSTER               NY    10509    SFD        63.67                          0.250                 0.016
4605022  NAPERVILLE             IL    60564    SFD        36.36                          0.250                 0.016
4605270  ORLANDO                FL    32836    SFD        80.00                          0.250                 0.016
4605428  LOS ALTOS              CA    94024    SFD        78.00                          0.250                 0.016
4605592  SILVER SPRING          MD    20905    SFD        79.99                          0.250                 0.016
4605603  DERWOOD                MD    20855    SFD        79.99                          0.250                 0.016
4605671  RICHMOND               VA    23229    SFD        62.67                          0.250                 0.016
4605687  FLORIDA                NY    10921    PUD        80.00                          0.250                 0.016
4605827  KENT                   WA    98042    SFD        60.89                          0.250                 0.016
4605830  LARCHMONT              NY    10538    SFD        70.22                          0.250                 0.016
4606071  SPOKANE                WA    99206    SFD        80.00                          0.250                 0.016
4606150  NASHVILLE              TN    37205    SFD        69.00                          0.250                 0.016
4606306  VALLEY STREAM          NY    11580    SFD        80.00                          0.250                 0.016
4606376  EAST HAMPTON           NY    11937    SFD        28.57                          0.250                 0.016
4606440  MOULTONBORO            NH    03254    SFD        80.00                          0.250                 0.016
4606596  SOUTHAMPTON            NY    11968    SFD        75.00                          0.250                 0.016
4606630  MOHAVE VALLEY          AZ    86440    SFD        75.00                          0.250                 0.016
4606807  WALNUT CREEK           CA    94598    SFD        86.57                          0.250                 0.016
4606809  SEATTLE                WA    98199    SFD        80.00                          0.250                 0.016
4607074  BREWSTER               NY    10509    SFD        78.87                          0.250                 0.016
4607129  STAMFORD               CT    06902    SFD        59.17                          0.250                 0.016
4607191  LEXINGTON              MA    02173    SFD        55.56                          0.250                 0.016
4607441  PARKTON                MD    21120    SFD        90.00                 12       0.250                 0.016
4607563  ASHBURN                VA    20147    SFD        89.99                          0.250                 0.016
4607694  UNION TOWNSHIP         NJ    08827    SFD        71.78                          0.250                 0.016
4607768  RYE                    NY    10580    SFD        71.43                          0.250                 0.016
4607915  ISSAQUAH               WA    98027    SFD        74.98                          0.250                 0.016
4608036  SALT LAKE CITY         UT    84109    SFD        69.06                          0.250                 0.016
4608133  NEW ROCHELLE CITY      NY    10806    SFD        90.00                 11       0.250                 0.016
4608228  GARDEN CITY            NY    11530    SFD        85.01                          0.250                 0.016
4608266  SHARON                 MA    02067    SFD        95.00                 06       0.250                 0.016
4608301  SANDY                  UT    84092    SFD        80.00                          0.250                 0.016
4608419  EAST ROCKAWAY          NY    11518    SFD        76.92                          0.250                 0.016
4608554  ALPHARETTA             GA    30202    SFD        80.00                          0.250                 0.016
4608757  GLENDALE               CA    91207    SFD        78.69                          0.250                 0.016
4608874  ARLINGTON              VA    22207    SFD        46.45                          0.250                 0.016
4608944  MANHASSET              NY    11030    SFD        43.48                          0.250                 0.016
4608955  WHITE PLAINS           NY    10605    SFD        80.00                          0.250                 0.016
4609037  EL CAJON               CA    92020    SFD        90.00                 17       0.250                 0.016
4609118  WOODBURY               MN    55125    SFD        80.00                          0.250                 0.016
4609164  PELHAM MANOR           NY    10803    SFD        75.00                          0.250                 0.016
4609191  PHOENIX                AZ    85023    SFD        80.00                          0.250                 0.016
4609216  BROOKLYN               NY    11235    SFD        80.00                          0.250                 0.016
4609258  OREM                   UT    84058    SFD        67.93                          0.250                 0.016
4609309  METUCHEN               NJ    08840    SFD        87.27                 06       0.250                 0.016
4609353  GREERS FERRY           AR    72067    SFD        80.00                          0.250                 0.016
4609519  EAST HAMPTON           NY    11937    SFD        90.00                 06       0.250                 0.016
4609753  ROCKFORD               MI    49341    SFD        78.42                          0.250                 0.016
4610005  UPPER BROOKVILLE       NY    11771    SFD        56.25                          0.250                 0.016
4610053  ACTON AREA             CA    93510    SFD        77.41                          0.250                 0.016
4610076  GAITHERSBURG           MD    20877    SFD        90.00                 01       0.250                 0.016
4610112  BRIARWOOD              NY    11435    SFD        95.00                 12       0.250                 0.016
4610199  BETHESDA               MD    20817    SFD        80.00                          0.250                 0.016
4610336  DANVILLE               CA    94506    PUD        74.99                          0.250                 0.016
4610386  VIRGINIA BEACH         VA    23456    SFD        76.48                          0.250                 0.016
4610506  EDISON                 NJ    08818    SFD        70.00                          0.250                 0.016
4610534  BAYSIDE                NY    11361    SFD        90.00                          0.250                 0.016
4610546  WOODINVILLE            WA    98072    SFD        69.28                          0.250                 0.016
4610577  KNOXVILLE              TN    37922    SFD        94.99                 06       0.250                 0.016
4610588  LOS ANGELES            CA    90027    SFD        65.00                          0.250                 0.016
4610594  EAST NORTHPORT         NY    11731    SFD        80.00                          0.250                 0.016
4610675  HUNTINGTON BEACH       CA    92646    SFD        90.00                          0.250                 0.016
4610832  LEBANON                NJ    08833    SFD        48.19                          0.250                 0.016
4610840  MAPLE VALLEY           WA    98038    SFD        90.00                 11       0.250                 0.016
4611064  NAPLES                 FL    34104    LCO        75.00                          0.250                 0.016
4611128  REDDING                CT    06896    SFD        65.47                          0.250                 0.016
4611167  SMITHTOWN              NY    11787    SFD        54.35                          0.250                 0.016
4611196  PLEASANTVILLE          NY    10570    SFD        79.34                          0.250                 0.016
4611224  BETHPAGE               NY    11714    SFD        80.00                          0.250                 0.016
4611235  GLENDALE               CA    91202    SFD        55.56                          0.250                 0.016
4611356  STAMFORD               CT    06903    SFD        69.39                          0.250                 0.016
4611365  BASKING RIDGE          NJ    07920    SFD        56.94                          0.250                 0.016
4611487  NIWOT                  CO    80503    SFD        76.58                          0.250                 0.016
4611512  MARTINEZ               CA    94553    SFD        80.00                          0.250                 0.016
4611529  SCOTTSDALE             AZ    85260    SFD        80.00                          0.250                 0.016
4611552  WEST HARRISON          NY    10604    SFD        80.00                          0.250                 0.016
4611584  EL GRANADA             CA    94018    SFD        71.52                          0.250                 0.016
4611601  OLD FIELD              NY    11733    SFD        66.39                          0.250                 0.016
4611822  BETHLEHEM TWP          PA    18045    SFD        80.00                          0.250                 0.016
4611841  WOODMERE               NY    11598    SFD        80.00                          0.250                 0.016
4611919  HACKETTSTOWN           NJ    07840    SFD        65.03                          0.250                 0.016
4611942  BALTIMORE              MD    21210    SFD        77.67                          0.250                 0.016
4611971  GREENVILLE             MS    38701    SFD        90.00                 06       0.250                 0.016
4611987  PLEASANTON             CA    94588    SFD        80.00                          0.250                 0.016
4611998  LAKEWOOD               CO    80228    SFD        88.73                 17       0.250                 0.016
4612019  CUMMING                GA    30040    SFD        79.99                          0.250                 0.016
4612297  OCEANSIDE              NY    11572    SFD        69.23                          0.250                 0.016
4612320  DALLAS                 TX    75287    SFD        80.00                          0.250                 0.016
4612325  ISSAQUAH               WA    98029    SFD        87.91                 12       0.250                 0.016
4612392  TEMPE                  AZ    85284    SFD        80.00                          0.250                 0.016
4612405  UNIVERSITY PARK        TX    75225    SFD        75.00                          0.250                 0.016
4612484  SAINT LOUIS            MO    63141    SFD        80.00                          0.250                 0.016
4612527  WOODRIDGE              IL    60517    SFD        79.87                          0.250                 0.016
4612535  HICKSVILLE             NY    11801    SFD        71.43                          0.250                 0.016
4612570  MERCER ISLAND          WA    98040    SFD        52.10                          0.250                 0.016
4612577  MENLO PARK             CA    94025    SFD        59.16                          0.250                 0.016
4612637  SELDEN                 NY    11784    SFD        54.55                          0.250                 0.016
4612796  TOWACO                 NJ    07082    SFD        48.28                          0.250                 0.016
4612835  SAN ANTONIO            TX    78258    SFD        80.00                          0.250                 0.016
4612893  CRANBERRY TOWNSHIP     PA    16066    SFD        80.00                          0.250                 0.016
4612943  WEST TISBURY           MA    02575    SFD        95.00                 11       0.250                 0.016
4612946  NEW YORK               NY    10021    HCO        79.71                          0.250                 0.016
4612991  TUCSON                 AZ    85718    SFD        51.73                          0.250                 0.016
4613087  WOODCLIFF LAKE         NJ    07675    SFD        84.99                 06       0.250                 0.016
4613140  BEDFORD                NH    03110    SFD        78.46                          0.250                 0.016
4613155  PORTLAND               OR    97229    SFD        90.00                 06       0.250                 0.016
4613210  HUNTINGTON BEACH       CA    92646    SFD        90.00                 06       0.250                 0.016
4613245  BELLEVUE               WA    98004    SFD        60.61                          0.250                 0.016
4613254  LIVINGSTON             NJ    07039    SFD        85.00                 11       0.250                 0.016
4613364  COS COB                CT    06807    LCO        70.00                          0.250                 0.016
4613485  STATELINE              NV    89449    SFD        65.60                          0.250                 0.016
4613499  ARCADIA                CA    91006    SFD        67.28                          0.250                 0.016
4613546  SONOMA                 CA    95476    SFD        67.53                          0.250                 0.016
4613559  AUSTIN                 TX    78746    SFD        76.15                          0.250                 0.016
4613809  MELVILLE               NY    11747    SFD        78.59                          0.250                 0.016
4613880  ALTON BAY              NH    03810    SFD        75.00                          0.250                 0.016
4613916  EAST HAMPTON           NY    11937    SFD        80.00                          0.250                 0.016
4613939  BISMARCK               ND    58504    SFD        80.00                          0.250                 0.016
4613955  BALDWIN                NY    11510    SFD        80.00                          0.250                 0.016
4614005  PHOENIX                AZ    85013    SFD        79.99                          0.250                 0.016
4614018  BASALT                 CO    81621    SFD        30.00                          0.250                 0.016
4614255  MUKILTEO               WA    98275    SFD        80.00                          0.250                 0.016
4614260  ASTORIA                NY    11102    HCO        80.00                          0.250                 0.016
4614331  SOUTHAMPTON            NY    11968    SFD        80.00                          0.250                 0.016
4614444  EAST MEADOW            NY    11554    SFD        74.26                          0.250                 0.016
4614445  BROOKLYN               NY    11230    LCO        90.00                 01       0.250                 0.016
4614473  PALM SPRINGS           CA    92262    SFD        55.45                          0.250                 0.016
4614576  ROSWELL                GA    30075    SFD        80.00                          0.250                 0.016
4614634  COLLIERVILLE           TN    38017    SFD        95.00                 01       0.250                 0.016
4614650  WAYNE                  NJ    07470    THS        65.02                          0.250                 0.016
4614662  CHAPPAQUA              NY    10514    SFD        80.00                          0.250                 0.016
4614667  COLUMBIA               MO    65201    SFD        75.68                          0.250                 0.016
4614690  SCOTTSDALE             AZ    85254    SFD        94.05                 06       0.250                 0.016
4614800  SAN MATEO              CA    94402    SFD        61.86                          0.250                 0.016
4614821  REDONDO BEACH          CA    90278    SFD        75.00                          0.250                 0.016
4614831  SCOTTSDALE             AZ    85255    SFD        69.92                          0.250                 0.016
4614876  LYNN                   MA    01904    SFD        42.97                          0.250                 0.016
4614877  ROSLYN HEIGHTS         NY    11577    SFD        74.16                          0.250                 0.016
4614880  ROCKFORD               MI    49341    SFD        58.70                          0.250                 0.016
4614903  SAGAPONACK             NY    11962    SFD        37.13                          0.250                 0.016
4614983  UPPER MERION TOWNSHIP  PA    19087    SFD        80.00                          0.250                 0.016
4615067  GRANITE BAY            CA    95746    SFD        80.00                          0.250                 0.016
4615091  CLARKSVILLE            AR    72830    SFD        73.75                          0.250                 0.016
4615137  ARGYLE                 TX    76226    SFD        80.00                          0.250                 0.016
4615152  ALAMO                  CA    94507    SFD        72.50                          0.250                 0.016
4615181  AUBURN                 NY    13021    SFD        77.25                          0.250                 0.016
4615214  SOUTHBOROUGH           MA    01745    SFD        76.32                          0.250                 0.016
4615451  SANTA BARBARA          CA    93103    SFD        87.27                          0.250                 0.016
4615463  IRVINGTON              NY    10533    SFD        43.04                          0.250                 0.016
4615545  SALT LAKE CITY         UT    84117    SFD        70.00                          0.250                 0.016
4615558  FOUNTAIN HILLS         AZ    85268    SFD        65.52                          0.250                 0.016
4615560  PORT WASHINGTON        NY    11050    SFD        69.47                          0.250                 0.016
4615628  MONTAUK                NY    11954    SFD        80.00                          0.250                 0.016
4615812  VERNON HILLS           IL    60061    LCO        53.90                          0.250                 0.016
4615859  PORTLAND               OR    97206    SFD        80.00                          0.250                 0.016
4615862  ATLANTA                GA    30327    SFD        90.00                          0.250                 0.016
4615866  NEW YORK               NY    10024    LCO        75.00                          0.250                 0.016
4616035  ELLICOTT CITY          MD    21042    SFD        76.18                          0.250                 0.016
4616048  SOUTHLAKE              TX    76092    SFD        78.54                          0.250                 0.016
4616104  HILLSDALE              NJ    07642    SFD        75.00                          0.250                 0.016
4616144  TEMPE                  AZ    85283    SFD        85.00                 01       0.250                 0.016
4616188  CHATSWORTH             CA    91311    SFD        95.00                 06       0.250                 0.016
4616216  PASADENA               CA    91105    SFD        60.00                          0.250                 0.016
4616220  FULTON                 MD    20759    SFD        80.00                          0.250                 0.016
4616221  WAYZATA                MN    55391    PUD        67.24                          0.250                 0.016
4616222  OLD HICKORY            TN    37138    SFD        80.00                          0.250                 0.016
4616399  GRANITE FALLS          WA    98252    SFD        79.41                          0.250                 0.016
4616401  NEWHALL                CA    91321    SFD        65.38                          0.250                 0.016
4616418  FORT COLLINS           CO    80524    SFD        68.49                          0.250                 0.016
4616508  MAPLEWOOD              NJ    07040    SFD        80.00                          0.250                 0.016
4616544  MARIETTA               GA    30066    SFD        90.00                 12       0.250                 0.016
4616547  PELHAM                 NY    10803    SFD        61.24                          0.250                 0.016
4616592  MAHWAH                 NJ    07430    LCO        89.96                          0.250                 0.016
4616690  HUDSON                 MA    01749    SFD        89.99                 01       0.250                 0.016
4617079  WYCKOFF                NJ    07481    SFD        80.00                          0.250                 0.016
4617264  ATLANTA                GA    30319    PUD        54.35                          0.250                 0.016
4617301  MIDWAY                 UT    84049    SFD        80.00                          0.250                 0.016
4617307  PLANO                  TX    75093    SFD        80.00                          0.250                 0.016
4617314  BROOKEVILLE            MD    20833    SFD        79.97                          0.250                 0.016
4617330  GOLDEN                 CO    80403    SFD        78.68                          0.250                 0.016
4617360  MOUNTAIN GREEN         UT    84050    SFD        80.00                          0.250                 0.016
4617396  ALAMEDA                CA    94501    SFD        80.00                          0.250                 0.016
4617428  SUN LAKES              AZ    85248    SFD        77.59                          0.250                 0.016
4617663  HAMPTON                VA    23664    SFD        66.67                          0.250                 0.016
4617751  HAYDEN                 ID    83835    SFD        90.00                 11       0.250                 0.016
4617769  ALPHARETTA             GA    30202    SFD        73.51                          0.250                 0.016
4617773  SOUTH ORANGE           NJ    07079    SFD        70.27                          0.250                 0.016
4617781  SAN DIEGO              CA    92128    PUD        77.97                          0.250                 0.016
4617790  APPLE VALLEY           MN    55124    SFD        90.00                 11       0.250                 0.016
4617934  CUMMING                GA    30130    SFD        63.78                          0.250                 0.016
4618086  LOS ANGELES            CA    90039    SFD        80.00                          0.250                 0.016
4618154  SCOTTSDALE             AZ    85255    SFD        70.45                          0.250                 0.016
4618170  CLOSTER                NJ    07624    SFD        31.14                          0.250                 0.016
4618254  NEW CITY               NY    10956    SFD        67.95                          0.250                 0.016
4618304  ELWOOD                 IL    60421    SFD        67.01                          0.250                 0.016
4618426  CARTERSVILLE           GA    30120    SFD        79.92                          0.250                 0.016
4618438  MASSAPEQUA             NY    11758    SFD        80.00                          0.250                 0.016
4618514  PHOENIX                AZ    85045    SFD        89.99                 01       0.250                 0.016
4618519  PHOENIX                AZ    85045    SFD        94.98                 12       0.250                 0.016
4618531  OKLAHOMA CITY          OK    73132    SFD        62.50                          0.250                 0.016
4618544  AUSTIN                 TX    78731    SFD        90.00                 01       0.250                 0.016
4618571  SIMI VALLEY            CA    93065    PUD        90.00                          0.250                 0.016
4618579  LEVITTOWN              NY    11756    SFD        69.17                          0.250                 0.016
4618623  MORGAN HILL            CA    95037    SFD        79.99                          0.250                 0.016
4618647  FALMOUTH               MA    02540    SFD        61.54                          0.250                 0.016
4618659  MOUNT VERNON           WA    98274    SFD        90.00                 01       0.250                 0.016
4618796  EDINBURG               TX    78539    SFD        80.00                          0.250                 0.016
4618835  LOVELAND               CO    80537    SFD        73.33                          0.250                 0.016
4618859  PHOENIX                AZ    85018    SFD        74.99                          0.250                 0.016
4618990  KIRKLAND               WA    98034    SFD        69.25                          0.250                 0.016
4619026  AVALON                 CA    90704    LCO        75.00                          0.250                 0.016
4619075  ROSWELL                GA    30075    SFD        80.00                          0.250                 0.016
4619097  PHOENIX                AZ    85022    SFD        80.00                          0.250                 0.016
4619116  LAKE OSWEGO            OR    97035    SFD        75.00                          0.250                 0.016
4619119  PASEO VERDES ESTATES   CA    90274    SFD        66.67                          0.250                 0.016
4619137  LOCUST VALLEY          NY    11560    SFD        75.00                          0.250                 0.016
4619161  BRIDGEHAMPTON          NY    11932    SFD        80.00                          0.250                 0.016
4619166  PLAYA DEL REY          CA    90293    MF2        80.00                          0.250                 0.016
4619285  BRIDGEWATER            NJ    08807    SFD        62.58                          0.250                 0.016
4619309  SCOTTSDALE             AZ    85254    SFD        79.31                          0.250                 0.016
4619353  TRUMBULL               CT    06611    SFD        80.00                          0.250                 0.016
4619363  COTO DE CAZA           CA    92679    SFD        80.00                          0.250                 0.016
4619371  WOLFEBORO              NH    03894    SFD        51.81                          0.250                 0.016
4619413  LAKE ORION             MI    48362    SFD        90.00                 13       0.250                 0.016
4619431  HOUSTON                TX    77019    SFD        35.48                          0.250                 0.016
4619574  LOS ANGELES            CA    90036    SFD        90.00                 06       0.250                 0.016
4619576  ROSLYN HEIGHTS         NY    11577    SFD        57.69                          0.250                 0.016
4619775  SEATTLE                WA    98103    SFD        90.00                 11       0.250                 0.016
4619836  STAMFORD               CT    06905    LCO        55.85                          0.250                 0.016
4619846  GRANADA HILLS          CA    91344    SFD        80.00                          0.250                 0.016
4619863  FALMOUTH               MA    02540    SFD        80.00                          0.250                 0.016
4619885  WESTHAMPTON BEACH      NY    11978    SFD        80.00                          0.250                 0.016
4619891  PHOENIX                AZ    85044    SFD        80.00                          0.250                 0.016
4619971  VICTOR                 ID    83455    SFD        53.85                          0.250                 0.016
4620031  SPOKANE                WA    99203    SFD        80.00                          0.250                 0.016
4620079  PHOENIX                AZ    85045    SFD        90.00                 01       0.250                 0.016
4620113  SILVER SPRING          MD    20905    SFD        80.00                          0.250                 0.016
4620144  RICHMOND               VA    23229    SFD        80.00                          0.250                 0.016
4620176  HALLSVILLE             TX    75650    SFD        77.92                          0.250                 0.016
4620188  CONCORD                CA    94521    SFD        78.09                          0.250                 0.016
4620228  NORCROSS               GA    30092    SFD        89.99                          0.250                 0.016
4620313  SEATTLE                WA    98146    SFD        69.70                          0.250                 0.016
4620521  INDIAN HEAD PARK       IL    60525    SFD        69.45                          0.250                 0.016
4620728  MILL CREEK             WA    98012    SFD        95.00                 12       0.250                 0.016
4620797  SARATOGA               NC    27873    SFD        80.00                          0.250                 0.016
4620803  SANDY                  UT    84092    SFD        77.16                          0.250                 0.016
4620817  CITY ISLAND            NY    10464    SFD        80.00                          0.250                 0.016
4620818  SAN ANTONIO            TX    78212    SFD        80.00                          0.250                 0.016
4620844  YORBA LINDA            CA    92886    SFD        90.00                          0.250                 0.016
4620903  SCOTTSDALE             AZ    85259    SFD        80.00                          0.250                 0.016
4621016  LOWER TWP              NJ    08260    LCO        58.04                          0.250                 0.016
4621081  BAKERSFIELD            CA    93311    PUD        80.00                          0.250                 0.016
4621338  SKILLMAN               NJ    08558    SFD        78.79                          0.250                 0.016
4621372  CASTRO VALLEY          CA    94552    SFD        80.00                          0.250                 0.016
4621445  SARASOTA               FL    34238    SFD        86.12                 06       0.250                 0.016
4621548  LOVELADIES             NJ    08008    SFD        44.18                          0.250                 0.016
4621639  RALEIGH                NC    27613    SFD        65.45                          0.250                 0.016
4621672  WEST ISLIP             NY    11795    SFD        80.00                          0.250                 0.016
4621673  HOUSTON                TX    77077    SFD        95.00                 06       0.250                 0.016
4621682  NEW ROCHELLE           NY    10804    SFD        82.19     FX30YR               0.250                 0.016
4621727  ALEXANDRIA             VA    22309    SFD        68.18                          0.250                 0.016
4621739  NEW ORLEANS            LA    70118    SFD        60.61                          0.250                 0.016
4621905  BELLINGHAM             WA    98226    SFD        80.00                          0.250                 0.016
4621924  DANA POINT             CA    92629    SFD        95.00                 06       0.250                 0.016
4621992  LEAWOOD                KS    66209    SFD        80.00                          0.250                 0.016
4622021  DOWNERS GROVE          IL    60516    SFD        69.57                          0.250                 0.016
4622088  SAN JOSE               CA    95123    SFD        80.00                          0.250                 0.016
4622116  SMITHTOWN              NY    11787    SFD        80.00                          0.250                 0.016
4622133  BROOKLYN               NY    11235    SFD        90.00                          0.250                 0.016
4622142  SAN BRUNO              CA    94066    SFD        79.75                          0.250                 0.016
4622204  MILLBRAE               CA    94030    SFD        65.12                          0.250                 0.016
4622247  GIG HARBOR             WA    98335    SFD        76.00                          0.250                 0.016
4622271  NORTH POTOMAC          MD    20878    SFD        80.00                          0.250                 0.016
4622282  ENGLEWOOD              NJ    07631    SFD        80.00                          0.250                 0.016
4622325  DANA POINT             CA    92629    SFD        89.98                          0.250                 0.016
4622377  GARDEN CITY            NY    11530    SFD        54.95                          0.250                 0.016
4622385  FREEHOLD               NJ    07728    SFD        77.84                          0.250                 0.016
4622392  DELRAY BEACH           FL    33484    SFD        38.15                          0.250                 0.016
4622465  LARCHMONT              NY    10538    SFD        80.00                          0.250                 0.016
4622478  SAN CLEMENTE           CA    92672    SFD        80.00                          0.250                 0.016
4622612  CHESTNUT RIDGE         NY    10977    SFD        80.00                          0.250                 0.016
4622644  WOODLAND PARK          CO    80863    SFD        79.74                          0.250                 0.016
4622719  HILTON HEAD ISLAND     SC    29928    SFD        74.44                          0.250                 0.016
4622752  SLIDELL                LA    70461    SFD        80.00                          0.250                 0.016
4622837  MADISON                MS    39110    SFD        73.84                          0.250                 0.016
4622873  WINTERS                CA    95694    SFD        66.96                          0.250                 0.016
4622896  MADISON                NJ    07940    SFD        80.00                          0.250                 0.016
4622915  RIDGEFIELD             CT    06877    SFD        53.85                          0.250                 0.016
4622917  ENCINO                 CA    91316    SFD        64.67                          0.250                 0.016
4622925  THOUSAND OAKS          CA    91320    SFD        90.00                          0.250                 0.016
4622936  SETAUKET               NY    11733    SFD        90.00                          0.250                 0.016
4623002  SAINT MICHAELS         MD    21663    SFD        36.05                          0.250                 0.016
4623044  PLACERVILLE            CO    81430    SFD        69.11                          0.250                 0.016
4623139  WILMINGTON             DE    19806    THS        79.76                          0.250                 0.016
4623147  ROSWELL                GA    30076    SFD        80.00                          0.250                 0.016
4623150  HILLSBORO              OR    97123    SFD        70.00                          0.250                 0.016
4623208  HANOVER TOWNSHIP       NJ    07927    SFD        65.83                          0.250                 0.016
4623216  ROWLAND HEIGHTS AREA   CA    91748    SFD        80.00                          0.250                 0.016
4623224  LONG BEACH             CA    90814    SFD        80.00                          0.250                 0.016
4623232  FAIRFAX STATION        VA    22039    SFD        80.00                          0.250                 0.016
4623236  SCARSDALE              NY    10583    SFD        69.39                          0.250                 0.016
4623269  DALLAS                 TX    75225    SFD        72.64                          0.250                 0.016
4623292  DEARBORN               MI    48124    SFD        88.99                 06       0.250                 0.016
4623309  REDDING                CT    06896    SFD        78.72                          0.250                 0.016
4623315  TENAFLY                NJ    07670    SFD        78.43                          0.250                 0.016
4623415  POWAY                  CA    92064    SFD        79.76                          0.250                 0.016
4623420  OXNARD AREA            CA    93035    SFD        79.40                          0.250                 0.016
4623445  HIGHLAND PARK          TX    75205    SFD        80.00                          0.250                 0.016
4623459  DEXTER                 MI    48130    SFD        95.00                          0.250                 0.016
4623463  TENAFLY                NJ    07670    SFD        80.00                          0.250                 0.016
4623494  COLOGNE                NJ    08213    SFD        90.00                 12       0.250                 0.016
4623520  POTOMAC                MD    20854    SFD        88.60                 11       0.250                 0.016
4623561  LAS VEGAS              NV    89107    SFD        58.41                          0.250                 0.016
4623566  THOUSAND OAKS          CA    91362    SFD        80.00                          0.250                 0.016
4623597  COLLIERVILLE           TN    38017    SFD        80.00                          0.250                 0.016
4623907  LAKE FOREST            CA    92630    SFD        95.00                 13       0.250                 0.016
4624007  PARK CITY              UT    84060    PUD        67.02                          0.250                 0.016
4624067  SIERRA MADRE           CA    91024    SFD        90.00                          0.250                 0.016
4624095  LAKE GROVE             NY    11755    SFD        80.00                          0.250                 0.016
4624115  SCOTTSDALE             AZ    85258    SFD        76.47                          0.250                 0.016
4624117  NEW ORLEANS            LA    70131    SFD        75.63                          0.250                 0.016
4624124  ARCADIA                CA    91007    SFD        79.57                          0.250                 0.016
4624170  HIGHLAND               CA    92346    SFD        90.00                          0.250                 0.016
4624238  LITTLE RIVER           SC    29566    LCO        74.96                          0.250                 0.016
4624265  LITTLE RIVER           SC    29566    LCO        75.00                          0.250                 0.016
4624313  SCOTTSDALE             AZ    85254    SFD        80.00                          0.250                 0.016
4624316  LOS ALTOS              CA    94022    SFD        80.00                          0.250                 0.016
4624323  FRESNO                 CA    93711    SFD        69.17                          0.250                 0.016
4624337  OVERLAND PARK          KS    66213    SFD        90.00                 12       0.250                 0.016
4624358  NEWTOWN SQUARE         PA    19073    SFD        74.38                          0.250                 0.016
4624416  BRIELLE                NJ    08730    SFD        71.01                          0.250                 0.016
4624564  FLORAL PARK            NY    11004    SFD        80.00                          0.250                 0.016
4624565  VISTA                  CA    92083    SFD        70.00                          0.250                 0.016
4624588  METAIRIE               LA    70005    SFD        79.86                          0.250                 0.016
4624599  SANDY                  UT    84092    SFD        80.00                          0.250                 0.016
4624616  SANIBEL                FL    33957    SFD        64.22                          0.250                 0.016
4624626  BAYSIDE                NY    11360    SFD        75.00                          0.250                 0.016
4624658  SUN VALLEY             ID    83353    LCO        39.10                          0.250                 0.016
4624694  SNOHOMISH              WA    98296    SFD        80.00                          0.250                 0.016
4624815  SALINAS                CA    93908    SFD        66.67                          0.250                 0.016
4624817  FAIRFAX                VA    22030    SFD        89.90                 06       0.250                 0.016
4624832  LOS ANGELES            CA    90056    SFD        80.00                          0.250                 0.016
4624837  FREMONT                CA    94539    SFD        40.43                          0.250                 0.016
4624964  FLORHAM PARK           NJ    07932    SFD        71.02                          0.250                 0.016
4625003  FRESNO                 CA    93711    SFD        69.58                          0.250                 0.016
4625169  BALTIMORE              MD    21202    HCO        70.00                          0.250                 0.016
4625198  LOS ANGELES            CA    90077    SFD        70.00                          0.250                 0.016
4625199  POMONA                 NY    10970    SFD        80.00                          0.250                 0.016
4625295  AUSTIN                 TX    78730    SFD        80.00                          0.250                 0.016
4625313  PLAINVIEW              NY    11803    SFD        42.40                          0.250                 0.016
4625350  SAN CLEMENTE           CA    92672    SFD        80.00                          0.250                 0.016
4625361  MARIETTA               GA    30067    SFD        85.00                 06       0.250                 0.016
4625369  BIRMINGHAM             AL    35213    SFD        75.00                          0.250                 0.016
4625373  HAYWARD                CA    94542    LCO        80.00                          0.250                 0.016
4625388  BORING                 OR    97009    SFD        80.00                          0.250                 0.016
4625470  LYNBROOK               NY    11563    SFD        51.22                          0.250                 0.016
4625492  NEW ORLEANS            LA    70128    SFD        80.00                          0.250                 0.016
4625507  MAUMELLE               AR    72113    SFD        70.00                          0.250                 0.016
4625552  PLACITAS               NM    87043    SFD        72.22                          0.250                 0.016
4625556  COLLEGE STATION        TX    77845    SFD        80.00                          0.250                 0.016
4625593  FISHERS                IN    46038    SFD        90.00                 17       0.250                 0.016
4625602  HALESITE               NY    11743    SFD        59.09                          0.250                 0.016
4625628  BATON ROUGE            LA    70810    SFD        84.01                 01       0.250                 0.016
4625681  RHINEBECK              NY    12572    SFD        80.00                          0.250                 0.016
4625708  HENDERSON              NV    89014    SFD        73.59                          0.250                 0.016
4625753  NORTH KINGSTOWN        RI    02852    SFD        75.00                          0.250                 0.016
4625819  MENDHAM                NJ    07945    SFD        75.00                          0.250                 0.016
4625908  MANHATTAN BEACH        CA    90266    SFD        77.84                          0.250                 0.016
4625939  WEBSTER                MN    55088    SFD        69.01                          0.250                 0.016
4625971  BEAVERCREEK            OR    97004    SFD        75.00                          0.250                 0.016
4626025  BIRMINGHAM             AL    35242    SFD        64.22                          0.250                 0.016
4626095  WARSON WOODS           MO    63122    SFD        80.00                          0.250                 0.016
4626135  CORNWALL               NY    12518    SFD        79.77                          0.250                 0.016
4626150  DALLAS                 TX    75238    SFD        80.00                          0.250                 0.016
4626197  SAN JOSE               CA    95133    SFD        80.00                          0.250                 0.016
4626296  HUNTINGTON             NY    11743    SFD        84.98                 06       0.250                 0.016
4626342  BARRINGTON             IL    60010    SFD        66.58                          0.250                 0.016
4626392  CENTER MORICHES        NY    11934    SFD        78.95                          0.250                 0.016
4626492  LOS ANGELES            CA    90025    LCO        80.00                          0.250                 0.016
4626516  THE WOODLANDS          TX    77381    SFD        80.00                          0.250                 0.016
4626525  HOOVER                 AL    35242    SFD        52.43                          0.250                 0.016
4626583  ASHBURN                VA    20148    SFD        89.99                 12       0.250                 0.016
4626640  LA CRESCENTA AREA      CA    91214    SFD        90.00                 12       0.250                 0.016
4626656  CHARLOTTE              NC    28226    SFD        57.66                          0.250                 0.016
4626683  LAWRENCEVILLE          GA    30043    SFD        79.04                          0.250                 0.016
4626689  LOS ANGELES            CA    90066    SFD        80.00                          0.250                 0.016
4626703  BOULDER                CO    80301    SFD        75.00                          0.250                 0.016
4626706  MORGAN HILL            CA    95037    SFD        79.95                          0.250                 0.016
4626725  POTOMAC                MD    20854    SFD        95.00                 06       0.250                 0.016
4626783  GREAT FALLS            VA    22066    SFD        72.77                          0.250                 0.016
4626785  DEMAREST               NJ    07627    SFD        80.00                          0.250                 0.016
4626815  HASTINGS-ON-HUDSON     NY    10706    SFD        80.00                          0.250                 0.016
4626844  THE WOODLANDS          TX    77381    SFD        58.99                          0.250                 0.016
4626885  MIAMI                  FL    33157    SFD        80.00                          0.250                 0.016
4626895  VILLA PARK             CA    92861    SFD        80.00                          0.250                 0.016
4626900  POCONO PINES           PA    18350    SFD        75.00                          0.250                 0.016
4627027  PORT WASHINGTON        NY    11050    MF2        90.00                 12       0.250                 0.016
4627109  DACULA                 GA    30211    SFD        72.46                          0.250                 0.016
4627255  HOLLYWOOD              FL    33019    SFD        43.48                          0.250                 0.016
4627282  LAKE WORTH             FL    33467    SFD        80.00                          0.250                 0.016
4627613  LAGUNA BEACH           CA    92651    SFD        63.75                          0.250                 0.016
4627702  LAKE GROVE             NY    11755    SFD        89.06                 06       0.250                 0.016
4627761  NEW BERLIN             WI    53151    SFD        70.67                          0.250                 0.016
4628002  MCLEAN                 VA    22101    SFD        57.93                          0.250                 0.016
4628109  CLIFTON                VA    20124    SFD        80.00                          0.250                 0.016
4628243  TUALATIN               OR    97062    SFD        75.00                          0.250                 0.016
4628301  SUN VALLEY             ID    83353    LCO        60.81                          0.250                 0.016
4628329  TOWN AND COUNTRY       MO    63131    SFD        90.00                 12       0.250                 0.016
4628382  SAN DIEGO              CA    92037    LCO        80.00                          0.250                 0.016
4628411  LINDON                 UT    84042    SFD        80.00                          0.250                 0.016
4628470  SANDY                  UT    84093    SFD        71.67                          0.250                 0.016
4628471  SOUTH JORDAN           UT    84095    SFD        80.00                          0.250                 0.016
4628493  SOUTH RIDING           VA    20152    SFD        88.38                          0.250                 0.016
4628503  DALLAS                 TX    75214    SFD        80.00                          0.250                 0.016
4628511  BIG BEAR LAKE          CA    92315    SFD        80.00                          0.250                 0.016
4628561  CHESTER                MD    21619    SFD        65.71                          0.250                 0.016
4628650  LAGUNA HILLS           CA    92656    SFD        90.00                 06       0.250                 0.016
4628771  ORLANDO                FL    32832    SFD        68.75                          0.250                 0.016
4628850  ANNAPOLIS              MD    21401    SFD        79.99                          0.250                 0.016
4628925  LOXAHATCHEE            FL    33470    SFD        80.00                          0.250                 0.016
4628926  CHARLOTTESVILLE        VA    22911    SFD        90.00                          0.250                 0.016
4628961  BIRMINGHAM             AL    35244    SFD        76.70                          0.250                 0.016
4629026  ATLANTA                GA    30328    SFD        80.00                          0.250                 0.016
4629073  EDMONDS                WA    98020    SFD        80.00                          0.250                 0.016
4629080  CLINTON                WA    98236    SFD        75.00                          0.250                 0.016
4629152  SANTA ANA              CA    92706    SFD        80.00                          0.250                 0.016
4629163  NEW YORK               NY    10024    MF2        28.80                          0.250                 0.016
4629215  SAN DIEGO              CA    92130    SFD        79.59                          0.250                 0.016
4629289  DUNWOODY               GA    30338    SFD        79.97                          0.250                 0.016
4629317  HARLINGEN              TX    78550    SFD        80.00                          0.250                 0.016
4629321  DALLAS                 TX    75230    SFD        80.00                          0.250                 0.016
4629388  GOLDEN                 CO    80401    LCO        80.00                          0.250                 0.016
4629402  LAUREL                 MD    20707    SFD        80.00                          0.250                 0.016
4629434  GATLINBURG             TN    37738    SFD        90.00                          0.250                 0.016
4629571  UNIVERSITY PARK        TX    75225    SFD        59.44                          0.250                 0.016
4630100  FOUNTAIN VALLEY        CA    92708    SFD        90.00                          0.250                 0.016
4630200  MYRTLE CREEK           OR    97457    SFD        67.44                          0.250                 0.016
4630385  PARAMUS                NJ    07652    SFD        80.00                          0.250                 0.016
4630407  CHARLOTTESVILLE        VA    22903    SFD        90.00                 01       0.250                 0.016
4630502  SARASOTA               FL    34232    SFD        80.00                          0.250                 0.016
4630666  EAST NORTHPORT         NY    11731    SFD        79.87                          0.250                 0.016
4630708  FOSTER CITY            CA    94404    PUD        75.00                          0.250                 0.016
4630754  ATLANTA                GA    30324    SFD        70.00                          0.250                 0.016
4630797  WOODBINE               MD    21797    SFD        94.95                 06       0.250                 0.016
4631081  HUNTINGTON BEACH       CA    92647    SFD        90.00                 01       0.250                 0.016
4631114  SANDY                  UT    84092    SFD        38.46                          0.250                 0.016
4631225  HOUSTON                TX    77025    SFD        58.99                          0.250                 0.016
4631458  RIVERSIDE              CA    92504    SFD        79.99                          0.250                 0.016
4631478  JUPITER                FL    33458    SFD        70.00                          0.250                 0.016
4631502  MIDLOTHIAN             VA    23113    SFD        80.00                          0.250                 0.016
4631505  MIDLOTHIAN             VA    23113    SFD        80.00                          0.250                 0.016
4631547  EUGENE                 OR    97401    SFD        70.00                          0.250                 0.016
4631762  LAGUNA NIGUEL          CA    92677    SFD        89.99                          0.250                 0.016
4631839  WESTLAKE VILLAGE       CA    91362    SFD        90.00                          0.250                 0.016
4631999  FISHERS                IN    46038    SFD        79.06                          0.250                 0.016
4632255  AUSTIN                 TX    78731    SFD        78.57                          0.250                 0.016
4632389  EUGENE                 OR    97408    SFD        79.89                          0.250                 0.016
4632446  ENGLEWOOD              CO    80111    SFD        62.50                          0.250                 0.016
4632490  PELHAM                 NY    10803    SFD        58.33                          0.250                 0.016
4632513  ANAHEIM                CA    92808    PUD        80.00                          0.250                 0.016
4632731  SAN JOSE               CA    95129    SFD        80.00                          0.250                 0.016
4632844  AUSTIN                 TX    78703    SFD        77.78                          0.250                 0.016
4633728  HUNTINGTON BAY         NY    11743    SFD        72.97                          0.250                 0.016
4633740  COLD SPRING HARBOR     NY    11724    SFD        77.78                          0.250                 0.016
4633836  SEVIERVILLE            TN    37862    SFD        75.00                          0.250                 0.016
4633922  LIVERMORE              CA    94550    SFD        90.00                          0.250                 0.016
4633948  CLIFFSIDE PARK         NJ    07010    HCO        74.91                          0.250                 0.016
4633950  ROCKY RIVER            OH    44116    SFD        73.95                          0.250                 0.016
4633986  SAN CLEMENTE           CA    92673    LCO        79.98                          0.250                 0.016
4633998  PALATINE               IL    60067    SFD        68.97                          0.250                 0.016
4634113  TORRANCE               CA    90505    SFD        89.97                 33       0.250                 0.016
4634201  SEASIDE                OR    97138    SFD        71.79                          0.250                 0.016
4634203  PROVO                  UT    84606    LCO        75.00                          0.250                 0.016
4634280  DALY CITY              CA    94014    SFD        67.94                          0.250                 0.016
4634347  NORTHRIDGE             CA    91324    LCO        80.00                          0.250                 0.016
4634444  CRESTED BUTTE          CO    81224    SFD        65.71                          0.250                 0.016
4634485  CINCINNATI             OH    45244    SFD        60.67                          0.250                 0.016
4634559  FAIRFIELD              CT    06430    SFD        80.00                          0.250                 0.016
4634717  GARDEN CITY            NY    11530    SFD        50.00                          0.250                 0.016
4634828  AUSTIN                 TX    78730    SFD        77.14                          0.250                 0.016
4635070  PORT ORCHARD           WA    98366    SFD        40.77                          0.250                 0.016
4635656  ATLANTA                GA    30342    SFD        52.97                          0.250                 0.016
4635657  LAKE FOREST            CA    92630    PUD        78.69                          0.250                 0.016
4636010  NANUET                 NY    10954    SFD        80.00                          0.250                 0.016
4636062  SAN DIEGO              CA    92101    SFD        80.00                          0.250                 0.016
4636705  WILLISTON PARK         NY    11591    SFD        80.00                          0.250                 0.016
4636876  ASPEN                  CO    81611    LCO        43.48                          0.250                 0.016
4637445  BOXBOROUGH             MA    01719    SFD        79.61                          0.250                 0.016
4638668  VISTA                  CA    92084    SFD        68.42                          0.250                 0.016
4639322  CAMERON PARK           CA    95682    SFD        95.00                 33       0.250                 0.016
4639804  MERCER ISLAND          WA    98040    SFD        70.00                          0.250                 0.016
4640827  SAN JUAN CAPISTRANO    CA    92675    SFD        79.99                          0.250                 0.016
6073294  ENGLEWOOD              CO    80110    SFD        76.47                          0.250                 0.016
6118739  LIVERMORE              CA    94550    SFD        51.55                          0.250                 0.016
6146367  PHOENIX                AZ    85020    SFD        90.00                 33       0.250                 0.016
6311547  REDMOND                WA    98052    SFD        79.20                          0.250                 0.016
6319749  SANTA BARBARA          CA    93105    PUD        80.00                          0.250                 0.016
6343740  SCOTTSDALE             AZ    85259    PUD        80.00                          0.250                 0.016
6344595  ARDEN HILLS            MN    55112    SFD        46.09                          0.250                 0.016
6350548  LOUISVILLE             CO    80027    SFD        63.53                          0.250                 0.016
6354581  SAN JOSE               CA    95123    SFD        80.00                          0.250                 0.016
6366257  CLIFTON                VA    22024    SFD        80.00                          0.250                 0.016
6366550  APPLE VALLEY           MN    55124    SFD        79.89                          0.250                 0.016
6369501  IPSWICH                MA    01938    SFD        85.00                 11       0.250                 0.016
6373225  PARK CITY              UT    84098    SFD        69.73                          0.250                 0.016
6374065  VOORHEES TWP           NJ    08043    SFD        90.00                 17       0.250                 0.016
6375383  REDDING                CA    96001    SFD        80.00                          0.250                 0.016
6392952  CHANHASSEN             MN    55317    SFD        75.57                          0.250                 0.016
6395614  SOUTH JORDAN           UT    84095    SFD        67.95                          0.250                 0.016
6401874  OAKTON                 VA    22124    SFD        80.00                          0.250                 0.016
6403196  OCEAN CITY             NJ    08226    SFD        90.00                 13       0.250                 0.016
6404698  KIRKLAND               WA    98033    LCO        80.00                          0.250                 0.016
6404922  LOS ANGELES            CA    91607    SFD        73.71                          0.250                 0.016
6406295  LAVERNE                CA    91750    SFD        80.00                          0.250                 0.016
6409043  ALPHARETTA             GA    30202    SFD        80.00                          0.250                 0.016
6410672  AVALON                 NJ    08202    SFD        80.00                          0.250                 0.016
6414129  ALAMO                  CA    94507    SFD        80.00                          0.250                 0.016
6414632  MILL VALLEY            CA    94941    SFD        80.00                          0.250                 0.016
6415850  PETALUMA               CA    94954    SFD        90.00                 13       0.250                 0.016
6424494  DENVER                 CO    80206    HCO        80.00                          0.250                 0.016
6430289  GERMANTOWN             TN    38138    SFD        67.06                          0.250                 0.016
6431079  EAGLE                  ID    83616    SFD        80.00                          0.250                 0.016
6431499  WEST DES MOINES        IA    50266    SFD        94.99                 01       0.250                 0.016
6432001  OJAI                   CA    93023    SFD        80.00                          0.250                 0.016
6432101  MOORPARK               CA    93021    SFD        77.61                          0.250                 0.016
6432279  HOOPER                 UT    84315    SFD        69.33                          0.250                 0.016
6432455  LONGBOAT KEY           FL    34228    SFD        80.00                          0.250                 0.016
6432501  ROSWELL                GA    30075    SFD        90.00                 06       0.250                 0.016
6433320  MAMMOTH LAKES          CA    93546    SFD        80.00                          0.250                 0.016
6433628  SCOTTSDALE             AZ    85259    PUD        85.00                 24       0.250                 0.016
6433631  RENO                   NV    89511    SFD        68.78                          0.250                 0.016
6433920  HIGHLANDS RANCH        CO    80126    SFD        90.00                 33       0.250                 0.016
6436789  OAKVIEW                CA    93022    SFD        77.70                          0.250                 0.016
6436907  AVALON                 NJ    08202    SFD        80.00                          0.250                 0.016
6437083  CORONADO               CA    92118    SFD        79.90                          0.250                 0.016
6437490  RANDOLPH               NJ    07869    SFD        65.96                          0.250                 0.016
6437576  ST JAMES               NY    11780    SFD        80.00                          0.250                 0.016
6437657  CHARLOTTE              NC    28270    SFD        69.62                          0.250                 0.016
6437786  OTIS                   OR    97368    SFD        57.86                          0.250                 0.016
6437905  PHOENIX                AZ    85018    SFD        62.42                          0.250                 0.016
6438588  SAN CARLOS             CA    94070    SFD        72.34                          0.250                 0.016
6439165  WAYLAND                MA    01778    LCO        79.99                          0.250                 0.016
6439311  RENO                   NV    89511    PUD        70.81                          0.250                 0.016
6440281  PORTLAND               OR    97225    SFD        58.67                          0.250                 0.016
6440579  TUSTIN                 CA    92782    SFD        59.24                          0.250                 0.016
6441258  MOUNT VERNON           WA    98273    SFD        87.55                 01       0.250                 0.016
6442249  FT LAUDERDALE          FL    33316    SFD        59.00                          0.250                 0.016
6443057  NEWPORT BEACH          CA    92660    SFD        78.00                          0.250                 0.016
6444011  HILLSBORO              OR    97123    SFD        49.21                          0.250                 0.016
6447051  WAYZATA                MN    55391    SFD        58.18                          0.250                 0.016
6448041  WALPOLE                MA    02081    LCO        67.95                          0.250                 0.016
6448481  VIENNA                 VA    22182    SFD        89.96                 33       0.250                 0.016
6449214  RANCHO SANTA FE        CA    92067    SFD        47.62                          0.250                 0.016
6450010  PLEASANTON             CA    94566    SFD        66.67                          0.250                 0.016
6451131  DANVILLE               CA    94506    PUD        42.55                          0.250                 0.016
6451537  SAN JOSE               CA    95138    SFD        95.00                 13       0.250                 0.016
6453111  SAN ANTONIO            TX    78209    SFD        66.67                          0.250                 0.016
6454099  SIOUX FALLS            SD    57105    SFD        80.00                          0.250                 0.016
6454886  SAN JOSE               CA    95138    PUD        79.96                          0.250                 0.016
6456911  INCLINE VILLAGE        NV    89451    SFD        67.25                          0.250                 0.016
6461130  BRUSH PRAIRIE          WA    98606    SFD        95.00                 17       0.250                 0.016
6462930  MUKILTEO               WA    98275    SFD        80.00                          0.250                 0.016
6468536  SALT LAKE CITY         UT    84117    SFD        80.00                          0.250                 0.016

                                   EXHIBIT F-3

            [Schedule of Mortgage Loans Serviced by Other Servicers]

NASCOR
NMI / 1997-14 Exhibit F-3 (Part A)
20 & 30 YEAR FIXED RATE NON-RELOCATION LOANS




                                                                          NET                                        CUT-OFF
MORTGAGE                                                    MORTGAGE   MORTGAGE    CURRENT   ORIGINAL  SCHEDULED      DATE
  LOAN                                     ZIP   PROPERTY   INTEREST   INTEREST    MONTHLY    TERM TO  MATURITY     PRINCIPAL
 NUMBER             CITY        STATE     CODE     TYPE       RATE       RATE      PAYMENT   MATURITY    DATE        BALANCE
 ------             ----        -----     ----     ----       ----       ----      -------   --------    ----        -------
 4558918  FT LAUDERDALE       FL          33332     SFD      8.500       8.234        $1,933.82 360    1-Nov-26      $249,926.91
 4581270  RYE BROOK           NY          10573     SFD      8.250       7.984        $2,121.57 360    1-Feb-27      $281,113.21
 4588418  BETHESDA            MD          20817     SFD      7.625       7.359        $3,997.62 360    1-May-27      $563,149.20
 4595710  DENVER              CO          80206     SFD      8.250       7.984        $3,005.07 360    1-Jul-27      $399,488.11
 4601641  MINNETONKA          MN          55435     SFD      8.125       7.859        $2,227.50 360    1-Jul-27      $299,606.17
 4605221  LAFAYETTE           CA          94549     SFD      7.625       7.359        $2,995.03 360    1-Mar-27      $421,210.49
 4608910  OMAHA               NE          68124     SFD      8.000       7.734        $1,577.60 360    1-Jul-27      $214,710.50
 4611762  ATHENS              GA          30606     SFD      8.250       7.984        $1,915.73 360    1-Jun-27      $254,508.83
 4611783  MINNEAPOLIS         MN          55403     SFD      7.875       7.609        $2,175.21 360    1-Jul-27      $299,585.73
 4616095  BRANDON             MS          39042     SFD      7.875       7.609        $1,943.19 360    1-Aug-27      $267,815.56
 4619548  GAINESVILLE         GA          30506     SFD      7.875       7.609        $2,791.52 360    1-Aug-27      $384,735.04
 4619553  WESTERVILLE         OH          43082     SFD      7.625       7.359        $2,024.30 360    1-Aug-27      $285,792.99
 4622862  POWELL              OH          43065     SFD      8.000       7.734        $2,693.65 360    1-Aug-27      $366,853.68
 4628174  ALBANY              GA          31707     SFD      7.875       7.609        $1,885.19 360    1-Aug-27      $259,821.06
 4629381  SAN FRANCISCO       CA          94111     LCO      7.750       7.484        $1,767.75 360    1-Aug-27      $246,575.84
 4629395  PORTLAND            OR          97201     SFD      8.000       7.734        $2,935.06 360    1-Jul-27      $399,461.43
 4629426  SEBASTOPOL          CA          95472     SFD      8.250       7.984        $2,854.81 360    1-Jul-27      $379,513.71
 4629443  HERMOSA BEACH       CA          90254     SFD      7.750       7.484        $2,206.55 360    1-Aug-27      $307,782.62
 4629454  NEWNAN              GA          30263     SFD      7.750       7.484        $2,114.85 360    1-Aug-27      $294,991.65
 4629460  PARKER              CO          80134     SFD      7.875       7.609        $1,735.09 360    1-Aug-27      $239,135.32
 4629472  SILVER SPRING       MD          20906     SFD      7.750       7.484        $2,041.78 360    1-Jul-27      $284,596.40
 4629479  BRIER               WA          98036     SFD      8.375       8.109        $1,739.05 360    1-Aug-27      $228,657.78
 4629486  PALO ALTO           CA          94303     SFD      8.000       7.734        $2,406.75 360    1-Jul-27      $327,558.37
 4629493  ST PETERSBURG       FL          33704     SFD      8.000       7.734        $3,345.97 360    1-Aug-27      $455,694.03
 4629510  ALEXANDRIA          VA          22301     SFD      8.000       7.734        $3,052.47 360    1-Jul-27      $415,439.86
 4629791  PHOENIX             AZ          85018     SFD      8.000       7.734        $2,685.58 360    1-Jul-27      $365,507.20
 4629817  ALAMO               CA          94507     SFD      8.000       7.734        $2,855.81 360    1-Aug-27      $388,938.86
 4629852  BETHESDA            MD          20817     SFD      8.125       7.859        $2,034.45 360    1-Aug-27      $273,820.76
 4629885  WOOLAND HILLS AREA  CA          91364     SFD      7.875       7.609        $1,844.58 360    1-Aug-27      $254,224.92
 4629902  SAN JOSE            CA          95132     SFD      7.875       7.609        $1,699.57 360    1-Aug-27      $234,238.68
 4629954  LAKE OSWEGO         OR          97035     SFD      8.000       7.734        $1,871.10 360    1-Aug-27      $254,828.90
 4629963  MORGAN HILL         CA          95037     SFD      7.750       7.484        $1,922.85 360    1-Jul-27      $268,019.91
 4629967  HOLLISTER           CA          95023     SFD      8.250       7.984        $1,652.79 360    1-Jul-27      $219,718.46
 4629980  LAPLATA             MD          20646     SFD      7.625       7.359        $1,613.77 360    1-Aug-27      $227,834.98
 4629997  RESTON              VA          20194     SFD      8.000       7.734        $1,942.65 360    1-Jul-27      $264,393.52
 4630004  COTO DE CAZA AREA   CA          92679     SFD      7.750       7.484        $1,862.67 360    1-Aug-27      $259,816.50
 4633206  MEDINA              MN          55340     SFD      7.500       7.234        $2,227.35 360    1-Jul-27      $318,075.70
 4633663  SCARSDALE           NY          10583     SFD      8.000       7.734        $3,095.38 360    1-Aug-27      $421,566.95
 4633676  WINGDALE            NY          12594     SFD      8.125       7.859        $1,744.86 360    1-Jul-27      $234,691.49
 4633682  MARCO ISLAND        FL          34145     SFD      8.000       7.734        $1,617.96 360    1-Jul-27      $220,203.09
 4633698  FORKED RIVER        NJ          08731     SFD      8.375       8.109        $2,736.26 360    1-Jul-27      $359,550.92
 4633718  ISLAND HEIGHTS      NJ          08732     SFD      8.000       7.734        $2,091.23 360    1-Jul-27      $284,214.96
 4633727  NEW CITY            NY          10956     SFD      8.375       8.109        $1,988.35 360    1-May-27      $260,942.76
 4633735  VALLEY COTTAGE      NY          10989     SFD      7.875       7.609        $1,653.16 360    1-Jul-27      $227,584.51
 4633739  POMPANO BEACH       FL          33062     SFD      8.250       7.984        $1,890.94 360    1-Jul-27      $251,377.89
 4633763  CARY                NC          27511     SFD      7.875       7.609        $2,429.70 360    1-Jul-27      $334,637.27
 4633809  RYE                 NY          10580     SFD      8.250       7.984        $1,757.97 360    1-Jul-27      $233,700.53
 4634248  ALEXANDRIA          VA          22305     SFD      8.250       7.984        $2,163.64 360    1-Jul-27      $287,631.46
 4634256  ROANOKE             VA          24018     SFD      8.000       7.734        $1,871.09 360    1-Jul-27      $254,656.68
 4634262  ROCKVILLE           MD          20850     SFD      7.750       7.484        $1,848.35 360    1-Jul-27      $257,634.64
 4634271  ATLANTA             GA          30306     SFD      7.875       7.609        $1,787.47 360    1-Jul-27      $246,184.59
 4634281  BRADENTON           FL          34209     SFD      8.000       7.734        $1,878.44 360    1-Jul-27      $255,655.31
 4634282  SAN FRANCISCO       CA          94123     SFD      8.125       7.859        $3,601.12 360    1-Jul-27      $484,363.32
 4634293  SEA ISLE            NJ          08243     SFD      8.125       7.859        $2,171.81 360    1-Jul-27      $292,116.02
 4634298  PALO ALTO           CA          94303     SFD      8.000       7.734        $2,119.12 360    1-Jul-27      $288,411.13
 4634379  WOODSTOCK           GA          30189     SFD      7.875       7.609        $2,144.62 240    1-Jul-17      $257,904.59
 4634426  DOYLESTOWN          PA          18901     SFD      7.625       7.359        $1,769.49 360    1-Jul-27      $249,636.37
 4634449  WASHINGTON          DC          20016     SFD      7.875       7.609        $2,923.85 360    1-Jul-27      $402,669.83
 4634465  FAIRFAX             VA          22031     SFD      7.375       7.109        $1,491.86 360    1-Jun-27      $215,503.84
 4634682  SULTAN              WA          98294     SFD      8.000       7.734        $2,245.32 360    1-Jul-26      $300,881.12
 4634691  RENTON              WA          98058     SFD      8.250       7.984        $1,742.94 360    1-May-27      $231,373.57
 4634711  SEATTLE             WA          98122     SFD      8.375       8.109        $1,740.57 360    1-Aug-26      $227,070.06
 4634732  SEATTLE             WA          98117     SFD      8.000       7.734        $1,769.48 360    1-Jul-27      $240,781.65
 4634733  MARIETTA            GA          30068     SFD      7.875       7.609        $3,656.66 348    1-Jul-26      $499,246.72
 4634736  ORLANDO             FL          32819     SFD      8.250       7.984        $2,141.11 360    1-Jul-27      $284,635.29
 4634737  KENT                WA          98042     SFD      8.000       7.734        $1,601.81 360    1-Nov-26      $215,605.24
 4634738  MAPLE VALLEY        WA          98038     SFD      8.375       8.109        $1,881.18 360    1-Apr-26      $244,733.55
 4634741  WESTON              FL          33327     SFD      8.500       8.234        $2,540.87 360    1-May-27      $329,615.96
 4634744  SUMNER              WA          98390     SFD      8.625       8.359        $1,820.03 360    1-Jun-26      $231,820.09
 4634745  ATLANTA             GA          30324     SFD      7.625       7.359        $2,388.80 360    1-Jul-27      $337,009.91
 4634748  SEATTLE             WA          98136     SFD      7.750       7.484        $1,576.11 360    1-Apr-27      $218,563.12
 4634751  BOTHELL             WA          98021     SFD      7.875       7.609        $1,993.58 360    1-May-27      $274,185.63
 4634756  SEATTLE             WA          98177     SFD      7.875       7.609        $1,732.92 360    1-Aug-27      $238,835.52
 4634758  ISSAQUAH            WA          98027     SFD      8.000       7.734        $2,127.92 360    1-Nov-26      $286,556.87
 4634763  SEATTLE             WA          98199     SFD      8.625       8.359        $2,310.04 360    1-Jun-27      $296,470.15
 4634765  WOODINVILLE         WA          98072     SFD      8.500       8.234        $2,318.28 360    1-Sep-26      $299,220.70
 4634961  DUNWOODY            GA          30338     SFD      8.125       7.859        $1,700.32 360    1-Jul-27      $228,699.39
 4635630  SUMTER              SC          29150     SFD      8.000       7.734        $1,652.08 360    1-Aug-27      $224,998.92
 4635644  JACKSONVILLE        FL          32223     SFD      8.000       7.734        $1,474.60 353    1-Oct-26      $194,629.01
 4635658  ALPHARETTA          GA          30202     SFD      7.750       7.484        $3,582.07 360    1-Aug-27      $499,647.11
 4635666  BRENTWOOD           TN          37027     SFD      8.000       7.734        $2,406.75 360    1-Aug-27      $327,779.92
 4636227  WEST PALM BEACH     FL          33401     SFD      8.000       7.734        $1,907.78 360    1-Aug-27      $259,825.55
 4636235  MT PLEASANT         SC          29464     SFD      8.125       7.859        $2,294.31 360    1-Jul-27      $308,594.39
 4636248  BEAVERTON           OR          97007     SFD      8.125       7.859        $1,930.50 360    1-Jul-27      $259,639.05
 4636266  BURLINGAME          CA          94010     SFD      8.375       8.109        $2,660.26 360    1-Aug-27      $349,782.45
 4636271  WEST PALM BEACH     FL          33414     SFD      8.000       7.734        $2,201.29 360    1-Aug-27      $299,798.71
 4636279  COOPER CITY         FL          33330     SFD      8.125       7.859        $1,678.05 360    1-Aug-27      $225,852.16
 4636288  SAN JOSE            CA          95148     SFD      8.250       7.984        $1,682.47 360    1-Aug-27      $223,807.19
 4636300  FLORENCE            SC          29501     SFD      8.250       7.984        $2,073.49 360    1-Jul-27      $275,646.81
 4636751  CASTRO VALLEY       CA          94552     SFD      8.125       7.859        $2,298.03 360    1-Aug-27      $309,297.54
 4636779  CAMPBELL            CA          95008     SFD      7.750       7.484        $2,693.71 360    1-Aug-27      $375,734.62
 4636789  GREAT FALLS         VA          22066     SFD      8.375       8.109        $4,560.43 360    1-Aug-27      $599,627.07
 4636819  TUSTIN              CA          92782     LCO      8.000       7.734        $1,951.08 360    1-Aug-27      $265,721.59
 4636834  DANVILLE            CA          94526     SFD      8.000       7.734        $3,742.20 360    1-Aug-27      $509,657.80
 4636854  SAN JOSE            CA          95135     SFD      8.000       7.734        $2,792.71 360    1-Aug-27      $380,344.62
 4636862  REDMOND             WA          98053     SFD      7.625       7.359        $2,165.49 360    1-Aug-27      $305,728.57
 4636871  SAN ANTONIO         TX          78240     SFD      8.125       7.859        $2,784.36 360    1-Aug-27      $374,754.70
 4636906  AUSTIN              TX          78703     SFD      7.625       7.359        $1,642.08 360    1-Aug-27      $231,832.09
 4637262  FAYETTEVILLE        TN          37505     SFD      7.500       7.234        $1,848.37 360    1-Aug-27      $264,153.82
 4637277  FRANKLIN PARK       NJ          08823     SFD      7.625       7.359        $2,031.37 360    1-Jul-27      $286,583.24
 4637285  CASTRO VALLEY       CA          94546     SFD      7.875       7.609        $1,877.93 360    1-Aug-27      $258,821.76
 4637322  SANTA ROSA          CA          94509     SFD      7.750       7.484        $1,833.30 360    1-Aug-27      $255,719.39
 4637332  MEBANE              NC          27302     SFD      7.875       7.609        $1,683.98 360    1-Aug-27      $232,090.16
 4637336  SAN DIEGO           CA          92128     SFD      8.250       7.984        $1,893.19 360    1-Aug-27      $251,839.31
 4637342  SHERMAN OAKS        CA          91403     SFD      8.000       7.734        $2,436.10 360    1-Aug-27      $331,777.23
 4637362  GERMANTOWN          TN          38139     SFD      7.875       7.609        $1,755.39 360    1-Aug-27      $241,933.39
 4637371  VIENNA              VA          22182     PUD      7.750       7.484        $1,871.63 360    1-Aug-27      $261,065.61
 4637403  WALNUT GROVE        CA          95690     SFD      8.250       7.984        $2,698.55 360    1-Aug-27      $358,970.95
 4637409  BALBOA ISLAND AREA  CA          92662     SFD      8.125       7.859        $3,712.49 360    1-Aug-27      $499,672.93
 4637416  COLLIERVILLE        TN          38017     SFD      8.000       7.734        $2,384.73 360    1-Jul-27      $324,562.42
 4637424  FAIRFIELD           CA          94533     SFD      8.250       7.984        $1,830.09 360    1-Aug-27      $243,444.66
 4637444  COPPER MOUNTAIN     CO          80443     LCO      8.000       7.734        $2,328.60 360    1-Aug-27      $317,137.07
 4637456  FREMONT             CA          94555     SFD      7.750       7.484        $2,095.15 360    1-Aug-27      $292,243.59
 4637470  SAN JOSE            CA          95128     SFD      7.875       7.609        $1,835.15 360    1-Aug-27      $252,925.82
 4637473  CAREFREE            AZ          85377     SFD      7.750       7.484        $2,865.65 360    1-Aug-27      $399,717.68
 4637475  STERLING            VA          20165     SFD      7.750       7.484        $2,036.77 360    1-Aug-27      $284,099.33
 4637476  SAN JOSE            CA          95148     SFD      7.875       7.609        $1,922.89 360    1-Aug-27      $265,017.49
 4637494  SIOUX CITY          IA          51108     SFD      8.125       7.859        $1,744.87 360    1-Aug-27      $234,846.28
 4637719  KENT                WA          98042     SFD      7.500       7.234        $2,082.97 360    1-Aug-27      $297,678.91
 4637756  BELLEVUE            WA          98005     SFD      7.625       7.359        $1,802.76 360    1-Aug-27      $254,515.65
 4638382  WALKERSVILLE        MD          21793     SFD      7.750       7.484        $1,675.69 360    1-Aug-27      $233,734.91
 4638406  FAIRFIELD           CA          94533     SFD      8.250       7.984        $2,050.96 360    1-Aug-27      $272,825.92
 4638438  IRVINE              CA          92612     SFD      8.125       7.859        $1,960.19 360    1-Aug-27      $263,827.31
 4638678  STAMFORD            CT          06905     SFD      7.875       7.609        $1,963.12 360    1-Aug-27      $270,563.68
 4638702  BARRINGTON          IL          60010     SFD      7.875       7.609        $2,001.20 360    1-Aug-27      $275,810.05
 4638740  BOSSIER CITY        LA          71111     SFD      7.500       7.234        $1,762.02 360    1-Aug-27      $251,812.98
 4638749  CHARLOTTE           NC          28210     SFD      7.875       7.609        $3,625.34 360    1-Aug-27      $499,655.91
 4638768  TRUMBULL            CT          06611     SFD      8.125       7.859        $2,190.37 360    1-Aug-27      $294,807.03
 4638830  FLORHAM PARK        NJ          07932     SFD      7.875       7.609        $1,885.19 360    1-Aug-27      $259,821.06
 4638852  SANFORD             FL          32771     SFD      8.250       7.984        $1,825.58 360    1-Aug-27      $242,845.05
 4638859  CONOVER             NC          28613     SFD      7.500       7.234        $1,772.50 360    1-Aug-27      $253,311.88
 4638892  SARASOTA            FL          34236     SFD      7.875       7.609        $1,580.66 360    1-Aug-27      $217,849.97
 4638922  SEATTLE             WA          98136     SFD      7.750       7.484        $2,471.63 360    1-Aug-27      $344,756.49
 4638950  FREMONT             CA          94539     SFD      7.875       7.609        $2,233.22 360    1-Aug-27      $307,788.03
 4638956  FREMONT             CA          94536     SFD      8.000       7.734        $1,878.44 360    1-Aug-27      $255,828.23
 4638983  SARATOGA            CA          95070     SFD      8.000       7.734        $2,641.56 360    1-Aug-27      $359,758.44
 4638996  CUPERTINO           CA          95014     SFD      8.250       7.984        $3,102.74 360    1-Aug-27      $412,736.64
 4639036  HUNTINGTON BEACH    CA          92648     SFD      7.750       7.484        $2,346.97 360    1-Aug-27      $327,368.78
 4639053  SATELITE BEACH      FL          32937     SFD      8.125       7.859        $2,598.74 360    1-Aug-27      $349,771.05
 4639060  VOORHEES            NJ          08043     SFD      7.875       7.609        $1,631.40 360    1-Jul-27      $224,689.31
 4639086  NEWTOWN             CT          06482     SFD      7.750       7.484        $2,056.10 360    1-Jul-27      $286,593.57
 4639529  ROSWELL             GA          30075     SFD      7.875       7.609        $3,101.26 351    1-Jul-26      $423,418.39
 4639549  HIGHLANDS RANCH     CO          80126     SFD      7.375       7.109        $1,554.02 360    1-Aug-27      $224,828.79
 4639562  SAN CARLOS          CA          94070     SFD      7.875       7.609        $2,773.40 360    1-Aug-27      $382,236.76
 4639585  ASHEVILLE           NC          28803     SFD      7.750       7.484        $2,328.33 360    1-Aug-27      $324,663.57
 4639602  MARBLEHEAD          MA          01945     SFD      8.250       7.984        $1,803.04 360    1-Aug-27      $239,846.96
 4639612  SCOTTSDALE          AZ          85258     SFD      7.875       7.609        $2,059.20 360    1-Aug-27      $283,804.55
 4639623  TULSA               OK          74137     SFD      7.875       7.609        $2,413.04 360    1-Aug-27      $332,570.96
 4639631  HADDONFIELD         NJ          08033     SFD      7.750       7.484        $3,054.78 360    1-Aug-27      $425,796.21
 4639656  ENGLEWOOD           NJ          07631     SFD      8.125       7.859        $1,856.24 360    1-Aug-27      $249,836.47
 4639660  LOS ALTOS           CA          94022     SFD      8.125       7.859        $2,316.60 360    1-Aug-27      $311,795.90
 4639675  WESTHAMPTON         NY          11977     SFD      7.875       7.609        $2,987.29 360    1-Aug-27      $411,716.46
 4639687  FREMONT             CA          94536     SFD      7.875       7.609        $2,465.24 360    1-Aug-27      $339,766.01
 4639699  ATLANTA             GA          30309     SFD      8.000       7.734        $1,834.41 360    1-Aug-27      $249,832.26
 4639717  WALNUT CREEK        CA          94598     SFD      8.500       8.234        $3,521.63 360    1-Aug-27      $457,722.54
 4639728  SAN JOSE            CA          95135     SFD      7.750       7.484        $2,632.82 360    1-Aug-27      $367,240.62
 4639744  FOSTER CITY         CA          94404     PUD      8.375       8.109        $1,763.37 360    1-Aug-27      $231,855.80
 4639919  CAVE CREEK          AZ          85331     SFD      7.500       7.234        $1,666.93 360    1-Aug-27      $238,223.07
 4639923  WALNUT CREEK        CA          94598     SFD      8.125       7.859        $1,692.90 360    1-Aug-27      $227,850.85
 4640054  CUPERTINO           CA          95014     SFD      7.875       7.609        $1,979.44 360    1-Aug-27      $272,812.12
 4640063  SCOTTSDALE          AZ          85250     SFD      8.375       8.109        $1,732.97 360    1-Aug-27      $227,358.28
 4640065  GUILDERLAND         NY          12184     SFD      8.000       7.734        $1,812.40 360    1-Aug-27      $246,834.27
 4640134  SAN JOSE            CA          95135     SFD      7.875       7.609        $2,552.25 360    1-Aug-27      $351,757.75
 4640150  SARASOTA            FL          34242     SFD      8.000       7.734        $1,995.84 360    1-Aug-27      $271,817.49
 4640158  MOUNTAIN VIEW       CA          94040     SFD      7.875       7.609        $3,161.31 360    1-Aug-27      $435,699.94
 4640169  ROY                 WA          92580     SFD      8.000       7.734        $1,650.98 360    1-Aug-27      $224,849.02
 4640184  LOS ALTOS           CA          94024     SFD      8.250       7.984        $3,005.07 360    1-Aug-27      $399,744.93
 4640190  WOODINVILLE         WA          98072     SFD      7.500       7.234        $1,608.20 360    1-Aug-27      $229,829.30
 4640216  FREMONT             CA          94539     SFD      7.500       7.234        $1,580.93 360    1-Aug-27      $225,932.20
 4640222  LOS ANGELES         CA          91364     SFD      8.125       7.859        $1,752.30 360    1-Aug-27      $235,845.62
 4640228  DANVILLE            CA          94526     SFD      7.750       7.484        $3,223.86 360    1-Aug-27      $449,682.39
 4640242  VIENNA              VA          22182     SFD      8.000       7.734        $3,580.77 360    1-Aug-27      $487,672.56
 4640252  MORGAN HILL         CA          95037     SFD      7.875       7.609        $2,483.37 360    1-Aug-27      $342,264.29
 4640267  RIVERSIDE           CT          06878     SFD      8.125       7.859        $2,078.99 360    1-Aug-27      $279,816.84
 4640271  PACIFIC GROVE       CA          93950     SFD      7.500       7.234        $1,973.71 240    1-Aug-17      $244,557.54
 4640277  RESTON              VA          20194     SFD      8.125       7.859        $2,067.11 360    1-Aug-27      $278,217.89
 4640455  SARATOGA            CA          95070     SFD      7.875       7.609        $2,175.21 360    1-Aug-27      $299,793.54
 4640458  MILPITAS            CA          95035     SFD      7.750       7.484        $2,149.24 360    1-Aug-27      $299,788.26
 4640468  SUMMERFIELD         NC          27358     SFD      8.500       8.234        $2,740.40 360    1-Aug-27      $356,184.10
 4640508  SCOTTSDALE          AZ          85258     SFD      7.875       7.609        $2,320.23 360    1-Aug-27      $319,779.77
 4640524  BELLEVUE            WA          98004     HCO      7.750       7.484        $2,149.24 360    1-Aug-27      $299,788.26
 4640544  GREAT FALLS         VA          22066     SFD      8.250       7.984        $1,840.60 360    1-Aug-27      $244,843.78
 4640590  MARCO ISLAND        FL          34145     SFD      8.375       8.109        $1,793.78 360    1-Aug-27      $235,690.83
 4640593  SCOTTSDALE          AZ          85259     SFD      7.750       7.484        $2,765.36 360    1-Aug-27      $385,727.56
 4640597  WESTON              CT          06883     SFD      7.875       7.609        $3,262.81 360    1-Aug-27      $449,690.32
 4640617  MANALAPAN           NJ          07726     SFD      7.875       7.609        $2,283.96 360    1-Aug-27      $314,783.23
 4640630  SCARSDALE           NY          10583     SFD      8.125       7.859        $2,004.74 360    1-Aug-27      $269,823.38
 4640639  ALTADENA            CA          91001     SFD      8.000       7.734        $1,761.03 360    1-Aug-27      $239,838.97
 4640692  PLANTATION          FL          33324     SFD      7.750       7.484        $1,805.36 360    1-Aug-27      $251,822.14
 4640700  ARLINGTON           VA          22201     SFD      7.875       7.609        $1,914.18 360    1-Aug-27      $263,818.32
 4640706  SEDALIA             CO          80135     SFD      7.500       7.234        $2,102.72 360    1-Aug-27      $300,501.81
 4640715  THOUSAND OAKS       CA          91360     SFD      8.250       7.984        $1,905.22 360    1-Aug-27      $253,438.28
 4640716  WINTER PARK         FL          32789     SFD      8.250       7.984        $1,652.79 360    1-Sep-27      $220,000.00
 4640730  TUCSON              AZ          85745     SFD      7.250       6.984        $1,712.27 360    1-Aug-27      $250,804.19
 4640737  BETHESDA            MD          20817     SFD      7.750       7.484        $1,586.85 360    1-Aug-27      $221,343.67
 4640739  VIRGINIA BEACH      VA          23452     SFD      8.250       7.984        $2,067.49 360    1-Jul-27      $274,847.81
 4640748  FT LAUDERDALE       FL          33325     SFD      7.750       7.484        $2,272.46 360    1-Aug-27      $316,976.12
 4640774  WILMETTE            IL          60091     SFD      7.750       7.484        $3,574.90 360    1-Sep-27      $499,000.00
 4640781  LAKE TOXAWAY        NC          28747     SFD      7.750       7.484        $2,435.80 360    1-Aug-27      $339,760.02
 4640786  SPRING LAKE         NJ          07762     SFD      7.750       7.484        $3,811.31 360    1-Aug-27      $531,624.52
 4640792  GLENCOE             IL          60022     SFD      7.875       7.609        $2,755.27 360    1-Aug-27      $379,738.48
 4640812  NEW CANAAN          CT          06840     SFD      7.625       7.359        $1,769.49 360    1-Sep-27      $250,000.00
 4640825  SUMMERVILLE         SC          29483     SFD      7.750       7.484        $2,665.05 360    1-Aug-27      $371,737.45
 4640856  SAN FRANCISCO       CA          94121     SFD      7.625       7.359        $1,727.02 360    1-Aug-27      $243,823.40
 4641077  HILLSBOROUGH        CA          94010     SFD      7.750       7.484        $4,441.76 360    1-Aug-27      $618,404.17
 4641083  NORWALK             CT          06853     SFD      7.750       7.484        $2,149.24 360    1-Sep-27      $300,000.00
 4641091  FREMONT             CA          94539     SFD      7.875       7.609        $3,451.34 360    1-Aug-27      $475,672.41
 4641303  STAMFORD            CT          06903     SFD      7.375       7.109        $1,726.69 360    1-Aug-27      $249,809.77
 4641317  GREEN OAKS          IL          60187     SFD      7.875       7.609        $2,444.76 360    1-Aug-27      $336,942.95
 4641325  BETHESDA            MD          20817     SFD      7.625       7.359        $2,037.73 360    1-Aug-27      $287,691.63
 4641330  NORWALK             CT          06851     SFD      8.000       7.734        $1,775.72 360    1-Sep-27      $242,000.00
 4641347  RIDGEFIELD          CT          06877     SFD      7.875       7.609        $3,915.37 360    1-Aug-27      $539,628.38
 4641363  LAWRENCEVILLE       GA          30043     SFD      7.625       7.359        $1,734.09 360    1-Aug-27      $244,822.68
 4641374  NEW ROCHELLE        NY          10804     SFD      7.375       7.109        $1,497.38 360    1-Sep-27      $216,800.00
 4641398  DENVER              CO          80210     SFD      7.625       7.359        $2,180.01 360    1-Aug-27      $307,777.07
 4641410  WOODBRIDGE          CT          06525     SFD      7.750       7.484        $1,611.92 360    1-Sep-27      $225,000.00
 4641417  SAN JOSE            CA          95139     SFD      8.375       8.109        $2,257.42 360    1-Aug-27      $296,815.39
 4641434  PALO ALTO           CA          94306     SFD      7.875       7.609        $2,066.45 360    1-Aug-27      $284,803.86
 4641455  PHOENIX             AZ          85014     SFD      7.750       7.484        $1,853.72 360    1-Sep-27      $258,750.00
 4641860  ALAMEDA             CA          94502     SFD      7.750       7.484        $1,934.32 360    1-Sep-27      $270,000.00
 4642843  LITTLETON           CO          80122     SFD      7.750       7.484        $2,149.24 360    1-Aug-27      $299,788.26

                                                                                                                  $67,248,331.80

 COUNT:                         221
  WAC:                            7.9422924
  WAM:                          357.2155525
 WALTV:                          76.16357142



MORTGAGE                                                                                 MORTGAGE             T.O.P.       MASTER
  LOAN                                           ZIP   PROPERTY                         INSURANCE   SERVICE  MORTGAGE      SERVICE
 NUMBER             CITY              STATE     CODE     TYPE       LTV       SUBSIDY      CODE       FEE      LOAN          FEE
 ------             ----              -----     ----     ----       ---       -------      ----       ---      ----          ---
 4558918  FT LAUDERDALE             FL          33332     SFD      89.98                    06       0.250                  0.016
 4581270  RYE BROOK                 NY          10573     SFD      80.00                             0.250                  0.016
 4588418  BETHESDA                  MD          20817     SFD      80.00                             0.250                  0.016
 4595710  DENVER                    CO          80206     SFD      53.33                             0.250                  0.016
 4601641  MINNETONKA                MN          55435     SFD      80.00                             0.250                  0.016
 4605221  LAFAYETTE                 CA          94549     SFD      79.84                             0.250                  0.016
 4608910  OMAHA                     NE          68124     SFD      68.25                             0.250                  0.016
 4611762  ATHENS                    GA          30606     SFD      76.12                             0.250                  0.016
 4611783  MINNEAPOLIS               MN          55403     SFD      70.59                             0.250                  0.016
 4616095  BRANDON                   MS          39042     SFD      80.00                             0.250                  0.016
 4619548  GAINESVILLE               GA          30506     SFD      57.04                             0.250                  0.016
 4619553  WESTERVILLE               OH          43082     SFD      89.97                    06       0.250                  0.016
 4622862  POWELL                    OH          43065     SFD      80.00                             0.250                  0.016
 4628174  ALBANY                    GA          31707     SFD      89.04                    17       0.250                  0.016
 4629381  SAN FRANCISCO             CA          94111     LCO      75.00                             0.250                  0.016
 4629395  PORTLAND                  OR          97201     SFD      45.71                             0.250                  0.016
 4629426  SEBASTOPOL                CA          95472     SFD      80.00                             0.250                  0.016
 4629443  HERMOSA BEACH             CA          90254     SFD      80.00                             0.250                  0.016
 4629454  NEWNAN                    GA          30263     SFD      80.00                             0.250                  0.016
 4629460  PARKER                    CO          80134     SFD      93.84                    01       0.250                  0.016
 4629472  SILVER SPRING             MD          20906     SFD      93.44                    06       0.250                  0.016
 4629479  BRIER                     WA          98036     SFD      79.72                             0.250                  0.016
 4629486  PALO ALTO                 CA          94303     SFD      80.00                             0.250                  0.016
 4629493  ST PETERSBURG             FL          33704     SFD      78.62                             0.250                  0.016
 4629510  ALEXANDRIA                VA          22301     SFD      78.79                             0.250                  0.016
 4629791  PHOENIX                   AZ          85018     SFD      80.00                             0.250                  0.016
 4629817  ALAMO                     CA          94507     SFD      80.00                             0.250                  0.016
 4629852  BETHESDA                  MD          20817     SFD      94.95                             0.250                  0.016
 4629885  WOOLAND HILLS AREA        CA          91364     SFD      80.00                             0.250                  0.016
 4629902  SAN JOSE                  CA          95132     SFD      80.00                             0.250                  0.016
 4629954  LAKE OSWEGO               OR          97035     SFD      65.38                             0.250                  0.016
 4629963  MORGAN HILL               CA          95037     SFD      80.00                             0.250                  0.016
 4629967  HOLLISTER                 CA          95023     SFD      48.89                             0.250                  0.016
 4629980  LAPLATA                   MD          20646     SFD      80.00                             0.250                  0.016
 4629997  RESTON                    VA          20194     SFD      79.99                             0.250                  0.016
 4630004  COTO DE CAZA AREA         CA          92679     SFD      80.00                             0.250                  0.016
 4633206  MEDINA                    MN          55340     SFD      89.99                    01       0.250                  0.016
 4633663  SCARSDALE                 NY          10583     SFD      75.00                             0.250                  0.016
 4633676  WINGDALE                  NY          12594     SFD      73.09                             0.250                  0.016
 4633682  MARCO ISLAND              FL          34145     SFD      90.00                    13       0.250                  0.016
 4633698  FORKED RIVER              NJ          08731     SFD      80.00                             0.250                  0.016
 4633718  ISLAND HEIGHTS            NJ          08732     SFD      78.08                             0.250                  0.016
 4633727  NEW CITY                  NY          10956     SFD      80.00                             0.250                  0.016
 4633735  VALLEY COTTAGE            NY          10989     SFD      80.00                             0.250                  0.016
 4633739  POMPANO BEACH             FL          33062     SFD      94.98                    12       0.250                  0.016
 4633763  CARY                      NC          27511     SFD      80.00                             0.250                  0.016
 4633809  RYE                       NY          10580     SFD      80.00                             0.250                  0.016
 4634248  ALEXANDRIA                VA          22305     SFD      88.62                    12       0.250                  0.016
 4634256  ROANOKE                   VA          24018     SFD      71.83                             0.250                  0.016
 4634262  ROCKVILLE                 MD          20850     SFD      80.00                             0.250                  0.016
 4634271  ATLANTA                   GA          30306     SFD      95.00                    12       0.250                  0.016
 4634281  BRADENTON                 FL          34209     SFD      80.00                             0.250                  0.016
 4634282  SAN FRANCISCO             CA          94123     SFD      47.09                             0.250                  0.016
 4634293  SEA ISLE                  NJ          08243     SFD      90.00                    11       0.250                  0.016
 4634298  PALO ALTO                 CA          94303     SFD      80.00                             0.250                  0.016
 4634379  WOODSTOCK                 GA          30189     SFD      78.42                             0.250                  0.016
 4634426  DOYLESTOWN                PA          18901     SFD      71.43                             0.250                  0.016
 4634449  WASHINGTON                DC          20016     SFD      79.93                             0.250                  0.016
 4634465  FAIRFAX                   VA          22031     SFD      80.00                             0.250                  0.016
 4634682  SULTAN                    WA          98294     SFD      76.50                             0.250                  0.016
 4634691  RENTON                    WA          98058     SFD      80.00                             0.250                  0.016
 4634711  SEATTLE                   WA          98122     SFD      74.11                             0.250                  0.016
 4634732  SEATTLE                   WA          98117     SFD      90.00                    01       0.250                  0.016
 4634733  MARIETTA                  GA          30068     SFD      64.10                             0.250                  0.016
 4634736  ORLANDO                   FL          32819     SFD      89.06                    01       0.250                  0.016
 4634737  KENT                      WA          98042     SFD      79.99                             0.250                  0.016
 4634738  MAPLE VALLEY              WA          98038     SFD      90.00                    06       0.250                  0.016
 4634741  WESTON                    FL          33327     SFD      79.63                             0.250                  0.016
 4634744  SUMNER                    WA          98390     SFD      90.00                    06       0.250                  0.016
 4634745  ATLANTA                   GA          30324     SFD      90.00                    12       0.250                  0.016
 4634748  SEATTLE                   WA          98136     SFD      78.57                             0.250                  0.016
 4634751  BOTHELL                   WA          98021     SFD      74.32                             0.250                  0.016
 4634756  SEATTLE                   WA          98177     SFD      79.93                             0.250                  0.016
 4634758  ISSAQUAH                  WA          98027     SFD      76.22                             0.250                  0.016
 4634763  SEATTLE                   WA          98199     SFD      90.00                    08       0.250                  0.016
 4634765  WOODINVILLE               WA          98072     SFD      90.00                    06       0.250                  0.016
 4634961  DUNWOODY                  GA          30338     SFD      79.97                             0.250                  0.016
 4635630  SUMTER                    SC          29150     SFD      95.00                    01       0.250                  0.016
 4635644  JACKSONVILLE              FL          32223     SFD      65.57                             0.250                  0.016
 4635658  ALPHARETTA                GA          30202     SFD      74.63                             0.250                  0.016
 4635666  BRENTWOOD                 TN          37027     SFD      79.04                             0.250                  0.016
 4636227  WEST PALM BEACH           FL          33401     SFD      89.97                    12       0.250                  0.016
 4636235  MT PLEASANT               SC          29464     SFD      82.40                    12       0.250                  0.016
 4636248  BEAVERTON                 OR          97007     SFD      78.08                             0.250                  0.016
 4636266  BURLINGAME                CA          94010     SFD      62.50                             0.250                  0.016
 4636271  WEST PALM BEACH           FL          33414     SFD      90.09                    12       0.250                  0.016
 4636279  COOPER CITY               FL          33330     SFD      89.68                    12       0.250                  0.016
 4636288  SAN JOSE                  CA          95148     SFD      69.99                             0.250                  0.016
 4636300  FLORENCE                  SC          29501     SFD      80.00                             0.250                  0.016
 4636751  CASTRO VALLEY             CA          94552     SFD      77.94                             0.250                  0.016
 4636779  CAMPBELL                  CA          95008     SFD      80.00                             0.250                  0.016
 4636789  GREAT FALLS               VA          22066     SFD      42.86                             0.250                  0.016
 4636819  TUSTIN                    CA          92782     LCO      95.00                             0.250                  0.016
 4636834  DANVILLE                  CA          94526     SFD      73.91                             0.250                  0.016
 4636854  SAN JOSE                  CA          95135     SFD      79.99                             0.250                  0.016
 4636862  REDMOND                   WA          98053     SFD      90.00                    01       0.250                  0.016
 4636871  SAN ANTONIO               TX          78240     SFD      65.79                             0.250                  0.016
 4636906  AUSTIN                    TX          78703     SFD      80.00                             0.250                  0.016
 4637262  FAYETTEVILLE              TN          37505     SFD      89.91                    01       0.250                  0.016
 4637277  FRANKLIN PARK             NJ          08823     SFD      79.72                             0.250                  0.016
 4637285  CASTRO VALLEY             CA          94546     SFD      70.00                             0.250                  0.016
 4637322  SANTA ROSA                CA          94509     SFD      79.98                             0.250                  0.016
 4637332  MEBANE                    NC          27302     SFD      94.99                    01       0.250                  0.016
 4637336  SAN DIEGO                 CA          92128     SFD      90.00                    06       0.250                  0.016
 4637342  SHERMAN OAKS              CA          91403     SFD      76.50                             0.250                  0.016
 4637362  GERMANTOWN                TN          38139     SFD      90.00                    06       0.250                  0.016
 4637371  VIENNA                    VA          22182     PUD      95.00                    01       0.250                  0.016
 4637403  WALNUT GROVE              CA          95690     SFD      80.00                             0.250                  0.016
 4637409  BALBOA ISLAND AREA        CA          92662     SFD      75.76                             0.250                  0.016
 4637416  COLLIERVILLE              TN          38017     SFD      75.58                             0.250                  0.016
 4637424  FAIRFIELD                 CA          94533     SFD      79.87                             0.250                  0.016
 4637444  COPPER MOUNTAIN           CO          80443     LCO      74.99                             0.250                  0.016
 4637456  FREMONT                   CA          94555     SFD      59.99                             0.250                  0.016
 4637470  SAN JOSE                  CA          95128     SFD      79.98                             0.250                  0.016
 4637473  CAREFREE                  AZ          85377     SFD      72.73                             0.250                  0.016
 4637475  STERLING                  VA          20165     SFD      90.00                    13       0.250                  0.016
 4637476  SAN JOSE                  CA          95148     SFD      79.99                             0.250                  0.016
 4637494  SIOUX CITY                IA          51108     SFD      79.66                             0.250                  0.016
 4637719  KENT                      WA          98042     SFD      90.00                             0.250                  0.016
 4637756  BELLEVUE                  WA          98005     SFD      90.00                             0.250                  0.016
 4638382  WALKERSVILLE              MD          21793     SFD      94.96                    06       0.250                  0.016
 4638406  FAIRFIELD                 CA          94533     SFD      89.80                    13       0.250                  0.016
 4638438  IRVINE                    CA          92612     SFD      78.81                             0.250                  0.016
 4638678  STAMFORD                  CT          06905     SFD      95.00                    11       0.250                  0.016
 4638702  BARRINGTON                IL          60010     SFD      80.00                             0.250                  0.016
 4638740  BOSSIER CITY              LA          71111     SFD      90.00                             0.250                  0.016
 4638749  CHARLOTTE                 NC          28210     SFD      78.13                             0.250                  0.016
 4638768  TRUMBULL                  CT          06611     SFD      74.68                             0.250                  0.016
 4638830  FLORHAM PARK              NJ          07932     SFD      80.00                             0.250                  0.016
 4638852  SANFORD                   FL          32771     SFD      90.00                    12       0.250                  0.016
 4638859  CONOVER                   NC          28613     SFD      65.00                             0.250                  0.016
 4638892  SARASOTA                  FL          34236     SFD      38.38                             0.250                  0.016
 4638922  SEATTLE                   WA          98136     SFD      75.00                             0.250                  0.016
 4638950  FREMONT                   CA          94539     SFD      66.24                             0.250                  0.016
 4638956  FREMONT                   CA          94536     SFD      78.29                             0.250                  0.016
 4638983  SARATOGA                  CA          95070     SFD      31.30                             0.250                  0.016
 4638996  CUPERTINO                 CA          95014     SFD      71.21                             0.250                  0.016
 4639036  HUNTINGTON BEACH          CA          92648     SFD      90.00                    17       0.250                  0.016
 4639053  SATELITE BEACH            FL          32937     SFD      69.31                             0.250                  0.016
 4639060  VOORHEES                  NJ          08043     SFD      73.29                             0.250                  0.016
 4639086  NEWTOWN                   CT          06482     SFD      91.11                    12       0.250                  0.016
 4639529  ROSWELL                   GA          30075     SFD      64.89                             0.250                  0.016
 4639549  HIGHLANDS RANCH           CO          80126     SFD      76.27                             0.250                  0.016
 4639562  SAN CARLOS                CA          94070     SFD      76.50                             0.250                  0.016
 4639585  ASHEVILLE                 NC          28803     SFD      52.00                             0.250                  0.016
 4639602  MARBLEHEAD                MA          01945     SFD      78.69                             0.250                  0.016
 4639612  SCOTTSDALE                AZ          85258     SFD      80.00                             0.250                  0.016
 4639623  TULSA                     OK          74137     SFD      80.00                             0.250                  0.016
 4639631  HADDONFIELD               NJ          08033     SFD      80.00                             0.250                  0.016
 4639656  ENGLEWOOD                 NJ          07631     SFD      69.44                             0.250                  0.016
 4639660  LOS ALTOS                 CA          94022     SFD      53.33                             0.250                  0.016
 4639675  WESTHAMPTON               NY          11977     SFD      80.00                             0.250                  0.016
 4639687  FREMONT                   CA          94536     SFD      80.00                             0.250                  0.016
 4639699  ATLANTA                   GA          30309     SFD      64.94                             0.250                  0.016
 4639717  WALNUT CREEK              CA          94598     SFD      78.56                             0.250                  0.016
 4639728  SAN JOSE                  CA          95135     SFD      79.03                             0.250                  0.016
 4639744  FOSTER CITY               CA          94404     PUD      80.00                             0.250                  0.016
 4639919  CAVE CREEK                AZ          85331     SFD      80.00                             0.250                  0.016
 4639923  WALNUT CREEK              CA          94598     SFD      79.80                             0.250                  0.016
 4640054  CUPERTINO                 CA          95014     SFD      72.22                             0.250                  0.016
 4640063  SCOTTSDALE                AZ          85250     SFD      95.00                    06       0.250                  0.016
 4640065  GUILDERLAND               NY          12184     SFD      94.27                             0.250                  0.016
 4640134  SAN JOSE                  CA          95135     SFD      74.11                             0.250                  0.016
 4640150  SARASOTA                  FL          34242     SFD      80.00                             0.250                  0.016
 4640158  MOUNTAIN VIEW             CA          94040     SFD      80.00                             0.250                  0.016
 4640169  ROY                       WA          92580     SFD      90.00                             0.250                  0.016
 4640184  LOS ALTOS                 CA          94024     SFD      65.57                             0.250                  0.016
 4640190  WOODINVILLE               WA          98072     SFD      67.15                             0.250                  0.016
 4640216  FREMONT                   CA          94539     SFD      51.98                             0.250                  0.016
 4640222  LOS ANGELES               CA          91364     SFD      76.13                             0.250                  0.016
 4640228  DANVILLE                  CA          94526     SFD      63.83                             0.250                  0.016
 4640242  VIENNA                    VA          22182     SFD      80.00                             0.250                  0.016
 4640252  MORGAN HILL               CA          95037     SFD      67.16                             0.250                  0.016
 4640267  RIVERSIDE                 CT          06878     SFD      37.33                             0.250                  0.016
 4640271  PACIFIC GROVE             CA          93950     SFD      51.04                             0.250                  0.016
 4640277  RESTON                    VA          20194     SFD      80.00                             0.250                  0.016
 4640455  SARATOGA                  CA          95070     SFD      42.02                             0.250                  0.016
 4640458  MILPITAS                  CA          95035     SFD      77.72                             0.250                  0.016
 4640468  SUMMERFIELD               NC          27358     SFD      80.00                             0.250                  0.016
 4640508  SCOTTSDALE                AZ          85258     SFD      78.82                             0.250                  0.016
 4640524  BELLEVUE                  WA          98004     HCO      72.64                             0.250                  0.016
 4640544  GREAT FALLS               VA          22066     SFD      59.04                             0.250                  0.016
 4640590  MARCO ISLAND              FL          34145     SFD      80.00                             0.250                  0.016
 4640593  SCOTTSDALE                AZ          85259     SFD      80.00                             0.250                  0.016
 4640597  WESTON                    CT          06883     SFD      69.23                             0.250                  0.016
 4640617  MANALAPAN                 NJ          07726     SFD      66.32                             0.250                  0.016
 4640630  SCARSDALE                 NY          10583     SFD      76.06                             0.250                  0.016
 4640639  ALTADENA                  CA          91001     SFD      80.00                             0.250                  0.016
 4640692  PLANTATION                FL          33324     SFD      70.00                             0.250                  0.016
 4640700  ARLINGTON                 VA          22201     SFD      80.00                             0.250                  0.016
 4640706  SEDALIA                   CO          80135     SFD      48.50                             0.250                  0.016
 4640715  THOUSAND OAKS             CA          91360     SFD      80.00                             0.250                  0.016
 4640716  WINTER PARK               FL          32789     SFD      80.00                             0.250                  0.016
 4640730  TUCSON                    AZ          85745     SFD      66.05                             0.250                  0.016
 4640737  BETHESDA                  MD          20817     SFD      45.20                             0.250                  0.016
 4640739  VIRGINIA BEACH            VA          23452     SFD      80.00                             0.250                  0.016
 4640748  FT LAUDERDALE             FL          33325     SFD      80.00                             0.250                  0.016
 4640774  WILMETTE                  IL          60091     SFD      79.21                             0.250                  0.016
 4640781  LAKE TOXAWAY              NC          28747     SFD      76.84                             0.250                  0.016
 4640786  SPRING LAKE               NJ          07762     SFD      80.00                             0.250                  0.016
 4640792  GLENCOE                   IL          60022     SFD      66.67                             0.250                  0.016
 4640812  NEW CANAAN                CT          06840     SFD      60.98                             0.250                  0.016
 4640825  SUMMERVILLE               SC          29483     SFD      80.00                             0.250                  0.016
 4640856  SAN FRANCISCO             CA          94121     SFD      80.00                             0.250                  0.016
 4641077  HILLSBOROUGH              CA          94010     SFD      53.54                             0.250                  0.016
 4641083  NORWALK                   CT          06853     SFD      37.50                             0.250                  0.016
 4641091  FREMONT                   CA          94539     SFD      70.00                             0.250                  0.016
 4641303  STAMFORD                  CT          06903     SFD      66.67                             0.250                  0.016
 4641317  GREEN OAKS                IL          60187     SFD      90.00                    06       0.250                  0.016
 4641325  BETHESDA                  MD          20817     SFD      79.99                             0.250                  0.016
 4641330  NORWALK                   CT          06851     SFD      80.00                             0.250                  0.016
 4641347  RIDGEFIELD                CT          06877     SFD      80.00                             0.250                  0.016
 4641363  LAWRENCEVILLE             GA          30043     SFD      79.55                             0.250                  0.016
 4641374  NEW ROCHELLE              NY          10804     SFD      80.00                             0.250                  0.016
 4641398  DENVER                    CO          80210     SFD      80.00                             0.250                  0.016
 4641410  WOODBRIDGE                CT          06525     SFD      84.75                    12       0.250                  0.016
 4641417  SAN JOSE                  CA          95139     SFD      90.00                    13       0.250                  0.016
 4641434  PALO ALTO                 CA          94306     SFD      71.25                             0.250                  0.016
 4641455  PHOENIX                   AZ          85014     SFD      75.00                             0.250                  0.016
 4641860  ALAMEDA                   CA          94502     SFD      75.00                             0.250                  0.016
 4642843  LITTLETON                 CO          80122     SFD      80.00                             0.250                  0.016

NASCOR
NMI / 1997-14  Exhibit F-3 (Part B)
20 & 30 YEAR FIXED RATE NON-RELOCATION LOANS




MORTGAGE                                      NMI
LOAN                                          LOAN
NUMBER   SERVICER                             SELLER
------   ----------------------               --------------------------
4558918  SUNTRUST MORTGAGE, INC.              SUNTRUST MORTGAGE, INC.
4581270  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4588418  NATIONAL CITY MORTGAGE CO.           NATIONAL CITY MORTGAGE CO.
4595710  FIRST BANK NATIONAL ASSOC.           FIRST BANK NATIONAL ASSOC.
4601641  FIRST BANK NATIONAL ASSOC.           FIRST BANK NATIONAL ASSOC.
4605221  CITICORP MORTGAGE, INC.              CITICORP MORTGAGE, INC.
4608910  FIRST BANK NATIONAL ASSOC.           FIRST BANK NATIONAL ASSOC.
4611762  SUNTRUST MORTGAGE, INC.              SUNTRUST MORTGAGE, INC.
4611783  FIRST BANK NATIONAL ASSOC.           FIRST BANK NATIONAL ASSOC.
4616095  CIMARRON MORTGAGE COMPANY            CIMARRON MORTGAGE COMPANY
4619548  HUNTINGTON MORTGAGE COMPANY          HUNTINGTON MORTGAGE COMPANY
4619553  HUNTINGTON MORTGAGE COMPANY          HUNTINGTON MORTGAGE COMPANY
4622862  HUNTINGTON MORTGAGE COMPANY          HUNTINGTON MORTGAGE COMPANY
4628174  HUNTINGTON MORTGAGE COMPANY          HUNTINGTON MORTGAGE COMPANY
4629381  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4629395  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4629426  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4629443  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4629454  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4629460  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4629472  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4629479  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4629486  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4629493  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4629510  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4629791  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4629817  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4629852  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4629885  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4629902  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4629954  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4629963  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4629967  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4629980  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4629997  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4630004  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4633206  CITICORP MORTGAGE, INC.              CITICORP MORTGAGE, INC.
4633663  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4633676  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4633682  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4633698  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4633718  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4633727  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4633735  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4633739  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4633763  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4633809  CITICORP MORTGAGE, INC.              CITICORP MORTGAGE, INC.
4634248  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4634256  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4634262  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4634271  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4634281  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4634282  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4634293  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4634298  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4634379  SUNTRUST MORTGAGE, INC.              SUNTRUST MORTGAGE, INC.
4634426  CITICORP MORTGAGE, INC.              CITICORP MORTGAGE, INC.
4634449  CITICORP MORTGAGE, INC.              CITICORP MORTGAGE, INC.
4634465  CITICORP MORTGAGE, INC.              CITICORP MORTGAGE, INC.
4634682  BOEING EMPLOYEES CREDIT UNIO         BOEING EMPLOYEES CREDIT UNIO
4634691  BOEING EMPLOYEES CREDIT UNIO         BOEING EMPLOYEES CREDIT UNIO
4634711  BOEING EMPLOYEES CREDIT UNIO         BOEING EMPLOYEES CREDIT UNIO
4634732  BOEING EMPLOYEES CREDIT UNIO         BOEING EMPLOYEES CREDIT UNIO
4634733  SUNTRUST MORTGAGE, INC.              SUNTRUST MORTGAGE, INC.
4634736  SUNTRUST MORTGAGE, INC.              SUNTRUST MORTGAGE, INC.
4634737  BOEING EMPLOYEES CREDIT UNIO         BOEING EMPLOYEES CREDIT UNIO
4634738  BOEING EMPLOYEES CREDIT UNIO         BOEING EMPLOYEES CREDIT UNIO
4634741  SUNTRUST MORTGAGE, INC.              SUNTRUST MORTGAGE, INC.
4634744  BOEING EMPLOYEES CREDIT UNIO         BOEING EMPLOYEES CREDIT UNIO
4634745  SUNTRUST MORTGAGE, INC.              SUNTRUST MORTGAGE, INC.
4634748  BOEING EMPLOYEES CREDIT UNIO         BOEING EMPLOYEES CREDIT UNIO
4634751  BOEING EMPLOYEES CREDIT UNIO         BOEING EMPLOYEES CREDIT UNIO
4634756  BOEING EMPLOYEES CREDIT UNIO         BOEING EMPLOYEES CREDIT UNIO
4634758  BOEING EMPLOYEES CREDIT UNIO         BOEING EMPLOYEES CREDIT UNIO
4634763  BOEING EMPLOYEES CREDIT UNIO         BOEING EMPLOYEES CREDIT UNIO
4634765  BOEING EMPLOYEES CREDIT UNIO         BOEING EMPLOYEES CREDIT UNIO
4634961  SUNTRUST MORTGAGE, INC.              SUNTRUST MORTGAGE, INC.
4635630  SUNTRUST MORTGAGE, INC.              SUNTRUST MORTGAGE, INC.
4635644  SUNTRUST MORTGAGE, INC.              SUNTRUST MORTGAGE, INC.
4635658  SUNTRUST MORTGAGE, INC.              SUNTRUST MORTGAGE, INC.
4635666  SUNTRUST MORTGAGE, INC.              SUNTRUST MORTGAGE, INC.
4636227  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4636235  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4636248  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4636266  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4636271  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4636279  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4636288  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4636300  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4636751  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4636779  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4636789  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4636819  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4636834  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4636854  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4636862  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4636871  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4636906  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637262  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637277  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637285  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637322  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637332  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637336  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637342  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637362  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637371  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637403  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637409  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637416  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637424  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637444  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637456  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637470  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637473  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637475  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637476  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637494  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4637719  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4637756  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4638382  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4638406  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4638438  FT MORTGAGE COMPANIES                FT MORTGAGE COMPANIES
4638678  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4638702  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4638740  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4638749  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4638768  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4638830  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4638852  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4638859  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4638892  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4638922  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4638950  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4638956  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4638983  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4638996  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639036  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639053  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639060  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639086  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639529  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639549  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639562  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639585  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639602  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639612  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639623  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639631  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639656  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639660  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639675  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639687  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639699  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639717  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639728  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639744  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639919  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4639923  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640054  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640063  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640065  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640134  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640150  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640158  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640169  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640184  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640190  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640216  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640222  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640228  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640242  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640252  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640267  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640271  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640277  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640455  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640458  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640468  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640508  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640524  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640544  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640590  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640593  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640597  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640617  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640630  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640639  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640692  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640700  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640706  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640715  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640716  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640730  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640737  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640739  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640748  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640774  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640781  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640786  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640792  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640812  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640825  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4640856  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4641077  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4641083  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4641091  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4641303  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4641317  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4641325  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4641330  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4641347  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4641363  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4641374  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4641398  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4641410  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4641417  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4641434  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4641455  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4641860  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP
4642843  FIRST UNION MORTGAGE CORP            FIRST UNION MORTGAGE CORP


COUNT:           221
WAC:               7.9422924
WAM:             357.2155525
WALTV:            76.16357142

                                    EXHIBIT G


                               REQUEST FOR RELEASE
                       (for Trust Administrator/Custodian)


Loan Information

         Name of Mortgagor:                  -----------------------------

         Servicer
         Loan No.:                           -----------------------------

Custodian/Trust Administrator

         Name:                               -----------------------------

         Address:                            -----------------------------

                                             -----------------------------
         Custodian/Trust Administrator
         Mortgage File No.:                  -----------------------------

Seller

         Name:                               -----------------------------

         Address:                            -----------------------------

                                             -----------------------------

         Certificates:                       Mortgage Pass-Through Certificates,
                                             Series 1997-14


     The undersigned Master Servicer hereby acknowledges that it has received from First Union National Bank, as Trust Administrator for the Holders of Mortgage Pass-Through Certificates, Series 1997-14, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of September 30, 1997 (the "Pooling and Servicing Agreement") among the Trust Administrator, the Seller, the Master Servicer and United States Trust Company of New York, as Trustee.

(  )     Promissory   Note   dated  --------------,  199--,   in  the   original
         principal  sum of  $-----------,  made by --------------------, payable to, or endorsed to the order of, the Trustee.

(  )     Mortgage   recorded   on    ----------------------------  as instrument
         no. -------------- in the County Recorder's Office of the County of --------------------, State of ----------------------- in
         book/reel/docket -------------------- of official records at page/image
         ------------.

(  )     Deed   of   Trust   recorded on --------------------  as instrument no.
         ----------------- in the County Recorder's Office of the County of -------------------, State of ----------------- in book/
         reel/docket     -------------------- of official  records at page/image
         ------------.

(  )     Assignment  of  Mortgage  or  Deed  of Trust to the  Trustee,  recorded on  ------------------------------  as  instrument  no.  --------------
         in the County Recorder's Office of the County of -----------------, State of --------------------- in book/reel/docket -----------------
         of official records at page/image ------------.

(  )     Other  documents,  including  any   amendments,  assignments  or  other
         assumptions  of the  Mortgage  Note or Mortgage.

        (  )  ---------------------------------------------

        (  )  ---------------------------------------------

        (  )  ---------------------------------------------

        (  )  ---------------------------------------------

     The undersigned Master Servicer hereby acknowledges and agrees as follows:

          (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

          (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

          (3) The Master Servicer shall return the Documents to the Trust Administrator when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trust Administrator, on behalf of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                    NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                    By:  --------------------------

                                    Title: ------------------------
Date: ----------------, 19--

                                    EXHIBIT H

                    AFFIDAVIT   PURSUANT  TO  SECTION  860E(e)(4)  OF  THE
                    INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

STATE OF           )
                   ) ss:
COUNTY OF          )

     [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ] [United States], on behalf of which he makes this affidavit.

     2. That the Purchaser's Taxpayer Identification Number is [ ].

     3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-14, Class [A-R][A-LR] Certificate (the "Class [A-R][A-LR] Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section
521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan subject to the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and/or Code Section 4975 or any governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing the assets of such a Plan.

     4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class [A-R][A-LR] Certificate as they become due.

     5. That the Purchaser understands that it may incur tax liabilities with respect to the Class [A-R][A-LR] Certificate in excess of cash flows generated by the Class [A-R][A-LR] Certificate.

     6. That the Purchaser will not transfer the Class [A-R][A-LR] Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

     7. That the Purchaser (i) is a U.S. Person or (ii) is a person other than a U.S. Person (a "Non-U.S. Person") that holds the Class [A-R][A-LR] Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trust Administrator with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trust Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class [A-R][A-LR] Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class [A-R][A-LR] Certificate will not be disregarded for federal income tax purposes. "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income or a trust if (i) for taxable years beginning after December 31, 1996 (or after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more U.S. Persons have the authority to control all substantial decisions of such trust or (ii) for all other taxable years, such trust is subject to U.S. federal income tax regardless of the source of its income.

     8. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class [A-R][A-LR] Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

     9. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the [Upper-Tier REMIC] [Lower-Tier REMIC] pursuant to Section 3.01 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.


     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this --- day of ------------, 19 --.

                               [NAME OF PURCHASER]


                               By:--------------------------
                                  [Name of Officer]
                                  [Title of Officer]


     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.


     Subscribed and sworn before me this -- day of , 19 --. ----------

-----------------------------
NOTARY PUBLIC

COUNTY OF--------------------

STATE OF---------------------

My commission expires the -- day of ----------, 19--.

                                    EXHIBIT I



            [Letter from Transferor of Class [A-R][A-LR] Certificate]



                                     [Date]




First Union National Bank
230 South Tryon Street
Charlotte, North Carolina  28288

                  Re:      Norwest Asset Securities Corporation,
                           Series 1997-14, Class [A-R][A-LR]
                           ---------------------------------

Ladies and Gentlemen:

     [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

                                          Very truly yours,
                                          [Transferor]

                                          ----------------------

                                    EXHIBIT J



                      NORWEST ASSET SECURITIES CORPORATION


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1997-14
               CLASS [A-WIO] [A-PO] [B-3] [B-4] [B-5] CERTIFICATES


                               TRANSFEREE'S LETTER



                                                 ----------------- --, ----

First Union National Bank
230 South Tryon Street
Charlotte, North Carolina  28288


Norwest Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

     The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-14, Class [A-WIO] [A-PO] [B-3] [B-4] [B-5] Certificates (the "Class [A-WIO] [A-PO] [B-3] [B-4] [B-5] Certificates") in the principal amount of $-----------. In doing so, the Purchaser hereby acknowledges and agrees as follows:

     Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of September 29, 1997 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller ("NASCOR"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and United States Trust Company of New York, as trustee (the "Trustee"), of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-14.

     Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to NASCOR, the Master Servicer and the Trust Administrator that:

     (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [A-WIO] [A-PO] [B-3] [B-4] [B-5] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

     (b) The Purchaser is acquiring the Class [A-WIO] [A-PO] [B-3] [B-4] [B-5] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

     [(c) The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [A-WIO] [A-PO] [B-3] [B-4] [B-5] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [A-WIO] [A-PO] [B-3] [B-4] [B-5] Certificates and can afford a complete loss of such investment.]

     [(c) The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

     (d) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated -------------, -------, relating to the Class [A-WIO] [A-PO] [B-3] [B-4] [B-5] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from NASCOR concerning the Class [A-WIO] [A-PO] [B-3] [B-4] [B-5] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [A-WIO] [A-PO] [B-3] [B-4] [B-5] Certificates that NASCOR possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [A-WIO] [A-PO] [B-3] [B-4] [B-5] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [A-WIO] [A-PO] [B-3] [B-4] [B-5] Certificates other than in connection with a subsequent sale of Class [A-WIO] [A-PO] [B-3] [B-4] [B-5] Certificates.

     (e) Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) [for Class [B-3][B-4][B-5] Certificates only] if the Purchaser is an insurance company, the source of funds used to purchase the Class [B-3][B-4][B-5] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to NASCOR and the Trust Administrator of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as NASCOR or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trust Administrator, the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

     (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [A-WIO] [A-PO] [B-3] [B-4] [B-5] Certificates is in compliance therewith.

     Section 3. Transfer of Class [A-WIO] [A-PO] [B-3] [B-4] [B-5] Certificates.

     (a) The Purchaser understands that the Class [A-WIO] [A-PO] [B-3] [B-4] [B-5] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [A-WIO] [A-PO] [B-3] [B-4] [B-5] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither NASCOR, the Master Servicer nor the Trust Administrator is under any obligation to register the Class [A-WIO] [A-PO] [B-3] [B-4] [B-5] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trust Administrator shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to NASCOR and the Trust Administrator as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trust Administrator or NASCOR may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which NASCOR or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Master Servicer or NASCOR. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Master Servicer, any Paying Agent acting on behalf of the Trust Administrator and NASCOR against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     (b) No transfer of a Class [A-WIO] [A-PO] [B-3] [B-4] [B-5] Certificate shall be made unless the transferee provides NASCOR and the Trust Administrator with a Transferee's Letter, substantially in the form of this Agreement.

     (c) The Purchaser acknowledges that its Class [A-WIO] [A-PO] [B-3] [B-4] [B-5] Certificates bear a legend setting forth the applicable restrictions on transfer.



     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                          [PURCHASER]



                                           By:  ------------------------------
                                           Its:  ------------------------------

                                    EXHIBIT K



                      NORWEST ASSET SECURITIES CORPORATION


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1997-14
                       CLASS [M] [B-1] [B-2] CERTIFICATES


                               TRANSFEREE'S LETTER




                                                 ---------------- --, ----

First Union National Bank
230 South Tryon Street
Charlotte, North Carolina  28288


Norwest Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

     The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-14, Class [M] [B-1] [B-2] Certificates (the "Class [M] [B-1] [B-2] Certificates") in the principal amount of $-----------. In doing so, the Purchaser hereby acknowledges and agrees as follows:

     Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of September 30, 1997 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller ("NASCOR"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator"), and United States Trust Company of New York, as trustee (the "Trustee") of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-14.

     Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the NASCOR, the Master Servicer and the Trust Administrator that:

     Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, the source of funds used to purchase the Class [M] [B-1] [B-2] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (June 12, 1995) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to NASCOR and the Trust Administrator of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as NASCOR or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.



                                    [PURCHASER]



                                    By:  -----------------------------

                                    Its: -----------------------------

                                    [Reserved]

                                    EXHIBIT L



               Boeing Employees' Credit Union Servicing Agreement

                 Cimmarron Mortgage Company Servicing Agreement

                   Citicorp Mortgage, Inc. Servicing Agreement

                Countrywide Home Loans, Inc. Servicing Agreement

               First Bank National Association Servicing Agreement

              First Union Mortgage Corporation Servicing Agreement

                    FT Mortgage Companies Servicing Agreement

                  Huntington Mortgage Corp. Servicing Agreement

                   Suntrust Mortgage, Inc. Servicing Agreement

               National City Mortgage Company Servicing Agreement

                   Norwest Mortgage, Inc. Servicing Agreement

                                    EXHIBIT M
                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

     This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of -----------------, between Norwest Bank Minnesota, National Association (the "Company" and "Norwest Bank") and --------------------- (the "Purchaser").

                              PRELIMINARY STATEMENT

     ---------------------- is the holder of the entire interest in Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-14, Class ---- (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of September 29, 1997 among Norwest Asset Securities Corporation, as Seller ("NASCOR"), Norwest Bank Minnesota, National Association, as Master Servicer, First Union National Bank, as Trust Administrator and United States Trust Company of New York, as Trustee.

     ------------------------- intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

     In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

     In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:



                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01 Defined Terms

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

     Collateral  Fund: The fund  established and maintained  pursuant to Section
3.01 hereof.

     Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least A-1 by Standard and Poor's ("S&P") or at least P-1 by Moody's Investors Service, Inc. ("Moody's") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least Aa2 by Moody's or AA by S&P, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least P-1 by Moody's or A-1 by S&P or (z) the depository institution or trust company is one that is acceptable to either Moody's or S&P and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

     Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

     Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

     Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

     Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

     Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

     Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and
Section 3.02 to be reduced by all withdrawals therefrom pursuant to Section 2.02(g) and Section 2.03(d).

         Section 1.02 Definitions Incorporated by Reference

     All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.



                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

         Section 2.01 Reports and Notices

     (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

          (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

          (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

     (b) If requested by the Purchaser, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

     (c) In addition to the foregoing, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof; provided, that the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

     Section 2.02 Purchaser's Election to Delay Foreclosure Proceedings

     (a) The Purchaser shall be deemed to direct the Company to direct (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of  transmission  of the notice provided by the Company under Section 2.01
(a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In the latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

     (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall be provided only to the extent it (i) is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or is otherwise readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

     (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of
(i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to
Section 3.01.

     (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

     (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (I) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer of immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account; or (ii) the related Servicer shall proceed with the Commencement of Foreclosure.

     (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection
(c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

     Section 2.03 Purchaser's Election to Commence Foreclosure Proceedings

     (a) In  connection  with any  Mortgage  Loan  identified  in a report under
Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

     (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to
Section 3.01.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

     (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of
liquidation  (plus  all  unreimbursed   interest  and  servicing   advances  and
Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

     Section 2.04 Termination

     (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate (i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) upon any breach of the terms of this Agreement by the Purchaser.

     (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to Section 2.02 or
Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.



                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

     Section 3.01. Collateral Fund

     Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Norwest Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-14. Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section 2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

     Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute or cause to be distributed to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

     Section 3.02. Collateral Fund Permitted Investments.

     The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

     All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

     Section 3.03. Grant of Security Interest

     The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

     The Purchaser acknowledges the lien on and the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

     Section 3.04. Collateral Shortfalls.

     In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.



                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS


     Section 4.01. Amendment.

     This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

     Section 4.02. Counterparts.

     This   Agreement   may  be  executed   simultaneously   in  any  number  of
counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.03. Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 4.04. Notices.

     All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

     (a) in the case of the Company,

                           Norwest Bank Minnesota, National Association
                           7485 New Horizon Way
                           Frederick, MD  21703

                           Attention:       Vice President, Master Servicing
                           Phone:           301-696-7800
                           Fax:             301-815-6365


     (b) in the case of the Purchaser,

                          ------------------------
                          ------------------------
                          ------------------------
                          ------------------------
                           Attention:-------------


     Section 4.05. Severability of Provisions.

     If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 4.06. Successors and Assigns.

     The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

     Section 4.07. Article and Section Headings.

     The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 4.08. Confidentiality.

     The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

     Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

     Section 4.09. Indemnification.

     The Purchaser agrees to indemnify and hold harmless the Company, NASCOR, and each Servicer and each person who controls the Company, NASCOR, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, NASCOR's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, NASCOR, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, NASCOR's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

     IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                       Norwest Bank Minnesota, National
                                       Association


                                       By:--------------------------
                                       Name:------------------------
                                       Title:-----------------------





                                       By:--------------------------
                                       Name:------------------------
                                       Title:-----------------------